        As filed with the Securities and Exchange Commission on October 28, 2009
                                               Securities Act File No. 333-57793
                               Investment Company Act of 1940 File No. 811-08839

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                      Post-Effective Amendment No. 44                        [X]

                                       And

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

                             Amendment No. 46                                [X]

                              SPDR(R) SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                               One Lincoln Street
                           Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (866) 787-2257

                              Ryan M. Louvar, Esq.
                       State Street Bank and Trust Company
                           One Lincoln Street/CPH0326
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                   Copies to:
                              W. John McGuire, Esq.
                          Morgan, Lewis and Bockius LLP
                           1111 Pennsylvania Ave., NW
                              Washington, DC 20004

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to Rule 485, paragraph (b)

[X]  on October 31, 2009 pursuant to Rule 485, paragraph (b)

[ ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(1)

[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ]  on _________________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      [SPDR LOGO]




SPDR(R) SERIES TRUST PROSPECTUS
October 31, 2009

SPDR(R) Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR Dow Jones Large Cap Growth ETF (ELG)
SPDR Dow Jones Large Cap Value ETF (ELV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR Dow Jones Mid Cap Growth ETF (EMG)
SPDR Dow Jones Mid Cap Value ETF (EMV)
SPDR Dow Jones Small Cap ETF (DSC)
SPDR Dow Jones Small Cap Growth ETF (DSG)
SPDR Dow Jones Small Cap Value ETF (DSV)
SPDR DJ Global Titans ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR KBW Bank ETF (KBE)
SPDR KBW Capital Markets ETF (KCE)
SPDR KBW Insurance ETF (KIE)
SPDR KBW Mortgage FinanceSM ETF (KME)
SPDR KBW Regional BankingSM ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P(R) Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Building & Construction ETF (XBC)
SPDR S&P Computer Hardware ETF (XHW)
SPDR S&P Computer Software ETF (STW)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P LeisureTime ETF (XLZ)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Outsourcing & IT Consulting ETF (XOT)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR Wells Fargo(R) Preferred Stock ETF (PSK)

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]




TABLE OF CONTENTS

      FUND SUMMARIES
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Total Market ETF (TMW)                                             1
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Large Cap ETF (ELR)                                                4
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Large Cap Growth ETF (ELG)                                         7
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Large Cap Value ETF (ELV)                                         11
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Mid Cap ETF (EMM)                                                 15
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Mid Cap Growth ETF (EMG)                                          18
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Mid Cap Value ETF (EMV)                                           22
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Small Cap ETF (DSC)                                               26
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Small Cap Growth ETF (DSG)                                        29
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones Small Cap Value ETF (DSV)                                         33
----------------------------------------------------------------------------------------------------
           SPDR DJ Global Titans ETF (DGT)                                                  37
----------------------------------------------------------------------------------------------------
           SPDR Dow Jones REIT ETF (RWR)                                                    41
----------------------------------------------------------------------------------------------------
           SPDR KBW Bank ETF (KBE)                                                          45
----------------------------------------------------------------------------------------------------
           SPDR KBW Capital Markets ETF (KCE)                                               49
----------------------------------------------------------------------------------------------------
           SPDR KBW Insurance ETF (KIE)                                                     53
----------------------------------------------------------------------------------------------------
           SPDR KBW Mortgage Finance ETF (KME)                                              57
----------------------------------------------------------------------------------------------------
           SPDR KBW Regional Banking ETF (KRE)                                              60
----------------------------------------------------------------------------------------------------
           SPDR Morgan Stanley Technology ETF (MTK)                                         64
----------------------------------------------------------------------------------------------------
           SPDR S&P Dividend ETF (SDY)                                                      68
----------------------------------------------------------------------------------------------------
           SPDR S&P Aerospace & Defense ETF (XAR)                                           71
----------------------------------------------------------------------------------------------------
           SPDR S&P Biotech ETF (XBI)                                                       74
----------------------------------------------------------------------------------------------------
           SPDR S&P Building & Construction ETF (XBC)                                       78
----------------------------------------------------------------------------------------------------
           SPDR S&P Computer Hardware ETF (XHW)                                             81
----------------------------------------------------------------------------------------------------
           SPDR S&P Computer Software ETF (STW)                                             84
----------------------------------------------------------------------------------------------------
           SPDR S&P Health Care Equipment ETF (XHE)                                         87
----------------------------------------------------------------------------------------------------
           SPDR S&P Health Care Services ETF (XHS)                                          90
----------------------------------------------------------------------------------------------------
           SPDR S&P Homebuilders ETF (XHB)                                                  93
----------------------------------------------------------------------------------------------------
           SPDR S&P LeisureTime ETF (XLZ)                                                   97
----------------------------------------------------------------------------------------------------
           SPDR S&P Metals & Mining ETF (XME)                                              100
----------------------------------------------------------------------------------------------------
           SPDR S&P Oil & Gas Equipment & Services ETF (XES)                               104
----------------------------------------------------------------------------------------------------
           SPDR S&P Oil & Gas Exploration & Production ETF (XOP)                           108
----------------------------------------------------------------------------------------------------
           SPDR S&P Outsourcing & IT Consulting ETF (XOT)                                  112
----------------------------------------------------------------------------------------------------
           SPDR S&P Pharmaceuticals ETF (XPH)                                              115
----------------------------------------------------------------------------------------------------
           SPDR S&P Retail ETF (XRT)                                                       119
----------------------------------------------------------------------------------------------------
           SPDR S&P Semiconductor ETF (XSD)                                                123
----------------------------------------------------------------------------------------------------
           SPDR S&P Telecom ETF (XTL)                                                      127
----------------------------------------------------------------------------------------------------
           SPDR S&P Transportation ETF (XTN)                                               130
----------------------------------------------------------------------------------------------------
           SPDR Wells Fargo Preferred Stock ETF (PSK)                                      133
----------------------------------------------------------------------------------------------------
      SUMMARY INFORMATION ABOUT PURCHASES, SALES AND TAXES                                 137
----------------------------------------------------------------------------------------------------
      ADDITIONAL STRATEGIES                                                                137
----------------------------------------------------------------------------------------------------
      ADDITIONAL RISK INFORMATION                                                          138
----------------------------------------------------------------------------------------------------
      MANAGEMENT                                                                           142
----------------------------------------------------------------------------------------------------
      INDEX/TRADEMARK LICENSES/DISCLAIMERS                                                 144
----------------------------------------------------------------------------------------------------
      ADDITIONAL PURCHASE AND SALE INFORMATION                                             147
----------------------------------------------------------------------------------------------------
      OTHER CONSIDERATIONS                                                                 147
----------------------------------------------------------------------------------------------------
      DISTRIBUTIONS                                                                        148
----------------------------------------------------------------------------------------------------
      PORTFOLIO HOLDINGS                                                                   148
----------------------------------------------------------------------------------------------------
      ADDITIONAL TAX INFORMATION                                                           148
----------------------------------------------------------------------------------------------------
      GENERAL INFORMATION                                                                  151
----------------------------------------------------------------------------------------------------
      PREMIUM/DISCOUNT INFORMATION                                                         151
----------------------------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS                                                                 151
----------------------------------------------------------------------------------------------------
      WHERE TO LEARN MORE ABOUT THE FUNDS                                           Back Cover
----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]




                                 FUND SUMMARIES                              TMW
SPDR(R) DOW JONES TOTAL MARKET ETF                                 (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Total Market ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.21%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $22                 $68                $118                $268
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).


PRECISE IN A WORLD THAT ISN'T. TM                                              1

      [SPDR LOGO]





The Index is designed to represent the performance of all U.S. equity securities with readily available price data. The Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock Exchange) and the NASDAQ Stock Market. The Index is a float-adjusted market capitalization weighted index that reflects shares of securities actually available to investors in the marketplace. To be included in the Index, an issue generally must be all of the following: (i) a company's primary equity issue (common stock, REIT or limited partnership); and (ii) the security of a U.S. company. A semiannual composition review of the Index is announced and implemented in March and September. Shares and float factors of the Index are updated on a quarterly basis. Except to account for stock splits and reverse splits, shares and float factors will not be adjusted for bulletin board, NYSE Arca and pink sheet stocks until they are returned to exchange listings. Companies that are re-listed as of the close of trading on the second Friday of each month will have their shares and float adjustments made at the same time as the monthly index additions and deletions, after the close of trading on the third Friday of each month. As of September 30, 2009, the Index was comprised of 4,332 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2001                                               -10.23
2002                                               -21.21
2003                                                26.63
2004                                                10.01
2005                                                 6.91
2006                                                14.91
2007                                                 5.44
2008*                                              -36.80




  Highest Quarterly Return: 14.78% (Q2 2003)
  Lowest Quarterly Return: -22.49% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  21.02%.



2                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares. Prior to June 14, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Total Stock Market Index. Performance of the Fund prior to June 14, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (10/4/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -36.80%        -2.07%         -3.22%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -37.08%        -2.35%         -3.55%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            -23.62%        -1.68%         -2.72%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                            -37.23%        -1.69%         -4.24%
-------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                              3

      [SPDR LOGO]


                                                                             ELR
SPDR(R) DOW JONES LARGE CAP ETF                                    (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Large Cap ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Large-Cap Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.03%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.23%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $24                 $74                $130                $293
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the large-cap portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock


4                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 1-750 by full market capitalization. As of September 30, 2009, the Index was comprised of 747 stocks.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the large cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                15.38
2007                                                 6.21
2008*                                              -36.90




  Highest Quarterly Return: 6.89% (Q4 2006)
  Lowest Quarterly Return: -22.14% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  19.69%.


PRECISE IN A WORLD THAT ISN'T. TM                                              5

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -36.90%          -7.04%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -37.25%          -7.40%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -23.72%          -5.86%
-------------------------------------------------------------------------------------------------------
DOW JONES U.S. LARGE-CAP TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -37.06%          -6.95%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



6                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             ELG
SPDR(R) DOW JONES LARGE CAP GROWTH ETF                             (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The Dow Jones Large Cap Growth ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $20                 $64                $113                $255
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the large-cap growth portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the

PRECISE IN A WORLD THAT ISN'T. TM                                              7

      [SPDR LOGO]






U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 1-750 by full market capitalization and that are classified as "growth" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2009, the Index was comprised of 426 stocks.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the large cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   GROWTH RISK: The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



8                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2001                                               -25.66
2002                                               -31.65
2003                                                29.18
2004                                                 4.92
2005                                                 3.10
2006                                                 8.93
2007                                                10.77
2008*                                              -37.48




  Highest Quarterly Return: 17.06% (Q4 2001)
  Lowest Quarterly Return: -24.88% (Q3 2001)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  27.24%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares. Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Large-Cap Growth Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -37.48%        -3.99%        -10.60%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -37.59%        -4.13%        -10.71%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            -24.19%        -3.30%         -8.33%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. LARGE-CAP GROWTH TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                            -37.49%        -2.34%         -8.42%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                              9

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



10                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             ELV
SPDR(R) DOW JONES LARGE CAP VALUE ETF                              (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Large Cap Value ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Large-Cap Value Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.21%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $22                 $68                $118                $268
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the large-cap value portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock

PRECISE IN A WORLD THAT ISN'T. TM                                             11

      [SPDR LOGO]






Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 1-750 by full market capitalization and that are classified as "value" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2009, the Index was comprised of 321 stocks.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the large cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   VALUE RISK: The Fund employs a "value" style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



12                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2001                                                -6.30
2002                                               -17.60
2003                                                25.51
2004                                                13.12
2005                                                 5.48
2006                                                21.55
2007                                                 1.70
2008*                                              -36.49




  Highest Quarterly Return: 18.25% (Q2 2003)
  Lowest Quarterly Return: -21.13% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  12.18%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares. Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Large-Cap Value Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -36.49%        -1.30%         -0.48%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -36.95%        -1.73%         -1.02%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            -23.23%        -0.90%         -0.35%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. LARGE-CAP VALUE TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                            -36.62%        -1.14%          0.71%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             13

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



14                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             EMM
SPDR(R) DOW JONES MID CAP ETF                                      (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Mid Cap ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Mid-Cap Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.05%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.30%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $31                 $97                $169                $381
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the mid-cap portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock Exchange) and the

PRECISE IN A WORLD THAT ISN'T. TM                                             15

      [SPDR LOGO]






NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked 501-1,000 by full market capitalization. As of September 30, 2009, the Index was comprised of 500 stocks.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the mid cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                13.27
2007                                                 5.59
2008*                                              -38.73




  Highest Quarterly Return: 8.65% (Q1 2006)
  Lowest Quarterly Return: -25.80% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  35.21%.



16                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -38.73%          -8.17%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -38.99%          -8.80%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -24.97%          -6.79%
-------------------------------------------------------------------------------------------------------
DOW JONES U.S. MID-CAP TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -38.86%          -8.11%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             17

      [SPDR LOGO]


                                                                             EMG
SPDR(R) DOW JONES MID CAP GROWTH ETF                               (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Mid Cap Growth ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Mid-Cap Growth Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.03%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.28%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $29                 $90                $157                $356
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the mid-cap growth portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock


18                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 501-1,000 by full market capitalization and that are classified as "growth" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earning growth. As of September 30, 2009, the Index was comprised of 264 stocks.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the mid cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

   GROWTH RISK: The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             19

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                11.32
2007                                                11.04
2008*                                              -41.55




  Highest Quarterly Return: 9.47% (Q1 2006)
  Lowest Quarterly Return: -27.02% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  44.62%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -41.55%          -8.58%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -41.63%          -8.91%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -26.91%          -7.13%
-------------------------------------------------------------------------------------------------------
DOW JONES U.S. MID-CAP GROWTH TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -41.64%          -8.44%
-------------------------------------------------------------------------------------------------------





20                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             21

      [SPDR LOGO]


                                                                             EMV
SPDR(R) DOW JONES MID CAP VALUE ETF                                (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Mid Cap Value ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Mid-Cap Value Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.09%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.34%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $35                $109                $191                $431
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the mid-cap value portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock


22                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 501-1,000 by full market capitalization and that are classified as "value" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earning growth. As of September 30, 2009, the Index was comprised of 236 stocks.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the mid cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

   VALUE RISK: The Fund employs a "value" style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             23

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                15.42
2007                                                -1.52
2008*                                              -34.64




  Highest Quarterly Return: 8.40% (Q4 2006)
  Lowest Quarterly Return: -24.41% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  24.46%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -34.64%          -7.76%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -35.16%          -8.32%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -22.14%          -6.48%
-------------------------------------------------------------------------------------------------------
DOW JONES U.S. MID-CAP VALUE TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -34.80%          -7.64%
-------------------------------------------------------------------------------------------------------





24                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             25

      [SPDR LOGO]


                                                                             DSC
SPDR(R) DOW JONES SMALL CAP ETF                                    (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Small Cap ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Small-Cap Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.07%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.32%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $33                $103                $180                $406
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the small cap portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock


26                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 751-2500 by full market capitalization. As of September 30, 2009, the Index was comprised of 1,747 stocks.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the small cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                16.59
2007                                                 1.69
2008*                                              -37.47




  Highest Quarterly Return: 12.51% (Q1 2006)
  Lowest Quarterly Return: -26.84% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  35.31%.


PRECISE IN A WORLD THAT ISN'T. TM                                             27

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -37.47%          -8.05%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -37.75%          -8.43%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -24.15%          -6.70%
-------------------------------------------------------------------------------------------------------
DOW JONES U.S. SMALL-CAP TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -37.76%          -7.96%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



28                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             DSG
SPDR(R) DOW JONES SMALL CAP GROWTH ETF                             (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Small Cap Growth ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Small-Cap Growth Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.26%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $27                 $84                $146                $331
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the small-cap growth portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the

PRECISE IN A WORLD THAT ISN'T. TM                                             29

      [SPDR LOGO]






U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 751-2500 by full market capitalization and that are classified as "growth" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2009, the Index was comprised of 923 stocks.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the small cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   GROWTH RISK: The Fund emphasizes a "growth" style of investing. The market values of growth stocks may be more volatile than other types of investments. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



30                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2001                                                -8.88
2002                                               -38.94
2003                                                48.05
2004                                                15.18
2005                                                 8.73
2006                                                13.37
2007                                                 7.89
2008*                                              -41.00




  Highest Quarterly Return: 32.87% (Q4 2001)
  Lowest Quarterly Return: -30.33% (Q3 2001)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  40.77%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares. Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Small-Cap Growth Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -41.00%        -2.00%         -6.05%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -41.10%        -2.12%         -6.12%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            -26.55%        -1.65%         -4.93%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. SMALL-CAP GROWTH TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                            -41.26%        -1.17%         -4.00%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             31

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



32                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             DSV
SPDR(R) DOW JONES SMALL CAP VALUE ETF                              (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones Small Cap Value ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Small-Cap Value Total Stock Market Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.02%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.27%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $28                 $87                $152                $343
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float-adjusted market capitalization weighted index that represents the small-cap value portion of the Dow Jones U.S. Total Stock Market Index ("Total Stock Market Index"). The Total Stock Market Index tracks all the U.S. common stocks regularly traded on the New York Stock Exchange, NYSE Amex (formerly the American Stock

PRECISE IN A WORLD THAT ISN'T. TM                                             33

      [SPDR LOGO]






Exchange) and the NASDAQ Stock Market. The Index includes the components of the Total Stock Market Index ranked approximately 751-2500 by full market capitalization and that are classified as "value" based on analysis that accounts for six factors. The six factors are: (i) projected price-to-earnings ratio (P/E), (ii) projected earnings growth, (iii) price-to-book ratio, (iv) dividend yield, (v) trailing revenue growth, and (vi) trailing earnings growth. As of September 30, 2009, the Index was comprised of 824 stocks.

The composition of the Index is assigned based on the semiannual review of the Total Stock Market Index. New issues are added to the Index on a monthly basis as new issues are added to the Total Stock Market Index and fall within the small cap portion. An issue is removed as soon as prudently possible if it fails to meet the inclusion requirement of the Total Stock Market Index. Shares and float factors of the Index are updated on a quarterly basis.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   VALUE RISK: The Fund employs a "value" style of investing that emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



34                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2001                                                12.33
2002                                                -2.72
2003                                                42.91
2004                                                17.96
2005                                                 5.89
2006                                                19.66
2007                                                -4.22
2008*                                              -33.58




  Highest Quarterly Return: 22.69% (Q2 2003)
  Lowest Quarterly Return: -25.28% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  30.89%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares for certain time periods exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares. Prior to November 1, 2005, the Fund's investment strategy sought to track the total return performance of an index different from the Dow Jones U.S. Small-Cap Value Total Stock Market Index. Performance of the Fund prior to November 1, 2005 is therefore based on the Fund's investment strategy to track the prior index. Future performance may vary from past results.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -33.58%        -1.01%         6.77%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -34.03%        -1.88%         5.59%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            -21.47%        -0.66%         5.98%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. SMALL-CAP VALUE TOTAL STOCK MARKET INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                            -33.92%        -0.86%         5.46%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             35

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



36                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             DGT
SPDR(R) DJ GLOBAL TITANS ETF                                       (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR DJ Global Titans ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Global Titans 50 Index U.S. Close (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.51%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $52                $164                $285                $640
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index (American Depositary Receipts ("ADRs") may be included for purposes of this test). The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. The Fund purchases ADRs or U.S. shares, if available, of foreign companies included in the Index. If an ADR for a company is not available, the Fund will purchase the actual foreign security included in the Index. The Fund purchases such ADRs or U.S. shares rather than the underlying foreign securities, because the closing value of the Index is calculated based on ADR or U.S. share prices and, therefore, the Adviser believes that ADRs or U.S. shares best enable the Fund to accurately track the Index. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such

PRECISE IN A WORLD THAT ISN'T. TM                                             37

      [SPDR LOGO]






as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index includes 50 stocks of multinational blue-chip companies that are traded on a major U.S. or foreign stock exchange. The Index component stocks are chosen by Dow Jones based on the combination of market data and fundamental data, such as float-adjusted market capitalization, sales/revenue and net profit. The stock must, in the opinion of Dow Jones, meet all four of the following criteria to qualify as a candidate for the Index: (1) it must be a well established company with a solid financial situation and a broad client base; (2) it must be well known to global investors for either its long history of success or its widely used products or services; (3) it must be a market leader in its industry with either a dominant position or a competitive advantage; and (4) it must be among the largest of blue-chip companies in the global arena. Investors should also be aware that Dow Jones has retained editorial control over the Index and has reserved the right to modify the Index and/or its methodology at any time. As of September 30, 2009, the Index was comprised of 50 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. and non-U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



38                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2001                                               -12.92
2002                                               -23.35
2003                                                24.94
2004                                                 7.32
2005                                                 2.90
2006                                                19.83
2007                                                 5.95
2008*                                              -37.73




  Highest Quarterly Return: 14.77% (Q2 2003)
  Lowest Quarterly Return: -19.80% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  16.62%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -37.73%        -2.68%         -4.80%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -38.02%        -3.02%         -5.16%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            -23.97%        -2.14%         -3.96%
-------------------------------------------------------------------------------------------------------------------
DOW JONES GLOBAL TITANS 50 INDEX U.S. CLOSE
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                            -37.86%        -2.32%         -4.33%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             39

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



40                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             RWR
SPDR(R) DOW JONES REIT ETF                                         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Dow Jones REIT ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones U.S. Select REIT Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.25%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.25%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $26                 $80                $141                $318
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is designed to provide a measure of real estate securities that serve as proxies for direct real estate investing, in part by excluding securities whose value is not always closely tied to the value of the underlying real estate. The reason for the exclusions is that factors other than real estate supply and demand, such as interest rates and health

PRECISE IN A WORLD THAT ISN'T. TM                                             41

      [SPDR LOGO]






care, influence the market value of these companies. The Index is a market capitalization weighted index of publicly traded real estate investment trusts ("REITs") and is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum total market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company's total revenue must be derived from the ownership and operation of real estate assets. The liquidity of the company's stock must be commensurate with that of other institutionally held real estate securities. As of September 30, 2009, the Index was comprised of 79 REITs.

The Index is generally rebalanced quarterly, and returns are calculated on a buy and hold basis except as necessary to reflect the occasional occurrence of Index changes in the middle of the month. Each REIT in the Index is weighted by its float-adjusted market capitalization. That is, each security is weighted to reflect the attainable market performance of the security which reflects that portion of securities shares that are accessible to investors. The Index is priced daily and is a total return (price and income) benchmark.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   REAL ESTATE SECTOR RISK: The Fund will concentrate its investments in the real estate sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in real estate securities (which include REITs) may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Changes in interest rates may also affect the value of the Fund's investment in real estate securities. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. In addition, REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and maintaining exemption from the registration requirements of the Investment Company Act of 1940, as amended.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.



42                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2002                                                 3.26
2003                                                35.45
2004                                                32.71
2005                                                13.63
2006                                                35.51
2007                                               -17.69
2008*                                              -38.94




  Highest Quarterly Return: 15.82% (Q4 2004)
  Lowest Quarterly Return: -39.70% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  17.83%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares for last year exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (4/23/01)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -38.94%         0.53%         6.58%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -39.92%        -0.82%         4.90%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            -25.00%         0.47%         5.56%
-------------------------------------------------------------------------------------------------------------------
DOW JONES U.S. SELECT REIT INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                            -39.20%         0.65%         6.76%
-------------------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             43

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund. SSgA FM has retained The Tuckerman Group LLC ("Tuckerman" or "Sub-Adviser"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones REIT ETF's investments, subject to supervision of the Adviser and the Board of Trustees. To the extent that a reference in this Prospectus refers to the "Adviser," such reference should also be read to refer to Tuckerman with respect to the SPDR Dow Jones REIT ETF where the context requires.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Amos Rogers III and Sophia Banar.

AMOS ROGERS is Managing Director of Tuckerman. He joined the Sub-Adviser in
2003.

SOPHIA BANAR is a Securities Analyst and an Assistant Portfolio Manager for Tuckerman. She joined the Sub-Adviser in 2006.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



44                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             KBE
SPDR(R) KBW BANK ETF                                               (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR KBW Bank ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the KBW Bank Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified-market capitalization-weighted index that seeks to reflect the performance of publicly traded companies that do business as banks or thrifts. The Index is currently comprised of common stocks of national money centers and leading regional banks or thrifts listed on the New York Stock Exchange or another

PRECISE IN A WORLD THAT ISN'T. TM                                             45

      [SPDR LOGO]






U.S. national securities exchange, or NASDAQ Stock Market. The Index components are selected to provide appropriate representation of the industry's sub-sectors. As of September 30, 2009, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   BANKING SECTOR RISK: The Fund's assets will generally be concentrated in the banking sector, which means the Fund will be more affected -- for better or for worse -- by the performance of the banking sector versus a fund that was more diversified. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and thus, failure to maintain or increase market share may result in lost market share.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.



46                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                16.50
2007                                               -21.81
2008*                                              -47.39




  Highest Quarterly Return: 17.84% (Q3 2008)
  Lowest Quarterly Return: -33.63% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was 8.70%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -47.39%         -19.90%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -47.83%         -20.59%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -30.19%         -16.01%
-------------------------------------------------------------------------------------------------------
KBW BANK INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -47.55%         -19.74%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             47

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



48                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             KCE
SPDR(R) KBW CAPITAL MARKETS ETF                                    (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR KBW Capital Markets ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the KBW Capital Markets Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.36%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $37                $116                $202                $456
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified-market capitalization-weighted index that seeks to reflect the performance of U.S. publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges. The Index is currently comprised of leading companies active in the U.S. capital markets that are listed on

PRECISE IN A WORLD THAT ISN'T. TM                                             49

      [SPDR LOGO]






the New York Stock Exchange, or another U.S. national securities exchange, or NASDAQ Stock Market. As of September 30, 2009, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   CAPITAL MARKETS SECTOR RISK: The Fund's assets will generally be concentrated in the capital markets sector, which means the Fund will be more affected -- for better or for worse -- by the performance of the capital markets sector versus a fund that was more diversified. Companies within the Index can be significantly affected by stock and bank trading activity, changes in governmental regulation, continuing increases in price competition, decreases in fees or fee-related business, including investment banking, brokerage, asset management and other servicing fees, fluctuation in interest rates and other factors which could adversely affect financial markets.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.



50                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                28.47
2007                                                 0.94
2008*                                              -60.27




  Highest Quarterly Return: 14.26% (Q1 2006)
  Lowest Quarterly Return: -33.43% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  48.35%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -60.27%         -18.25%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -60.37%         -18.54%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -39.03%         -14.73%
-------------------------------------------------------------------------------------------------------
KBW CAPITAL MARKETS INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -60.32%         -17.98%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             51

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



52                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             KIE
SPDR(R) KBW INSURANCE ETF                                          (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR KBW Insurance ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the KBW Insurance Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 53% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted modified-market capitalization weighted index which measures the performance of companies in the insurance industry which are publicly traded in the United States. The securities in the Index are selected to provide appropriate representation of the industry's diverse sub-sectors, including personal and commercial

PRECISE IN A WORLD THAT ISN'T. TM                                             53

      [SPDR LOGO]






lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee. Index components account for approximately three-quarters of the market capitalization of the entire U.S. public insurance company universe. As of September 30, 2009, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   INSURANCE SECTOR RISK: The Fund's assets will generally be concentrated in the insurance sector, which means the Fund will be more affected -- for better or for worse -- by the performance of the insurance sector versus a fund that was more diversified. Insurance companies' profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Certain types of insurance companies may also be affected by weather catastrophes and other disasters and mortality rates. In addition, although the industry is currently subject to extensive regulation, companies in this industry may be adversely affected by increased governmental regulations or tax law changes in the future.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.



54                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                10.19
2007                                                -5.81
2008*                                              -46.80




  Highest Quarterly Return: 6.63% (Q4 2006)
  Lowest Quarterly Return: -28.64% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  33.09%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -46.80%         -16.95%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -47.02%         -17.22%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -30.16%         -13.83%
-------------------------------------------------------------------------------------------------------
KBW INSURANCE INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -46.70%         -16.61%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             55

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



56                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             KME
SPDR(R) KBW MORTGAGE FINANCE(SM) ETF                               (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR KBW Mortgage Finance ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the mortgage banking, processing and marketing segment of the U.S. financial services industry.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (April 29, 2009) to the end of the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the KBW Mortgage Finance Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).


PRECISE IN A WORLD THAT ISN'T. TM                                             57

      [SPDR LOGO]





The Index is a float adjusted modified-market capitalization weighted index that seeks to reflect the performance of companies representing mortgage banks, loan processors, marketing and service institutions listed on U.S. stock markets. The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor. As of September 30, 2009, the Index was comprised of 24 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   MORTGAGE SECTOR RISK: The Fund's assets will generally be concentrated in the mortgage industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the mortgage industry versus a fund that was more diversified. The mortgage industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at banks and other federally insured institutions, in response to a high failure rate, have led to high capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home loans. Significant changes are occurring in the origination, packaging, marketing and selling, holding, and insuring of mortgage products.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.



58                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             59

      [SPDR LOGO]


                                                                             KRE
SPDR(R) KBW REGIONAL BANKING(SM) ETF                               (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR KBW Regional Banking ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the regional banking segment of the U.S. banking industry.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the KBW Regional Banking Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is a float adjusted equal capitalization-weighted index that seeks to reflect the performance of publicly traded companies that do business as regional banks or thrifts listed on U.S. stock markets. The Index components are



60                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






selected to provide appropriate representation of the industry's sub-sectors. The Index is examined quarterly for rebalancing and a special rebalancing may be conducted at any time if it is determined necessary to maintain the integrity of the Index. Calculations of the Index values are made by a third party vendor. As of September 30, 2009, the Regional Banking Index was comprised of 50 stocks. It is created and maintained by Keefe, Bruyette & Woods, Inc.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   BANKING SECTOR RISK: The Fund's assets will generally be concentrated in the banking sector, which means the Fund will be more affected -- for better or for worse -- by the performance of the banking sector versus a fund that was more diversified. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Banks may also be subject to severe price competition. The regional banking industry is highly competitive and thus, failure to maintain or increase market share may result in lost market share.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             61

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Regional Banking Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2007                                               -22.01
2008*                                              -18.33




  Highest Quarterly Return: 34.92% (Q3 2008)
  Lowest Quarterly Return: -23.90% (Q2 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  -25.55%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (6/19/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -18.33%         -14.37%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -19.07%         -15.33%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -11.63%         -12.31%
-------------------------------------------------------------------------------------------------------
KBW REGIONAL BANKING INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -18.56%         -13.89%
-------------------------------------------------------------------------------------------------------





62                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             63

      [SPDR LOGO]


                                                                             MTK
SPDR(R) MORGAN STANLEY TECHNOLOGY ETF                              (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Morgan Stanley Technology ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of the Morgan Stanley Technology Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is composed purely of electronics-based technology companies. The Index was the first listed broad-market technology barometer dedicated exclusively to the electronics-based technology industry. The Index comprises companies drawn from the following technology sub-sectors: computer services; design software; server software, PC


64                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






software and new media; networking and telecom equipment; server hardware, PC hardware and peripherals; specialized systems; and semiconductors. The New York Stock Exchange ("NYSE") calculates the Index. Morgan Stanley & Co. Incorporated acts as consultant to the NYSE in connection with NYSE's maintenance of the Index. The Index is equal-dollar-weighted to ensure that each of its component securities is represented in approximate equal dollar value. As of September 30, 2009, the Index was comprised of 35 stocks.

To ensure that each component stock continues to represent approximate equal market value in the Technology Index, adjustments, if necessary, are made annually after the close of trading on the third Friday of December.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   TECHNOLOGY SECTOR RISK: The Fund's assets will generally be concentrated in the technology sector, which means the Fund will be more affected -- for better or for worse -- by the performance of the technology sector versus a fund that was more diversified. The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.


PRECISE IN A WORLD THAT ISN'T. TM                                             65

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2001                                               -24.33
2002                                               -43.44
2003                                                65.05
2004                                                 6.56
2005                                                 2.85
2006                                                 8.83
2007                                                 9.73
2008*                                              -44.91




  Highest Quarterly Return: 35.54% (Q4 2001)
  Lowest Quarterly Return: -35.46% (Q3 2001)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  57.46%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                                     SINCE
                                                                                       FIVE        INCEPTION
                                                                       ONE YEAR       YEARS        (9/25/00)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                    -44.91%        -6.33%        -11.92%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                    -44.96%        -6.36%        -11.93%
-------------------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            -29.10%        -5.26%         -9.26%
-------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY TECHNOLOGY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                            -44.74%        -5.91%        -11.29%
-------------------------------------------------------------------------------------------------------------------





66                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             67

      [SPDR LOGO]


                                                                             SDY
SPDR(R) S&P(R) DIVIDEND ETF                                       (NYSE Ticker))

  INVESTMENT OBJECTIVE
  The SPDR S&P Dividend ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the price and yield of the S&P High Yield Dividend Aristocrats Index (the "Index").

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Index, the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index is designed to measure the performance of the 50 highest dividend yielding S&P Composite 1500(R) Index constituents that have followed a managed-dividends policy of consistently increasing dividends every year for at least 25 consecutive years. Stocks included in the Index have both capital growth and dividend income characteristics, as


68                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






opposed to stocks that are pure yield, or pure capital oriented. Stocks within the Index are weighted by indicated yield (annualized gross dividend payment per share divided by price per share) and weight-adjusted each quarter. As of September 30, 2009, the Index was comprised of 50 stocks.

The Index components are reviewed annually in December for continued inclusion in the Index and re-weighted quarterly in March, June and September. A component stock may be removed from the Index if 1) during the year-end review, dividends did not increase from the previous year or a company falls out of the top 50 of index eligible companies in terms of indicated dividend yield, 2) at quarterly rebalancings, the company ranks 60 or higher in terms of indicated dividend yield, where "higher" means lower yield, or 3) at any time during the year, a company is removed from the S&P Composite 1500 Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2006                                                17.74
2007                                                -6.39
2008*                                              -23.02




  Highest Quarterly Return: 11.80% (Q3 2008)
  Lowest Quarterly Return: -16.22% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  12.61%.


PRECISE IN A WORLD THAT ISN'T. TM                                             69

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/8/05)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -23.02%          -4.58%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -23.75%          -5.30%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -14.31%          -3.84%
-------------------------------------------------------------------------------------------------------
S&P HIGH YIELD DIVIDEND ARISTOCRATS INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -23.01%          -4.45%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



70                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             XAR
SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF                             (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Aerospace & Defense ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the aerospace and defense segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Aerospace & Defense Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the aerospace and defense sub-industry portion of the S&P Total Stock Market Index (the "S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each

PRECISE IN A WORLD THAT ISN'T. TM                                             71

      [SPDR LOGO]






designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., aerospace & defense) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 24 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   AEROSPACE AND DEFENSE SECTOR RISK: The Fund's assets will generally be concentrated in the aerospace and defense industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the aerospace and defense industry versus a fund that was more diversified. The aerospace and defense industry can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



72                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             73

      [SPDR LOGO]


                                                                             XBI
SPDR(R) S&P(R) BIOTECH ETF                                         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Biotech ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the biotechnology segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Biotechnology Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).



74                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index represents the biotechnology sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P(R) Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., biotechnology) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and
(iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 27 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   BIOTECHNOLOGY SECTOR RISK: The Fund's assets will generally be concentrated in the biotechnology industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the biotechnology industry versus a fund that was more diversified. Companies within the biotech industry invest heavily in research and development which may not necessarily lead to commercially successful products. This industry is also subject to increased governmental regulation which may delay or inhibit the release of new products. Many biotech companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment of such rights may have adverse financial consequences. Biotech stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotech companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.


PRECISE IN A WORLD THAT ISN'T. TM                                             75

      [SPDR LOGO]





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2007                                                 29.1
----                                                 ----
2008*                                               -8.81




  Highest Quarterly Return: 13.92% (Q3 2007)
  Lowest Quarterly Return: -11.68% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was 0.64%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares for last year exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (1/31/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -8.81%          3.12%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      -9.06%          3.01%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              -5.59%          2.63%
-------------------------------------------------------------------------------------------------------
S&P BIOTECHNOLOGY SELECT INDUSTRY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              -8.42%          3.56%
-------------------------------------------------------------------------------------------------------





76                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             77

      [SPDR LOGO]


                                                                             XBC
SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF                         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR(R) S&P(R) Building & Construction ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the building and construction segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Building & Construction Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the building and construction sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each


78                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., building & construction) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 36 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   BUILDING AND CONSTRUCTION SECTOR RISK: The Fund's assets will generally be concentrated in the building and construction industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the building and construction industry versus a fund that was more diversified. Companies within the Index can be significantly affected by the national, regional and local residential and commercial real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, zoning laws, taxation, consumer confidence, real estate values, demographic patterns, building inventories, and the level of new and existing home sales. Natural disasters and environmental issues can also affect the building industry.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                             79

      [SPDR LOGO]





FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



80                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             XHW
SPDR(R) S&P(R) COMPUTER HARDWARE ETF                               (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Computer Hardware ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the computer hardware segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------
                     YEAR 1                                            YEAR 3
--------------------------------------------------------------------------------------------------
                       $36                                              $113
--------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Computer Hardware Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the computer hardware sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to

PRECISE IN A WORLD THAT ISN'T. TM                                             81

      [SPDR LOGO]






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., computer hardware) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 25 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   COMPUTER HARDWARE SECTOR RISK: The Fund's assets will generally be concentrated in the computer hardware industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the computer hardware industry versus a fund that was more diversified. The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.

   Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation


82                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

   TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             83

      [SPDR LOGO]


                                                                             STW
SPDR(R) S&P(R) COMPUTER SOFTWARE ETF                               (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Computer Software ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the computer software segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Computer Software Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the computer software sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to


84                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., computer software) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 38 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   COMPUTER SOFTWARE SECTOR RISK: The Fund's assets will generally be concentrated in the computer software industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the computer software industry versus a fund that was more diversified. The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on a participant's operating results.

   Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation

PRECISE IN A WORLD THAT ISN'T. TM                                             85

      [SPDR LOGO]






   of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

   TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



86                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             XHE
SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF                          ( NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Health Care Equipment ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the health care equipment and supplies segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------
                     YEAR 1                                            YEAR 3
--------------------------------------------------------------------------------------------------
                       $36                                              $113
--------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Health Care Equipment Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the health care equipment and supplies sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen
(19) of the S&P Select Industry Indexes (the "Select Industry Indexes"),

PRECISE IN A WORLD THAT ISN'T. TM                                             87

      [SPDR LOGO]






each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., health care equipment and supplies) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry;
(ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 30 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   HEALTH CARE EQUIPMENT SECTOR RISK: The Fund's assets will generally be concentrated in the health care equipment and supplies industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the health care equipment and supplies industry versus a fund that was more diversified. Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. The health care industry is highly competitive and can be significantly affected by government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration ("FDA"). The process of obtaining FDA approval is often long and expensive.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.



88                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             89

      [SPDR LOGO]


                                                                             XHS
SPDR(R) S&P(R) HEALTH CARE SERVICES ETF                            (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Health Care Services ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the health care providers and services segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Health Care Services Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the health care providers and services sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen
(19) of the S&P Select Industry Indexes (the "Select Industry Indexes"),


90                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., health care providers and services) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry;
(ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 34 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   HEALTH CARE SERVICES SECTOR RISK: The Fund's assets will generally be concentrated in the health care providers and services industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the health care providers and services industry versus a fund that was more diversified. Companies in the health care industry are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of health care through outpatient services. The health care industry is highly competitive and can be significantly affected by government reimbursement for medical expenses. The equipment may be subject to extensive litigation based on malpractice claims, product liability claims or other litigation. Medical equipment manufacturers are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability. Many new health care products are subject to the approval of the U.S. Food and Drug Administration ("FDA"). The process of obtaining FDA approval is often long and expensive.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.


PRECISE IN A WORLD THAT ISN'T. TM                                             91

      [SPDR LOGO]





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



92                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             XHB
SPDR(R) S&P(R) HOMEBUILDERS ETF                                    (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Homebuilders ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the homebuilding segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Homebuilders Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the homebuilding sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards

PRECISE IN A WORLD THAT ISN'T. TM                                             93

      [SPDR LOGO]






("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., homebuilding) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry;
(ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 25 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   HOMEBUILDING SECTOR RISK: The Fund's assets will generally be concentrated in the homebuilding industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the homebuilding industry versus a fund that was more diversified. Companies within the Index can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

   RETAIL SECTOR RISK: Companies within the Index may include companies in the retail industry or companies that are closely tied to the retail industry. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



94                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2007                                               -47.65
----                                               ------
2008*                                              -36.19




  Highest Quarterly Return: 18.91% (Q3 2008)
  Lowest Quarterly Return: -37.91% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  25.76%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (1/31/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -36.19%         -36.36%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -36.57%         -36.57%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -23.26%         -28.37%
-------------------------------------------------------------------------------------------------------
S&P HOMEBUILDERS SELECT INDUSTRY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -36.65%         -36.54%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             95

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



96                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             XLZ
SPDR(R) S&P(R) LEISURETIME ETF                                     (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P LeisureTime ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the leisure industry segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P LeisureTime Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the leisure sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS").

PRECISE IN A WORLD THAT ISN'T. TM                                             97

      [SPDR LOGO]






Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., leisure) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.- based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 30 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   LEISURE SECTOR RISK: The Fund's assets will generally be concentrated in the leisure industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the leisure industry versus a fund that was more diversified. The leisure industry can be significantly affected by the performance of the overall economy, changing consumer tastes, intense competition, technological developments, and government regulation.

   RETAIL SECTOR RISK: Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



98                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                             99

      [SPDR LOGO]


                                                                             XME
SPDR(R) S&P(R) METALS & MINING ETF                                 (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Metals & Mining ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the metals and mining segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Metals & Mining Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the metals and mining sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to


100                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., metals & mining) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and
(iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 23 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   METALS AND MINING SECTOR RISK: The Fund's assets will generally be concentrated in the metals and mining industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the metals and mining industry versus a fund that was more diversified. The metals and mining industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


PRECISE IN A WORLD THAT ISN'T. TM                                            101

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2007                                                42.58
2008*                                              -59.53




  Highest Quarterly Return: 34.59% (Q2 2008)
  Lowest Quarterly Return: -49.76% (Q3 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was 65.35%.AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (6/19/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -59.53%         -15.26%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -59.62%         -15.39%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -38.55%         -12.63%
-------------------------------------------------------------------------------------------------------
S&P METALS & MINING SELECT INDUSTRY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -59.51%         -14.82%
-------------------------------------------------------------------------------------------------------





102                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            103

      [SPDR LOGO]


                                                                             XES
SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF                  (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The Fund seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Oil & Gas Equipment & Services Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the oil and gas equipment and services sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen
(19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry


104                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., oil and gas equipment and services) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.- based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 25 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   OIL AND GAS SECTOR RISK: The Fund's assets will generally be concentrated in the oil and gas equipment and services industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the oil and gas equipment and services industry versus a fund that was more diversified. Companies in the oil and gas sector develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas equipment and services can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.


PRECISE IN A WORLD THAT ISN'T. TM                                            105

      [SPDR LOGO]





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2007                                                38.79
----                                                -----
2008*                                              -57.63




  Highest Quarterly Return: 29.89% (Q2 2008)
  Lowest Quarterly Return: -47.62% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  63.27%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (6/19/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -57.63%         -17.29%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -57.67%         -17.36%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -37.35%         -14.30%
-------------------------------------------------------------------------------------------------------
S&P OIL & GAS EQUIPMENT & SERVICES SELECT INDUSTRY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -57.60%         -16.81%
-------------------------------------------------------------------------------------------------------





106                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            107

      [SPDR LOGO]


                                                                             XOP
SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF              (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Oil & Gas Exploration & Production ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):


--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Oil & Gas Exploration & Production Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the oil and gas exploration and production sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry


108                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., oil and gas exploration and production) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 33 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   OIL AND GAS SECTOR RISK: The Fund's assets will generally be concentrated in the oil and gas exploration and production industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the oil and gas exploration and production industry versus a fund that was more diversified. Companies in the oil and gas sector develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the Fund's performance. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.


PRECISE IN A WORLD THAT ISN'T. TM                                            109

      [SPDR LOGO]





   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2007                                                36.90
2008*                                              -42.75




  Highest Quarterly Return: 30.52% (Q2 2008)
  Lowest Quarterly Return: -35.77% (Q3 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  31.16%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                 SINCE INCEPTION
                                                                     ONE YEAR       (6/19/06)
---------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                   -42.75%         -4.68%
---------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                   -42.79%         -4.73%
---------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           -27.69%         -3.92%
---------------------------------------------------------------------------------------------------------
S&P OIL & GAS EXPLORATION & PRODUCTION SELECT INDUSTRY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                           -42.68%         -4.38%
---------------------------------------------------------------------------------------------------------





110                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            111

      [SPDR LOGO]


                                                                             XOT
SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF                     (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Outsourcing & IT Consulting ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the outsourcing and information technology consulting segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Outsourcing & IT Consulting Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the outsourcing and information technology consulting sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry


112                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., outsourcing and information technology) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 27 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   OUTSOURCING AND CONSULTING SECTOR RISK: The Fund's assets will generally be concentrated in the outsourcing and information technology consulting industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the outsourcing and information technology consulting industry versus a fund that was more diversified. The information technology consulting services and outsourcing industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies in this industry is subject to continued demand for business services.

   COMPUTER SECTOR RISK: The Fund will concentrate in segments of the computer industry. The computer industry can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of industry participants depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market

PRECISE IN A WORLD THAT ISN'T. TM                                            113

      [SPDR LOGO]






   for products based on a particular technology could have a material adverse effect on a participant's operating results.

   Many computer companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology.

   TECHNOLOGY SECTOR RISK: The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



114                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             XPH
SPDR(R) S&P(R) PHARMACEUTICALS ETF                                 (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Pharmaceuticals ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.01%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.36%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $37                $116                $202                $456
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Pharmaceuticals Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the pharmaceuticals sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to

PRECISE IN A WORLD THAT ISN'T. TM                                            115

      [SPDR LOGO]






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., pharmaceuticals) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and
(iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 24 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   PHARMACEUTICALS SECTOR RISK: The Fund's assets will generally be concentrated in the pharmaceuticals industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the pharmaceuticals industry versus a fund that was more diversified. Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the U.S. Food and Drug Administration ("FDA"). The process of obtaining FDA approval can be long and costly and approved products are susceptible to obsolescence. Pharmaceutical companies are also subject to heavy competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



116                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2007                                                -1.38
2008*                                               -9.18




  Highest Quarterly Return: 3.30% (Q2 2007)
  Lowest Quarterly Return: -9.15% (Q1 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  18.17%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (6/19/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -9.18%          -0.36%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      -9.50%          -0.61%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              -5.80%          -0.34%
-------------------------------------------------------------------------------------------------------
S&P PHARMACEUTICALS SELECT INDUSTRY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              -9.37%          -0.24%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                            117

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



118                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             XRT
SPDR(R) S&P(R) RETAIL ETF                                          (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Retail ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the retail segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Retail Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the retail sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS").

PRECISE IN A WORLD THAT ISN'T. TM                                            119

      [SPDR LOGO]






Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., retail) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.- based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 63 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   RETAIL SECTOR RISK: The Fund's assets will generally be concentrated in the retail industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the retail industry versus a fund that was more diversified. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



120                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2007                                               -16.13
2008*                                              -38.79




  Highest Quarterly Return: 5.86% (Q1 2007)
  Lowest Quarterly Return: -32.30% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  68.88%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (6/19/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -38.79%         -19.89%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -39.17%         -20.13%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -25.07%         -16.48%
-------------------------------------------------------------------------------------------------------
S&P RETAIL SELECT INDUSTRY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -38.58%         -19.27%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                            121

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



122                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             XSD
SPDR(R) S&P(R) SEMICONDUCTOR ETF                                   (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Semiconductor ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the semiconductor segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $36                $113                $197                $443
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Semiconductor Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the Semiconductor sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to

PRECISE IN A WORLD THAT ISN'T. TM                                            123

      [SPDR LOGO]






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., semiconductor) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and
(iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 25 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   TECHNOLOGY SECTOR RISK: The Fund's assets will generally be concentrated in the technology industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the technology industry versus a fund that was more diversified. The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.



124                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (years ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2007                                                -5.04
2008*                                              -47.81




  Highest Quarterly Return: 9.42% (Q2 2007)
  Lowest Quarterly Return: -31.08% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  72.67%..

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (1/31/06)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -47.81%         -23.47%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -47.87%         -23.53%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -30.93%        -19.02%
-------------------------------------------------------------------------------------------------------
S&P SEMICONDUCTOR SELECT INDUSTRY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -48.70%         -23.76%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                            125

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.



126                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             XTL
SPDR(R) S&P(R) TELECOM ETF                                         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Telecom ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the telecommunications segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Telecom Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the telecommunications sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to

PRECISE IN A WORLD THAT ISN'T. TM                                            127

      [SPDR LOGO]






measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., telecommunications) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry; (ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 28 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   TELECOMMUNICATIONS SECTOR RISK: The Fund's assets will generally be concentrated in the telecommunications industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the telecommunications industry versus a fund that was more diversified. The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.



128                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.


PRECISE IN A WORLD THAT ISN'T. TM                                            129

      [SPDR LOGO]


                                                                             XTN
SPDR(R) S&P(R) TRANSPORTATION ETF                                  (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P Transportation ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the transportation segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P Transportation Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 95%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 95% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the transportation sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards


130                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., transportation) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry;
(ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of September 30, 2009, the Index was comprised of 31 stocks.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   TRANSPORTATION SECTOR RISK: The Fund's assets will generally be concentrated in the transportation industry, which means the Fund will be more affected -- for better or for worse -- by the performance of the transportation industry versus a fund that was more diversified. The transportation industry can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.


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FUND PERFORMANCE
The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.





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                                                                             PSK
SPDR(R) WELLS FARGO PREFERRED STOCK ETF                            (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Wells Fargo Preferred Stock ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon Preferred Securities (as defined below).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.45%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.45%
--------------------------------------------------------------------------------------------



*"Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $46                                              $144
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Wells Fargo Hybrid and Preferred Securities Aggregate Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).


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The Index is a modified market capitalization weighted index designed to measure the performance of non-convertible preferred stock and securities that are functionally equivalent to preferred stock, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain securities issued by banks and other financial institutions that are eligible for capital treatment with respect to such instruments akin to that received for issuance of straight preferred stock (collectively, "Preferred Securities"). Preferred Securities generally pay fixed rate distributions and typically have "preference" over common stock in the payment of distributions and the liquidation of a company's assets -- preference means that a company must pay distributions on its Preferred Securities before paying dividends on its common stock, and the claims of Preferred Securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. The Index includes Preferred Securities that meet the following criteria: (i) are non-convertible;
(ii) have a par amount of $25; (iii) be listed on the New York Stock Exchange or NYSE Arca, Inc. ("NYSE Arca"); (iv) must maintain a minimum par value of $250 million; (v) be U.S. dollar denominated; (vi) be rated investment grade by one of Moody's Investors Service, Inc. or Standard & Poor's Ratings Services; (vii) be publicly registered or exempt from registration under the Securities Act of 1933; and (viii) have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. The Index does not include auction rate preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, or repackaged securities linked to a security, a basket of securities or an index. The Index is rebalanced monthly, on the final NYSE Arca trading day of each month. Issuers of Preferred Securities may be either U.S. based or foreign. As of September 30, 2009, the Index was comprised of 169 Preferred Securities.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   PREFERRED SECURITIES RISK: There are special risks associated with investing in Preferred Securities. Generally, Preferred Security holders (such as the
   Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, Preferred Securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a Preferred Security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on Preferred Securities at any time. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer's Preferred Securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the Preferred Security may be subordinated to other securities of the same issuer. There is a chance that the issuer of any of the Fund's holdings will default (fail to make scheduled dividend payments on the Preferred Security or scheduled interest payments on other obligations of the issuer not held by the Fund).

   INTEREST RATE RISK. Because many Preferred Securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds -- that is, as interest rates rise, the value of the Preferred Securities held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion


134                                            PRECISE IN A WORLD THAT ISN'T. TM

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   of its assets in fixed rate Preferred Securities, rising interest rates may cause the value of the Fund's investments to decline significantly.

   ISSUER RISK. Because many preferred stocks allow holders to convert the Preferred Securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of the Fund's investments to decline.

   CALL RISK. Preferred Securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a Preferred Security having a higher than average yield may cause a decrease in the Fund's yield.

   FINANCIAL SECTOR RISK: Preferred Securities may be issued by financial institutions. Financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial institutions to incur large losses. Numerous financial institutions have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial institutions to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   EQUITY INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.



PRECISE IN A WORLD THAT ISN'T. TM                                            135

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PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA Funds Management, Inc. serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

LYNN BLAKE, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

JOHN TUCKER, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

For important information about the purchase and sale of Fund shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 137 of the prospectus.




136                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





SUMMARY INFORMATION ABOUT PURCHASES, SALES AND TAXES

PURCHASE AND SALE INFORMATION
A Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund's benchmark Index.

Individual shares of a Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
Each Fund intends to make distributions that may be taxed as ordinary income or capital gains.


ADDITIONAL STRATEGIES


GENERAL. The Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for each Fund, and in particular with respect to the SPDR Dow Jones Total Market ETF, the Adviser will utilize a sampling methodology. Sampling means that the Adviser uses quantitative analysis to select securities that represent a sample of securities in the relevant Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

Certain of the Funds, as described in the Statement of Additional Information ("SAI"), have adopted a non-fundamental investment policy to invest at least 80% of their respective assets in investments suggested by their respective names, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. Except for the SPDR Wells Fargo Preferred Stock ETF, the Board may not change a Fund's investment objective without shareholder approval.


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CERTAIN OTHER INVESTMENTS. Each Fund may invest in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended ("1940 Act")); convertible securities; variable rate demand notes, commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

TEMPORARY DEFENSIVE POSITIONS. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may invest beyond the normal limits in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

BORROWING MONEY. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

LENDING SECURITIES. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through their securities lending agent, State Street Bank and Trust Company ("Lending Agent"), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is as least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under "Risks of Investing In the Fund" in the Fund Summaries along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS
MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

FOREIGN SECURITIES RISK (SPDR DJ GLOBAL TITANS ETF AND SPDR WELLS FARGO PREFERRED STOCK ETF ONLY): Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

   FOREIGN SECURITIES. A Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include ADRs which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the liquidity of the underlying shares in their primary trading market. Foreign securities also include Global Depositary Receipts ("GDRs"), which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.



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   DEPOSITARY RECEIPTS MAY BE "SPONSORED" OR "UNSPONSORED." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

   DEPOSITARY RECEIPTS MAY BE UNREGISTERED AND UNLISTED. A Fund's investments may also include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended ("Securities Act"). The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within a Fund's limitation on investment in illiquid securities. It is possible that ADRs and GDRs purchased by a Fund in reliance on Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell these types of ADRs or GDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

   FOREIGN SECURITIES INVOLVE SPECIAL RISKS AND COSTS. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

   CURRENCY RISK. Each Fund's net asset value is determined on the basis of U.S. dollars, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

   POLITICAL AND ECONOMIC RISK. The Funds are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause a Fund's investments in that country to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

   FOREIGN MARKET AND TRADING RISK. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

ADDITIONAL RISKS
TRADING ISSUES. Although the shares of the Funds ("Shares") are listed for trading on NYSE Arca, Inc. (the "Exchange") and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to

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trading halts caused by extraordinary market volatility pursuant to Exchange
"circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

FLUCTUATION OF NET ASSET VALUE. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

COSTS OF BUYING OR SELLING SHARES. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

LENDING OF SECURITIES. Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower's default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

CONCENTRATION. A Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Fund's underlying index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

MONEY MARKET FUND INVESTMENTS. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

INVESTMENT STYLE RISK: Funds that have not been designated as a "large cap", "mid cap" or "small cap" fund may nonetheless invest in companies that fall within a particular investment style from time to time. Risks associated with these types of companies are set forth below:

   LARGE CAP RISK: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.



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   MID CAP RISK: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

   SMALL CAP RISK: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

   MICRO CAP RISK: Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

DERIVATIVES. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

CONTINUOUS OFFERING. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may occur.

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.


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MANAGEMENT

ADVISER. SSgA Funds Management, Inc. serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of August 31, 2009, the Adviser managed approximately $159 billion in assets and SSgA managed approximately $1.7 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2009, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR Dow Jones Total Market ETF.......  0.20%
SPDR Dow Jones Large Cap ETF..........  0.20%
SPDR Dow Jones Large Cap Growth ETF...  0.20%
SPDR Dow Jones Large Cap Value ETF....  0.20%
SPDR Dow Jones Mid Cap ETF............  0.25%
SPDR Dow Jones Mid Cap Growth ETF.....  0.25%
SPDR Dow Jones Mid Cap Value ETF......  0.25%
SPDR Dow Jones Small Cap ETF..........  0.25%
SPDR Dow Jones Small Cap Growth ETF...  0.25%
SPDR Dow Jones Small Cap Value ETF....  0.25%
SPDR DJ Global Titans ETF.............  0.50%
SPDR Dow Jones REIT ETF...............  0.25%
SPDR KBW Bank ETF.....................  0.35%
SPDR KBW Capital Markets ETF..........  0.35%
SPDR KBW Insurance ETF................  0.35%
SPDR KBW Mortgage Finance ETF.........  0.35%
SPDR KBW Regional Banking ETF.........  0.35%
SPDR Morgan Stanley Technology ETF....  0.50%
SPDR S&P Dividend ETF.................  0.35%
SPDR S&P Aerospace & Defense ETF(*)...  0.35%
SPDR S&P Biotech ETF..................  0.35%
SPDR S&P Building & Construction
  ETF*................................  0.35%
SPDR S&P Computer Hardware ETF*.......  0.35%
SPDR S&P Computer Software ETF*.......  0.35%
SPDR S&P Health Care Equipment ETF*...  0.35%
SPDR S&P Health Care Services ETF*....  0.35%
SPDR S&P Homebuilders ETF.............  0.35%
SPDR S&P LeisureTime ETF*.............  0.35%
SPDR S&P Metals & Mining ETF..........  0.35%
SPDR S&P Oil & Gas Equipment &
  Services ETF........................  0.35%
SPDR S&P Oil & Gas Exploration &
  Production ETF......................  0.35%
SPDR S&P Outsourcing & IT Consulting
  ETF*................................  0.35%
SPDR S&P Pharmaceuticals ETF..........  0.35%
SPDR S&P Retail ETF...................  0.35%
SPDR S&P Semiconductor ETF............  0.35%
SPDR S&P Telecom ETF*.................  0.35%
SPDR S&P Transportation ETF*..........  0.35%
SPDR Wells Fargo Preferred Stock
  ETF*................................  0.45%


From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

INVESTMENT SUB-ADVISER -- SPDR DOW JONES REIT ETF. Pursuant to the Advisory Agreement between the SPDR Dow Jones REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones REIT ETF's investments, subject to supervision of the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of August 31, 2009, Tuckerman managed approximately $6.3 billion in assets. Tuckerman's principal business address is Four International Drive, Suite 230, Rye Brook, New York 10573.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser pays Tuckerman a fee based on the Fund's average daily net assets. The Fund is not responsible for the fees paid to Tuckerman.


----------
(*) Fund had not commenced operation as of June 30, 2009.


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A discussion regarding the Board's consideration of the Investment Advisory
Agreement and Sub-Advisory Agreement can be found in the Trust's Semi-Annual Report to Shareholders for the period ended December 31, 2008 and, with respect to any Fund that commenced operations after December 31, 2008, in the Annual Report to Shareholders for the fiscal year ended June 30, 2009.

PORTFOLIO MANAGERS. The Adviser and, with respect to the SPDR Dow Jones REIT ETF, Tuckerman, manage the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

The professionals primarily responsible for the day-to-day management of each Fund, except for the SPDR Dow Jones REIT ETF, include Lynn Blake and John Tucker. The professionals primarily responsible for the day-to-day management of the SPDR Dow Jones REIT ETF are Amos J. Rogers III and Sophia Banar.

LYNN BLAKE. Ms. Blake, CFA, is a Senior Managing Director of SSgA, Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the firm in 1987 and is responsible for overseeing the management of all non-U.S. equity index strategies as well as serving as portfolio manager for several non-U.S. equity index portfolios. In addition, she is a member of the Senior Management Group. Ms. Blake received a BS from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.

JOHN TUCKER. Mr. Tucker, CFA, is a Managing Director of SSgA, Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the firm in 1988 and is responsible for overseeing the management of all U.S. equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and functions. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

SPDR Dow Jones REIT ETF Portfolio Management Team:

AMOS ROGERS. Mr. Rogers is Managing Director of the Tuckerman Group with 19 years commercial real estate lending and asset management experience. He has been with the Tuckerman group since 2003. He leads the real estate securities business and is the portfolio manager for the REIT investment strategies. Prior to joining the Tuckerman Group, he spent eight years at Citicorp, holding various positions in the real estate division. Mr. Rogers received his undergraduate degree form Clarkson University, and holds an MS degree in Management with a concentration in Real Estate Finance from the M.I.T. -- Sloan School of Management.

SOPHIA BANAR. Ms. Banar is a Securities Analyst and an Assistant Portfolio Manager for the Tuckerman Group. She performs fundamental analysis of the REIT universe for the active strategy and provides oversight on implementation of index strategies. She joined the Tuckerman Group from State Street Corporation where she was an Analyst for the Wealth Manager Services division. Prior to joining State Street Corporation in 2004, Ms. Banar spent five years as a consultant with CSC Consulting Inc. Ms. Banar received her BS in Management from Bentley College, and holds an MBA with a concentration in Finance from Columbia University Graduate Business School.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street Bank"), part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

LENDING AGENT. State Street Bank is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.


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DISTRIBUTOR. State Street Global Markets, LLC (the "Distributor"), part of State
Street Corporation, is the distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

INDEX/TRADEMARK LICENSES/DISCLAIMERS

DOW JONES INDEXES. "Dow Jones" "Dow Jones U.S. Large-Cap Total Stock Market Index," "Dow Jones U.S. Large-Cap Growth Total Stock Market Index," "Dow Jones Large Cap Value Index," "Dow Jones U.S. Mid-Cap Total Stock Market Index," "Dow Jones U.S. Mid-Cap Growth Total Stock Market Index," "Dow Jones U.S. Mid-Cap Value Total Stock Market Index," "Dow Jones U.S. Small-Cap Total Stock Market Index," "Dow Jones U.S. Small-Cap Growth Total Stock Market Index," "Dow Jones U.S. Small-Cap Value Total Stock Market Index," "Dow Jones Global Titans 50 Index," "Dow Jones U.S. Select REIT Index," and "Dow Jones U.S. Total Stock Market Index" (collectively, the "Dow Jones Indexes") are each service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Funds, other than the licensing of the Dow Jones Indexes and its service marks for use in connection with the Funds.

Dow Jones does not:

- Sponsor, endorse, sell or promote the Funds.

- Recommend that any person invest in the Funds or any other securities.

- Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

- Have any responsibility or liability for the administration, management or marketing of the Funds.

- Consider the needs of the Fund or the owners of the Funds in determining, composing or calculating the Dow Jones Indexes or have any obligation to do so.


DOW JONES WILL HAVE NO LIABILITY IN CONNECTION WITH THE FUNDS. SPECIFICALLY,

- DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:
  - THE RESULTS TO BE OBTAINED BY THE FUNDS, THE SHAREHOLDERS OF THE FUNDS OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES INDEXES AND THE DATA INCLUDED IN THE DOW JONES INDEXES;
  - THE ACCURACY OR COMPLETENESS OF THE DOW JONES INDEXES AND ANY RELATED DATA;
  - THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES INDEXES AND/OR ITS RELATED DATA;
  - DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES INDEXES OR RELATED DATA;
  - UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT AMONG THE ADVISER AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE SHAREHOLDERS OF THE FUNDS OR ANY OTHER THIRD PARTIES.

KBW INDEXES: The "KBW Bank Index(SM)", the "KBW Capital Markets Index(SM)", the "KBW Insurance Index(SM)", the "KBW Regional Banking Index(SM)" and the "KBW Mortgage Finance Index(SM)" (collectively, the "KBW Indexes"), "KBW" and "Keefe, Bruyette & Woods(SM)" are service marks of Keefe, Bruyette & Woods, Inc.(SM) KBW has no relationship to the Funds, other than the licensing of the KBW Indexes and its service marks for use in connection with the Funds. KBW makes no express or implied warranties with respect to the KBW Indexes and shall have no liability for any damages, claims, losses or expenses caused by errors in the KBW Indexes calculation. KBW makes no representation regarding the advisability of investing in the Funds or the Shares.

The Funds and the Shares are not sponsored, endorsed, sold or promoted by KBW. KBW makes no representation or warranty, express or implied, to the owners of the Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the KBW Indexes to track general stock market performance. KBW's only relationship to the Trust is the licensing of


144                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






certain service marks and trade names of KBW and of the KBW Indexes which are determined, composed and calculated by KBW without regard to the Funds or the shareholders. KBW has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the KBW Indexes. KBW is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. KBW has no obligation or liability in connection with the administration, marketing or trading of the Funds.

KBW DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE KBW INDEXES AND/OR ANY DATA INCLUDED THEREIN. KBW MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE ADVISER, THE FUNDS, THEIR SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE KBW INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE LICENSED RIGHTS OR FOR ANY OTHER USE. KBW MAKES NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE KBW INDEXES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KBW INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KBW HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORGAN STANLEY TECHNOLOGY INDEX. The SPDR Morgan Stanley Technology ETF is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated or any of its affiliates (collectively "MSC"). Neither MSC nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly or the ability of the Morgan Stanley Technology Index to track general stock market performance. MSC is the licensor of certain trademarks, service marks and trade names of MSC and the Morgan Stanley Technology Index which are determined, composed and calculated by the Exchange without regard to the issuer of this Fund or the owners of this Fund. Neither the Exchange nor MSC has any obligation to take the needs of the issuer of the Fund or the owners of this Fund into consideration in determining, composing or calculating the Morgan Stanley Technology Index. MSC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSC nor any other party has any obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although the Exchange and MSC shall obtain information for inclusion in or for use in the calculation of the Index from sources which they consider reliable, neither the Exchange, MSC nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither the Exchange, MSC nor any other party makes any warranty, express or implied, as to results to be obtained by the Adviser, the Adviser's customers and counterparties, owners of the Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSC nor any other party makes any express or implied warranties, and MSC hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall MSC or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

S&P INDEXES: The "S&P(R) Composite 1500 Index", "S&P(R) High Yield Dividend Aristocrats Index", "S&P(R) Aerospace & Defense Select Industry Index," "S&P(R) Biotechnology Select Industry Index," "S&P(R) Building & Construction Select Industry Index," "S&P(R) Computer Hardware Select Industry Index," "S&P(R) Computer Software Select Industry Index," "S&P(R) Health Care Equipment Select Industry Index," "S&P(R) Health Care Services Select Industry Index," "S&P(R) Homebuilders Select Industry Index," "S&P(R) LeisureTime Select Industry Index," "S&P(R) Metals & Mining Select Industry Index," "S&P(R) Oil & Gas Equipment & Services Select Industry Index," "S&P(R) Oil & Gas Exploration & Production Select Industry Index," "S&P(R) Outsourcing & IT Consulting Select Industry Index," "S&P(R) Pharmaceuticals Select Industry Index," "S&P(R) Retail Select Industry Index," "S&P(R) Semiconductor Select Industry Index," "S&P(R) Telecom Select Industry Index," "S&P(R) Transportation Select Industry Index," and "S&P(R) Total Stock Market Index" (together, the "S&P Indexes"), "S&P(R)", "S&P 1500(R)", "Standard & Poor's 1500(R)", are trademarks of The McGraw-Hill Companies, Inc. SSgA Fund Management Inc., and the Trust are permitted to use these trademarks pursuant to a License Agreement

PRECISE IN A WORLD THAT ISN'T. TM                                            145

      [SPDR LOGO]






with Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

The Funds are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of the Funds' Shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Funds particularly or the ability of the S&P Indexes to track stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which is determined, comprised and calculated by S&P without regard to the Funds or their shareholders. S&P has no obligation to take the needs of the Funds or its shareholders into consideration in determining, comprising or calculating the S&P Indexes. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds' Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

WELLS FARGO(SM )HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX: The Fund and its Shares are not sponsored, endorsed, sold or promoted by Wells Fargo & Company nor any of its affiliates (collectively, "Wells Fargo"). Wells Fargo makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Wells Fargo(SM) Hybrid and Preferred Securities Aggregate Index to track general stock market performance. Wells Fargo's only relationship to the Fund is the licensing of certain service marks and trade names of Wells Fargo and of the Wells Fargo Hybrid(SM) and Preferred Securities Aggregate Index which is determined, composed and calculated by Wachovia without regard to the Fund or the shareholders. Wells Fargo has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the Wells Fargo(SM) Hybrid and Preferred Securities Aggregate Index. Wells Fargo is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of the Fund.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WELLS FARGO(SM) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX OR ANY DATA INCLUDED THEREIN AND WELLS FARGO SHALL HAVE NO LIABILITY FOR ANY ERRORS OR OMISSIONS THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY INVESTORS OR ANY OTHER PERSON FROM THE USE OF THE WELLS FARGO(SM) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX OR ANY DATA INCLUDED THEREIN OR ANY PRODUCT BASED ON OR INDEXED TO THE WELLS FARGO(R) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX. WACHOVIA DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE WELLS FARGO(SM) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX OR ANY DATA CONTAINED THEREIN. THE WHPS(SM) FINANCIAL INDEX IS A SEPARATE INDEX BUT IS A SUB-INDEX OF THE WELLS FARGO(SM) HYBRID AND PREFERRED SECURITIES AGGREGATE INDEX.

SPDR TRADEMARK. The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. ("McGraw-Hill"). No financial product offered by the


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      [SPDR LOGO]






Trust, or its affiliates is sponsored, endorsed, sold or promoted by McGraw-Hill. McGraw-Hill makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. McGraw-Hill is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. McGraw-Hill has no obligation or liability in connection with the administration, marketing or trading of financial products.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of a Fund's Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund's Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long. Information showing the number of days the market price of a Fund's Shares was greater than the Fund's net asset value and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at http://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

OTHER CONSIDERATIONS

DISTRIBUTION AND SERVICE PLAN. Each Fund (except for the SPDR Dow Jones Total Market ETF) has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which

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payments of up to 0.25% of the Fund's average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made through at least October 31, 2010. Additionally, the implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of each Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks, interest from debt securities and, if any, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, are generally distributed to shareholders quarterly, but may vary significantly from quarter to quarter. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code (the "Code").

For the SPDR S&P Dividend ETF and SPDR Wells Fargo Preferred Stock ETF: The Funds intend to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

ADDITIONAL TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

-  Each Fund makes distributions;

-  You sell Shares listed on the Exchange; and

-  You create or redeem Creation Units.

TAXES ON DISTRIBUTIONS. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a lower percentage for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend will not


148                                            PRECISE IN A WORLD THAT ISN'T. TM

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be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, a Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by a Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

NON-U.S. INVESTORS. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In addition, distributions of a Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury Regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include certain REITs, and certain REIT capital gain dividends) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. stockholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

CERTAIN FUNDS MAY INVEST IN REITS. The Code provides a look-through rule for distributions of so-called FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a "qualified investment entity" (a "qualified investment entity" includes entities

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taxable as regulated investment companies ("RICs") if, in general, more than 50%
of the RIC's assets consists of interests in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a Fund are treated as gain from the disposition of a U.S. real property interest ("USRPI"), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that non-U.S. investors to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. If these rules do not apply to a distribution, such distribution in the hands of a non-U.S. investor is subject to the same treatment referenced in the preceding paragraph. Even if a non-U.S. shareholder does not own more than 5% of a class of Fund shares, Fund distributions to you that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

TAXES ON EXCHANGE-LISTED SHARE SALES. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

CERTAIN TAX EXEMPT INVESTORS. A fund investing in certain limited real estate investments and other publicly traded partnerships may be required to pass-through certain "excess inclusion income" and other income as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisors prior to investment in the Funds regarding this issue and recent IRS pronouncements regarding the treatment of such income in the hands of such investors.

Certain investments held by the Funds may be classified as passive foreign investment companies or "PFICs" under the Code. Accordingly, investors should carefully consider the tax consequences of the impact that the PFIC investments may have on the Funds and consult their own tax advisors before making an investment. Additional information pertaining to the potential tax consequence to the Funds, and to the shareholders, from the Funds' potential investments in PFICs can be found in the SAI.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.



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GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.


FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period since each Fund's inception. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the 2009 Annual Report to shareholders of each of the Funds, which is available upon request. Funds that do not have information set forth below had not commenced operations as of June 30, 2009.


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                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period


                                                                           SPDR DOW JONES
                                                                          TOTAL MARKET ETF
                                                   --------------------------------------------------------------
                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                     6/30/09      6/30/08      6/30/07      6/30/06      6/30/05
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $  93.41     $ 108.50     $  91.82      $ 85.26     $  80.87
                                                    --------     --------     --------      -------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       1.66(4)      1.74         1.61         1.50         1.69
Net realized and unrealized gain (loss) (5)......     (26.18)      (15.07)       16.69         6.54         4.38
                                                    --------     --------     --------      -------     --------
Total from investment operations.................     (24.52)      (13.33)       18.30         8.04         6.07
                                                    --------     --------     --------      -------     --------
Net equalization credits and charges (4).........       0.09         0.03           --           --           --
                                                    --------     --------     --------      -------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (1.65)       (1.79)       (1.62)       (1.48)       (1.68)
Net realized gains...............................         --           --           --           --           --
                                                    --------     --------     --------      -------     --------
Total distributions..............................      (1.65)       (1.79)       (1.62)       (1.48)       (1.68)
                                                    --------     --------     --------      -------     --------
NET ASSET VALUE, END OF PERIOD...................   $  67.33     $  93.41     $ 108.50      $ 91.82     $  85.26
                                                    ========     ========     ========      =======     ========
TOTAL RETURN (1).................................     (26.18)%     (12.36)%      20.06%        9.47%        7.55%
Net assets, end of period (in 000's).............   $158,238     $126,113     $130,218      $96,416     $106,580
Ratio of expenses to average net assets..........       0.21%        0.20%        0.20%        0.21%        0.21%
Ratio of net investment income (loss) to average
  net assets.....................................       2.42%        1.74%        1.62%        1.62%        2.05%
Portfolio turnover rate (3)......................         10%           1%           2%           2%          32%



                                                                              SPDR DOW JONES
                                                                              LARGE CAP ETF
                                                           ---------------------------------------------------
                                                              YEAR        YEAR        YEAR      FOR THE PERIOD
                                                             ENDED       ENDED       ENDED         11/8/05*-
                                                            6/30/09     6/30/08     6/30/07         6/30/06
                                                           ---------   ---------   ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $ 59.55     $ 68.91     $ 58.17         $56.03
                                                            -------     -------     -------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................      1.09(4)     1.18        1.11           0.94
Net realized and unrealized gain (loss) (5)..............    (17.02)      (9.26)      10.74           2.11
                                                            -------     -------     -------         ------
Total from investment operations.........................    (15.93)      (8.08)      11.85           3.05
                                                            -------     -------     -------         ------
Net equalization credits and charges (4).................      0.21       (0.00)+        --             --
                                                            -------     -------     -------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................     (1.14)      (1.18)      (1.11)         (0.91)
Net realized gains.......................................        --       (0.10)         --             --
                                                            -------     -------     -------         ------
Total distributions......................................     (1.14)      (1.28)      (1.11)         (0.91)
                                                            -------     -------     -------         ------
NET ASSET VALUE, END OF PERIOD...........................   $ 42.69     $ 59.55     $ 68.91         $58.17
                                                            =======     =======     =======         ======
TOTAL RETURN (1).........................................    (26.44)%    (11.84)%     20.50%          5.47%
Net assets, end of period (in 000's).....................   $38,419     $ 8,933     $10,337         $5,817
Ratio of expenses to average net assets..................      0.23%       0.20%       0.20%          0.21%(2)
Ratio of net investment income (loss) to average net
  assets.................................................      2.63%       1.80%       1.69%          1.68%(2)
Portfolio turnover rate (3)..............................        10%          7%          4%             4%




See accompanying notes to financial highlights at the end of this section.


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                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                           SPDR DOW JONES
                                                                        LARGE CAP GROWTH ETF
                                                   --------------------------------------------------------------
                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                     6/30/09      6/30/08      6/30/07      6/30/06      6/30/05
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $  54.02     $  57.36     $  49.05     $  46.27      $ 47.56
                                                    --------     --------     --------     --------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       0.52(4)      0.44         0.47         0.34         0.71
Net realized and unrealized gain (loss) (5)......     (14.31)       (3.33)        8.32         2.78        (1.29)
                                                    --------     --------     --------     --------      -------
Total from investment operations.................     (13.79)       (2.89)        8.79         3.12        (0.58)
                                                    --------     --------     --------     --------      -------
Net equalization credits and charges (4).........      (0.03)        0.01        (0.01)          --           --
                                                    --------     --------     --------     --------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (0.50)       (0.46)       (0.47)       (0.34)       (0.71)
Net realized gains...............................         --           --           --           --           --
                                                    --------     --------     --------     --------      -------
Total distributions..............................      (0.50)       (0.46)       (0.47)       (0.34)       (0.71)
                                                    --------     --------     --------     --------      -------
NET ASSET VALUE, END OF PERIOD...................   $  39.70     $  54.02     $  57.36     $  49.05      $ 46.27
                                                    ========     ========     ========     ========      =======
TOTAL RETURN (1).................................     (25.58)%      (5.04)%      17.96%        6.75%       (1.25)%
Net assets, end of period (in 000's).............   $154,817     $289,015     $223,708     $137,353      $80,981
Ratio of expenses to average net assets..........       0.20%        0.20%        0.20%        0.21%        0.21%
Ratio of net investment income (loss) to average
  net assets.....................................       1.27%        0.81%        0.92%        0.74%        1.57%
Portfolio turnover rate (3)......................         32%          14%          15%          43%          21%



                                                                           SPDR DOW JONES
                                                                         LARGE CAP VALUE ETF
                                                   --------------------------------------------------------------
                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                     6/30/09      6/30/08      6/30/07    6/30/06(6)   6/30/05(6)
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 69.18      $ 87.77     $  73.15     $  67.72     $  62.91
                                                     -------      -------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       1.93(4)      2.37         1.99         1.80         1.70
Net realized and unrealized gain (loss) (5)......     (20.78)      (18.59)       14.61         5.44         4.81
                                                     -------      -------     --------     --------     --------
Total from investment operations.................     (18.85)      (16.22)       16.60         7.24         6.51
                                                     -------      -------     --------     --------     --------
Net equalization credits and charges (4).........       0.07        (0.09)        0.02           --           --
                                                     -------      -------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (2.02)       (2.28)       (2.00)       (1.81)       (1.70)
Net realized gains...............................         --           --           --           --           --
                                                     -------      -------     --------     --------     --------
Total distributions..............................      (2.02)       (2.28)       (2.00)       (1.81)       (1.70)
                                                     -------      -------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD...................    $ 48.38      $ 69.18     $  87.77     $  73.15     $  67.72
                                                     =======      =======     ========     ========     ========
TOTAL RETURN (1).................................     (27.33)%     (18.85)%      22.90%       10.80%       10.43%
Net assets, end of period (in 000's).............    $99,221      $93,428     $149,247     $102,432     $135,456
Ratio of expenses to average net assets..........       0.21%        0.20%        0.20%        0.21%        0.21%
Ratio of net investment income (loss) to average
  net assets.....................................       3.73%        2.80%        2.44%        2.52%        2.51%
Portfolio turnover rate (3)......................         36%          13%          13%          42%          19%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            153

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                              SPDR DOW JONES
                                                                               MID CAP ETF
                                                           ---------------------------------------------------
                                                              YEAR        YEAR        YEAR      FOR THE PERIOD
                                                             ENDED       ENDED       ENDED         11/8/05*-
                                                            6/30/09     6/30/08     6/30/07         6/30/06
                                                           ---------   ---------   ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $ 52.05     $ 62.63     $ 53.16         $ 49.18
                                                            -------     -------     -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................      0.74(4)     0.65        0.78            0.41
Net realized and unrealized gain (loss) (5)..............    (15.32)      (7.80)      10.28            3.96
                                                            -------     -------     -------         -------
Total from investment operations.........................    (14.58)      (7.15)      11.06            4.37
                                                            -------     -------     -------         -------
Net equalization credits and charges (4).................      0.06       (0.01)         --              --
                                                            -------     -------     -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................     (0.75)      (0.72)      (0.80)          (0.39)
Net realized gains.......................................        --       (2.70)      (0.79)             --
                                                            -------     -------     -------         -------
Total distributions......................................     (0.75)      (3.42)      (1.59)          (0.39)
                                                            -------     -------     -------         -------
NET ASSET VALUE, END OF PERIOD...........................   $ 36.78     $ 52.05     $ 62.63         $ 53.16
                                                            =======     =======     =======         =======
TOTAL RETURN (1).........................................    (27.89)%    (11.53)%     21.11%           8.92%
Net assets, end of period (in 000's).....................   $31,260     $20,820     $25,054         $15,949
Ratio of expenses to average net assets..................      0.30%       0.25%       0.25%           0.26%(2)
Ratio of net investment income (loss) to average net
  assets.................................................      2.02%       1.17%       1.41%           1.24%(2)
Portfolio turnover rate (3)..............................        58%         45%         40%             25%



                                                                              SPDR DOW JONES
                                                                            MID CAP GROWTH ETF
                                                           ---------------------------------------------------
                                                              YEAR        YEAR        YEAR      FOR THE PERIOD
                                                             ENDED       ENDED       ENDED         11/8/05*-
                                                            6/30/09     6/30/08     6/30/07         6/30/06
                                                           ---------   ---------   ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $ 62.82     $ 68.88     $ 58.22         $ 53.95
                                                            -------     -------     -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................      0.33(4)     0.28        0.51            0.11
Net realized and unrealized gain (loss) (5)..............    (17.64)      (5.01)      12.17            4.26
                                                            -------     -------     -------         -------
Total from investment operations.........................    (17.31)      (4.73)      12.68            4.37
                                                            -------     -------     -------         -------
Net equalization credits and charges (4).................      0.01       (0.00)+        --              --
                                                            -------     -------     -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................     (0.32)      (0.29)      (0.52)          (0.10)
Net realized gains.......................................        --       (1.04)      (1.50)             --
                                                            -------     -------     -------         -------
Total distributions......................................     (0.32)      (1.33)      (2.02)          (0.10)
                                                            -------     -------     -------         -------
NET ASSET VALUE, END OF PERIOD...........................   $ 45.20     $ 62.82     $ 68.88         $ 58.22
                                                            =======     =======     =======         =======
TOTAL RETURN (1).........................................    (27.51)%     (6.85)%     22.22%           8.10%
Net assets, end of period (in 000's).....................   $42,939     $43,977     $24,106         $20,375
Ratio of expenses to average net assets..................      0.28%       0.25%       0.25%           0.26%(2)
Ratio of net investment income (loss) to average net
  assets.................................................      0.75%       0.45%       0.83%           0.30%(2)
Portfolio turnover rate (3)..............................        74%         59%         55%             34%




See accompanying notes to financial highlights at the end of this section.


154                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                              SPDR DOW JONES
                                                                            MID CAP VALUE ETF
                                                           ---------------------------------------------------
                                                              YEAR        YEAR        YEAR      FOR THE PERIOD
                                                             ENDED       ENDED       ENDED         11/8/05*-
                                                            6/30/09     6/30/08     6/30/07         6/30/06
                                                           ---------   ---------   ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $ 50.34     $ 63.10     $ 54.63         $50.42
                                                            -------     -------     -------         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................      1.30(4)     1.28        1.28           0.73
Net realized and unrealized gain (loss) (5)..............    (14.89)     (12.58)       9.32           4.18
                                                            -------     -------     -------         ------
Total from investment operations.........................    (13.59)     (11.30)      10.60           4.91
                                                            -------     -------     -------         ------
Net equalization credits and charges (4).................     (0.09)      (0.10)      (0.01)            --
                                                            -------     -------     -------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................     (1.37)      (1.36)      (1.29)         (0.70)
Net realized gains.......................................        --          --       (0.83)            --
                                                            -------     -------     -------         ------
Total distributions......................................     (1.37)      (1.36)      (2.12)         (0.70)
                                                            -------     -------     -------         ------
NET ASSET VALUE, END OF PERIOD...........................   $ 35.29     $ 50.34     $ 63.10         $54.63
                                                            =======     =======     =======         ======
TOTAL RETURN (1).........................................    (27.27)%    (18.18)%     19.68%          9.76%
Net assets, end of period (in 000's).....................   $ 8,823     $10,068     $18,929         $8,194
Ratio of expenses to average net assets..................      0.34%       0.25%       0.25%          0.26%(2)
Ratio of net investment income (loss) to average net
  assets.................................................      3.52%       2.18%       2.10%          2.20%(2)
Portfolio turnover rate (3)..............................        73%         51%         45%            29%



                                                                              SPDR DOW JONES
                                                                              SMALL CAP ETF
                                                           ---------------------------------------------------
                                                              YEAR        YEAR        YEAR      FOR THE PERIOD
                                                             ENDED       ENDED       ENDED         11/8/05*-
                                                            6/30/09     6/30/08     6/30/07         6/30/06
                                                           ---------   ---------   ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $ 55.27     $ 66.57      $58.03         $ 52.42
                                                            -------     -------      ------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................      0.86(4)     0.69        0.89            0.46
Net realized and unrealized gain (loss) (5)..............    (14.20)     (11.19)       9.78            5.56
                                                            -------     -------      ------         -------
Total from investment operations.........................    (13.34)     (10.50)      10.67            6.02
                                                            -------     -------      ------         -------
Net equalization credits and charges (4).................      0.06        0.04          --              --
                                                            -------     -------      ------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income....................................     (0.81)      (0.84)      (0.99)          (0.41)
Net realized gains.......................................        --          --       (1.14)             --
                                                            -------     -------      ------         -------
Total distributions......................................     (0.81)      (0.84)      (2.13)          (0.41)
                                                            -------     -------      ------         -------
NET ASSET VALUE, END OF PERIOD...........................   $ 41.18     $ 55.27      $66.57         $ 58.03
                                                            =======     =======      ======         =======
TOTAL RETURN (1).........................................    (23.98)%    (15.76)%     18.70%          11.49%
Net assets, end of period (in 000's).....................   $22,651     $13,817      $9,985         $26,113
Ratio of expenses to average net assets..................      0.32%       0.25%       0.25%           0.26%(2)
Ratio of net investment income (loss) to average net
  assets.................................................      2.16%       1.34%       1.18%           1.35%(2)
Portfolio turnover rate (3)..............................        28%         24%         16%             10%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            155

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                           SPDR DOW JONES
                                                                        SMALL CAP GROWTH ETF
                                                   --------------------------------------------------------------
                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                     6/30/09      6/30/08      6/30/07      6/30/06      6/30/05
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 90.65      $104.00      $ 87.11      $ 75.96      $ 69.92
                                                     -------      -------      -------      -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       0.56(4)      0.42         0.20         0.23         0.33
Net realized and unrealized gain (loss) (5)......     (23.51)      (11.83)       16.88        11.17         6.03
                                                     -------      -------      -------      -------      -------
Total from investment operations.................     (22.95)      (11.41)       17.08        11.40         6.36
                                                     -------      -------      -------      -------      -------
Net equalization credits and charges (4).........       0.04        (0.00)+         --           --           --
                                                     -------      -------      -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (0.55)       (0.45)       (0.19)       (0.25)       (0.32)
Net realized gains...............................         --        (1.49)          --           --           --
                                                     -------      -------      -------      -------      -------
Total distributions..............................      (0.55)       (1.94)       (0.19)       (0.25)       (0.32)
                                                     -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD...................    $ 67.19      $ 90.65      $104.00      $ 87.11      $ 75.96
                                                     =======      =======      =======      =======      =======
TOTAL RETURN (1).................................     (25.21)%     (11.01)%      19.63%       15.02%        9.13%
Net assets, end of period (in 000's).............    $94,077      $86,129      $88,408      $78,405      $53,183
Ratio of expenses to average net assets..........       0.26%        0.25%        0.25%        0.26%        0.26%
Ratio of net investment income (loss) to average
  net assets.....................................       0.88%        0.46%        0.22%        0.26%        0.46%
Portfolio turnover rate (3)......................         42%          38%          25%          84%          36%



                                                                           SPDR DOW JONES
                                                                         SMALL CAP VALUE ETF
                                                   --------------------------------------------------------------
                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                     6/30/09      6/30/08      6/30/07    6/30/06(6)   6/30/05(6)
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 57.92      $ 75.01     $  65.35     $  59.03      $ 56.97
                                                     -------      -------     --------     --------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       1.52(4)      1.25         1.62         1.40(4)      1.14(4)
Net realized and unrealized gain (loss) (5)......     (14.33)      (16.50)        9.76         8.21         4.55
                                                     -------      -------     --------     --------      -------
Total from investment operations.................     (12.81)      (15.25)       11.38         9.61         5.69
                                                     -------      -------     --------     --------      -------
Net equalization credits and charges (4).........      (0.02)        0.01         0.02           --           --
                                                     -------      -------     --------     --------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (1.28)       (1.56)       (1.73)       (1.30)       (1.14)
Net realized gains...............................      (0.17)       (0.29)       (0.01)       (1.99)       (2.49)
                                                     -------      -------     --------     --------      -------
Total distributions..............................      (1.45)       (1.85)       (1.74)       (3.29)       (3.63)
                                                     -------      -------     --------     --------      -------
NET ASSET VALUE, END OF PERIOD...................    $ 43.64      $ 57.92     $  75.01     $  65.35      $ 59.03
                                                     =======      =======     ========     ========      =======
TOTAL RETURN (1).................................     (22.20)%     (20.46)%      17.64%       16.66%       10.07%
Net assets, end of period (in 000's).............    $69,885      $89,856     $120,090     $101,344      $88,583
Ratio of expenses to average net assets..........       0.27%        0.25%        0.25%        0.26%        0.26%
Ratio of net investment income (loss) to average
  net assets.....................................       3.32%        2.12%        2.27%        2.21%        2.00%
Portfolio turnover rate (3)......................         38%          28%          23%          97%          33%




See accompanying notes to financial highlights at the end of this section.


156                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                               SPDR DJ
                                                                          GLOBAL TITANS ETF
                                                   --------------------------------------------------------------
                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                     6/30/09      6/30/08      6/30/07      6/30/06      6/30/05
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 66.79     $  79.11     $  66.98      $ 62.88     $  61.43
                                                     -------     --------     --------      -------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       1.64(4)      1.89         1.67         1.46         1.47
Net realized and unrealized gain (loss) (5)......     (19.47)      (12.28)       12.11         4.08         1.44
                                                     -------     --------     --------      -------     --------
Total from investment operations.................     (17.83)      (10.39)       13.78         5.54         2.91
                                                     -------     --------     --------      -------     --------
Net equalization credits and charges (4).........      (0.09)        0.03           --           --           --
                                                     -------     --------     --------      -------     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (1.60)       (1.96)       (1.65)       (1.44)       (1.46)
Net realized gains...............................         --           --           --           --           --
                                                     -------     --------     --------      -------     --------
Total distributions..............................      (1.60)       (1.96)       (1.65)       (1.44)       (1.46)
                                                     -------     --------     --------      -------     --------
NET ASSET VALUE, END OF PERIOD...................    $ 47.27     $  66.79     $  79.11      $ 66.98     $  62.88
                                                     =======     ========     ========      =======     ========
TOTAL RETURN (1).................................     (26.89)%     (13.28)%      20.72%        8.88%        4.75%
Net assets, end of period (in 000's).............    $70,923     $163,654     $170,108      $77,044     $106,904
Ratio of expenses to average net assets..........       0.51%        0.50%        0.51%        0.51%        0.51%
Ratio of net investment income (loss) to average
  net assets.....................................       3.20%        2.55%        2.33%        2.11%        2.47%
Portfolio turnover rate (3)......................         10%          15%           9%           9%          36%



                                                                           SPDR DOW JONES
                                                                              REIT ETF
                                                   --------------------------------------------------------------
                                                      YEAR         YEAR         YEAR         YEAR         YEAR
                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                     6/30/09      6/30/08      6/30/07    6/30/06(6)   6/30/05(6)
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $  65.40    $    80.93   $    75.98   $    65.56    $  51.38
                                                    --------    ---- -----   ---- -----   ---- -----    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).....................       1.91(4)       2.43         2.57         2.99        2.98(4)
Net realized and unrealized gain (loss) (5)......     (31.15)       (14.86)        6.27        10.88       14.00
                                                    --------    ---- -----   ---- -----   ---- -----    --------
Total from investment operations.................     (29.24)       (12.43)        8.84        13.87       16.98
                                                    --------    ---- -----   ---- -----   ---- -----    --------
Net equalization credits and charges (4).........       0.11          0.16        (0.02)          --          --
                                                    --------    ---- -----   ---- -----   ---- -----    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................      (2.27)        (3.26)       (3.33)       (3.00)      (2.80)
Net realized gains...............................         --            --        (0.54)       (0.45)         --
                                                    --------    ---- -----   ---- -----   ---- -----    --------
Total distributions..............................      (2.27)        (3.26)       (3.87)       (3.45)      (2.80)
                                                    --------    ---- -----   ---- -----   ---- -----    --------
NET ASSET VALUE, END OF PERIOD...................   $  34.00    $    65.40   $    80.93   $    75.98    $  65.56
                                                    ========    ==== =====   ==== =====   ==== =====    ========
TOTAL RETURN (1).................................     (44.96)%      (15.41)%      11.43%       21.73%      33.64%
Net assets, end of period (in 000's).............   $908,890    $1,289,796   $1,247,893   $1,049,212    $659,223
Ratio of expenses to average net assets..........       0.25%         0.25%        0.25%        0.26%       0.26%
Ratio of net investment income (loss) to average
  net assets.....................................       4.58%         2.79%        2.95%        3.57%       5.06%
Portfolio turnover rate (3)......................         15%           14%          16%          11%         12%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            157

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                          SPDR KBW
                                                                          BANK ETF
                                                -----------------------------------------------------------
                                                   YEAR         YEAR         YEAR      FOR THE PERIOD
                                                  ENDED        ENDED        ENDED         11/8/05*-
                                                 6/30/09      6/30/08      6/30/07         6/30/06
                                                ---------    ---------    ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $  28.58     $  55.44     $ 53.73        $  50.17
                                                 --------     --------     -------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................       0.94(4)      1.60        2.54            0.93
Net realized and unrealized gain (loss) (5)...     (10.67)      (27.35)       1.64            3.52
                                                 --------     --------     -------        --------
Total from investment operations..............      (9.73)      (25.75)       4.18            4.45
                                                 --------     --------     -------        --------
Net equalization credits and charges (4)......       0.03         0.66        0.30              --
                                                 --------     --------     -------        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................      (0.80)       (1.77)      (2.77)          (0.89)
Net realized gains............................         --           --          --              --
                                                 --------     --------     -------        --------
Total distributions...........................      (0.80)       (1.77)      (2.77)          (0.89)
                                                 --------     --------     -------        --------
NET ASSET VALUE, END OF PERIOD................   $  18.08     $  28.58     $ 55.44        $  53.73
                                                 ========     ========     =======        ========
TOTAL RETURN (1)..............................     (34.54)%     (46.07)%      8.28%           8.90%
Net assets, end of period (in 000's)..........   $821,694     $883,280     $72,068        $147,756
Ratio of expenses to average net assets.......       0.35%        0.35%       0.35%           0.36%(2)
Ratio of net investment income (loss) to
  average net assets..........................       4.29%        4.46%       2.93%           3.06%(2)
Portfolio turnover rate (3)...................         51%          23%          8%             22%



                                                                       SPDR KBW
                                                                 CAPITAL MARKETS ETF
                                                -----------------------------------------------------
                                                   YEAR         YEAR         YEAR      FOR THE PERIOD
                                                  ENDED        ENDED        ENDED         11/8/05*-
                                                 6/30/09      6/30/08      6/30/07         6/30/06
                                                ---------    ---------    ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........   $ 45.12      $  68.80     $ 56.18         $ 53.07
                                                 -------      --------     -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..................      0.52(4)       0.53 (4)    0.41            2.63
Net realized and unrealized gain (loss) (5)...    (11.79)       (23.68)      12.60            3.09
                                                 -------      --------     -------         -------
Total from investment operations..............    (11.27)       (23.15)      13.01            5.72
                                                 -------      --------     -------         -------
Net equalization credits and charges (4)......     (0.03)         0.10       (0.04)             --
                                                 -------      --------     -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................     (0.41)        (0.63)      (0.35)          (2.61)
Net realized gains............................        --            --          --              --
                                                 -------      --------     -------         -------
Total distributions...........................     (0.41)        (0.63)      (0.35)          (2.61)
                                                 -------      --------     -------         -------
NET ASSET VALUE, END OF PERIOD................   $ 33.41      $  45.12     $ 68.80         $ 56.18
                                                 =======      ========     =======         =======
TOTAL RETURN (1)..............................    (24.98)%      (33.71)%     23.14%          10.55%
Net assets, end of period (in 000's)..........   $80,188      $117,300     $86,003         $50,559
Ratio of expenses to average net assets.......      0.36%         0.35%       0.35%           0.36%(2)
Ratio of net investment income (loss) to
  average net assets..........................      1.65%         0.89%       0.52%           2.42%(2)
Portfolio turnover rate (3)...................        52%           52%         96%             11%




See accompanying notes to financial highlights at the end of this section.


158                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                             SPDR
                                                      KBW INSURANCE  ETF
                                       ------------------------------------------------
                                         YEAR        YEAR       YEAR     FOR THE PERIOD
                                         ENDED      ENDED      ENDED        11/8/05*-
                                        6/30/09    6/30/08    6/30/07        6/30/06
                                       --------    -------    -------    --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................  $  40.89    $ 59.41    $ 51.22        $ 52.12
                                       --------    -------    -------        -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss).........      0.67(4)    1.02(4)    0.76           0.44
Net realized and unrealized gain
  (loss) (5).........................    (14.55)    (18.56)      8.17          (0.93)
                                       --------    -------    -------        -------
Total from investment operations.....    (13.88)    (17.54)      8.93          (0.49)
                                       --------    -------    -------        -------
Net equalization credits and charges
  (4)................................      0.14       0.12      (0.02)            --
                                       --------    -------    -------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................     (0.63)     (1.10)     (0.72)         (0.41)
Net realized gains...................        --         --         --             --
                                       --------    -------    -------        -------
Total distributions..................     (0.63)     (1.10)     (0.72)         (0.41)
                                       --------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......  $  26.52    $ 40.89    $ 59.41        $ 51.22
                                       ========    =======    =======        =======
TOTAL RETURN (1).....................    (33.69)%   (29.67)%    17.46%         (0.93)%
Net assets, end of period (in
  000's).............................  $139,205    $63,374    $59,413        $35,855
Ratio of expenses to average net
  assets.............................      0.35%      0.35%      0.35%          0.36%(2)
Ratio of net investment income (loss)
  to average net assets..............      2.56%      1.99%      1.32%          1.27%(2)
Portfolio turnover rate (3)..........        53%        18%         6%            16%



                                             SPDR KBW                             SPDR KBW
                                       MORTGAGE FINANCE ETF                 REGIONAL BANKING ETF
                                       --------------------  --------------------------------------------------
                                          FOR THE PERIOD       YEAR        YEAR        YEAR      FOR THE PERIOD
                                             4/29/09*-         ENDED       ENDED       ENDED        6/19/06*-
                                              6/30/09         6/30/09     6/30/08     6/30/07        6/30/06
                                       --------------------  --------    --------    --------    --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................         $ 41.19        $  26.56    $  45.90    $  48.33        $ 48.02
                                              -------        --------    --------    --------        -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss).........            0.15(4)         0.94(4)     1.43        1.84           0.02
Net realized and unrealized gain
  (loss) (5).........................           (5.02)          (8.04)     (18.58)      (2.40)          0.29
                                              -------        --------    --------    --------        -------
Total from investment operations.....           (4.87)          (7.10)     (17.15)      (0.56)          0.31
                                              -------        --------    --------    --------        -------
Net equalization credits and charges
  (4)................................            0.04            0.07       (0.60)      (0.43)            --
                                              -------        --------    --------    --------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................           (0.18)          (1.22)      (1.59)      (1.44)            --
                                              -------        --------    --------    --------        -------
Total distributions..................           (0.18)          (1.22)      (1.59)      (1.44)            --
                                              -------        --------    --------    --------        -------
NET ASSET VALUE, END OF PERIOD.......         $ 36.18        $  18.31    $  26.56    $  45.90        $ 48.33
                                              =======        ========    ========    ========        =======
TOTAL RETURN (1).....................          (11.73)%        (27.94)%    (39.51)%     (2.16)%         0.66%
Net assets, end of period (in 000s)..         $ 5,427        $434,937    $709,284    $128,523        $99,076
Ratio of expenses to average net
  assets.............................            0.35%(2)        0.35%       0.35%       0.36%          0.36%(2)
Ratio of net investment income (loss)
  to average net assets..............            2.38%(2)        3.68%       4.04%       2.16%          4.01%(2)
Portfolio turnover rate (3)..........               5%             51%         35%         39%             0%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            159

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period


                                                                                 SPDR
                                                                    MORGAN STANLEY TECHNOLOGY ETF
                                                         ---------------------------------------------------
                                                           YEAR       YEAR       YEAR       YEAR       YEAR
                                                           ENDED      ENDED      ENDED      ENDED     ENDED
                                                          6/30/09    6/30/08    6/30/07    6/30/06   6/30/05
                                                         --------   --------   --------   --------   -------

NET ASSET VALUE, BEGINNING OF PERIOD...................  $  55.15   $  61.90   $  49.11   $  46.99   $ 49.18
                                                         --------   --------   --------   --------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........................      0.23(4)    0.15       0.05       0.03      0.11
Net realized and unrealized gain (loss) (5)............    (10.18)     (6.74)     12.80       2.13     (2.19)
                                                         --------   --------   --------   --------   -------
Total from investment operations.......................     (9.95)     (6.59)     12.85       2.16     (2.08)
                                                         --------   --------   --------   --------   -------
Net equalization credits and charges (4)...............     (0.00)+    (0.01)     (0.00)+       --        --
                                                         --------   --------   --------   --------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................     (0.24)     (0.15)     (0.05)     (0.03)    (0.11)
Net realized gains.....................................        --         --         --         --        --
Return of capital......................................        --         --      (0.01)     (0.01)       --
                                                         --------   --------   --------   --------   -------
Total distributions....................................     (0.24)     (0.15)     (0.06)     (0.04)    (0.11)
                                                         --------   --------   --------   --------   -------
Voluntary contribution from Adviser....................        --         --         --         --        --
                                                         --------   --------   --------   --------   -------
NET ASSET VALUE, END OF PERIOD.........................  $  44.96   $  55.15   $  61.90   $  49.11   $ 46.99
                                                         ========   ========   ========   ========   =======
TOTAL RETURN (1).......................................    (17.97)%   (10.67)%    26.19%      4.60%    (4.25)%
Net assets, end of period (in 000's)...................  $197,818   $228,870   $188,811   $144,873   $30,546
Ratio of expenses to average net assets................      0.50%      0.50%      0.50%      0.51%     0.51%
Ratio of expense to average net assets before waivers..        --         --         --         --        --
Ratio of net investment income (loss) to average net
  assets...............................................      0.56%      0.26%      0.09%      0.07%     0.24%
Portfolio turnover rate (3)............................        19%        24%        22%        23%       46%



                                                                               SPDR S&P
                                                                              DIVIDEND ETF
                                                            -----------------------------------------------
                                                              YEAR       YEAR       YEAR     FOR THE PERIOD
                                                              ENDED      ENDED      ENDED       11/8/05*-
                                                             6/30/09    6/30/08    6/30/07       6/30/06
                                                            --------   --------   --------   --------------

NET ASSET VALUE, BEGINNING OF PERIOD......................  $  44.30   $  62.57   $  55.70      $  53.49
                                                            --------   --------   --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      1.97(4)    2.19(4)    1.75          1.12
Net realized and unrealized gain (loss) (5)...............     (6.47)    (17.49)      6.87          2.15
                                                            --------   --------   --------      --------
Total from investment operations..........................     (4.50)    (15.30)      8.62          3.27
                                                            --------   --------   --------      --------
Net equalization credits and charges (4)..................      0.16       0.02       0.12         (0.00)+
                                                            --------   --------   --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................     (2.00)     (2.19)     (1.87)        (1.06)
Net realized gains........................................        --      (0.80)        --            --
Return of capital.........................................        --         --         --            --
                                                            --------   --------   --------      --------
Total distributions.......................................     (2.00)     (2.99)     (1.87)        (1.06)
                                                            --------   --------   --------      --------
Voluntary contribution from Adviser.......................        --         --         --            --
                                                            --------   --------   --------      --------
NET ASSET VALUE, END OF PERIOD............................  $  37.96   $  44.30   $  62.57      $  55.70
                                                            ========   ========   ========      ========
TOTAL RETURN (1)..........................................    (10.06)%   (25.05)%    15.78%         6.16%
Net assets, end of period (in 000s).......................  $658,655   $230,378   $275,319      $100,263
Ratio of expenses to average net assets...................      0.35%      0.35%      0.34%         0.30%(2)
Ratio of expense to average net assets before waivers.....        --         --       0.35%         0.36%(2)
Ratio of net investment income (loss) to average net
  assets..................................................      5.10%      3.92%      3.11%         3.45%(2)
Portfolio turnover rate (3)...............................       105%        48%        41%           25%




See accompanying notes to financial highlights at the end of this section.


160                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period


                                                                                SPDR S&P
                                                                               BIOTECH ETF
                                                          ----------------------------------------------------
                                                            YEAR            YEAR       YEAR     FOR THE PERIOD
                                                            ENDED           ENDED      ENDED       1/31/06*-
                                                           6/30/09         6/30/08    6/30/07       6/30/06
                                                          --------        --------   --------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $  57.47        $  50.93   $  45.90       $ 49.67
                                                          --------        --------   --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................      0.44(4)         0.66       0.18         (0.07)
Net realized and unrealized gain (loss) (5).............     (7.23)           6.59       5.04         (3.70)
                                                          --------        --------   --------       -------
Total from investment operations........................     (6.79)           7.25       5.22         (3.77)
                                                          --------        --------   --------       -------
Net equalization credits and charges (4)................     (0.00)+         (0.02)     (0.05)           --
                                                          --------        --------   --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................     (0.16)          (0.69)     (0.14)           --
Net realized gains......................................        --              --         --            --
Return of capital.......................................        --              --         --            --
                                                          --------        --------   --------       -------
Total distributions.....................................     (0.16)          (0.69)     (0.14)           --
                                                          --------        --------   --------       -------
Voluntary contribution from Adviser.....................      0.19              --         --            --
                                                          --------        --------   --------       -------
NET ASSET VALUE, END OF PERIOD..........................  $  50.71        $  57.47   $  50.93       $ 45.90
                                                          ========        ========   ========       =======
TOTAL RETURN (1)........................................    (11.46)%(7)      14.15%     11.26%        (7.59)%
Net assets, end of period (in 000s).....................  $428,508        $264,342   $106,957       $29,835
Ratio of expenses to average net assets.................      0.35%           0.35%      0.35%         0.36%(2)
Ratio of expense to average net assets before waivers...        --              --         --            --
Ratio of net investment income (loss) to average net
  assets................................................      0.83%           1.48%      0.51%        (0.33)%(2)
Portfolio turnover rate (3).............................        78%             79%        74%           38%




                                                                               SPDR S&P
                                                                            HOMEBUILDERS ETF
                                                            -----------------------------------------------
                                                              YEAR       YEAR       YEAR     FOR THE PERIOD
                                                              ENDED      ENDED      ENDED       1/31/06*-
                                                             6/30/09    6/30/08    6/30/07       6/30/06
                                                            --------   --------   --------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD......................  $  16.53   $  30.37   $  33.86      $  46.92
                                                            --------   --------   --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      0.24(4)    0.36       0.28          0.07
Net realized and unrealized gain (loss) (5)...............     (4.72)    (13.82)     (3.49)       (13.06)
                                                            --------   --------   --------      --------
Total from investment operations..........................     (4.48)    (13.46)     (3.21)       (12.99)
                                                            --------   --------   --------      --------
Net equalization credits and charges (4)..................      0.01      (0.06)      0.01         (0.00)+
                                                            --------   --------   --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................     (0.29)     (0.32)     (0.29)        (0.07)
Net realized gains........................................        --         --         --            --
                                                            --------   --------   --------      --------
Total distributions.......................................     (0.29)     (0.32)     (0.29)        (0.07)
                                                            --------   --------   --------      --------
NET ASSET VALUE, END OF PERIOD............................  $  11.77   $  16.53   $  30.37      $  33.86
                                                            ========   ========   ========      ========
TOTAL RETURN (1)..........................................    (27.30)%   (44.63)%    (9.51)%      (27.70)%
Net assets, end of period (in 000s).......................  $556,111   $535,553   $331,067      $165,908
Ratio of expenses to average net assets...................      0.35%      0.35%      0.35%         0.36%(2)
Ratio of expense to average net assets before waivers.....        --         --         --            --
Ratio of net investment income (loss) to average net
  assets..................................................      1.84%      1.80%      0.64%         0.34%(2)
Portfolio turnover rate (3)...............................        82%        76%        16%           19%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            161

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period


                                                                               SPDR S&P
                                                                          METALS & MINING ETF
                                                            -----------------------------------------------
                                                              YEAR       YEAR       YEAR     FOR THE PERIOD
                                                              ENDED      ENDED      ENDED       6/19/06*-
                                                             6/30/09    6/30/08    6/30/07       6/30/06
                                                            --------   --------   --------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD......................  $  94.16   $  62.63   $  50.08       $ 43.29
                                                            --------   --------   --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      0.55(4)    0.39       0.39          0.02
Net realized and unrealized gain (loss) (5)...............    (57.11)     31.54      12.55          6.77
                                                            --------   --------   --------       -------
Total from investment operations..........................    (56.56)     31.93      12.94          6.79
                                                            --------   --------   --------       -------
Net equalization credits and charges (4)..................      0.04         --      (0.03)           --
                                                            --------   --------   --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................     (0.57)     (0.40)     (0.36)           --
Net realized gains........................................        --         --         --            --
                                                            --------   --------   --------       -------
Total distributions.......................................     (0.57)     (0.40)     (0.36)           --
                                                            --------   --------   --------       -------
NET ASSET VALUE, END OF PERIOD............................  $  37.07   $  94.16   $  62.63       $ 50.08
                                                            ========   ========   ========       =======
TOTAL RETURN (1)..........................................    (59.95)%    51.22%     25.93%        15.70%
Net assets, end of period (in 000s).......................  $602,423   $819,193   $203,540       $30,050
Ratio of expenses to average net assets...................      0.35%      0.35%      0.35%         0.36%(2)
Ratio of expense to average net assets before waivers.....        --         --         --            --
Ratio of net investment income (loss) to average net
  assets..................................................      1.43%      0.59%      0.70%         1.65%(2)
Portfolio turnover rate (3)...............................        68%        59%        31%            0%




                                                                               SPDR S&P
                                                                   OIL & GAS EQUIPMENT & SERVICES ETF
                                                            -----------------------------------------------
                                                              YEAR       YEAR       YEAR     FOR THE PERIOD
                                                              ENDED      ENDED      ENDED       6/19/06*-
                                                             6/30/09    6/30/08    6/30/07       6/30/06
                                                            --------   --------   --------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD......................  $  50.90   $  36.90   $  31.07       $ 27.99
                                                            --------   --------   --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      0.18(4)    0.11       0.08          0.00+
Net realized and unrealized gain (loss) (5)...............    (29.14)     14.11       5.83          3.08
                                                            --------   --------   --------       -------
Total from investment operations..........................    (28.96)     14.22       5.91          3.08
                                                            --------   --------   --------       -------
Net equalization credits and charges (4)..................     (0.00)+    (0.00)+    (0.00)+          --
                                                            --------   --------   --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................     (0.18)     (0.12)     (0.08)           --
Net realized gains........................................        --      (0.10)        --            --
                                                            --------   --------   --------       -------
Total distributions.......................................     (0.18)     (0.22)     (0.08)           --
                                                            --------   --------   --------       -------
Voluntary contribution from Adviser.......................        --         --         --            --
                                                            --------   --------   --------       -------
NET ASSET VALUE, END OF PERIOD............................  $  21.76   $  50.90   $  36.90       $ 31.07
                                                            ========   ========   ========       =======
TOTAL RETURN (1)..........................................    (56.87)%    38.61%     19.08%        10.98%
Net assets, end of period (in 000s).......................  $199,101   $279,948   $143,927       $15,535
Ratio of expenses to average net assets...................      0.35%      0.36%      0.35%         0.36%(2)
Ratio of expense to average net assets before waivers.....        --         --         --            --
Ratio of net investment income (loss) to average net
  assets..................................................      0.75%      0.28%      0.36%         0.17%(2)
Portfolio turnover rate (3)...............................        42%        51%        43%            0%




See accompanying notes to financial highlights at the end of this section.


162                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period


                                                                               SPDR S&P
                                                                OIL & GAS EXPLORATION & PRODUCTION ETF
                                                            ----------------------------------------------
                                                              YEAR       YEAR      YEAR     FOR THE PERIOD
                                                              ENDED      ENDED     ENDED       6/19/06*-
                                                             6/30/09    6/30/08   6/30/07       6/30/06
                                                            --------   --------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD......................  $  70.10   $  45.93   $ 39.12      $ 33.80
                                                            --------   --------   -------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      0.29(4)    0.13      0.10          0.00+
Net realized and unrealized gain (loss) (5)...............    (38.46)     24.16      6.81         5.32
                                                            --------   --------   -------      --------
Total from investment operations..........................    (38.17)     24.29      6.91         5.32
                                                            --------   --------   -------      --------
Net equalization credits and charges (4)..................      0.02       0.02     (0.00)+          --
                                                            --------   --------   -------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................     (0.28)     (0.14)    (0.10)           --
Net realized gains........................................        --         --        --            --
                                                            --------   --------   -------      --------
Total distributions.......................................     (0.28)     (0.14)    (0.10)           --
                                                            --------   --------   -------      --------
Voluntary contribution from Adviser.......................        --         --        --            --
                                                            --------   --------   -------      --------
NET ASSET VALUE, END OF PERIOD............................  $  31.67   $  70.10   $ 45.93      $ 39.12
                                                            ========   ========   =======      ========
TOTAL RETURN (1)..........................................    (54.44)%    52.99%    17.68%        15.74%
Net assets, end of period (in 000s).......................  $280,282   $311,952   $39,041      $19,560
Ratio of expenses to average net assets...................      0.35%      0.35%     0.35%         0.36%(2)
Ratio of expense to average net assets before waivers.....        --         --        --            --
Ratio of net investment income (loss) to average net
  assets..................................................      0.82%      0.28%     0.23%         0.10%(2)
Portfolio turnover rate (3)...............................        45%        44%       48%            0%




                                                                                SPDR S&P
                                                                           PHARMACEUTICALS ETF
                                                              --------------------------------------------
                                                               YEAR      YEAR      YEAR     FOR THE PERIOD
                                                               ENDED     ENDED     ENDED       6/19/06*-
                                                              6/30/09   6/30/08   6/30/07       6/30/06
                                                              -------   -------   -------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 31.08   $ 35.57   $ 31.88       $ 31.42
                                                              -------   -------   -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................     0.45(4)   0.32(4)   0.38          0.00+
Net realized and unrealized gain (loss) (5).................    (1.07)    (4.51)     3.80          0.46
                                                              -------   -------   -------       -------
Total from investment operations............................    (0.62)    (4.19)     4.18          0.46
                                                              -------   -------   -------       -------
Net equalization credits and charges (4)....................     0.03      0.03        --            --
                                                              -------   -------   -------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................    (0.44)    (0.33)    (0.38)           --
Net realized gains..........................................    (0.05)       --     (0.11)           --
                                                              -------   -------   -------       -------
Total distributions.........................................    (0.49)    (0.33)    (0.49)           --
                                                              -------   -------   -------       -------
Voluntary contribution from Adviser.........................       --        --        --            --
                                                              -------   -------   -------       -------
NET ASSET VALUE, END OF PERIOD..............................  $ 30.00   $ 31.08    $35.57       $ 31.88
                                                              =======   =======   =======       =======
TOTAL RETURN (1)............................................    (1.89)%  (11.73)%   13.17%         1.46%
Net assets, end of period (in 000s).........................  $40,499   $ 9,328    $8,897       $15,939
Ratio of expenses to average net assets.....................     0.36%     0.35%     0.35%         0.36%(2)
Ratio of net investment income (loss) to average net
  assets....................................................     1.59%     0.97%     0.95%         0.29%(2)
Portfolio turnover rate (3).................................       80%       50%       23%            0%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                            163

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period


                                                                                 SPDR S&P
                                                                                RETAIL ETF
                                                       -----------------------------------------------------------
                                                          YEAR             YEAR            YEAR     FOR THE PERIOD
                                                          ENDED            ENDED           ENDED       6/19/06*-
                                                         6/30/09          6/30/08         6/30/07       6/30/06
                                                       ----------        --------        --------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................  $    29.26        $  43.54        $  37.61       $ 36.72
                                                       ----------        --------        --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).........................        0.40(4)         0.37            0.11          0.01
Net realized and unrealized gain (loss) (5)..........       (1.70)         (14.39)           5.93          0.88
                                                       ----------        --------        --------       -------
Total from investment operations.....................       (1.30)         (14.02)           6.04          0.89
                                                       ----------        --------        --------       -------
Net equalization credits and charges (4).............       (0.01)          (0.09)           0.02            --
                                                       ----------        --------        --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................       (0.43)          (0.31)          (0.13)           --
Net realized gains...................................          --              --              --            --
                                                       ----------        --------        --------       -------
Total distributions..................................       (0.43)          (0.31)          (0.13)           --
                                                       ----------        --------        --------       -------
Voluntary contribution from Adviser..................        0.18            0.14              --            --
                                                       ----------        --------        --------       -------
NET ASSET VALUE, END OF PERIOD.......................  $    27.70        $  29.26        $  43.54       $ 37.61
                                                       ==========        ========        ========       =======
TOTAL RETURN (1).....................................       (3.61)%(7)     (32.11)%(7)      16.12%         2.42%
Net assets, end of period (in 000s)..................  $1,018,007        $263,380        $134,978       $20,687
Ratio of expenses to average net assets..............        0.35%           0.35%           0.35%         0.36%(2)
Ratio of net investment income (loss) to average net
  assets.............................................        1.61%           1.40%           0.35%         0.82%(2)
Portfolio turnover rate (3)..........................          69%             50%             71%            0%



                                                                               SPDR S&P
                                                                           SEMICONDUCTOR ETF
                                                            ----------------------------------------------
                                                              YEAR      YEAR       YEAR     FOR THE PERIOD
                                                              ENDED     ENDED      ENDED       1/31/06*-
                                                             6/30/09   6/30/08    6/30/07       6/30/06
                                                            --------   -------   --------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD......................  $  41.62   $ 53.22   $  47.29       $ 53.32
                                                            --------   -------   --------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................      0.35(4)   0.24       0.16          0.02
Net realized and unrealized gain (loss) (5)...............     (7.84)   (11.58)      5.93         (6.03)
                                                            --------   -------   --------       -------
Total from investment operations..........................     (7.49)   (11.34)      6.09         (6.01)
                                                            --------   -------   --------       -------
Net equalization credits and charges (4)..................      0.02      0.01      (0.00)+          --
                                                            --------   -------   --------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................     (0.29)    (0.27)     (0.16)        (0.02)
                                                            --------   -------   --------       -------
Total distributions.......................................     (0.29)    (0.27)     (0.16)        (0.02)
                                                            --------   -------   --------       -------
NET ASSET VALUE, END OF PERIOD............................  $  33.86   $ 41.62   $  53.22       $ 47.29
                                                            ========   =======   ========       =======
TOTAL RETURN (1)..........................................    (17.88)%  (21.30)%    12.89%       (11.26)%
Net assets, end of period (in 000s).......................  $103,282   $39,538   $106,439       $47,290
Ratio of expenses to average net assets...................      0.35%     0.35%      0.35%         0.36%(2)
Ratio of net investment income (loss) to average net
  assets..................................................      1.12%     0.52%      0.35%         0.10%(2)
Portfolio turnover rate (3)...............................        41%       65%        52%           40%




See accompanying notes to financial highlights at the end of this section.


164                                            PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)
                          NOTES TO FINANCIAL HIGHLIGHTS


*     Commencement of operations
+     Amount is less than $0.005 per share.
(1) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(2)   Annualized.
(3) Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(4)   Per share numbers have been calculated using the average shares method.
(5) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(6) All share amounts representing data prior to September 21, 2005 have been adjusted for the affect of stock splits which occured on September 21, 2005, as follows: SPDR Dow Jones Large Cap Value ETF: 2 for 1; SPDR Dow Jones Small Cap Value ETF and SPDR Dow Jones REIT ETF: 3 for 1.
(7) If the Adviser had not made a voluntary contribution in 2009 to SPDR S&P Biotech ETF, the total return would have been (11.79)%. If the Adviser had not made a voluntary contribution in 2008 to SPDR S&P Retail ETF, the total return would have been (32.44)%. If the Adviser had not made a voluntary contribution in 2009 to SPDR S&P Retail ETF, the total return would have been (3.62)%.


PRECISE IN A WORLD THAT ISN'T. TM                                            165

WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at http://www.spdrs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

SPDRSTPROS               The Trust's Investment Company Act Number is 811-08839.

PRECISE IN A WORLD THAT ISN'T. TM                                    [SPDR LOGO]

                              SPDR(R) SERIES TRUST

                        Supplement Dated October 31, 2009
                                     to the
                        Prospectus Dated October 31, 2009

                     SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF
                   SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF
                      SPDR(R) S&P(R) COMPUTER HARDWARE ETF
                      SPDR(R) S&P(R) COMPUTER SOFTWARE ETF
                    SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF
                     SPDR(R) S&P(R) HEALTH CARE SERVICES ETF
                         SPDR(R) S&P(R) LEISURETIME ETF
                 SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF
                           SPDR(R) S&P(R) TELECOM ETF
                        SPDR(R) S&P(R) TRANSPORTATION ETF

All above-listed ETFs are not yet in operation and thus are not currently offered by the SPDR Series Trust.

SPDRSTSUPP1

      [SPDR LOGO]




SPDR(R) SERIES TRUST PROSPECTUS
October 31, 2009

SPDR(R) Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SPDR Barclays Capital Intermediate Term Credit Bond ETF (ITR)
SPDR Barclays Capital Long Term Credit Bond ETF (LWC)
SPDR Barclays Capital Convertible Bond ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Barclays Capital Municipal Bond ETF (TFI)
SPDR Barclays Capital California Municipal Bond ETF (CXA)
SPDR Barclays Capital New York Municipal Bond ETF (INY)
SPDR Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR S&P(R) VRDO Municipal Bond ETF (VRD)
SPDR DB International Government Inflation-Protected Bond ETF (WIP) SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ) SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital High Yield Bond ETF (JNK)

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Shares in the Funds are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. Such Shares in the Funds involve investment risks, including the loss of principal.

PRECISE IN A WORLD THAT ISN'T. TM

      (SPDR LOGO)




TABLE OF CONTENTS

      FUND SUMMARIES                                                                         1
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)                                  1
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital TIPS ETF (IPE)                                              4
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)                        7
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Long Term Treasury ETF (TLO)                               11
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Intermediate Term Credit Bond ETF (ITR)                    15
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Long Term Credit Bond ETF (LWC)                            18
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Convertible Bond ETF (CWB)                                 21
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)                             24
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Aggregate Bond ETF (LAG)                                   28
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Municipal Bond ETF (TFI)                                   33
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital California Municipal Bond ETF (CXA)                        37
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital New York Municipal Bond ETF (INY)                          41
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Short Term Municipal Bond ETF (SHM)                        45
----------------------------------------------------------------------------------------------------
           SPDR S&P VRDO Municipal Bond ETF (VRD)                                           49
----------------------------------------------------------------------------------------------------
           SPDR DB International Government Inflation-Protected Bond ETF (WIP)              53
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)           56
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital International Treasury Bond ETF (BWX)                      60
----------------------------------------------------------------------------------------------------
           SPDR Barclays Capital High Yield Bond ETF (JNK)                                  64
----------------------------------------------------------------------------------------------------
      ADDITIONAL STRATEGIES                                                                 68
----------------------------------------------------------------------------------------------------
      ADDITIONAL RISK INFORMATION                                                           69
----------------------------------------------------------------------------------------------------
      MANAGEMENT                                                                            73
----------------------------------------------------------------------------------------------------
      INDEX/TRADEMARK LICENSES/DISCLAIMERS                                                  77
----------------------------------------------------------------------------------------------------
      ADDITIONAL PURCHASE AND SALE INFORMATION                                              79
----------------------------------------------------------------------------------------------------
      OTHER CONSIDERATIONS                                                                  80
----------------------------------------------------------------------------------------------------
      DISTRIBUTIONS                                                                         80
----------------------------------------------------------------------------------------------------
      PORTFOLIO HOLDINGS                                                                    80
----------------------------------------------------------------------------------------------------
      ADDITIONAL TAX INFORMATION                                                            81
----------------------------------------------------------------------------------------------------
      GENERAL INFORMATION                                                                   84
----------------------------------------------------------------------------------------------------
      PREMIUM/DISCOUNT INFORMATION                                                          84
----------------------------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS                                                                  84
----------------------------------------------------------------------------------------------------
      WHERE TO LEARN MORE ABOUT THE FUNDS                                           Back Cover
----------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]




                                 FUND SUMMARIES                              BIL
SPDR(R) BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF                      (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital 1-3 Month T-Bill ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1345%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      0.0000%
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1345%
---------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $14                 $43                 $76                $172
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 692% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of Barclays Capital 1-3 Month U.S. Treasury Bill Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in fixed income securities that SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") has determined have economic characteristics that are substantially identical to the economic characteristics of the fixed income securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser.


PRECISE IN A WORLD THAT ISN'T. TM                                              1

      [SPDR LOGO]





The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS," and coupon issues that have been stripped from bonds included in the Index. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2009, there were approximately 13 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                               1.77
-----                                               ----





  Highest Quarterly Return: 0.70% (Q1 2008)
  Lowest Quarterly Return: 0.23% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was 0.08%.



2                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (5/25/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      1.77%           2.74%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      1.21%           1.83%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              1.15%           1.81%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL 1-3 MONTH U.S. TREASURY BILL INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              1.77%           2.69%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Todd Bean, Steve Meier and Jeff St. Peters.

TODD BEAN is a Principal of SSgA FM and a Senior Portfolio Manager in the firm's U.S. Cash Management Group. He joined the Adviser in 2004.

STEVE MEIER, CFA, FRM, is a Principal of SSgA FM and is the Global Cash CIO responsible for cash investment strategies. He joined the Adviser in 2003.

JEFF ST. PETERS is a Principal of SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He joined the Adviser in 2001.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                              3

      [SPDR LOGO]


                                                                             IPE
SPDR(R) BARCLAYS CAPITAL TIPS ETF                                  (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital TIPS ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1845%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      0.0000%
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1845%
---------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $19                 $59                $104                $236
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of Barclays U.S. Government Inflation-Linked Bond Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in fixed income securities that SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") has determined have economic characteristics that are substantially identical to the economic characteristics of the fixed income securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser.



4                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is designed to measure the performance of the inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the Index rebalancing date. As of September 30, 2009, there were approximately 28 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.







  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                               -2.33
-----                                               -----





  Highest Quarterly Return: 5.12% (Q1 2008)
  Lowest Quarterly Return: -3.56% (Q3 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was 9.33%.


PRECISE IN A WORLD THAT ISN'T. TM                                              5

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares for last year exceeds the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (5/25/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -2.33%          4.22%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      -4.18%          2.20%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              -1.44%          2.49%
-------------------------------------------------------------------------------------------------------
BARCLAYS U.S. GOVERNMENT INFLATION-LINKED BOND INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              -1.71%          4.60%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are David Kobuszewski and James Mauro.

DAVID KOBUSZEWSKI is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Group. He joined the Adviser in 2004.

JAMES MAURO is a Principal of SSgA FM and a Senior Portfolio Manager in the Interest Rate Strategies Group. He joined the Adviser in 1993.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



6                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             ITE
SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF            (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Intermediate Term Treasury ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-10 year sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1345%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      0.0000%
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1345%
---------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $14                 $43                 $76                $172
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of Barclays Capital Intermediate U.S. Treasury Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in fixed income securities that SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") has determined have economic characteristics that are substantially identical to the economic characteristics of the fixed income securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser.


PRECISE IN A WORLD THAT ISN'T. TM                                              7

      [SPDR LOGO]





The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 year and less than 10 years. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS," and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2009, there were approximately 122 securities in the Index and the modified adjusted duration of securities in the Index was approximately 3.88 years.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



8                                              PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                              11.47
-----                                              -----





  Highest Quarterly Return: 6.53% (Q4 2008)
  Lowest Quarterly Return: -2.04% (Q2 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  -0.82%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (5/23/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      11.47%          11.65%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      10.29%          10.24%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES               7.41%           9.09%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL INTERMEDIATE U.S. TREASURY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              11.35%          11.26%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                              9

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

MICHAEL BRUNELL is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ELYA SCHWARTZMAN is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



10                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             TLO
SPDR(R) BARCLAYS CAPITAL LONG TERM TREASURY ETF                    (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Long Term Treasury ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1345%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      0.0000%
---------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1345%
---------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $14                 $43                 $76                $172
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of Barclays Capital Long U.S. Treasury Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in fixed income securities that SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") has determined have economic characteristics that are substantially identical to the economic characteristics of the fixed income securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser.


PRECISE IN A WORLD THAT ISN'T. TM                                             11

      [SPDR LOGO]





The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of 10 or more years. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS," and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2009, there were approximately 34 securities in the Index and the modified adjusted duration of securities in the Index was approximately 12.57 years.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



12                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                              24.14
-----                                              -----





  Highest Quarterly Return: 18.71% (Q4 2008)
  Lowest Quarterly Return: -2.18% (Q2 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  -7.93%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (5/23/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      24.14%          21.17%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      22.23%          19.29%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              15.51%          16.90%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL LONG U.S. TREASURY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              24.03%          20.43%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             13

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
SSgA FM manages the Fund using a team of investment professionals.

MICHAEL BRUNELL is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ELYA SCHWARTZMAN is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



14                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             ITR
SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM CREDIT BOND ETF         (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Intermediate Term Credit Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States investment bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.15%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.15%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $15                                              $48
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (February 10, 2009) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. Intermediate Credit Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are

PRECISE IN A WORLD THAT ISN'T. TM                                             15

      [SPDR LOGO]






substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the intermediate term sector of the United States investment bond market, which as defined by the Index includes investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar denominated and have a remaining maturity of greater than or equal to 1 year and less than 10 years. The Index components are a subset, based on maturity, of the issues in the Barclays Capital U.S. Credit Index (the "Credit Index"). The Credit Index includes U.S. Securities and Exchange Commission ("SEC") registered, publicly issued U.S. corporate and specified foreign debentures and secured notes. To be included in the Credit Index, a security must meet the following requirements:
(i) have at least one year to final maturity, regardless of call features; (ii) have at least $250 million par amount outstanding; (iii) be rated investment grade by at least two rating agencies (Moody's Investor Service, Inc., Standard & Poor's, and Fitch Inc.); (iv) be fixed rate; (v) be denominated in U.S. dollars and non-convertible; and (vi) be publicly issued. Excluded from the Credit Index are private placements, floating rate securities, Eurobonds and structured notes with embedded swaps or other special features. To be included in the Index, a security must have a remaining maturity greater than or equal to one year and less than 10 years. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of September 30, 2009, there were approximately 2,687 securities in the Index and the modified adjusted duration of securities in the Index was approximately
4.28 years.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on


16                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are John Kirby and Allen Kwong.

JOHN KIRBY is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ALLEN KWONG is a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             17

      [SPDR LOGO]


                                                                             LWC
SPDR(R) BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF                 (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The Fund's investment objective is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States investment bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.15%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.15%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $15                                              $48
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (March 10, 2009) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. Long Credit Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are


18                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the long term sector of the United States investment bond market, which as defined by the Index includes investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar denominated and have a remaining maturity of greater than or equal to 10 years. The Index components are a subset, based on maturity, of the issues in the Barclays Capital U.S. Credit Index (the "Credit Index"). The Credit Index includes U.S. Securities and Exchange Commission ("SEC") registered, publicly issued U.S. corporate and specified foreign debentures and secured notes. To be included in the Credit Index, a security must meet the following requirements: (i) have at least one year to final maturity, regardless of call features; (ii) have at least $250 million par amount outstanding; (iii) be rated investment grade by at least two rating agencies (Moody's Investor Service, Inc., Standard & Poor's, and Fitch Inc.); (iv) be fixed rate; (v) be denominated in U.S. dollars and non-convertible; and (vi) be publicly issued. Excluded from the Credit Index are private placements, floating rate securities, Eurobonds and structured notes with embedded swaps or other special features. To be included in the Index, a security must have a remaining maturity greater than or equal to 10 years. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of September 30, 2009, there were approximately 1,006 securities in the Index and the modified adjusted duration of securities in the Index was approximately 11.97 years.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on

PRECISE IN A WORLD THAT ISN'T. TM                                             19

      [SPDR LOGO]






   foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are John Kirby and Allen Kwong.

JOHN KIRBY is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ALLEN KWONG is a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



20                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             CWB
SPDR(R) BARCLAYS CAPITAL CONVERTIBLE BOND ETF                      (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Convertible Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible bonds with outstanding issue sizes greater than $500 million.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.40%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.40%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $41                                              $128
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (April 14, 2009) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. Convertible Bond $500MM Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are

PRECISE IN A WORLD THAT ISN'T. TM                                             21

      [SPDR LOGO]






substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the market of U.S. convertible bonds with outstanding issue sizes greater than $500 million. Convertible bonds are bonds that can be exchanged, at the option of the holder, for a specific number of shares of the issuer's preferred stock ("Preferred Securities") or common stock. The Index components are a subset of issues in the Barclays Capital Convertible Composite Index. To be included in the Index a security must meet the following requirements: (i) have an outstanding issue size greater than $500 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; (iv) be U.S. dollar denominated; and (v) be an U.S. Securities and Exchange Commission ("SEC") registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index is rebalanced on a monthly basis, at the end of each month. As of September 30, 2009, there were approximately 124 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   CONVERTIBLE SECURITIES RISK: Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

   PREFERRED SECURITIES RISK: There are special risks associated with investing in Preferred Securities. Generally, Preferred Security holders (such as the
   Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, Preferred Securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a Preferred Security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such


22                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   dividends have accrued), and may suspend payment of dividends on Preferred Securities at any time. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer's Preferred Securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the Preferred Security may be subordinated to other securities of the same issuer. There is a chance that the issuer of any of the Fund's holdings will default (fail to make scheduled dividend payments on the Preferred Security or scheduled interest payments on other obligations of the issuer not held by the Fund).

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Elya Schwartzman.

MICHAEL BRUNELL, CFA, is Principal of SSgA FM and is a member of the Fixed Income Portfolio Management team. He joined the Adviser in 1997.

ELYA SCHWARTZMAN is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             23

      [SPDR LOGO]


                                                                             MBG
SPDR(R) BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF                  (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Mortgage Backed Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. agency mortgage pass-through sector of the U.S. investment grade bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                          YEAR 3
------------------------------------------------------------------------------------------------
                      $20                                              $64
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (January 15, 2009) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 619% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. MBS Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are


24                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






substantially identical to the economic characteristics of the securities that comprise the Index. TBA Transactions (as defined below) are included within the above-noted investment policy. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be announced transaction" or "TBA Transaction." In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund expects to enter into such contracts for mortgage pass-through securities on a regular basis, and pending settlement of such contracts, the Fund will invest its assets in liquid, short-term instruments, including shares of money market funds advised by the Adviser or its affiliates. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government-sponsored enterprises: Government National Mortgage Association ("GNMA"); Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). The Index is formed by grouping the universe of individual fixed rate mortgage backed securities pools into generic aggregates according to the following parameters: (i) agency; (ii) program; (iii) pass-through coupon; and (iv) origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. To be included in the Index, securities must be fixed rate, denominated in U.S. dollars, have $250 million or more of outstanding face value and have a weighted average maturity of at least one year. Excluded from the Index are buydowns, graduated equity mortgages, project loans, manufactured homes (dropped in January 1992), graduated payment mortgages (dropped in January
1995), non-agency (whole loan) securities, jumbo securities, and collateralized mortgage obligations. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month. As of September 30, 2009, there were approximately 1,564 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling

PRECISE IN A WORLD THAT ISN'T. TM                                             25

      [SPDR LOGO]






   interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   PREPAYMENT RISK: The Fund may invest in mortgage-related securities, which may be paid off early if the borrower on the underlying mortgage prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

   EXTENSION RISK: The Fund may invest in mortgage-related securities and therefore, to the extent that interest rates rise, certain mortgage backed securities may be paid off slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   MORTGAGE-BACKED SECURITIES RISK: Mortgage-backed securities, other than GNMA mortgage-backed securities, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly affect the value of certain mortgage-backed securities.

   MORTGAGE PASS-THROUGH SECURITIES RISK: Transactions in mortgage pass through securities primarily occur through TBA Transactions, as described above. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.

   U.S. GOVERNMENT AGENCY SECURITIES RISK: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



26                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Allen Kwong and Karen Tsang.

ALLEN KWONG is a Principal of SSgA FM and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

KAREN TSANG is a Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group where she is primarily responsible for managing Mortgage Backed Securities and US Treasury Index Funds. She joined the Adviser in 1998.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             27

      [SPDR LOGO]


                                                                             LAG
SPDR(R) BARCLAYS CAPITAL AGGREGATE BOND ETF                        (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Aggregate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

----------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.1845%
----------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES      0.0000%
----------------------------------------------------------------------------------------------
OTHER EXPENSES                             0.0000%
----------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       0.1845%
----------------------------------------------------------------------------------------------
LESS CONTRACTUAL FEE WAIVER (1)           (0.0500%)
----------------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES (1)     0.1345%
----------------------------------------------------------------------------------------------


(1) The Adviser has contractually agreed to waive a portion of its advisory fee, until October 31, 2010, so that the Net Annual Fund Operating Expenses of the Fund will be limited to 0.1345% of the Fund's average daily net assets. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2010, the waiver may be cancelled or modified at any time.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $14                 $54                 $99                $231
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 475% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. Aggregate Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")


28                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. TBA transactions (as defined below) are included within the above-noted investment policy. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB-or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity and must have $250 million or more of outstanding face value. Asset backed securities must have a minimum deal size of $500 million and a minimum tranche size of $25 million. For commercial mortgage backed securities, the original aggregate transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the aggregate outstanding transaction sizes must be at least $300 million to remain in the Index. In addition, the securities must be U.S. dollar denominated, fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes, and state and local government series bonds are excluded from the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of September 30, 2009, there were approximately 8,717 securities in the Index.

As of September 30, 2009, approximately 37.78% of the bonds represented in the Index are U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as Government National Mortgage Association ("GNMA") and Federal National Mortgage Association ("FNMA") that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a "to-be-announced transaction" or "TBA Transaction." A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that the Fund will receive pools, but instead will participate in rolling TBA Transactions. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of

PRECISE IN A WORLD THAT ISN'T. TM                                             29

      [SPDR LOGO]






   correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   U.S. GOVERNMENT AGENCY SECURITIES RISK: Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund will be adversely impacted.

   PREPAYMENT RISK: The Fund may invest in mortgage-related securities, which may be paid off early if the borrower on the underlying mortgage prepays the mortgage or refinances the mortgage prior to the maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

   EXTENSION RISK: The Fund may invest in mortgage-related securities and therefore, to the extent that interest rates rise, certain mortgage backed securities may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. This may result in a decline to the Fund's income.

   MORTGAGE-BACKED SECURITIES RISK: Mortgage-backed securities, other than GNMA mortgage-backed securities, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly affect the value of certain mortgage-backed securities.

   MORTGAGE PASS-THROUGH SECURITIES RISK: Transactions in mortgage pass through securities primarily occur through TBA Transactions, as described above. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.



30                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                               6.77
-----                                               ----





  Highest Quarterly Return: 5.90% (Q4 2008)
  Lowest Quarterly Return: -1.23% (Q2 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was 4.91%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (5/23/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      6.77%           7.62%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      5.08%           5.86%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              4.35%           5.45%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              5.24%           6.51%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             31

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

MICHAEL BRUNELL is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ELYA SCHWARTZMAN is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.



32                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             TFI
SPDR(R) BARCLAYS CAPITAL MUNICIPAL BOND ETF                        (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

---------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.30%
---------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
---------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.30%
---------------------------------------------------------------------------------------------
LESS CONTRACTUAL FEE WAIVER (1)            (0.10%)
---------------------------------------------------------------------------------------------
NET ANNUAL FUND OPERATING EXPENSES (1)      0.20%
---------------------------------------------------------------------------------------------


(1) The Adviser has contractually agreed to waive a portion of its advisory fee, until October 31, 2010, so that the Net Annual Fund Operating Expenses of the Fund will be limited to 0.20% of the Fund's average daily net assets. The contractual fee waiver does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2010, the waiver may be cancelled or modified at any time.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $20                 $86                $159                $371
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Municipal Managed Money Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the

PRECISE IN A WORLD THAT ISN'T. TM                                             33

      [SPDR LOGO]





"Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to track the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. The Index is comprised of tax-exempt municipal securities issued by states, cities, counties, districts and their respective agencies. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index engineered for the tax exempt bond market. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investor Service, Inc., Standard & Poor's, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have been issued within the last five years, and must be at least one year from their maturity date. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2009, there were approximately 18,922 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling


34                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                               -0.31
-----                                               -----





  Highest Quarterly Return: 3.63% (Q4 2008)
  Lowest Quarterly Return: -3.36% (Q3 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  11.99%.


PRECISE IN A WORLD THAT ISN'T. TM                                             35

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (9/11/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -0.31%          0.68%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      -0.31%          0.68%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES               1.13%          1.16%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MUNICIPAL MANAGED MONEY INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              -0.15%          0.79%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Matthew Pappas and Timothy Ryan.

MATTHEW PAPPAS is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Group, which includes Corporate Liquidity and Stable Value asset management. He joined the Adviser in 1999.

TIMOTHY RYAN, CFA, is a Principal of SSgA FM. He is the Unit Head for the Municipal Bond Group. He joined the Adviser in 2003.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



36                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             CXA
SPDR(R) BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF             (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital California Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from federal and California state income taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $20                 $64                $113                $255
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Managed Money Municipal California Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide

PRECISE IN A WORLD THAT ISN'T. TM                                             37

      [SPDR LOGO]






shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from both Federal income tax and California income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to track the publicly traded California municipal bonds that cover the U.S. dollar denominated California tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies:
Moody's Investor Service, Inc., Standard & Poor's, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must be issued by authorities in California, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2009, there were approximately 2,130 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   CALIFORNIA STATE-SPECIFIC RISK: Because the Fund concentrates its investments in California municipal securities (i.e., holds 25% or more of its total assets), the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market.


38                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. California has the worst credit rating of any state in the country, and in 2009 all three major credit rating agencies lowered their ratings on State bonds.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                               -3.51
-----                                               -----





  Highest Quarterly Return: 1.85% (Q4 2008)
  Lowest Quarterly Return: -4.55% (Q3 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  15.51%.


PRECISE IN A WORLD THAT ISN'T. TM                                             39

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (10/10/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -3.51%          -1.84%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      -3.51%          -1.84%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              -0.84%          -0.92%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MANAGED MONEY MUNICIPAL CALIFORNIA INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              -3.47%          -1.44%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Matthew Pappas and Timothy Ryan.

MATTHEW PAPPAS is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Group, which includes Corporate Liquidity and Stable Value asset management. He joined the Adviser in 1999.

TIMOTHY RYAN, CFA, is a Principal of SSgA FM. He is the Unit Head for the Municipal Bond Group. He joined the Adviser in 2003.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



40                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             INY
SPDR(R) BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF               (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital New York Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from federal and New York state income taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $20                 $64                $113                $255
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Managed Money Municipal New York Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide

PRECISE IN A WORLD THAT ISN'T. TM                                             41

      [SPDR LOGO]






shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from both Federal income tax and New York income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to track publicly traded New York municipal bonds that cover the U.S. dollar denominated New York revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies:
Moody's Investor Service, Inc., Standard & Poor's, and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must be issued by authorities in New York, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one or more years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2009, there were approximately 2,522 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   NEW YORK STATE-SPECIFIC RISK: Because the Fund concentrates its investments in New York municipal securities (i.e., holds 25% or more of its total assets), the Fund will have greater exposure to negative political, economic and statutory factors within the State of New York than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and


42                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                               -2.43
-----                                               -----





  Highest Quarterly Return: 2.07% (Q4 2008)
  Lowest Quarterly Return: -4.35% (Q3 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  13.96%.


PRECISE IN A WORLD THAT ISN'T. TM                                             43

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (10/11/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -2.43%          -1.08%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      -2.43%          -1.08%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              -0.18%          -0.28%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MANAGED MONEY MUNICIPAL NEW YORK INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              -3.53%          -1.51%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Matthew Pappas and Timothy Ryan.

MATTHEW PAPPAS is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Group, which includes Corporate Liquidity and Stable Value asset management. He joined the Adviser in 1999.

TIMOTHY RYAN, CFA, is a Principal of SSgA FM. He is the Unit Head for the Municipal Bond Group. He joined the Adviser in 2003.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



44                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             SHM
SPDR(R) BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF             (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Short Term Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from federal income taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $20                 $64                $113                $255
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Managed Money Municipal Short Term Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide

PRECISE IN A WORLD THAT ISN'T. TM                                             45

      [SPDR LOGO]






shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to track the publicly traded municipal bonds that cover the U.S. dollar denominated short term tax exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index is a rules-based, market-value weighted index. All bonds in the Index must be rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's Investor Service, Inc., Standard & Poor's or Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the agencies rates the security, the rating must be at least Aa3/AA-. Each Index security must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a nominal maturity of one to five years. No issuer may constitute more than 10% of the Index. Bonds subject to alternative minimum tax, hospital bonds, housing bonds, tobacco bonds, and airline bonds, along with remarketed issues, taxable municipal bonds, floaters, and derivatives are all excluded from the Index. As of September 30, 2009, there were approximately 3,102 securities in the Index and the modified adjusted duration of securities in the Index was approximately
2.92 years.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.



46                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                               5.11
-----                                               ----





  Highest Quarterly Return: 2.84% (Q4 2008)
  Lowest Quarterly Return: -0.52% (Q2 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was 4.52%.

  AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (10/10/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      5.11%           5.51%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      5.11%           5.51%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              4.27%           5.11%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL MANAGED MONEY MUNICIPAL SHORT TERM INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              5.40%           6.22%
-------------------------------------------------------------------------------------------------------




PRECISE IN A WORLD THAT ISN'T. TM                                             47

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Matthew Pappas and Timothy Ryan.

MATTHEW PAPPAS is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Group, which includes Corporate Liquidity and Stable Value asset management. He joined the Adviser in 1999.

TIMOTHY RYAN, CFA, is a Principal of SSgA FM. He is the Unit Head for the Municipal Bond Group. He joined the Adviser in 2003.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



48                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             VRD
SPDR(R) S&P(R) VRDO MUNICIPAL BOND ETF                             (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR S&P VRDO Municipal Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of variable rate demand obligations ("VRDOs") issued by municipalities.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.20%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.20%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $20                                              $64
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the S&P National AMT-Free Municipal VRDO Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. Additionally, the

PRECISE IN A WORLD THAT ISN'T. TM                                             49

      [SPDR LOGO]






Fund intends to invest, under normal circumstances, 80% of its assets in investments the income of which is exempt from Federal income tax. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to track investment grade VRDOs issued by U.S. states and territories or local governments or agencies, such that interest on the securities is exempt from U.S. federal income taxes, with maturities greater than or equal to one month. A VRDO is a short-term tax-exempt fixed income instrument whose coupon rate is reset on a periodic basis (e.g., weekly or monthly). VRDOs tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a bondholder put provision that coincides with the periodic coupon rate reset which allows the bondholder to redeem a bond at face value. VRDOs included in the Index reset weekly. VRDOs are put back to a bank or other entity that serves as a liquidity provider (the "Remarketing Agent"), rather than the issuer. The Remarketing Agent tries to resell those VRDOs or, failing that, holds them in its own inventory. In addition, VRDOs commonly hold a credit enhancement, such as a letter of credit from the Remarketing Agent or a bank, and/or bond insurance. To be included in the Index a security must: (i) be issued by a state (including Puerto Rico and U.S. territories) or local government or agency such that interest on the security is exempt from U.S. federal income taxes; (ii) be priced at par; (iii) have a minimum par amount of $10 million; (iv) be included in the Ipreo Holdings LLC product offering for VRDOs; (v) be rated A-3, VMIG-3 or F-3 or higher by one of the following statistical ratings agencies: Standard & Poor's, Moody's Investor Service or Fitch Inc., respectively; (vi) have a maturity of greater than or equal to one month; (vii) be a constituent of a deal with an original offering amount of at least $100 million, or, for up to a maximum of 25% of constituents, have no minimum deal size criteria but be the highest yielding constituents (that meet all of the other criteria for eligibility) chosen from the eligible VRDO universe at each monthly rebalancing;
(viii) have a weekly reset; and (ix) have a credit or liquidity support facility. The Index is rebalanced after the close of the last business day of each month, based on new issuance, size and maturity. As of September 30, 2009, there were approximately 377 issues included in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   TAX RISK: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes


50                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.

   POLITICAL RISK: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

   VARIABLE RATE DEMAND OBLIGATION RISK: Particular VRDOs may not have an active secondary market. As a result, the Fund could suffer a loss on these instruments during periods when the Fund is not entitled to exercise its demand rights or if the issuer and/or Remarketing Agent defaults on its payment obligation. In addition, VRDOs are generally supported by either a letter of credit or a stand-by bond purchase agreement to provide credit enhancement. A decline in the credit quality of the issuer of the credit enhancement may in turn cause a decrease in value of the VRDO supported by the credit enhancement.

   MUNICIPAL INSURANCE RISK: The Fund's portfolio may be comprised of municipal securities covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Because a significant portion of the insured municipal securities are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have an adverse effect on the value of the insured municipal securities and the municipal bond market.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.


PRECISE IN A WORLD THAT ISN'T. TM                                             51

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Matthew Pappas and Timothy Ryan.

MATTHEW PAPPAS is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Group, which includes Corporate Liquidity and Stable Value asset management. He joined the Adviser in 1999.

TIMOTHY RYAN, CFA, is a Principal of SSgA FM. He is the Unit Head for the Municipal Bond Group. He joined the Adviser in 2003.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to pay income that is exempt from federal income taxes and the federal alternative minimum tax ("AMT"). To the extent the Fund invests in securities that do not produce income exempt from federal income tax and/or the AMT, a portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.



52                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]


                                                                             WIP
SPDR(R) DB INTERNATIONAL GOVERNMENT                                (NYSE Ticker)
INFLATION-PROTECTED BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR DB International Government Inflation-Protected Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the DB Global Government ex-US Inflation-Linked Bond Capped Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are

PRECISE IN A WORLD THAT ISN'T. TM                                             53

      [SPDR LOGO]






substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes.

The Index is designed to measure the total return performance of the inflation-linked government bond markets of developed and emerging market countries outside of the United States. Inflation protected public obligations of the inflation-linked government bond markets of developed and emerging market countries, commonly known in the United States as TIPS, are securities issued by such governments that are designed to provide inflation protection to investors. The Index includes government debt (direct obligations of the issuer country) but does not include quasi-government debt or corporate debt. The securities are denominated in and pay coupon and principal in the domestic currency of the issuer country. Each of the component securities in the Index is screened such that the following countries are included: Australia, Brazil, Canada, Chile, France, Germany, Greece, Israel, Italy, Japan, Mexico, Poland, South Africa, South Korea, Sweden, Turkey and the United Kingdom. In addition, the securities in the Index must be inflation-linked and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. To be included in the Index, bonds must: (i) be capital-indexed and linked to an eligible inflation index; (ii) have at least one year remaining to maturity at the Index rebalancing date; (iii) have a fixed, step-up or zero notional coupon; and (iv) settle on or before the Index rebalancing date. The Index is calculated by Deutsche Bank using a modified "market capitalization" methodology. This design ensures that each constituent represented in a proportion consistent with its percentage with respect to the total market capitalization. Component securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements. As of September 30, 2009, there were approximately 132 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose


54                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






   distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are David Kobuszewski and James Mauro.

DAVID KOBUSZEWSKI is a Principal of SSgA FM and a Portfolio Manager in the Fixed Income Group. He joined the Adviser in 2004.

JAMES MAURO is a Principal of SSgA FM and a Senior Portfolio Manager in the Interest Rate Strategies Group. He joined the Adviser in 1993.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             55

      [SPDR LOGO]


                                                                             BWZ
SPDR(R) BARCLAYS CAPITAL SHORT TERM                                (NYSE Ticker)
INTERNATIONAL TREASURY BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital Short Term International Treasury Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term (1-3 year remaining maturity) fixed rate, investment grade debt issued by foreign governments of investment grade countries.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.35%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES*                             0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.35%
--------------------------------------------------------------------------------------------


* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                     YEAR 1                                           YEAR 3
------------------------------------------------------------------------------------------------
                      $36                                              $113
------------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (January 15, 2009) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital 1-3 Year Global Treasury ex-US Capped Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.



56                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes.

The Index is designed to measure the performance of fixed-rate local currency sovereign debt of investment-grade countries outside the United States that have remaining maturities of one to three years. The Index includes government bonds issued by investment-grade countries outside the United States, in local currencies, that have remaining maturities of one to three years and are rated investment grade (Baa3/BBB-/BBB- or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, Inc. and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Barclays Capital Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Hungary, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Africa, South Korea, Spain, Sweden, Taiwan, and United Kingdom. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Barclays Capital using a modified "market capitalization" methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements. The securities in the Index are updated monthly, on the last business day of each month. As of September 30, 2009, there were approximately 232 securities in the Index and the modified adjusted duration of securities in the Index was approximately 1.78 years.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling

PRECISE IN A WORLD THAT ISN'T. TM                                             57

      [SPDR LOGO]






   interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

MICHAEL BRUNELL, CFA, is a Principal of SSgA FM, and is a member of the Fixed Income Portfolio Management team since 2004. He joined the Adviser in 1997.

JOHN KIRBY is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ELYA SCHWARTZMAN is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.




58                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             59

      [SPDR LOGO]


                                                                             BWX
SPDR(R) BARCLAYS CAPITAL INTERNATIONAL                             (NYSE Ticker)
TREASURY BOND ETF

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital International Treasury Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment-grade countries outside the United States.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.50%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $51                $160                $280                $628
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital Global Treasury Ex-US Capped Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide


60                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]






shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes.

The Index is designed to track the fixed-rate local currency sovereign debt of investment-grade countries outside the United States. The Index includes government bonds issued by investment-grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade (Baa3/BBB-/BBB-or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, Inc. and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Barclays Capital Global Treasury ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. The Index is calculated by Barclays Capital using a modified "market capitalization" methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements. As of September 30, 2009, there were approximately 707 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   FOREIGN SECURITIES RISK: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on

PRECISE IN A WORLD THAT ISN'T. TM                                             61

      [SPDR LOGO]






   foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

   EMERGING MARKETS RISK: Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                               4.44
-----                                               ----





  Highest Quarterly Return: 9.44% (Q1 2008)
  Lowest Quarterly Return: -5.05% (Q3 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was 8.30%.



62                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (10/2/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      4.44%           6.58%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                      3.35%           5.51%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES              2.88%           4.98%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL GLOBAL TREASURY EX-US CAPPED INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                              5.86%           8.10%
-------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

MICHAEL BRUNELL is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ELYA SCHWARTZMAN is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             63

      [SPDR LOGO]


                                                                             JNK
SPDR(R) BARCLAYS CAPITAL HIGH YIELD BOND ETF                       (NYSE Ticker)

  INVESTMENT OBJECTIVE
  The SPDR Barclays Capital High Yield Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

--------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.40%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE (12b-1) FEES       0.00%
--------------------------------------------------------------------------------------------
OTHER EXPENSES                              0.00%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.40%
--------------------------------------------------------------------------------------------


EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------
     YEAR 1              YEAR 3              YEAR 5              YEAR 10
----------------------------------------------------------------------------
       $41                $128                $224                $505
----------------------------------------------------------------------------


PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital High Yield Very Liquid Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).



64                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





The Index is designed to measure the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above-average liquidity. High yield securities are generally rated below investment grade and are commonly referred to as "junk bonds." The Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's Investors Service, Inc. ("Moody's"), Fitch Inc. ("Fitch"), or Standard & Poor's, Inc. ("S&P"), respectively, and have $600 million or more of outstanding face value. Only the largest issue of each issuer with a maximum age of three years can be included in the Index. In addition, securities must be U.S. Securities and Exchange Commission ("SEC") registered or issued under Rule 144A of the Securities Act of 1933, as amended. Original issue zero coupon bonds, step-up coupons, and coupons that change according to a predetermined schedule are also included. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, private placements, bonds with equity-type features (e.g., warrants, convertibility), floating-rate issues, Eurobonds, defaulted bonds, payment in kind (PIK) securities and emerging market bonds. The Index is issuer capped and the securities in the Index are updated on the last business day of each month. As of September 30, 2009, there were approximately 116 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   HIGH YIELD SECURITIES RISK: Securities rated below investment grade, commonly referred to as "junk bonds," include bonds that are rated Ba1/BB+/BB+ or below by Moody's, Fitch, or S&P, respectively, and may involve greater risks than securities in higher rating categories. Such bonds are regarded as speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. When the Fund invests in "junk bonds," it may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.


PRECISE IN A WORLD THAT ISN'T. TM                                             65

      [SPDR LOGO]





   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund's performance for the most recent calendar year and by showing how the Fund's average annual returns for certain time periods compare with the average annual returns of the Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.spdrs.com.



  ANNUAL TOTAL RETURN (year ended 12/31)

ANNUAL TOTAL RETURN BAR CHART


2008*                                              -30.21
-----                                              ------





  Highest Quarterly Return: 1.37% (Q2 2008)
  Lowest Quarterly Return: -18.59% (Q4 2008)

  * As of September 30, 2009, the Fund's Calendar Year-To-Date return was
  42.11%.

AVERAGE ANNUAL TOTAL RETURNS (for periods ending 12/31/08)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares exceed the return before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund shares.

                                                                                         SINCE
                                                                                       INCEPTION
                                                                        ONE YEAR       (11/28/07)
-------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                     -30.21%         -27.82%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS                                     -32.82%         -30.46%
-------------------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             -19.26%         -24.67%
-------------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL HIGH YIELD VERY LIQUID INDEX
(do not reflect fees, expenses or taxes, which, if applied, would
reduce the Index's returns)                                             -28.36%         -24.25%
-------------------------------------------------------------------------------------------------------





66                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

MICHAEL BRUNELL is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

JOHN KIRBY is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

ELYA SCHWARTZMAN is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.


PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


PRECISE IN A WORLD THAT ISN'T. TM                                             67

      [SPDR LOGO]





ADDITIONAL STRATEGIES

GENERAL. The Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for each Fund, and in particular for Funds that employ a sampling strategy, the Adviser will utilize a sampling methodology. Sampling means that the Adviser uses quantitative analysis to select securities that represent a sample of securities in the relevant Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

Each Municipal Bond ETF has adopted a fundamental investment policy and certain of the other Funds, as described in the Statement of Additional Information ("SAI"), have adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. Except for the Municipal Bond ETFs, the Board may also change a Fund's investment objective without shareholder approval.

CERTAIN OTHER INVESTMENTS. Each Fund may invest in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act")); convertible securities; variable rate demand notes (VRDNs); commercial paper; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

TEMPORARY DEFENSIVE POSITIONS. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may invest beyond the normal limits in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

BORROWING MONEY. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

LENDING SECURITIES. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through their securities lending agent, State Street Bank and Trust Company ("Lending Agent"), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is as least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.



68                                             PRECISE IN A WORLD THAT ISN'T. TM

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ADDITIONAL RISK INFORMATION

The following section provides additional information regarding certain of the principal risks identified under "Risks of Investing In the Fund" in the Fund Summaries along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS
MARKET RISK: An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of fixed income securities could decline generally or could underperform other investments. Different types of fixed income securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

INTEREST RATE RISK: Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

ISSUER RISK: There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's securities.

CREDIT RISK: The Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer's ability to make such payments cause the price of the bond to decline. Additionally, with respect to the SPDR S&P VRDO Municipal Bond ETF, there is a risk that the Remarketing Agent will be unable to purchase the VRDO securities in which the Fund invests at their par value, pursuant to their bondholder put provision. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than Funds that invest in other debt obligations.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index. Furthermore, if a Fund's principal investment strategies involve investing in municipal securities or high yield securities, the Fund's portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.

REINVESTMENT RISK: The Fund's performance may be adversely impacted when interest rates fall because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature. This risk is typically greater with respect to short-term bond funds and lower for long-term bond funds.

CALL RISK: The Fund may invest in callable bonds, and such issuers may "call" or repay securities with higher coupon or interest rates before the security's maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

INCOME RISK: The Fund's income may decline due to falling interest rates. During a period of falling interest rates, income risk is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund's monthly income to fluctuate accordingly.

FOREIGN SECURITIES RISK (SPDR BARCLAYS CAPITAL INTERMEDIATE TERM CREDIT BOND ETF, SPDR BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF, SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF, SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF AND SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF ONLY): Foreign securities involve special risks and costs. Returns on

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investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

     FOREIGN SECURITIES. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of a Fund's debt securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

     CURRENCY RISK. Each Fund's net asset value is determined on the basis of U.S. dollars, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

     POLITICAL AND ECONOMIC RISK. Each Fund may invest in sovereign debt securities, which are generally riskier than debt securities issued by the U.S. government, its agencies and instrumentalities. As a result, the Funds are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause a Fund's investments in that country to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

     FOREIGN MARKET AND TRADING RISK. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

EMERGING MARKETS RISK (SPDR DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF, SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF AND SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF ONLY): Some foreign markets in which the Funds may invest are considered to be emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to the Funds' investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership


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exists could, along with other factors, result in the registration of a Fund's shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

MORTGAGE PASS-THROUGH SECURITIES RISK (SPDR BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF AND SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF ONLY): Transactions in mortgage pass through securities primarily occur through TBA Transactions, as described above. Default by or bankruptcy of a counterparty to a TBA Transaction would expose the Funds to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA Transaction. To minimize this risk, the Funds will enter into TBA Transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Funds may accept assignments of TBA Transactions from Authorized Participants (herein defined) from time to time. The Funds' use of "TBA rolls" may cause the Funds to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than typical ETFs. The Funds expect to enter into such contracts on a regular basis. A Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short term instruments, including shares of affiliated money market funds.

U.S. GOVERNMENT AGENCY SECURITIES RISK (SPDR BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF AND SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF ONLY): Treasury securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. The Funds may also invest in obligations issued by other entities such as FNMA and FHLMC, which are supported solely by the credit of the agency or instrumentality itself, and are neither guaranteed nor insured by the U.S. government. FHLMC and FNMA have each been placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency with a stated purpose to preserve and conserve each entity's assets and property, and to put each entity in a sound and solvent condition. No assurance can be given that these purposes will be met or that the U.S. government will provide adequate, or any, financial support to these and other agencies if needed. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund will be adversely impacted.

INVESTMENTS IN CALIFORNIA STATE MUNICIPAL SECURITIES (SPDR BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF ONLY): Recent economic events in California have caused deterioration in the State's economic base and have led to a severe financial crisis. As a result, California is currently suffering in an economic recession that has had a profound, negative impact on state and local government revenues and caused severe cash shortage due to recent market conditions. The California economy faces falling home prices, worsening credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs. Despite the approval of a budget package to close a $40 billion budget gap in February 2009, a budget deficit of $26 billion for the fiscal year 2009-2010 has been projected. All three major credit rating agencies lowered their ratings on California bonds in 2009 and continue to monitor the State's economic situation with the possibility of further downgrades. California's current economic problems increase the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities.

ADDITIONAL RISKS
TRADING ISSUES. Although the shares of the Funds ("Shares") are listed for trading on NYSE Arca, Inc. (the "Exchange") and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.


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FLUCTUATION OF NET ASSET VALUE. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

COSTS OF BUYING OR SELLING SHARES. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

LENDING OF SECURITIES. Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower's default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

CONCENTRATION. A Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Fund's underlying index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

MONEY MARKET FUND INVESTMENTS. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

DERIVATIVES. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

CONTINUOUS OFFERING. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may occur.



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Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

MANAGEMENT

ADVISER. SSgA Funds Management, Inc. serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of August 31, 2009, the Adviser managed approximately $159 billion in assets and SSgA managed approximately $1.7 trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

For the services provided to each Fund under the Investment Advisory Agreement, for the fiscal year ended June 30, 2009, each Fund paid the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR Barclays Capital 1-3 Month T-
  Bill ETF...........................  0.1345%
SPDR Barclays Capital TIPS ETF.......  0.1845%
SPDR Barclays Capital Intermediate
  Term Treasury ETF..................  0.1345%
SPDR Barclays Capital Long Term
  Treasury ETF.......................  0.1345%
SPDR Barclays Capital Intermediate
  Term Credit Bond ETF...............  0.1500%
SPDR Barclays Capital Long Term
  Credit Bond ETF....................  0.1500%
SPDR Barclays Capital Convertible
  Bond ETF...........................  0.4000%
SPDR Barclays Capital Mortgage Backed
  Bond ETF...........................  0.2000%
SPDR Barclays Capital Aggregate Bond
  ETF................................  0.1845%(1)
SPDR Barclays Capital Municipal Bond
  ETF................................  0.3000%(1)
SPDR Barclays Capital California
  Municipal Bond ETF.................  0.2000%
SPDR Barclays Capital New York
  Municipal Bond ETF.................  0.2000%
SPDR Barclays Capital Short Term
  Municipal Bond ETF.................  0.2000%
SPDR S&P VRDO Municipal Bond ETF*()..  0.2000%
SPDR DB International Government
  Inflation-Protected Bond ETF.......  0.5000%
SPDR Barclays Capital Short Term
  International Treasury Bond ETF....  0.3500%
SPDR Barclays Capital International
  Treasury Bond ETF..................  0.5000%
SPDR Barclays Capital High Yield Bond
  ETF................................  0.4000%


From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the

----------
() (1) The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until October 31, 2010, so that the Net Annual Fund Operating Expenses of the SPDR Barclays Capital Aggregate Bond ETF and SPDR Barclays Capital Municipal Bond ETF are limited to 0.1345% and 0.2000%, respectively, of the applicable Fund's average daily net assets. The Adviser may continue each waiver from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2010, either or both waivers may be cancelled or modified at any time.
  *  Fund had not commenced operation as of June 30, 2009.

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Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

A discussion regarding the Board's consideration of the Investment Advisory Agreements is provided in the Trust's Semi-Annual Report to Shareholders for the period ended December 31, 2008 and, with respect to any Fund that commenced operations after December 31, 2008, in the Annual Report to Shareholders for the fiscal year ended June 30, 2009.

PORTFOLIO MANAGERS. The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

The professionals primarily responsible for the day-to-day management of each Fund are:

PORTFOLIO MANAGERS                    FUND
------------------                    ----
Todd Bean, Steve Meier     SPDR Barclays Capital 1-3
and Jeff St. Peters          Month T-Bill ETF

David Kobuszewski and      SPDR Barclays Capital
James Mauro                  TIPS ETF
                           SPDR DB International
                             Government Inflation-
                             Protected Bond ETF

Michael Brunell, John      SPDR Barclays Capital
Kirby and Elya               Intermediate Term
Schwartzman                  Treasury ETF
                           SPDR Barclays Capital
                             Long Term Treasury ETF
                           SPDR Barclays Capital
                             Aggregate Bond ETF
                           SPDR Barclays Capital
                             Short Term
                             International Treasury
                             Bond ETF
                           SPDR Barclays Capital
                             International Treasury
                             Bond ETF
                           SPDR Barclays Capital
                             High Yield Bond ETF

Matthew Pappas and         Municipal Bond ETFs
Timothy Ryan

John Kirby and             SPDR Barclays Capital
Allen Kwong                  Intermediate Term
                             Credit Bond ETF
                           SPDR Barclays Capital
                             Long Term Credit Bond
                             ETF

Michael Brunell and Elya   SPDR Barclays Capital
Schwartzman                  Convertible Bond ETF

Allen Kwong and            SPDR Barclays Capital
Karen Tsang                  Mortgage Backed Bond
                             ETF


TODD BEAN. Todd Bean, CFA, is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio Manager in the firm's U.S. Cash Management Group. He began his career at State Street Corporation in 1999, joining the firm as an analyst in the firm's custody and settlements area. Following a period on the money markets operations staff, Mr. Bean joined the Cash Management Group in 2004. He received a Bachelor's degree in Economics and Government from St. Lawrence University and an MS in Finance from Northeastern University. He has earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

STEVE MEIER. Steve Meier, CFA, FRM, is an Executive Vice President of SSgA, a Principal of SSgA FM and is the Global Cash CIO. Mr. Meier is an Executive Vice President of State Street Global Advisors and is the Global Cash CIO. Mr. Meier, who joined SSgA in 2003, has more than 25 years of experience in the global cash and fixed income markets. Previously, he headed the firm's North American Cash and Securities Lending Cash Collateral portfolio management activities. Prior to joining SSgA, Mr. Meier was a Senior Managing Director in State Street's Global Markets group responsible for developing its global fixed income business. He also served as Chief Operating Officer of State Street's electronic bond trading subsidiary, Advanced Auctions LLC, and was a member of its European subsidiary's Board of Directors. He received extensive capital markets experience and held senior positions in trading and investment banking in New York and London while working for Merrill Lynch and Credit Suisse First Boston for nearly 12 years. He also served on TradeWeb LLC's Executive Board while head of CSFB's global electronic trading unit. In addition, he was a senior global bond Portfolio Manager with Oppenheimer Capital and member of its Fixed Income Strategy Group. Mr. Meier is a member of SSgA's Executive Management Group


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(EMG), Senior Management Group (SMG) and Investment Committee. He has earned the
Chartered Financial Analyst designation, is a certified Financial Risk Manager
(FRM), a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR) and the Global Association of Risk Professionals (GARP). He holds a BBA from Hofstra University, an MBA from
Indiana University's Graduate School of Business and an Advanced Certificate of Investment Management from the London Business School.

JEFF ST. PETERS. Jeff St. Peters is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He is responsible for managing several securities lending, enhanced cash, offshore, and SSgA's registered money market portfolios for both retail and institutional clients. In addition, Mr. St. Peters manages a team of portfolio managers that focus on traditional money market funds, both taxable and tax exempt. He has been managing short duration cash and securities lending portfolios at SSgA for over 8 years. Prior to joining SSgA, Mr. St. Peters was employed nearly 9 years with Fidelity Investments, the latter years within the Fidelity Management and Research Company, where he worked as a trader within the Money Market area of the Fixed Income division. In addition, he held several positions within Fidelity's Investment Technology area, where he assisted in designing and implementing an internal proprietary trading system. Mr. St. Peters has over 17 years of investment experience. He holds a BS in Finance from Bentley College.

DAVID KOBUSZEWSKI. David Kobuszewski is a Principal of State Street Global Advisors and a Portfolio Manager in the Interest Rate Strategies Group. He is primarily responsible for the management of active government strategies. He began his career as a research assistant at the Board of Governors of the Federal Reserve System. Mr. Kobuszewski holds a BA degree in Economics and a BS degree in Business Administration from Boston University and an MBA degree from Yale University. He has earned the Chartered Financial Analyst designation.

JAMES MAURO. James Mauro is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio Manager in the Interest Rate Strategies Group. His primary responsibilities include management of all government, inflation linked and derivative strategies. Other responsibilities include hedging and managing risk across all asset classes through futures and option overlays. Mr. Mauro joined State Street Corporation in 1993. Previously, Mr. Mauro worked as a portfolio manager on the passive team where he co-managed several Bond Index portfolios. Prior to joining the bond team, Mr. Mauro worked as a portfolio manager on the short-term desk where he managed various Money Market Mutual funds and Enhanced Cash funds. He holds a BS in Business Administration with a concentration in Finance from St. Michael's College and an MBA from Boston University.

MICHAEL BRUNELL. Michael Brunell, CFA, is a Principal of SSgA, a Principal of SSgA FM, and is a member of the Fixed Income Portfolio Management team since 2004. In his current role as part of the Beta solutions group, he is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETFs which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the U.S. Bond Operations team, which he had been a member of since 1997. Mr. Brunell started his career in the investment management field when he joined the Mutual Fund Custody division of State Street in 1993. In this role he focused on the accounting and the valuation of various domestic and international equity and bond portfolios. Mr. Brunell received a BS degree in Business Administration from Saint Michael's College and an MSF from Boston College. Additionally he is a member of the CFA Institute and the Boston Securities Analyst Society.

JOHN KIRBY. John Kirby is a Vice President of SSgA, a Principal of SSgA FM, and head of the firm's Fixed Income Index team. He has managed the group since 1999 and portfolios within the group since 1997. In addition to portfolio management, Mr. Kirby's responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has more than 15 years of experience in the fixed income markets. Mr. Kirby holds a Bachelor's degree from Boston College and an MBA from the Sawyer School of Management at Suffolk University. He served as a member of a municipal retirement board for ten years and currently serves on the SSgA Fiduciary Advisory Committee and is a member of the Barclays Capital Index Advisory Council.

ELYA SCHWARTZMAN. Elya Schwartzman is a Vice President of SSgA, a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. Previously, Mr. Schwartzman spent ten years as an analyst and portfolio manager in the Active Credit group, covering a broad group of industry sectors in both investment grade and speculative grade

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markets. He has been working in the Fixed Income field since 1996. Prior to joining SSgA in 1999, Mr. Schwartzman was a high yield analyst and helped to launch the high yield department at Baring Asset Management. At Baring, he was responsible for evaluating the firm's overall high yield strategy as well as analyzing companies. Mr. Schwartzman also spent four years at DRI/McGraw-Hill as a research economist, where he ran econometric models and authored articles covering the U.S. economy and the U.S. steel industry. Mr. Schwartzman holds a Bachelor's degree in Economics from Trinity College (CT) and an MBA from the Sloan School of Management at MIT, specializing in Quantitative Finance.

MATTHEW D. PAPPAS. Matthew Pappas is a Principal of SSgA, a Principal of SSgA FM, and a Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group, which includes Corporate Liquidity and Stable Value asset management. Mr. Pappas manages various investment grade strategies to meet client specific objectives. Prior to his current role, Mr. Pappas was a research analyst in the Credit Research group supporting the Securities Lending and Cash desk. This role included both quantitative and qualitative credit analysis on corporate and short-term structured products. Mr. Pappas originally joined SSgA as an Investment Operations associate before transitioning to the Research group in 2002. Mr. Pappas has been a member of the Fixed Income area since joining SSgA in 1999. Mr. Pappas earned his Bachelor's degree in Accounting from the University of Massachusetts, Dartmouth. He also has his MBA with a concentration in Finance from Bryant College.

TIMOTHY RYAN. Timothy Ryan, CFA, is a Vice President of SSgA and a Principal of SSgA FM. He joined State Street in 2003 and is the Unit Head for the Municipal Bond Group. He is the lead portfolio manager for the nuclear decommissioning trusts and insurance portfolios. Mr. Ryan's responsibilities also include cross over analysis and setting portfolio strategy to maximize after tax return on the Barclays Capital Aggregate benchmarked portfolios. Prior to joining SSgA, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formerly Scudder Insurance Asset Management. Mr. Ryan has a BS from University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.

ALLEN KWONG. Allen Kwong is a Principal of SSgA, a Principal of SSgA FM, and Portfolio Manager in the Passive Fixed Income Portfolio Management Group. He joined SSgA in 1997 and is responsible for developing and managing portfolios against a variety of fixed income indices. He has been in this role since 2004. Previously, Mr. Kwong worked in the Fixed Income Operations group supporting the index team. Mr. Kwong holds an MBA degree from the Carroll School of Management at Boston College and dual BS degrees in Economics and Strategic Management from Boston College. Mr. Kwong is currently a Level I Candidate for the Chartered Financial Analyst designation.

KAREN TSANG. Karen Tsang is a Principal of SSgA, Principal of SSgA FM and a Portfolio Manager in the Passive Fixed Income Portfolio Management Group where she is primarily responsible for managing Mortgage Backed Securities and US Treasury Index Funds. Prior to her current role, she worked as a Senior Operations Associate covering all Mortgage, Asset-Backed, and Commercial Mortgage-Backed portfolios. Before joining SSgA in 1998, she worked as a Senior Fund Accountant in the Mutual Funds Division of State Street Corporation on domestic and international bonds and equity funds. Ms. Tsang holds a Bachelors degree with a dual concentration in Finance and Marketing from the Boston University School of Management.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street Bank"), part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

LENDING AGENT. State Street Bank is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

DISTRIBUTOR. State Street Global Markets, LLC (the "Distributor"), part of State Street Corporation, is the distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.



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INDEX/TRADEMARK LICENSES/DISCLAIMERS

BARCLAYS CAPITAL INDEXES. The Adviser ("Licensee") acknowledges and expressly agrees that the Barclays Capital ETFs ("Products" or "ETF") are not sponsored, endorsed, sold or promoted by Barclays Capital ("Licensor"), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the trading of any ETF based thereon or for any other purpose. Licensor's only relationship to the Licensee with respect to the Products is the licensing of certain trademarks and trade names of Licensor and the Licensor Indices that are determined, composed and calculated by Licensor without regard to Licensee or the Products. Licensor has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Licensor Indices. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Products. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Products.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON'S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEXES.

BARCLAYS CAPITAL INFLATION-LINKED BOND INDEX DISCLAIMER. (C)Barclays Bank 2004. All rights reserved. The SPDR Barclays Capital TIPS ETF ("Fund") is not sponsored, endorsed, sold or promoted by Barclays Capital, the investment banking division of Barclays Bank PLC ("Barclays Capital"). Barclays Capital or one of its affiliated entities may act as an Authorized Participant for the Fund and/or as an initial purchaser of shares of the Fund. Barclays Capital does not make any representation regarding the advisability of investing in the Fund or the advisability of investing in securities generally. The Index is determined, composed and calculated by Barclays Capital without regard to the Licensee or the Fund. Barclays Capital has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Barclays Capital has no obligation or liability in connection with administration, marketing or trading of the Fund.

BARCLAYS CAPITAL SHALL HAVE NO LIABILITY TO LICENSEE OR TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES, RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.


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None of the information supplied by Barclays Capital and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital. Barclays Bank PLC is registered in England No. 1026167. Registered office: 1 Churchill Place London E14 5HP.

S&P INDEX LICENSE. S&P National AMT-Free Municipal VRDO Index, "S&P(R)", "Standard & Poor's(R)", are trademarks of The McGraw-Hill Companies, Inc. ("McGraw-Hill").

SPDR S&P VRDO Municipal Bond ETF is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. SSgA Fund Management, Inc, and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of McGraw-Hill.

The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of the Fund's Shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Fund particularly or the ability of the S&P National AMT-Free Municipal VRDO Index to track bond performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P National AMT-Free Municipal VRDO Index which is determined, comprised and calculated by S&P without regard to the Fund or its shareholders. S&P has no obligation to take the needs of the Fund or their shareholders into consideration in determining, comprising or calculating the S&P National AMT-Free Municipal VRDO Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund's Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P NATIONAL AMT-FREE MUNICIPAL VRDO INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P NATIONAL AMT-FREE MUNICIPAL VRDO INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P NATIONAL AMT-FREE MUNICIPAL VRDO INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DEUTSCHE BANK INDEX. The SPDR DB International Government Inflation-Protected Bond ETF (the "Product") is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG. The DB Global Government ex-US Inflation-Linked Bond Capped Index (the "DB Index") is the exclusive property of Deutsche Bank AG. "Deutsche Bank" and "Deutsche Bank Securities Inc." are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by SSgA, a division of State Street, parent of the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index makes any representation or warranty, express or implied, concerning the DB Index, the Product or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation to take the needs of SSgA, the sponsor of the Product, or its clients into consideration in determining, composing or calculating the DB Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Product. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation or liability in connection with the administration, marketing or trading of the Product.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY


78                                             PRECISE IN A WORLD THAT ISN'T. TM

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FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG,
ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SSGA FROM THE USE OF THE DB INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN,OR RELATED TO, MAKING OR COMPILING THE DB INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OFANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND SSGA.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank's permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank. "Deutsche Bank" and "DB Global Government ex-US Inflation-Linked Bond Capped Index" are reprinted with permission. (C)Copyright 2009 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and "Deutsche Bank Securities Inc." are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by SSgA. The Product is not sponsored, endorsed, sold or promoted by Deutsche Bank AG. Deutsche Bank AG, as Index Provider, makes no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Deutsche Bank AG is licensing certain trademarks, the underlying Index and trade names which are composed by Deutsche Bank AG without regard to Index, this product or any investor.

SPDR TRADEMARK. The "SPDR" trademark is used under license from McGraw-Hill. No financial product offered by the Trust, or its affiliates is sponsored, endorsed, sold or promoted by McGraw-Hill. McGraw-Hill makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. McGraw-Hill is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. McGraw-Hill has no obligation or liability in connection with the administration, marketing or trading of financial products.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL PURCHASE AND SALE INFORMATION

The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of a Fund's Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund's Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares


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can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long. Information showing the number of days the market price of a Fund's Shares was greater than the Fund's net asset value and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

OTHER CONSIDERATIONS

DISTRIBUTION AND SERVICE PLAN. Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund's average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made through at least October 31, 2010. Additionally, the implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of each Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns interest from debt securities and, if participating, securities lending income. In addition, the SPDR Barclays Capital Convertible Bond ETF may earn income from Preferred Securities. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, are generally distributed to shareholders monthly, but may vary significantly from month to month. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code (the "Code").

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.



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ADDITIONAL TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

-  Each Fund makes distributions;

-  You sell Shares listed on the Exchange; and

-  You create or redeem Creation Units.

TAXES ON DISTRIBUTIONS (ALL FUNDS, EXCEPT THE MUNICIPAL BOND
ETFs). Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

TAXES ON DISTRIBUTIONS (MUNICIPAL BOND ETFs). Dividends paid by a Municipal Bond ETF that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond ETF intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax. Dividends paid by a Municipal Bond ETF will be exempt from federal income tax (thought not necessarily exempt from state and local taxation) to the extent of such Fund's tax-exempt interest income as long as 50% or more of the value of such Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as such Fund designated such dividends as exempt-interest dividends. Each Municipal Bond ETF, however, is able to invest up to 20% of its net assets in taxable securities, the income from which is subject to regular federal income tax.

There is, however, no limit on the types of municipal securities that a Municipal Bond ETF can purchase. Accordingly, because a Municipal Bond ETF may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," a Municipal Bond ETF may not be an appropriate investment for shareholders who are considered either a "substantial user" or "related person" within the meaning of the Code. In addition, interest on certain municipal securities that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. Each Municipal Bond ETF will annually supply shareholders with a report indicating the percentage of its income attributable to municipal securities required to be included in calculating the federal alternative minimum tax. In addition, interest on all municipal securities, and therefore all distributions by the Municipal Bond ETFs that would otherwise be tax exempt, is required to be included in calculating a corporation's adjusted current earnings for purposes of the alternative minimum tax calculation applicable to corporations. For additional information, investors should consult their tax advisors before investing in a Fund.

Depending on a shareholder's state of residence, exempt interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of a state other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

ALL FUNDS. Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to

PRECISE IN A WORLD THAT ISN'T. TM                                             81

      [SPDR LOGO]






individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. The Municipal Bond ETFs' taxable dividends, if any, are not expected to be made up of qualified dividend income or to qualify for a dividends received deduction if you are a corporate shareholder. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Although the Municipal Bond ETFs do not seek to realize taxable income or capital gains, such Funds may realize and distribute taxable income or capital gains from time to time as a result of the Funds' normal investment activities.

The extent to which a Fund redeems Creation Units in cash may result in more capital gains being recognized by a Fund as compared to exchange traded funds that redeem Creation Units in-kind.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividend income. Consult your financial intermediary or tax advisor.

Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor about how an investment in a Fund may affect the taxation of your benefits.

Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

ORIGINAL ISSUE DISCOUNT. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in a Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year.

MARKET DISCOUNT (FOR SECURITIES OTHER THAN MUNICIPAL SECURITIES). Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be


82                                             PRECISE IN A WORLD THAT ISN'T. TM

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      [SPDR LOGO]






treated as ordinary income rather than capital gain to the extent of the accrued market discount.

MARKET DISCOUNT (MUNICIPAL SECURITIES). If a Fund purchases a municipal security at a market discount, any gain realized by the Fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

FOREIGN CURRENCY TRANSACTIONS. A Fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, a Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by a Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

NON-U.S. INVESTORS. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

TAXES ON EXCHANGE-LISTED SHARE SALES. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares

PRECISE IN A WORLD THAT ISN'T. TM                                             83

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have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand each Fund's financial performance for the period since each Fund's inception. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with each Fund's financial highlights and financial statements, is included in the 2009 Annual Report to shareholders of each of the Funds, which is available upon request. Funds that do not have information set forth below had not commenced operations as of June 30, 2009.



84                                             PRECISE IN A WORLD THAT ISN'T. TM

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                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period


                                                        SPDR BARCLAYS
                                                      CAPITAL 1-3 MONTH                        SPDR BARCLAYS
                                                         T-BILL ETF                          CAPITAL TIPS ETF
                                            ------------------------------------   ------------------------------------
                                                                        FOR THE                                FOR THE
                                              FOR THE      FOR THE      PERIOD       FOR THE      FOR THE      PERIOD
                                            YEAR ENDED   YEAR ENDED    5/25/07*-   YEAR ENDED   YEAR ENDED    5/25/07*-
                                              6/30/09      6/30/08      6/30/07      6/30/09      6/30/08      6/30/07
                                            ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD......   $  45.88     $  45.96      $ 45.74     $  52.00      $ 47.88      $ 48.01
                                             --------     --------      -------     --------      -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............       0.23(6)      1.32         0.20         0.54(6)      2.86         0.41
Net realized and unrealized gain (loss)
  (1).....................................       0.11         0.03         0.02        (1.19)        4.24        (0.57)
                                             --------     --------      -------     --------      -------      -------
Total from investment operations..........       0.34         1.35         0.22        (0.65)        7.10        (0.16)
                                             --------     --------      -------     --------      -------      -------
Net equalization credits and charges (6)..       0.02         0.09           --         0.07        (0.12)        0.03
                                             --------     --------      -------     --------      -------      -------
Other capital (6).........................         --           --           --         0.00(5)        --           --
                                             --------     --------      -------     --------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................      (0.37)       (1.52)          --        (1.68)       (2.86)          --
Net realized gains........................      (0.01)          --           --           --           --           --
                                             --------     --------      -------     --------      -------      -------
Total distributions.......................      (0.38)       (1.52)          --        (1.68)       (2.86)          --
                                             --------     --------      -------     --------      -------      -------
NET ASSET VALUE, END OF PERIOD............   $  45.86     $  45.88      $ 45.96     $  49.74      $ 52.00      $ 47.88
                                             ========     ========      =======     ========      =======      =======
TOTAL RETURN (2)..........................       0.79%        3.18%        0.48%       (1.11)%      14.96%       (0.27)%
Net assets, end of period (in 000's)......   $985,943     $284,435      $36,766     $288,501      $93,602      $57,457
Ratio of expenses to average net assets...       0.14%        0.14%        0.14%(3)     0.19%        0.19%        0.19%(3)
Ratio of net investment income (loss) to
  average net assets......................       0.49%        2.72%        4.49%(3)     1.11%        6.49%       10.23%(3)
Portfolio turnover rate (4)...............        692%         583%           2%          21%          16%           0%



                                                        SPDR BARCLAYS                          SPDR BARCLAYS
                                                    CAPITAL INTERMEDIATE                     CAPITAL LONG TERM
                                                      TERM TREASURY ETF                        TREASURY ETF
                                            ------------------------------------   ------------------------------------
                                                                        FOR THE                                FOR THE
                                              FOR THE      FOR THE      PERIOD       FOR THE      FOR THE      PERIOD
                                            YEAR ENDED   YEAR ENDED    5/23/07*-   YEAR ENDED   YEAR ENDED    5/23/07*-
                                              6/30/09      6/30/08      6/30/07      6/30/09      6/30/08      6/30/07
                                            ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD......   $  55.32      $ 52.56      $ 52.57      $ 53.39      $ 49.67      $50.12
                                             --------      -------      -------      -------      -------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............       1.43(6)      2.06         0.22         2.36(6)      2.47        0.22
Net realized and unrealized gain (loss)
  (1).....................................       1.92         2.81        (0.23)        1.64         3.72       (0.67)
                                             --------      -------      -------      -------      -------      ------
Total from investment operations..........       3.35         4.87        (0.01)        4.00         6.19       (0.45)
                                             --------      -------      -------      -------      -------      ------
Net equalization credits and charges (6)..       0.06         0.17           --         0.01        (0.01)         --
                                             --------      -------      -------      -------      -------      ------
Other capital (6).........................         --           --           --           --           --          --
                                             --------      -------      -------      -------      -------      ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................      (1.51)       (2.24)          --        (2.40)       (2.45)         --
Net realized gains........................         --        (0.04)          --           --        (0.01)         --
                                             --------      -------      -------      -------      -------      ------
Total distributions.......................      (1.51)       (2.28)          --        (2.40)       (2.46)         --
                                             --------      -------      -------      -------      -------      ------
NET ASSET VALUE, END OF PERIOD............   $  57.22      $ 55.32      $ 52.56      $ 55.00      $ 53.39      $49.67
                                             ========      =======      =======      =======      =======      ======
TOTAL RETURN (2)..........................       6.20%        9.73%       (0.02)%       7.51%       12.62%      (0.90)%
Net assets, end of period (in 000's)......   $143,070      $44,261      $10,513      $16,499      $10,678      $9,934
Ratio of expenses to average net assets...       0.14%        0.14%        0.14%(3)     0.14%        0.14%       0.14%(3)
Ratio of net investment income (loss) to
  average net assets......................       2.50%        3.51%        4.13%(3)     4.14%        4.58%       4.29%(3)
Portfolio turnover rate (4)...............         49%          36%           7%          17%          11%          4%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                             85

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                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                               SPDR          SPDR                      SPDR
                                                             BARCLAYS      BARCLAYS       SPDR       BARCLAYS
                                                             CAPITAL       CAPITAL      BARCLAYS      CAPITAL
                                                           INTERMEDIATE   LONG TERM      CAPITAL     MORTGAGE
                                                           TERM CREDIT   CREDIT BOND   CONVERTIBLE    BACKED
                                                             BOND ETF        ETF        BOND ETF     BOND ETF
                                                          -------------  -----------  ------------  ----------
                                                             FOR THE       FOR THE       FOR THE      FOR THE
                                                              PERIOD        PERIOD       PERIOD       PERIOD
                                                            2/10/09*-     3/10/09*-     4/14/09*-    1/15/09*-
                                                             6/30/09       6/30/09       6/30/09      6/30/09
                                                          -------------  -----------  ------------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $ 30.00        $30.00       $ 30.00      $26.05
                                                             -------        ------       -------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................        0.59(6)       0.65(6)       0.35(6)     0.25(6)
Net realized and unrealized gain (loss) (1).............        0.20          3.13          1.42        0.14
                                                             -------        ------       -------      ------
Total from investment operations........................        0.79          3.78          1.77        0.39
                                                             -------        ------       -------      ------
Net equalization credits and charges (6)................        0.05            --          0.05          --
                                                             -------        ------       -------      ------
Other capital (6).......................................          --            --          0.05          --
                                                             -------        ------       -------      ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................       (0.45)        (0.47)        (0.22)      (0.18)
Net realized gains......................................          --            --            --          --
                                                             -------        ------       -------      ------
Total distributions.....................................       (0.45)        (0.47)        (0.22)      (0.18)
                                                             -------        ------       -------      ------
NET ASSET VALUE, END OF PERIOD..........................     $ 30.39        $33.31       $ 31.65      $26.26
                                                             =======        ======       =======      ======
TOTAL RETURN (2)........................................        2.86%        12.70%         6.24%       1.51%
Net assets, end of period (in 000's)....................     $27,349        $6,661       $44,307      $5,252
Ratio of expenses to average net assets.................        0.15%(3)      0.15%(3)      0.40%(3)    0.20%(3)
Ratio of expenses to average net assets before waivers..
Ratio of net investment income (loss) to average net
  assets................................................        5.22%(3)      6.82%(3)      5.33%(3)    2.14%(3)
Portfolio turnover rate (4).............................           4%           27%            9%        619%



                                                                 SPDR BARCLAYS                  SPDR BARCLAYS
                                                               CAPITAL AGGREGATE              CAPITAL MUNICIPAL
                                                                   BOND ETF                       BOND ETF
                                                     ------------------------------------  ----------------------
                                                                                FOR THE                  FOR THE
                                                       FOR THE     FOR THE      PERIOD       FOR THE     PERIOD
                                                     YEAR ENDED  YEAR ENDED    5/23/07*-   YEAR ENDED   9/11/07*-
                                                       6/30/09     6/30/08      6/30/07      6/30/09     6/30/08
                                                     ----------  ----------  ------------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD...............   $  53.13    $  52.09      $ 52.36     $  21.73    $  22.16
                                                      --------    --------      -------     --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).......................       2.13(6)     2.44         0.24         0.86(6)     0.64
Net realized and unrealized gain (loss) (1)........       1.41        0.91        (0.51)        0.18       (0.53)
                                                      --------    --------      -------     --------    --------
Total from investment operations...................       3.54        3.35        (0.27)        1.04        0.11
                                                      --------    --------      -------     --------    --------
Net equalization credits and charges (6)...........       0.03        0.31           --         0.03        0.05
                                                      --------    --------      -------     --------    --------
Other capital (6)..................................       0.01          --           --         0.00(5)     0.00(5)
                                                      --------    --------      -------     --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................      (2.18)      (2.62)          --        (0.85)      (0.59)
Net realized gains.................................      (0.06)         --           --           --          --
                                                      --------    --------      -------     --------    --------
Total distributions................................      (2.24)      (2.62)          --        (0.85)      (0.59)
                                                      --------    --------      -------     --------    --------
NET ASSET VALUE, END OF PERIOD.....................   $  54.47    $  53.13      $ 52.09     $  21.95    $  21.73
                                                      ========    ========      =======     ========    ========
TOTAL RETURN (2)...................................       6.90%       7.13%       (0.52)%       5.07%       0.73%
Net assets, end of period (in 000's)...............   $196,090    $116,880      $10,419     $583,859    $256,404
Ratio of expenses to average net assets............       0.13%       0.13%        0.13%(3)     0.20%       0.20%(3)
Ratio of expenses to average net assets before
  waivers..........................................       0.19%       0.19%        0.19%(3)     0.30%       0.30%(3)
Ratio of net investment income (loss) to average
  net assets.......................................       3.98%       4.13%        4.42%(3)     3.96%       3.79%(3)
Portfolio turnover rate (4)........................        475%        151%          17%           3%          0%




See accompanying notes to financial highlights at the end of this section.


86                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                                 SPDR BARCLAYS            SPDR BARCLAYS
                                                               CAPITAL CALIFORNIA        CAPITAL NEW YORK
                                                               MUNICIPAL BOND ETF       MUNICIPAL BOND ETF
                                                            -----------------------  -----------------------
                                                                          FOR THE                  FOR THE
                                                              FOR THE      PERIOD      FOR THE      PERIOD
                                                            YEAR ENDED   10/10/07*-  YEAR ENDED   10/11/07*-
                                                              6/30/09     6/30/08      6/30/09     6/30/08
                                                            ----------  -----------  ----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD......................    $ 21.74     $ 22.18      $ 21.64     $ 21.96
                                                              -------     -------      -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............................       0.92(6)     0.62         0.87(6)     0.63
Net realized and unrealized gain (loss) (1)...............      (0.52)      (0.52)       (0.16)      (0.39)
                                                              -------     -------      -------     -------
Total from investment operations..........................       0.40        0.10         0.71        0.24
                                                              -------     -------      -------     -------
Net equalization credits and charges (6)..................       0.02        0.02         0.01          --
                                                              -------     -------      -------     -------
Other capital (6).........................................       0.00(5)     0.00(5)      0.00(5)       --
                                                              -------     -------      -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................      (0.91)      (0.56)       (0.87)      (0.56)
Net realized gains........................................         --          --           --          --
                                                              -------     -------      -------     -------
Total distributions.......................................      (0.91)      (0.56)       (0.87)      (0.56)
                                                              -------     -------      -------     -------
NET ASSET VALUE, END OF PERIOD............................    $ 21.25     $ 21.74      $ 21.49     $ 21.64
                                                              =======     =======      =======     =======
TOTAL RETURN (2)..........................................       2.02%       0.54%        3.49%       1.08%
Net assets, end of period (in 000's)......................    $40,376     $17,392      $15,046     $12,986
Ratio of expenses to average net assets...................       0.20%       0.20%(3)     0.20%       0.20%(3)
Ratio of net investment income (loss) to average net
  assets..................................................       4.33%       4.04%(3)     4.11%       4.02%(3)
Portfolio turnover rate (4)...............................         24%         17%          33%         32%



                                                                                              SPDR DB
                                                                                           INTERNATIONAL
                                                                  SPDR BARCLAYS             GOVERNMENT
                                                                CAPITAL SHORT TERM      INFLATION-PROTECTED
                                                                MUNICIPAL BOND ETF           BOND ETF
                                                             -----------------------  ----------------------
                                                                           FOR THE                  FOR THE
                                                               FOR THE      PERIOD      FOR THE     PERIOD
                                                             YEAR ENDED   10/10/07*-  YEAR ENDED   3/13/08*-
                                                               6/30/09     6/30/08      6/30/09     6/30/08
                                                             ----------  -----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.......................   $  22.82     $  22.53    $  60.71    $  61.85
                                                              --------     --------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............................       0.55(6)      0.45        2.08(6)     0.73
Net realized and unrealized gain (loss) (1)................       0.83         0.19       (9.07)      (1.35)
                                                              --------     --------    --------    --------
Total from investment operations...........................       1.38         0.64       (6.99)      (0.62)
                                                              --------     --------    --------    --------
Net equalization credits and charges (6)...................       0.03         0.06        0.03        0.10
                                                              --------     --------    --------    --------
Other capital (6)..........................................       0.01         0.01        0.07        0.05
                                                              --------     --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................      (0.57)       (0.42)      (0.04)      (0.67)
Net realized gains.........................................         --           --       (1.88)         --
                                                              --------     --------    --------    --------
Total distributions........................................      (0.57)       (0.42)      (1.92)      (0.67)
                                                              --------     --------    --------    --------
NET ASSET VALUE, END OF PERIOD.............................   $  23.67     $  22.82    $  51.90    $  60.71
                                                              ========     ========    ========    ========
TOTAL RETURN (2)...........................................       6.29%        3.16%     (11.34)%     (0.73)%
Net assets, end of period (in 000's).......................   $501,788     $123,225    $394,482    $206,414
Ratio of expenses to average net assets....................       0.20%        0.20%(3)    0.50%       0.50%(3)
Ratio of net investment income (loss) to average net
  assets...................................................       2.35%        2.66%(3)    4.20%       6.89%(3)
Portfolio turnover rate (4)................................          4%           2%         50%          2%




See accompanying notes to financial highlights at the end of this section.

PRECISE IN A WORLD THAT ISN'T. TM                                             87

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)

          Selected data for a share outstanding throughout each period

                                                   SPDR
                                             BARCLAYS CAPITAL
                                                SHORT TERM                 SPDR
                                               INTERNATIONAL         BARCLAYS CAPITAL             SPDR BARCLAYS
                                                 TREASURY             INTERNATIONAL                CAPITAL HIGH
                                                 BOND ETF           TREASURY BOND ETF             YIELD BOND ETF
                                             ----------------   -------------------------   -------------------------
                                                  FOR THE                       FOR THE                     FOR THE
                                                  PERIOD          FOR THE       PERIOD        FOR THE       PERIOD
                                                 1/15/09*-      YEAR ENDED    10/2/2007*-   YEAR ENDED    11/28/07*-
                                                  6/30/09         6/30/09       6/30/08       6/30/09       6/30/08
                                             ----------------   ----------   ------------   ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......       $ 33.05       $    55.14     $  51.55     $    43.82     $  47.29
                                                  -------       ---- -----     --------     ---- -----     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............          0.21(6)          1.51(6)      0.97           4.75(6)      2.19
Net realized and unrealized gain (loss)
  (1)......................................          1.83            (1.32)        3.49         (10.11)       (4.04)
                                                  -------       ---- -----     --------     ---- -----     --------
Total from investment operations...........          2.04             0.19         4.46          (5.36)       (1.85)
                                                  -------       ---- -----     --------     ---- -----     --------
Net equalization credits and charges (6)...         (0.06)           (0.01)        0.11           0.39         0.39
                                                  -------       ---- -----     --------     ---- -----     --------
Other capital (6)..........................          0.07             0.02         0.03           0.00(5)      0.01
                                                  -------       ---- -----     --------     ---- -----     --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................         (0.05)           (1.15)       (1.01)         (4.55)       (2.02)
Net realized gains.........................            --               --           --             --           --
                                                  -------       ---- -----     --------     ---- -----     --------
Total distributions........................         (0.05)           (1.15)       (1.01)         (4.55)       (2.02)
                                                  -------       ---- -----     --------     ---- -----     --------
NET ASSET VALUE, END OF PERIOD.............       $ 35.05       $    54.19     $  55.14     $    34.30     $  43.82
                                                  =======       ==== =====     ========     ==== =====     ========
TOTAL RETURN (2)...........................          6.22%            0.50%        8.95%        (10.13)%(7)   (3.10)%
Net assets, end of period (in 000's).......       $10,514       $1,089,231     $760,990     $1,900,709     $394,346
Ratio of expenses to average net assets....          0.36%(3)         0.50%        0.50%(3)       0.40%        0.40%(3)
Ratio of net investment income (loss) to
  average net assets.......................          1.39%(3)         2.91%        3.03%(3)      14.81%        9.43%(3)
Portfolio turnover rate (4)................            39%              43%          54%            30%          19%




See accompanying notes to financial highlights at the end of this section.


88                                             PRECISE IN A WORLD THAT ISN'T. TM

      [SPDR LOGO]





                       FINANCIAL HIGHLIGHTS -- (Continued)
                          NOTES TO FINANCIAL HIGHLIGHTS


*     Commencement of operations
(1) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(2) Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(3)   Annualized.
(4) Portfolio Turnover rate excludes securities received or delivered from in kind processing of creations or redemptions.
(5)   Amount is less than $0.005 per share.
(6)   Per share numbers have been calculated using the average shares method.
(7) If the adviser had not made a voluntary contribution in 2009 to the SPDR Barclays Capital High Yield Bond ETF, the total return would have been (10.44)%.


PRECISE IN A WORLD THAT ISN'T. TM                                             89

WHERE TO LEARN MORE ABOUT THE FUNDS

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. A SAI and the annual and semi-annual reports to shareholders, each of which have been or will be filed with the SEC, provide more information about the Funds. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the Fund's last fiscal year, as applicable. The SAI and the financial statements included in the Trust's annual report to shareholders are incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at http://www.spdrs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

SPDRTRMBPROS             The Trust's Investment Company Act Number is 811-08839.

PRECISE IN A WORLD THAT ISN'T. TM                                    [SPDR LOGO]

                       SPDR(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated October 31, 2009

This Statement of Additional Information ("SAI") is not a prospectus. With respect to each of the Trust's series portfolios listed below, this SAI should be read in conjunction with the prospectuses dated October 31, 2009, as may be revised from time to time.

Each of the foregoing prospectuses may be referred to herein as a "Prospectus."

EQUITY ETFS                                                               TICKER
-----------                                                               ------
SPDR(R) DOW JONES TOTAL MARKET ETF                                          TMW
SPDR(R) DOW JONES LARGE CAP ETF                                             ELR
SPDR(R) DOW JONES LARGE CAP GROWTH ETF                                      ELG
SPDR(R) DOW JONES LARGE CAP VALUE ETF                                       ELV
SPDR(R) DOW JONES MID CAP ETF                                               EMM
SPDR(R) DOW JONES MID CAP GROWTH ETF                                        EMG
SPDR(R) DOW JONES MID CAP VALUE ETF                                         EMV
SPDR(R) DOW JONES SMALL CAP ETF                                             DSC
SPDR(R) DOW JONES SMALL CAP GROWTH ETF                                      DSG
SPDR(R) DOW JONES SMALL CAP VALUE ETF                                       DSV
SPDR(R) DJ GLOBAL TITANS ETF                                                DGT
SPDR(R) DOW JONES REIT ETF                                                  RWR
SPDR(R) KBW BANK ETF                                                        KBE
SPDR(R) KBW CAPITAL MARKETS ETF                                             KCE
SPDR(R) KBW INSURANCE ETF                                                   KIE
SPDR(R) KBW MORTGAGE FINANCE(SM) ETF                                        KME
SPDR(R) KBW REGIONAL BANKING(SM) ETF                                       KRE
SPDR(R) MORGAN STANLEY TECHNOLOGY ETF                                       MTK
SPDR(R) S&P(R) DIVIDEND ETF                                                 SDY
SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF                                      XAR
SPDR(R) S&P(R) BIOTECH ETF                                                  XBI
SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF                                  XBC
SPDR(R) S&P(R) COMPUTER HARDWARE ETF                                        XHW
SPDR(R) S&P(R) COMPUTER SOFTWARE ETF                                        STW
SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF                                    XHE
SPDR(R) S&P(R) HEALTH CARE SERVICES ETF                                     XHS
SPDR(R) S&P(R) HOMEBUILDERS ETF                                             XHB
SPDR(R) S&P(R) LEISURETIME ETF                                              XLZ
SPDR(R) S&P(R) METALS & MINING ETF                                          XME
SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF                           XES
SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF                       XOP
SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF                              XOT
SPDR(R) S&P(R) PHARMACEUTICALS ETF                                          XPH
SPDR(R) S&P(R) RETAIL ETF                                                   XRT
SPDR(R) S&P(R) SEMICONDUCTOR ETF                                            XSD
SPDR(R) S&P(R) TELECOM ETF                                                  XTL
SPDR(R) S&P(R) TRANSPORTATION ETF                                           XTN
SPDR(R) WELLS FARGO PREFERRED STOCK ETF                                     PSK

FIXED INCOME ETFS                                                         TICKER
-----------------                                                         ------
SPDR(R) BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF                               BIL
SPDR(R) BARCLAYS CAPITAL TIPS ETF                                           IPE
SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF                     ITE
SPDR(R) BARCLAYS CAPITAL  LONG TERM TREASURY ETF                            TLO
SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM CREDIT BOND ETF                  ITR
SPDR(R) BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF                          LWC
SPDR(R) BARCLAYS CAPITAL CONVERTIBLE BOND ETF                               CWB
SPDR(R) BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF                           MBG
SPDR(R) BARCLAYS CAPITAL AGGREGATE BOND ETF                                 LAG
SPDR(R) BARCLAYS CAPITAL MUNICIPAL BOND ETF                                 TFI
SPDR(R) BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF                      CXA
SPDR(R) BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF                        INY
SPDR(R) BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF                      SHM
SPDR(R) S&P(R) VRDO MUNICIPAL BOND ETF                                      VRD
SPDR(R) DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF            WIP
SPDR(R) BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF         BWZ
SPDR(R) BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF                    BWX
SPDR(R) BARCLAYS CAPITAL HIGH YIELD BOND ETF                                JNK

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust's Annual Reports to Shareholders dated June 30, 2009 may be obtained without charge by writing to State Street Global Markets, LLC, the Trust's principal underwriter (referred to herein as "Distributor" or "Principal Underwriter"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust's website at www.SPDRs.com or by calling 1-866-787-2257. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Reports to Shareholders for the fiscal year ended June 30, 2009 are incorporated by reference into this Statement of Additional Information. Funds not included in the Trust's Annual Reports to Shareholders for the fiscal year ending June 30, 2009 had not commenced operations as of June 30, 2009, and therefore did not have any financial information to report for the Trust's June 30, 2009 fiscal year end.

TABLE OF CONTENTS

General Description of the Trust .................................        3
Additional Index Information .....................................        4
Investment Policies ..............................................       17
Special Considerations and Risks .................................       37
Investment Restrictions ..........................................       39
Exchange Listing and Trading .....................................       42
Management of the Trust ..........................................       42
Brokerage Transactions ...........................................       55
Book Entry Only System ...........................................       57
Purchase and Redemption of Creation Units ........................       76
Determination of Net Asset Value .................................       83
Dividends and Distributions ......................................       83
Taxes ............................................................       84
Capital Stock and Shareholder Reports ............................       92
Counsel and Independent Registered Public Accounting Firm ........       92
Local Market Holiday Schedules ...................................       92
Financial Statements .............................................       94
Proxy Voting Policies and Procedures .............................   47 and 95

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of multiple investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund's shares ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act"). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return (or in the case of the SPDR Dividend ETF and all Fixed Income ETFs, the price and yield performance) of a specified market index (each an "Index" and together the "Indexes"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as "NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component") or (ii) a cash payment equal in value to the Deposit Securities ("Deposit Cash") together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under "Purchase and Redemption of Creation Units" later in this SAI. The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or
(ii) cash (subject to applicable legal requirements). A Creation Unit of each Equity ETF consists of 50,000 Shares and a Creation Unit of each Fixed Income ETF consists of 100,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See "Purchase and Redemption of Creation Units." The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, either an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

The SPDR Barclays Capital TIPS ETF may sometimes be referred to herein as the "TIPS ETF." The SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital Intermediate Term Treasury ETF and SPDR Barclays Capital Long Term Treasury ETF may sometimes be collectively referred to herein as the "Treasury ETFs." The SPDR Barclays Capital Aggregate Bond ETF may sometimes be referred to herein as the "Aggregate Bond ETF." The SPDR Barclays Capital Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF, SPDR Barclays Capital Short Term Municipal Bond ETF and SPDR S&P VRDO Municipal Bond ETF may sometimes be referred to herein as the "Municipal Bond ETFs." The SPDR Barclays Capital International Treasury Bond ETF and the SPDR Barclays Capital Short Term International Treasury Bond ETF may sometimes be referred to herein as the "International Treasury Bond ETFs." The SPDR Barclays Capital Intermediate Term Credit Bond ETF and SPDR Barclays Capital Long Term Credit Bond ETF may sometimes be referred to herein as the "Credit Bond ETFs." The SPDR Barclays Capital Convertible Bond ETF may sometimes be referred to herein as the "Convertible Bond ETF." The SPDR Barclays Capital Mortgage Backed Bond ETF may sometimes be referred to herein as the "Mortgage Backed Bond ETF." The SPDR Barclays Capital High Yield Bond ETF may sometimes be referred to herein as the "High Yield Bond ETF." The SPDR Wells Fargo Preferred Stock ETF may sometime be referred to herein as the "Preferred Stock ETF."

                          ADDITIONAL INDEX INFORMATION

Additional Information with respect to the Dow Jones U.S. Total Stock Market
Index

     The Dow Jones U.S. Total Stock Market Index (the "Composite Index") sets certain criteria an issuer must meet before a security can be included in the Composite Index. To be included in the Composite Index, an issue must be all of the following:

     -    An equity issue: a common stock, REIT or limited partnership;

     -    A security that has its primary market listing in the United States;
          and

     -    A U.S. company.

The "U. S. Company" definition is based on several factors, primarily the country of the company's headquarters and primary market listing, which typically also match its country of incorporation. In cases where headquarters and primary market listing do not match, such as where there is no readily accessible home-equity market or where a company is domiciled in one country solely for tax or regulatory purposes, the companies will be analyzed on a case-by-case basis.

The Composite Index does not include bulletin board listed stocks.

The Composite Index is weighted by both full market capitalization and float-adjusted market capitalization.

The aggregate value of the Composite Index is based on the following criteria:

     -    Market capitalization;

     -    Trading volume;

     -    Institutional holdings; and

     - If applicable, any conversion rules for companies with multiple share classes.

The capitalization float adjustment of the Composite Index is based on the following rules.

     - Shares outstanding for multiple classes of stock of one company are combined into the primary class's shares outstanding to reflect the company's total market capitalization.

     - Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company's combined shares.

     - Float-adjustment factors will be implemented only if the blocked shares are greater than 5% of the company's total shares outstanding.

Periodic adjustment and ongoing maintenance and review of the Composite Index are based on the following rules.

     - Stock additions and deletions are made after the close of trading on the third Friday of each month. The additions include all new non-component companies that met inclusion standards as of the close of trading on the second Friday of that month, whether from initial public offerings or new exchange listing.

     - An issue that becomes a pink sheet or otherwise stops trading for ten consecutive days will be removed from the Composite Index at the next monthly review. It will be removed at its latest quoted value, or at $0.01 if no recent quoted value is available. Until the monthly review, the issue will remain in the Composite Index at its last exchange-traded price.

     - Additions and deletions are pre-announced by the second day prior to the implementation date.

     - An issue that fails index inclusion guidelines is removed from the Composite Index as soon as prudently possible.

     - Periodic shares updates are made quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day.

     - If the cumulative impact of corporate actions during the period between quarterly shares updates changes a company's float-adjusted shares outstanding by 10% or more, the company's shares and float factor will be updated as soon as prudently possible. Share and float changes based on corporate actions will be implemented using standard Dow Jones Indexes procedures.

Additional Information with respect to the Dow Jones Global Titans 50 Index U.S. Close

     In constructing the Dow Jones Global Titans 50 Index U.S. Close (the "Global Titans Index"), a unique multi-factor methodology is adopted. First the 5,000 stocks of the Dow Jones Global Indexes are used as the Initial Pool with a view towards ensuring that all candidates are investable, liquid and representative of the global markets. Market capitalization is then used as the first screen to create the Final Pool by selecting the top 100 companies. Dow Jones' rationale for this step is that market value is a universal measurement across industries, and also that its use is most appropriate for an index built for investment purposes. Every company in the final pool of 100 must derive some revenue from outside its home country. This screen is instituted to ensure that all of the Titans selected are truly global companies. The next step in index construction is to combine the Final Pool components' market capitalization rankings with their rankings according to, sales/revenue and net profit. For each company, a final rank is calculated by weighting the float-adjusted market capitalization rank at 60%, the sales/revenue rank at 20% and the net profit rank at 20%. The top 50 stocks by final rank are selected as Global Titans Index components. The Global Titans Index's composition is reviewed annually. The inclusion of a stock in the Global Titans Index in no way implies that Dow Jones believes the stock to be an attractive investment, nor is Dow Jones a sponsor or in any way affiliated with the Fund. For purposes of calculation of the Index value, securities for which the primary market is outside of the United States are valued intra day based on the last sale price on the primary market. The Global Titans Index value is calculated as of the close of the NYSE (and during periods when the primary market is closed) based upon the last sale price if any, of any corresponding ADR.

Additional Information with respect to the KBW Bank, Capital Markets, Insurance and Mortgage Finance Indexes

INDEX CONSTRUCTION

Each KBW Index is owned and administered by Keefe, Bruyette & Woods, Inc. ("KBW"). Each KBW Index's constituents are chosen on the basis of relevance to the particular sector and the following trading criteria, among others:

     -    Stock price and stock price volatility

     -    Stock price correlation to index price

     -    Market capitalization

     -    Average daily trading volume

     -    Availability of options on the stocks

     -    Country of origin

     -    Listed exchange

     -    Perceived viability of listed company

INDEX REBALANCING

The four largest stocks included in each KBW Index were assigned maximum initial weights equal to the lesser of their actual capitalization weight or 10% in their reconstituted KBW Index. All other stocks with a capitalization weight of more than 4.5% were assigned initial weights of 4.5% in their reconstituted KBW Index. All companies with capitalization weights under 4.5% share equally in the weight available for redistribution, but none of these companies was assigned an initial weight of more than 4.5%. Current percentage weights will be adjusted on a quarterly basis, taking into account weight adjustments due to stock repurchases, secondary offerings or other corporate actions, mergers and KBW Index composition changes.

Based on capitalizations as of the close of business on the NYSE on the Monday before the third Saturday of the last month in each calendar quarter, each KBW Index re-balancing will be calculated according to the following rules:

     (1) If any of the top four companies' KBW Index weightings have increased above 10%, their weighting will be reduced to a maximum of 8% in the quarterly rebalancing.

     (2) If any of the remaining companies' weightings have increased above 5%, their weightings will be reduced to a maximum of 4.5% in the rebalancing.

     (3) If any of the top four companies' weightings have dropped below 6%, their weightings will be increased to the lesser of their actual capitalization weight or 8% in the rebalancing.

     (4) Any excess weighting available will be redistributed equally to the remaining stocks per the rebalancing methodology and any weighting needed to increase weighting in the larger stocks will be taken from the smaller stocks in the same manner as in the initial allocation at the time of the rebalancing.

     (5) The rebalancing will be implemented at the close on the Friday before the third Saturday of the last month in each calendar quarter.

An Index Committee makes decisions with respect to any changes in each KBW Index. The Index Committee is required to meet quarterly to review the composition of each KBW Index.

INDEX MAINTENANCE

In the event of a change in any component company (e.g., change of principal business, merger, acquisition, delisting), KBW may remove the stock and replace it with another stock which better represents the sector represented by each KBW Index.

KBW reserves the right to add Index-eligible stocks or to remove component stocks. In the case of a stock removal, KBW expects to replace any stock removed from each KBW Index with another stock, but is not required to do so; provided, however, that the number of stocks in each KBW Index may not be less than 16.

MERGERS AND CORPORATE RESTRUCTURINGS

Companies affected by a merger or other transaction that will change the character of the firm will be removed and replaced as close as practicable to the effective date of the transaction. Corporate restructuring will be analyzed on a case-by-case basis to determine appropriate action.

BANKRUPTCY

In the event of bankruptcy, a company will be removed from each KBW Index effective as soon as practicable after the date of such filing.

Additional Information with respect to the KBW Regional Bank Index

INDEX CONSTRUCTION

The KBW Regional Banking Index ("Regional Banking Index") is owned and administered by KBW. Each KBW Index's constituents are chosen on the basis of relevance to the particular sector and the following trading criteria, among others:

     -    Stock price and stock price volatility;

     -    Stock price correlation to index price;

     -    Market capitalization;

     -    Average daily trading volume;

     -    Availability of options on the stocks;

     -    Country of origin;

     -    Listed exchange; and

     -    Perceived viability of listed company.

INDEX REBALANCING

The Regional Banking Index is constituted as equal weighted methodology. Each stock was assigned an initial weight equal to 2%.

Based on capitalizations as of the close of business on the NYSE on the Monday before the third Saturday of the last month in each calendar quarter, the Regional Banking Index re-balancing will be calculated according to the following rules:

     (1) If any companies' Regional Banking Index weightings have increased above 3%, their weighting will be reduced to a maximum of 2% in the quarterly rebalancing.

     (2) All companies within the Regional Banking Index whose individual weight during the quarterly rebalancing observation period is greater than or equal to 3% would be under consideration to be reset to 2% at each quarterly rebalancing cycle, i.e., Monday following the third Friday in the third month of each quarter--March, June, September and December. For an individual stock that is between 0.001% and 3.00% KBW reserves the right to adjust the Regional Banking Index without qualification (with mandatory 3% adjustment to 2% as noted above.)

     (3) Any excess weighting available will be redistributed equally to the remaining stocks per the rebalancing methodology and any weighting needed to increase weighting in the larger stocks will be taken from the smaller stocks in the same manner as in the initial allocation at the time of the rebalancing.

     (4) The rebalancing will be implemented at the close on the Friday before the third Saturday of the last month in each calendar quarter.

An Index Committee makes decisions with respect to any changes in Regional Banking Index. The Index Committee is required to meet quarterly to review the composition of the Regional Banking Index.

INDEX MAINTENANCE

In the event of a change in any component company (e.g., change of principal business, merger, acquisition, delisting), KBW may remove the stock and replace it with another stock which better represents the sector represented by the Regional Banking Index.

KBW reserves the right to add Index-eligible stocks or to remove component stocks. In the case of a stock removal, KBW expects to replace any stock removed from the Regional Banking Index with another stock, but is not required to do so; provided, however, that the number of stocks in the Regional Banking Index may not be less than 16.

MERGERS AND CORPORATE RESTRUCTURINGS

Companies affected by a merger or other transaction that will change the character of the firm will be removed and replaced as close as practicable to the effective date of the transaction. Corporate restructuring will be analyzed on a case-by-case basis to determine appropriate action.

BANKRUPTCY

In the event of bankruptcy, a company will be removed from the Regional Banking Index effective as soon as practicable after the date of such filing.

Additional Information with respect to the S&P High Yield Dividend Aristocrats Index

     The S&P High Yield Dividend Aristocrats Index ("Dividend Index") is weighted by indicated annual dividend yield. To prevent the index from being concentrated in only a few names, the methodology incorporates limits so that no individual stock represents more than 4% of the index weight. The stock must also have a minimum market capitalization of $500 million and have a 12-month average trading volume of more than 1.5 million shares.

INDEX CONSTRUCTION

     To qualify for inclusion, a company must first be considered a "Dividend Aristocrat" by satisfying the criteria below:

          - Universe. A company must be a constituent of the S&P Composite 1500 Index.

          - Dividends. A company must have increased dividends every year for at least 25 years. Both regular and special dividend payments are considered. A dividend initiation or re-initiation does not count as a dividend increase. Calendar years and ex-dates are used for the dividend analysis, with the data being reviewed every December.

INDEX REBALANCING

     Major rebalancings are made once a year in December, coinciding with annual review of the Dividend Aristocrat qualifying universe. If the December review produces a list of less than 75 stocks in the universe, S&P Composite 1500 constituents that have increased dividends every year for 20 years shall supplement the universe. For minor rebalancing, adjustments to the index occur in March, June and September. The rebalancing effective date is after the close of the fifth trading day of the rebalancing month. If there is a tie in yield ranks, the larger and more liquid stock is given the higher preference.

INDEX MAINTENANCE

     Dividend Index constituents may be deleted from the index for the following reasons:

     - At the December rebalancing, if the company's calendar year dividends did not increase from the previous calendar year or if the company no longer ranks as one of the top 50 stocks in the qualifying universe in terms of indicated annual dividend yield.

     - At the quarterly rebalancings, if the company ranks 60 or higher in terms of indicated dividend yield, where "high" rank means lower yield.

     -    Between rebalancings, if the stock is removed from the S&P Composite
          1500.

     The Dividend Index is maintained by the Standard & Poor's U.S. Index Committee.

Additional Information with respect to the S&P Total Market Index

     The S&P(R) Total Market Index ("S&P(R) TMI") includes all eligible U.S. common equities listed on the NYSE (including NYSE

Arca), NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market and the NASDAQ Capital Market exchanges. Stocks not eligible for inclusion in the Index include limited partnerships, pink sheets, OTC bulletin board issues, royalty trusts, American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), non-Real Estate Investment Trust closed-end funds (ETFs, country funds, etc.), master limited partnerships, as well as holding companies and similar securities.

Criteria for Additions to S&P(R) TMI

     - U.S. Companies. Only U.S. companies are eligible for inclusion in the S&P(R) TMI. The determination of whether a company is a U.S. company is based upon a number of factors, including the registration or incorporation; corporate structure; accounting principles; currency used in financial reporting; location of principal offices, employees, operations and revenues; tax treatment; and location(s) where the stock is traded.

     - Float Adjustment. Share counts reflect only those shares that are available to investors, rather than all of a company's outstanding shares. Float adjustment excludes shares closely held by control groups, other publicly traded companies, or government agencies.

     - Market Capitalization. There is no limit on the market capitalization of a company for inclusion in the S&P(R) TMI.

     - Liquidity. Companies must have an investable weight factor of 10% or more and an annual liquidity measure of 10% or more.

     - Corporate Actions. Initial public offerings will be included on the same basis as other companies, providing there is one month of trading data as of the last day of the month prior to rebalancing. Spin-off companies will normally be added on the effective date.

     - Share Changes. Share changes of 5% or more related to public offerings and private placements are implemented weekly. Share increases of 5% or more resulting from mergers in which both the target and acquirer are in the same sub-index are implemented after the close of trading on the effective date of the deal's close.

     - Securities Considerations. Ineligible companies include limited partnerships, master limited partnerships, OTC bulletin board issues, Pink Sheet-listed issues, closed-end funds, ETFs, royalty trusts, tracking stocks, ADRs, ADSs, and MLP IT. Real Estate Investment Trusts (except for mortgage REITs) and business development companies (BDCs) are eligible for inclusion.

     - Rebalancing. The S&P(R) TMI will be reviewed quarterly. Initial public offerings will be included at quarterly index rebalancings.

Criteria for Removal from S&P(R) TMI

     - Companies will be removed from the S&P(R) TMI Index if they substantially violate one or more of the criteria for index inclusion.

     - Companies will also be removed from the S&P(R) TMI Index if they are involved in a merger, acquisition or significant restructuring such that they no longer meet the inclusion criteria.

Additional Information with respect to the Wells FargoSM Hybrid and Preferred Securities Aggregate Index

Index Definition

The Wells Fargo(SM) Hybrid and Preferred Securities Aggregate Index ("Preferred Securities Index") is designed to track the performance of non-convertible, $25 par preferred securities listed on U.S. exchanges.

Index Inclusion

The Preferred Securities Index is composed of preferred stock and securities that, in Wachovia Capital Markets, LLC's ("Wachovia") judgment, are functionally equivalent to preferred stock including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain securities issued by banks and other financial institutions that are eligible for capital treatment with respect to such instruments akin to that received for issuance of straight preferred stock (collectively, the "Preferred Securities"). The Preferred Securities Index includes Preferred Securities that meet the following criteria: (i) are non-convertible; (ii) have a par amount of $25; (iii) are listed on the NYSE or NYSE Arca Exchange; (iv) maintain a minimum par value of $250 million; (v) be U.S. dollar denominated; (vi) are rated investment grade by one (but not necessarily both) of Moody's Investors Service, Inc. or Standard & Poor's Ratings Services; (vii) are publicly registered or exempt from registration under the Securities Act of 1933; and (viii) have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. Issuers may be either U.S. based or foreign.

Preferred Securities do not include auction rate preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, repackaged securities linked to a security, a basket of securities or an index.

Index Calculation

The Preferred Securities Index is owned and maintained by Wells Fargo & Company but will be calculated by the NYSE Arca. The Preferred Securities Index is calculated using a market capitalization weighting methodology, based on a pool of Preferred Securities identified by the Index Review Committee in accordance with the terms of this methodology. Market capitalization weights of the Index constituents are adjusted on Monthly Rebalancing Dates and at any time an Event Driven Rebalancing occurs. Constituent Preferred Securities that satisfy the eligibility criteria are evaluated for inclusion in the Index and weighted by the Index Review Committee based on the following guidelines relating to market capitalization on each Monthly Rebalance Date.

     1. The weight of any issuer or constituent Preferred Security may not account for more than 5% of the value of the Index;

     2. Issuers of Preferred Securities and constituent Preferred Securities that account for more than 5% of the value of the Index are re-weighted to represent 5% of the value of the Index.

     3. The aggregate amount by which issuers and constituent Preferred Securities over 5% is reduced in the weighting process is then redistributed proportionately across the remaining constituent Preferred Securities that represent less than 5% of the Index value. After this redistribution, if any other constituent Preferred Securities exceed 5% of the value of the Index, the constituent Preferred Securities are reduced to 5% of the Index value and the redistribution is repeated.

Rebalancing

The Preferred Securities Index is rebalanced monthly as of the close of business on the final NYSE Arca trading day of each month (the "Monthly Rebalance Date"). The Index Review Committee will review Index constituents monthly to verify that each constituent Preferred Security complies with the calculation rules. An Event Driven Rebalancing will only occur following an event in which: (i) the par amount of a constituent Preferred Security changes. (ii) a Preferred Security is de-listed, (iii) the issuer of the Preferred Security becomes subject to a bankruptcy or similar proceeding or (iv) a tender offer, merger or other reorganization event occurs with respect to the issuer of the Preferred Security. An Event Driven Rebalancing may result in the removal of an ineligible Preferred Security and re-weighting of the Preferred Securities Index.

Reports

Adjustments to constituent Preferred Securities determined by the Index Review Committee will be provided to the NYSE Arca no later than five business days prior to a Monthly Rebalancing Date and immediately upon any Event Driven Rebalancing. NYSE Arca will make this information publicly available via the Index Daily List on its website (http://www.nyxdata.com/nysedata/default.aspx), via broadcast email, and/or press release. On each business day, NYSE Arca will also make available to the public, on request, the current methodology used to calculate the Index.

Additional Information with respect to the S&P National AMT-Free Municipal VRDO Index

The Index is designed to measure the performance of variable rate demand obligations issued by municipalities, with maturities greater than or equal to one month. To be included in the Index a security must: (i) be issued by a state (including Puerto Rico and U.S. territories) or local government or agency such that interest on the security is exempt from U.S. federal income taxes; (ii) be priced at par; (iii) have a minimum par amount of $10 million; (iv) be included in the Ipreo Holdings LLC ("IPREO") product offering for VRDOs; (v) be rated A-3, VMIG-3 or F-3 or higher by one of the following statistical ratings agencies: S&P, Moody's or Fitch, respectively; (vi) have a maturity of greater than or equal to one month; (vii) be a constituent of a deal with an original offering amount of at least $100 million, or, for up to a maximum of 25% of constituents, have no minimum deal size criteria but be the highest yielding constituents (that meet all of the other criteria for eligibility) chosen from the eligible VRDO universe at each monthly rebalancing; (viii) have a weekly reset; and (ix) have a credit or liquidity support facility. At any time, an issuer may have a maximum of 10 issues in the Index. If, on a given rebalancing date, there are more than 10 eligible issues for a given issuer, the 10 eligible issues with the largest par amount are chosen.

The Index is a market-value weighted index. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the gains or losses due to changes in the end-of-day price and principal repayments. The prices used in the index calculation include the accrued interest for each security. Coupon payments are assumed to be reinvested into the Index. IPREO reports the price and outstanding amounts of each security in the Index. The Index is rebalanced each month, effective after the close of the last business day of the month, based on new issuance, size and maturity. The rebalancing reference date is the close of business on the sixth business day prior to the rebalancing date. Additions, deletions and other changes to the Index arising from the monthly rebalancing are published, after the close of business, three business days prior to the last business day of the month. Any security currently in the Index that fails to meet any one of the eligibility factors, or that will have a term to maturity and/or call date less than or equal to 1 calendar month plus 1 calendar day as of the next rebalancing date, will be removed from the index on that rebalancing date.

Additional Information with respect to the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index

Construction of the Index

The Index is calculated by Deutsche Bank using a modified "market capitalization" methodology. This design seeks to ensure that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index.

The Index is weighted based on the total market capitalization represented by the aggregate component securities within the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single constituent country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Index; and (ii) with respect to 50% of the total value of the Index, the market capitalization-based weighted value of the constituent countries must be diversified so that no single constituent country measured on the last day of a calendar month represents more than 4.99% of the total value of the Index. The modified constituent country weight calculated above is then applied to the individual securities of each country.

Each month, the percentage of each constituent country (or constituent countries) represented in the Index will be reduced and the market capitalization-based weighted value of such constituent country (or constituent countries) will be redistributed across the constituent countries so that they meet the value limits set forth above in accordance with the following methodology:

     - First, each constituent country that exceeds 20% of the total value of the Index will be reduced to 19% of the total value of the Index and the aggregate amount by which all constituent countries exceed 20% will be redistributed equally across the remaining constituent countries that represent less than 19% of the total value of the Index. If as a result of this redistribution, another constituent country then exceeds 20%, the redistribution will be repeated as necessary.

     - Second, with respect to the 45% of the value of the Index accounted for by the lowest weighted constituent countries, each constituent country that exceeds 4.8% of the total value of the Index will be reduced to 4.6% and the aggregate amount by which all constituent countries exceed 4.8% will be distributed equally across all remaining constituent countries that represent less than 4.6% of the total value of the Index. If as a result of this redistribution another constituent country that did not previously exceed 4.8% of the Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Index is accounted for by constituent countries representing no more than 4.8% of the total value of the Index.

     - Third, the weight of each constituent country's component securities will be adjusted to reflect the component securities' weight in the Index relative to other component securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to seek to ensure that the Index and the Fund's portfolio conform to the requirements for qualification of the Fund as a "regulated investment company" for purposes of the Internal Revenue Code (as defined below).

Additional Information with respect to the Barclays Capital 1-3 Year Global Treasury Ex-US Capped Index

Each of the component securities in the Barclays Capital 1-3 Year Global Treasury Ex-US Capped Index (the "Short Term International Treasury Index") is a component of the Barclays Capital Global Treasury Ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Hungary, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Africa, South Korea, Spain, Sweden, Taiwan, United Kingdom (the "Constituent Countries").

The Short Term International Treasury Index is calculated by the Barclays Capital Index Group using a modified "market capitalization" methodology. This design ensures that each Constituent Country within the Short Term International Treasury Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Short Term International Treasury Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Short Term International Treasury Index may be adjusted to conform to Internal Revenue Code requirements.

Construction and Maintenance Standards for the Index

The Short Term International Treasury Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Barclays Capital Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Short Term International Treasury Index; and (ii) with respect to 50% of the total value of the Short Term International Treasury Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Short Term International Treasury Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.

Rebalancing the Short Term International Treasury Index to meet the asset diversification requirements will be the responsibility of the Barclays Capital Index Products Group. Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Short Term International Treasury Index will be reduced to 23% of the total value of the Short Term International Treasury Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Short Term International Treasury Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Short Term International Treasury Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Short Term International Treasury Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Short Term International Treasury Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Short Term International Treasury Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Short Term International Treasury Index. Third, the weight of each Constituent Country's Component Securities will be adjusted to reflect the Component Securities' weight in the Short Term International Treasury Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to insure that the Short Term International Treasury Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

Additional Information with respect to the Barclays Capital Global Treasury Ex-US Capped Index

Each of the component securities in the Barclays Capital Global Treasury ex-US Capped Index (the "Global Treasury Ex-US Index") is a component of the Barclays Capital Global Treasury Ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom (the "Constituent Countries").

The Global Treasury Ex-US Index is calculated by the Barclays Capital Index Group using a modified "market capitalization" methodology. This design ensures that each Constituent Country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Global Treasury Ex-US Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Global Treasury Ex-US Index may be adjusted to conform to Internal Revenue Code requirements.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE INDEX

The Global Treasury Ex-US Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Barclays Capital Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Global Treasury Index; and (ii) with respect to 50% of the total value of the Global Treasury Ex-US Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Global Treasury Ex-US Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.

Rebalancing the Global Treasury Ex-US Index to meet the asset diversification requirements will be the responsibility of the Barclays Capital Index Group ("BCIG"). Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Global Treasury Ex-US Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Global Treasury Ex-US Index will be reduced to 23% of the total value of the Global Treasury Ex-US Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Global Treasury Ex-US Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Global Treasury Ex-US Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Global Treasury Ex-US Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Global Treasury Ex-US Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Global Treasury Ex-US Index. Third, the weight of each Constituent Country's Component Securities will be adjusted to reflect the Component Securities' weight in the Global Treasury Ex-US Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to insure that the Global Treasury Ex-US Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

Additional Information with respect to the Barclays Capital U.S. Credit Index

Index Definition

The Barclays Capital U.S. Credit Index (the "Credit Index") covers the U.S. dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

Index Inclusion

The Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specific maturity, liquidity and quality requirements. The Credit Index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, and include both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency and foreign local government.

Inclusion Criteria

     -    Amount Outstanding: at least $250 million par amount outstanding.

     - Maturity: at least one year to final maturity, regardless of call features.

     - Rating: must be rated investment grade by at least two of the following: Moody's, S&P or Fitch. If only two of the three agencies rate the security, the lower rating is used to determine eligibility. If only one of the three agencies rates a security, the rating must be investment-grade.

     - Coupon: fixed rate, although security can carry a coupon that steps up or changes according to a pre-determined schedule.

     -    Currency: U.S. dollar denominated and non-convertible.

     -    Market of Issue: SEC-registered, fully taxable, publicly issued.

Pricing

All index-eligible bonds are priced on a daily basis, predominantly by Barclays Capital traders. All corporate bonds are marked by traders at mid month and month end. Up to 1,000 actively traded benchmark corporate securities continue to be priced by traders on a daily basis. Less liquid bonds are model/matrix priced daily using these actively traded benchmark securities to generate issuer pricing curves and populate a spread matrix algorithm that accounts for changes in the yield and swap curves.

Rebalancing

The Credit Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the Credit Index will look like at month-end, when the composition of the Credit Index is next reset. The composition of the Returns Universe is rebalanced monthly, at each month end and represents the set of bonds that returns are calculated on. The Statistics Universe changes daily to reflect issues dropping out of and entering the Credit Index, but is not used for return calculation. On the last business day of the month, the composition of the latest Statistics Universe becomes the Returns Universe for the following month. During the month, indicative changes to securities (maturity, credit rating change, sector reclassification, amount outstanding) are reflected in both the Statistics and Returns Universe of the Credit Index on a daily basis. These changes may cause bonds to enter or fall out of the Statistics Universe of the Credit Index on a daily basis, but will affect the composition of the Returns Universe only at month-end when the Credit Index is rebalanced. Interest and principal payments earned by the Returns Universe are held in the Credit Index without a reinvestment return until month-end when it is removed from the Credit Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the following month's Returns Universe.

Additional Information with respect to the Barclays Capital Convertible Composite Index

Index Definition

SPDR Barclays Capital Convertible Bond ETF tracks the price and yield performance of the Barclays Capital U.S. Convertible Bond >500MM Index, which is a sub-index of the Barclays Capital Convertible Composite Index ("Convertible Composite Index"). The Convertible Composite Index and its subsets (together with the Convertible Composite Index, the "Indices") are designed to provide investors with a comprehensive, unbiased performance tool to assist them in portfolio management and benchmarking goals, and relevant statistics regarding the convertible universe. The Indices are objective, rules-based indices that include all four major classes of convertible securities (i.e., cash pay bonds, zeros/OIDs, preferreds, and mandatories) meeting straightforward and transparent criteria, including liquidity and maturity constraints. This approach ensures a consistent, objective, replicable, and reliable representation of the convertible market. Barclays Capital's commitment to the index product ensures that the Indices will be evaluated regularly for meaningful enhancements that will improve their operation and usefulness to end users.

Index Inclusion

The entire U.S. convertible universe is tracked under the Convertible Composite Index, initially consisting of approximately 650 securities, which form the core data pool for all the securities that comprise the other indices.

Inclusion Criteria

     - Amount Outstanding: minimum outstanding issue size (or accreted face value for Zeros/OIDs) of $50 million.

     -    Seniority of Debt: non-called, non-defaulted securities.

     -    Maturity: at least 31 days until maturity.

     -    Currency: U.S. dollar denominated.

     - Market of Issue: SEC-registered or Rule 144A registered convertible tranches.

Pricing

Index pricing occurs twice a month on the 15th and the end of each month, and bid side pricing is used to compute all relevant returns and statistics for the convertible universe. Price sources used to derive the convertible index for non-exchange listed OTC securities include: Barclays Capital trader pricing, Barclays Capital's own proprietary convertible valuation model, and external sources such as industry brokers' price lists. The 4:00 PM EST closing price is used for all exchange-listed convertible preferreds and mandatories, in the absence of trader pricing.

Index Groups and Sub Indices

The Convertible Composite Index is divided into 113 individual subsets under seven major group categories: security type; profile; outstanding par value; credit quality; high yielding; underlying company market capitalization; and subsector. A description of how each category is divided is as follows:

Security Type: Cash Pays; Zero Coupon/OIDs; Preferreds; Mandatories; Bonds Only (excludes preferreds and mandatories)

Profile: Typical (Conversion Premium 20% to 70%, inclusive); Equity Sensitive (Conversion Premium less than 20%); Busted (Conversion Premium greater than 70%); Distressed (Bid price below 60% of par (or below 60% of accreted value for zeros and OIDs), excluding mandatories)

Outstanding Size: Minimum $250 million outstanding issue size and greater; Minimum $500 million outstanding issue size and greater

Credit Quality (may be further subdivided): Investment Grade; Non-Investment Grade; Non-Rated Securities

High Yielding: All convertibles with the greater of current yield, yield-to-maturity, or yield-to-put equal to at least 7.5%, separated by convertible type

Underlying Company Market Capitalization: Small Cap (Underlying company market cap less than $3 billion); Mid Cap (Underlying company market cap between $3 billion and $8 billion); Large Cap (Underlying company market cap greater than $8 billion)

Sector (may be further sub-divided): Industrial; Utility; Financial Institutions Rebalancing

The Convertible Composite Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is set at the beginning of each month and remains static for the entire month. If a security falls out of the Convertible Composite Index during the month (falls below minimum market value, defaults, is called, etc.), it will still contribute to returns for the existing month, but will be absent from the following month's returns. All returns are market value weighted by the individual securities making up Convertible Composite Index. Total return for the month will be the sum of price return plus coupon return, both of which are also listed separately. In addition, total returns are also provided on a three-month, six-month, 12-month, year-to-date, and inception-to-date basis. The Statistics Universe is based on a dynamic set of securities that changes semi-monthly according to index criteria and is used to project securities that will compose next month's Returns Universe. If a security fails to meet the minimum index criteria at midmonth pricing (i.e., market value test, matures, defaults, calls/puts, etc), it will drop out of the Statistics Universe but will still contribute to end of month returns data. Also, securities that meet the minimum index criteria, including new issues, may enter the Statistics Universe during the month, but will not contribute to returns for that month. Therefore, the number of securities comprising the Statistics Universe will often differ from the Returns Universe. Basic statistics tracked by the Convertible Composite Index include: market value, coupon, premium, richness/cheapness, implied volatility, call protection, break even, duration, and OAS. Additional statistics include: premium over investment value, parity over investment value, vega-weighted implied volatility, and duration weighted OAS, among others. All statistics are market value weighted, except for average coupon which is par value weighted.

Additional Information with respect to the Barclays Capital U.S. MBS Index

Index Definition

The Barclays Capital U.S. MBS Index (the "MBS Index") is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to the following parameters: (i) agency (GNMA, FNMA, FHLMC); (ii) program (30-year, 15-year. balloon, GPM); (iii) pass-through coupon (6.0%, 6.5%, etc.); and (iv) origination year. In other words, each aggregate is a proxy for the outstanding pools for a given agency, program, issue year, and coupon. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. About 600 of these generic aggregates meet the criteria.

Index Inclusions

Introduced in 1986, the GNMA, FHLMC, and FNMA indices for 30- and 15-year securities have been backdated to January 1976, May 1977, and November 1982, respectively. Balloon securities were added in 1992. 20-year securities were added in July 2000. Agency hybrid adjustable-rate mortgage (ARM) pass-through securities in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating-rate after that period, were added in April 2007. Hybrid ARMs are eligible until 1-year prior to their floating coupon date.

Inclusion Criteria

     - Amount Outstanding: pool aggregates must have at least $250 million current outstanding. Pool aggregates are comprised of individual MBS pools mapped on the basis of agency, program, coupon, and origination year based on WALA. Hybrid ARM Subaggregates that are used to price the index have no minimum liquidity, but must be part of an aggregate that is larger than $250 million.

     - Maturity: pool aggregates must have a weighted average life of at least 1-year. Hybrid ARM Pools/Aggregates must have at least 12 months remaining in the security's fixed-rate term prior to its conversion to a floating rate coupon.

     - Coupon: fixed-rate in half percent increments; Hybrid ARMs in quarter coupon buckets. Hybrid ARM pools are index-eligible only when the pool pays a fixed-rate coupon. Hybrid ARM pools within a subaggregate can range between plus or minus 0.125% from each quarter coupon increment. Fixed-rate quarter coupons were dropped on January 1, 1999.

     -    Currency: denominated in USD.

     -    Market of Issue: SEC-registered, fully taxable issues.

Index Exclusions

The MBS Index excludes buydowns, graduated equity mortgages, project loans, non-agency (whole loan) and jumbo securities. Manufactured homes (GNMA) were originally included but were dropped in January 1992 for liquidity reasons. Graduated payment mortgages (GPMs) were dropped in January 1995 for similar reasons. Non-agency (whole loan) and jumbo securities are excluded. The MBS Index also excludes CMOs. Similar to Treasury STRIPS, the MBS collateral pledged to CMOs is already included in the Index; consequently, including CMOs would result in double counting. Quarterly coupons have been excluded since December 31, 1998.

Pricing

MBS bonds are priced by traders on a daily basis, with generic prices derived from these marks. The fixed-rate aggregates included in the MBS Index are priced daily using a matrix pricing routine based on trader TBA price quotations by agency, program, coupon, and WALA. Hybrid ARM bonds are OAS priced on a weekly, mid-month and month-end basis by traders, with daily subaggregate prices (narrower subsets of the hybrid aggregates used to determine index eligibility) derived from these spread levels and market movements. Bonds in the MBS Index are priced on the bid side. MBS passthroughs (both fixed-rate and Hybrid ARMs) are priced for Public Securities Association (PSA) settlement in the following month and discounted back to same-day settlement at the mortgage repurchase rate. The primary price for each security is analyzed through both statistical routines and scrutiny by the research staff. Significant discrepancies are researched and corrected, as necessary.

Rebalancing

The MBS Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the MBS Index will look like at month-end, when the composition of the MBS Index is next reset. The composition of the Returns Universe is rebalanced monthly, at each month end and represents the set of bonds that returns are calculated on. The Statistics Universe changes daily to reflect issues dropping out of and entering the MBS Index, but is not used for return calculation. On the last Business of the month, the composition of the latest Statistics Universe becomes the Returns Universe for the following month. During the month, indicative changes to securities (e.g. amount outstanding) are reflected in both the statistics and returns universe of the MBS Index on a daily basis. These changes may cause bonds to enter or fall out of the Statistics Universe of the MBS Index on a daily basis, but will affect the composition of the Returns Universe only at month-end when the MBS Index is rebalanced. During the month, the MBS pool aggregates may see changes in amount outstanding due to paydowns and new production among their underlying pools. However, beginning of the month weights are used to aggregate performance from the MBS generic level. Interest and principal payments/paydowns earned by the Returns Universe are held in the MBS Index without a reinvestment return until month-end when it is removed from the MBS Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the following month's Returns Universe.

Additional Information with respect to the Barclays Capital Very Liquid High Yield Index

Index Universes

The Barclays Capital Very Liquid High Yield Index ("High Yield Index") consists of two universes: the Returns Universe and the Statistics Universe.

The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Returns Universe is not adjusted for securities that become eligible for inclusion in the High Yield Index during the month (e.g., because of ratings changes, called bonds, securities falling below one year in maturity) or for issues that are newly eligible (e.g. ratings changes, newly issued bonds). Interest and principal payments earned by the Returns Universe are held in the High Yield Index without a reinvestment return until month-end, when it is removed from the Index.

The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the High Yield Index will look like at month-end, when the composition of the Index is next reset. The Statistics Universe accounts for changes due to new issuance, calls or partial redemptions, ratings changes, and the seasoning of securities. Statistics such as market value, sector weightings and various averages (e.g., coupon, duration, maturity, yield, price, etc.) are updated and reported daily. At the end of each month, the latest Statistics Universe becomes the Returns Universe for the coming month. To ensure that the Statistics Universe is up to date, BCIG maintains an extensive database of call/put features and refunding and sinking schedules on outstanding bonds and continuously monitors the market for retirement, new issuance and rating change activity.

Total Return Calculations

The High Yield Index's results are reported for daily, monthly, quarterly, annual and since-inception reporting periods. Returns are cumulative for the entire period. Intra-month cash flows contribute to monthly returns, but are not reinvested during the month and do not earn a reinvestment return. Intra-month cash flows are reinvested into the returns universe for the following month so that Index results over two or more months reflect monthly compounding. Daily, month-to-date and monthly total returns are calculated based on the sum of price changes, coupon income received or accrued, gain/loss on repayments of principal and, where applicable, currency value fluctuations expressed as a percentage of beginning market value. The High Yield Index's total return is the weighted average of the total returns of the securities that make up the Index, where the weighting factor is full market value (i.e., inclusive of accrued interest) at the start of the period. Cumulative total returns over periods longer than one month are calculated by multiplicatively linking monthly returns.

Market Value Weighting

Returns and most summary statistics for the High Yield Index are market value weighted, accounting for both the market price of index-eligible securities and the accrued interest. Returns data are weighted by market value at the beginning of the period. Statistics, such as index average duration and maturity, are market-value weighted based on end-of-period market value. Average price and coupon are weighted by end-of-period par value.

Pricing and Settlement

All bonds in the High Yield Index are priced by either BCIG or Interactive Data Corporation. Bonds may be quoted in a variety of ways, including nominal spreads over benchmark securities/treasuries, spreads over swap curves or direct price quotes. In some instances the quote type used is a spread measure that results in daily security price changes from the movement of the underlying curve and/or changes in the quoted spread. Bonds in the High Yield Index are priced on the bid side. The initial price for newly issued corporate bonds entering the High Yield Index is the offer side; after that, the bid side price is used. Fallen angels use bid side prices.

The quality of bond pricing is kept at a high level using multi-contributor verification. This process includes utilizing other third-party pricing sources plus a variety of statistical techniques to isolate possible pricing outliers. Significant discrepancies are researched and corrected, as necessary. Bonds are settled on a T+1 basis.

Bond Ratings

All bonds in the High Yield Index must be rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, Inc. ("S&P") and Fitch Ratings Ltd. ("Fitch"), respectively (before July 1, 2005, the lower of Moody's and S&P was used). When a rating from only two agencies is available, the lower ("most conservative") of the two is used to determine eligibility. When a rating from only one agency is available, that rating is used to determine eligibility. A small number of unrated bonds are included in the High Yield Index; to be eligible, they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly.

                               INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Fund's Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that a Fund will meet their investment objectives.

CONCENTRATION

Each Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

PREFERRED SECURITIES

The Preferred Stock ETF will invest in preferred securities. Preferred securities pay fixed or adjustable rate dividends to investors, and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.

Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

BONDS

Each Fixed Income ETF invests a substantial portion of its assets in bonds and the Preferred Stock ETF may invest a portion of its assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the "real" value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

In addition, the Convertible Bond ETF, the Credit Bond ETFs and High Yield Bond ETF invest almost exclusively in corporate bonds and the Preferred Stock ETF may invest a portion of its assets in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

HIGH YIELD SECURITIES

The High Yield Bond ETF invests a large percentage of its assets in high yield debt securities and the Preferred Stock ETF may invest a portion of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the High Yield Bond ETF could sell a high yield security, and could adversely affect the daily net asset value per share of the High Yield Bond ETF. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, the Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

SOVEREIGN DEBT OBLIGATIONS

The International Treasury Bond ETFs and SPDR DB International Government Inflation-Protected Bond ETF invest a substantial portion of their assets in sovereign debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS

Treasury ETFs, TIPS ETF and Mortgage Backed Bond ETF invest almost exclusively in various types of U.S. Government obligations. All other ETFs may invest a portion of their assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

One type of U.S. Government obligations, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.

Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal Home Loan Banks ("FHLB"), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union

Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by FNMA and FHLMC are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

On November 25, 2008, the Federal Reserve announced that it would initiate a program to purchase the direct obligations of housing-related U.S. government-sponsored enterprises ("GSEs") (i.e., FNMA, FHLMC and FHLB) and mortgage-backed securities backed by FNMA, FHLMC and GNMA. The mortgaged-backed securities purchase program is designed to provide support to mortgage and housing markets and foster improved conditions in financial markets through the outright purchase of $500 billion in agency mortgage-backed securities by the end of the second quarter of 2009. Under the program to purchase the direct obligations of housing-related GSEs, the Federal Reserve has pledged up to $100 billion to be in place for the several quarters in order to lower the spreads between rates on GSE direct obligations and U.S. Treasury debt. No assurance can be given that the Federal Reserve initiatives will be successful.

VARIABLE RATE DEMAND OBLIGATIONS

The SPDR S&P VRDO Municipal Bond ETF will invest in Variable Rate Demand Obligations (VRDO). VRDOs are short-term tax exempt fixed income instruments whose yield is reset on a periodic basis. VRDO securities tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a put feature which coincides with the periodic yield reset. For example, a VRDO whose yield resets weekly will have a put feature that is exercisable upon seven days notice. VRDOs are put back to a bank or other entity that serves as a liquidity provider, who then tries to resell the VRDOs or, if unable to resell, holds them in its own inventory. VRDOs are generally supported by either a Letter of Credit or a Stand-by Bond Purchase Agreement to provide credit enhancement.

MUNICIPAL SECURITIES

General. The Municipal Bond ETFs will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Credit Bond ETFs may invest a portion of their assets in municipal securities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Municipal Bond ETFs may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Bond ETF would hold the longer-term security, which could experience substantially more volatility.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Municipal Bond ETFs to value accurately than securities of public corporations. Since the Municipal Bond ETFs invest a significant portion of their portfolios in municipal securities, a Municipal Bond ETF's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Municipal Bond ETF's municipal securities in the same manner.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Municipal Bond ETFs' Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Municipal Bond ETF's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Municipal Bond ETF's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate a Municipal Bond ETF's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond ETF.

CONSIDERATIONS REGARDING INVESTMENT IN CALIFORNIA MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Barclays Capital Short Term Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF and the SPDR Barclays Capital Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California municipal obligations, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on the debt obligations of California issuers. The information is derived from sources that are generally available to investors, including the State's Treasurer's Office's Official Statement and other information promulgated by the State's Treasurer's Office, the Department of Finance and the State Controller's Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Trust or its legal counsel, and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. The information can be found at the website of the California State Treasurer at www.treasurer.ca.gov. No such information is intended to be incorporated by reference into this Statement of Additional Information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Municipal Bond ETF may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Municipal Bond ETFs may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California's economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California's economy is also one of the most diverse in the world, with major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. In May 2009, the Department of Finance projected that the California economy would contract sharply in calendar year 2009 and grow slowly in 2010, with the state's unemployment rate increasing in both years. Since the May 2009 projection, the national and California economies have slowed further, but there have been increasing signs that the rate of decline is moderating. According to the Department of Finance, while unemployment continues to increase, payroll employment continues to fall, and credit remains tight, the rate at which jobs are being lost has declined considerably and more and more financial markets are getting back to normal operation. According to the Department of Finance, although consumers remain cautious and capital spending remains weak, residential real estate markets are starting to improve.

California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax. The state expends money on a variety of programs and services. Significant elements of state expenditures include education (both kindergarten through 12th grade and higher education), health and human services, correctional programs, transportation and debt service. Most of the major revenue sources of the State are deposited into the General Fund, which is the principal operating fund for the majority of the governmental activities of the State. As the Department of Finance reports, California, as the rest of the nation, is in a severe economic recession. According to the Department of Finance, personal income fell in the state in the fourth quarter of 2008 and the first quarter of 2009, down 0.2 percent from a year ago. The weak economy also resulted in a dramatic reduction in state tax revenues over the last two years. According to the State Controller, in August 2009, total General Fund revenues were down by $237 million or 3.6% from estimates made in the Amended 2009 Budget Act signed by the Governor on July 28, 2009 (the "Amended 2009 Budget Act"). This was largely due to personal income tax revenues that were 8.9% below estimates and sales tax revenues that were 5.5% below estimates. While corporate taxes were $27.3 million or 22.6% above estimates, the total for personal income, sales and corporate tax revenues combined were below estimates by $405 million or 6.5%.

California's 2008 Budget Act was enacted in mid-September 2008, as a result of difficulty balancing the budget with reduced revenues. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, before the massive economic downturn in September and October of 2008. As a result, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, inducing the California Legislature to enact corrective actions. Consequently, the Initial 2009 Budget Act was adopted on February 19, 2009. However, the state continued to experience significant declines in revenues and other financial pressures. On July 24, 2009, the Legislature approved amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act includes an additional $24 billion in solutions to address the budget shortfall identified in the Initial 2009 Budget Act. Under the Amended 2009 Budget Act, General Fund revenues and transfers are projected to increase 6.4 percent, from $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10, due to the enactment of certain temporary new revenue measures (as discussed further below). The Amended Budget Act contains $84.6 billion in General Fund appropriations for 2009-10, as compared to $91.5 billion in 2008-09, a 7.6 percent decrease. The total reserve for the State is projected to be $500 million in 2010, as compared to negative $4.5 billion in 2009.

The Amended 2009 Budget Act as well as other budget initiatives are summarized below. However, the Amended 2009 Budget Act and related legislation addressing the state's financial situation are based on a variety of assumptions. There can be no assurances that the financial condition of the state will not be further materially adversely affected by actual conditions or circumstances, including but not limited to: 1) the state's economic performance being significantly worse that projected, resulting in lower cash receipts from major tax sources;
2) furloughs and/or layoffs of State workers resulting in potential General Fund revenue loss; 3) current and future legal challenges to budget solutions as well as other numerous legal proceedings the state is a party to; 4) the potential that the state may be required by orders of a federal court to fund prison healthcare improvements in excess of amounts set forth in the Amended 2009 Budget Act; and 5) the impact of any current or future legislation.

BUDGET INITIATIVES

Cash Management

The State has regularly issued short-term obligations to meet cash flow needs in the form of a type of external borrowing called "revenue anticipation notes" ("RANs"). RANs mature prior to the end of fiscal year issuance. The State has issued RANs in 22 of the last 23 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any

"Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay "Priority Payments," payments made to, among other things, (i) support the public school system and public institutions of higher education, (ii) pay principal on general obligation bonds and general obligation notes of the state (as described below),
(iii) reimburse local governments for certain reductions in ad valorem property taxes, (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be to repay borrowings and (v) pay, among other things, state employees' wages and benefits, state payments to pension and other state employee benefit trust funds and lease payments to support lease revenue bonds. For the 2008-09 fiscal year, the State's cash management plan anticipated the issuance of a total of $7 billion of RANs, beginning with the initial issuance of $5 billion worth of RANs, with additional notes to be sold at a later date. However, the state did not issue additional RANs, following the release of reduced projections of revenues. Without the additional money from a second RAN sale, starting in February 2009, the Controller deferred making payments, such as tax refunds to certain vendors and payments to counties for certain social services during the month of February 2009. The February 2009 Budget Package included several bills to improve the state's cash management resources, including authorization of additional internal borrowings from special funds and the deferral of certain payments to schools and local governments. In addition, the state received early payment from the federal economic stimulus bill and issued $500 million of new RANs. In March 2009, the state was able to repay all deferred payments and all of its other obligations through June 30, 2009, including the repayment of $5.5 billion of RANS. On July 2, 2009, facing a potential cash shortage, the Controller issued registered warrants to pay certain lower-priority state obligations. Registered warrants are interest bearing obligations (commonly known as "IOUs") that may be issued with or without a maturity date. The state issued approximately $2.6 billion of registered warrants to pay a variety of obligations commencing on July 2, 2009, all of which were called for early redemption and ceased to accrue interest as of September 3, 2009. Approximately $590 million of registered warrants have yet to be presented for redemption and remain outstanding as of September 2009. Since the 1930s, the state had only issued registered warrants once before, in 1992, during another economic recession and in the midst of a delayed budget enactment. During the period from July 2 to September 4, 2009, the state continued to pay its highest priority obligations, including payments to schools, with normal warrants and debt service on state bonds. On August 27, 2009, the state issued interim RANs of $1.5 billion, with a maturity date of October 5, 2009.

Special Fund for Economic Uncertainties

The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller must then return the money so transferred without payment of interest as soon as there is sufficient money in the General Fund. The State Controller is also authorized to transfer the unencumbered balance in the General Fund to the SFEU, as of the end of each fiscal year.

Budget Stabilization Account

In March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 establishes a special budgetary reserve, the Budget Stabilization Account ("BSA"). Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues was transferred by the State Controller into the BSA (to reach a ceiling of 3 percent by 2008-09). These transfers would continue until the balance in the BSA reached $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would go back into effect whenever the balance falls below $8 billion or the 5 percent mark. The BSA is used to repay the ERBs and provide a "rainy-day" fund for future economic downturns or natural disasters. Proposition 58 also allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

The 2007, 2008 and 2009 Budget Acts give the Director of Finance authority to transfer money from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.494 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008 due to a $24.3 billion budget deficit identified in the 2008-09 Budget. Consequently, on May 28, 2008, the Governor suspended the 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the 2008-09 Budget. Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to BSA. There are currently no monies in the BSA.

AMENDED 2009 BUDGET ACT

The Amended 2009 Budget Act includes several major changes in General Fund revenues. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it does include certain tax law changes intended to increase tax compliance and accelerate the receipt of revenues. As part of the Amended 2009 Budget Act, the Department of Finance assumed that revenues in fiscal year 2009-10 would be $3.0 billion lower than the level assumed in the 2009-10 May forecast. Additional revenues were expected to be generated from the following tax law changes: (i) temporary sales tax law increase effective April 1, 2009 through June 30, 2011; (ii) a temporary increase in vehicle license fees effective May 19, 2009 through June 30, 2011; (iii) additional purchase income tax surcharge; and (iv) temporary reduction in the personal income tax exemption credit for dependents. However, the expected additional revenue from these tax law changes did not take into account the $3.0 billion reduction in anticipated revenues. Other tax law changes are expected to affect the General Fund. For example, requiring non-retailers to register with the Board of Equalization and submit tax returns that were subject to the use tax but for which no such tax has yet been paid is expected to increase General Fund sales and use tax revenue by $26 million in 2009-10 and $123 million in 2010-11. Accelerated estimated tax payments are expected to accelerate $250 million in personal income tax receipts and $260 million in corporate tax receipts, while accelerated wage withholding is expected to accelerate $1.7 billion of personal income tax receipts into 2009-10. Requiring backup withholding on gambling winnings and for individuals or entities that report payments on IRS Form 1099 is expected to increase personal income tax revenues by $32 million in 2009-10.

ABOUT MUNICIPAL OBLIGATIONS

As of August 1, 2009, the State had outstanding approximately $68.8 billion aggregate principal amount of long-term general obligation bonds, of which approximately $58.9 billion were payable primarily from the state's General Fund, and approximately $9.9 billion were payable first from the other revenue sources. As of August 1, 2009, there were unused voter authorizations for the future issuance of approximately $54.7 billion of long-term obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion are for bonds payable first from other revenue sources. The general obligation bond law also permits the state to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of August 1, 2009, the state had outstanding $7.3 billion principal amount of variable rate general obligation bonds (which includes a portion of Economic Recovery Bonds ("ERBs") described below), representing about 10.5 percent of the state's total outstanding general obligation bonds as of that date. The state is required to pay the principal of any general obligation bonds, with the exception of ERBs, which are subject to optional or mandatory tender. After August 1, 2009, the statue issued $199.9 million of general obligation bonds with a mandatory tender date of November, 2012, in a private placement to a government entity. As noted, the state may also issue commercial paper notes, some, but not all, of which may be renewed or refunded by the issuance of long-term bonds. It is currently the state's policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. The balance of such funding has been done through internal borrowing by the state. The state then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). As of August 26, 2009, approximately $1.5 billion in aggregate principal amount of general obligation commercial paper notes were outstanding.

In addition to general obligation bonds, the State also issues lease purchase obligations. Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a state agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. As of August 1, 2009, the State had approximately $8 billion in outstanding General Fund-supported lease purchase obligations. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $11.6 billion of authorized and unissued lease revenue bonds as of August 1, 2009. Certain state agencies and authorities also issue revenue bonds for which the General Fund has no liability. As of June 30, 2009, state agencies and authorities had approximately $53 billion aggregate principal amount of revenue bonds and notes outstanding which are non-recourse to the General Fund. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary from the credit quality of those obligations backed by the full faith and credit of the State.

Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and issued to approximately $66.3 billion as of August 1, 2009. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bond are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Amended 2009 Budget Act assumes that $14 billion of general obligation bonds will be issued in fiscal year 2009-10.

Economic Recovery Bonds

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds ("ERBs") to finance the State's negative General Fund balance.

The repayment of the ERBs is secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25% starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor's Budget, the state issued approximately $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except refunding bonds which may be issued in the future.

Tobacco Settlement Revenue Bonds

In 1998, the state signed a settlement agreement with four major cigarette manufacturers (the "Manufacturers"). Under the settlement agreement, the Manufacturers agreed to make payments to the state in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Half of the payments made by the Manufacturers will be paid to the state and half to local governments (all counties and cities of San Diego, Los Angeles, San Francisco and San Jose). In connection with the settlement, a bill was enacted authorizing the issuance of revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. In 2003, in connection with a second sale of the bonds, the bill was amended to require the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second sale) of the bonds when such tobacco settlement revenues are insufficient. Tobacco settlement revenue bonds are neither general nor legal obligations of the state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the state or any political subdivision is or shall be pledged to the payment of any such bonds, with the exception of the General Fund appropriation request previously discussed. Although payments have been adjusted in the past, to date, tobacco settlement revenues have been sufficient to pay debt service with respect to the bonds, and therefore no request for an appropriation has ever been invoked.

California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including RANs and RAWs, when due. As of the last Official Statement from the Treasurer's Office released at the end of September 2009, the state's general obligation bonds were rated "Baa1" by Moody's, "A" by S&P, and BBB by Fitch. The RANs have received ratings of MIG 1, SP-1 and F-2 by Moody's, S&P and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

CONSIDERATIONS REGARDING INVESTMENT IN NEW YORK MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Barclays Capital Short Term Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF and the SPDR Barclays Capital Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on issuers' ability to maintain debt service on their obligations. The information is primarily derived from the Annual Information Statement of the State of New York and updates and supplements thereto. These sources are prepared by the Department of Budget and are available to investors at www.budget.state.ny.us. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Trust or its legal counsel and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The Annual Information Statement ("AIS") of the State of the New York is provided by the Department of Budget ("DOB") subsequent to the fiscal year end of March 31. The AIS constitutes the official disclosure statement regarding the financial condition of the State of New York. The information provided below is based on the AIS dated May 15, 2009 and the Update to Annual Information Statement dated July 30, 2009 ("First Quarterly Update"). The AIS is updated on a quarterly basis. No such information is intended to be incorporated by reference in this Statement of Additional Information.

The State accounts for all of its spending and revenues by the fund in which the activity takes place and the broad category or purpose of that activity. Funds include the General Fund and other funds specified for dedicated purposes (collectively, "State Operating Funds"). The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund, which is the fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since the Governor is statutorily required to balance the General Fund, it is often the focus of the State's budget discussion. Each year, the Legislature and the Governor enact an Enacted Budget Financial Plan ("Enacted Budget") which is prepared by the DOB and contains estimates for the upcoming fiscal year and projections for the next two fiscal years. This year, the Enacted Budget contains estimates for the 2009-2010 fiscal year and projections for the 2010-11 through 2012-13 fiscal years.

The State's economy and finances are subject to many complex, economic, social, environmental and political risks and uncertainties, many of which are outside of the ability of the State to control. These include, but are not limited to, the performance of the national and State economies and the impact of continuing write-downs and other costs on the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of calendar year 2008 wage and bonus activity on the State tax settlement in fiscal year 2009-10; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the Enacted Budget; and actions taken by the Federal government, including audits, disallowances, and change in aid levels. Such risks and uncertainties may affect the Enacted Budget unpredictably from fiscal year to fiscal year.

According to the First Quarterly Update, the DOB is projecting declines in several of the State's economic indicators, greater than those that followed in the wake of September 11. Private sector employment is projected to fall 2.7 percent, the largest annual decline since 1990. The DOB also estimates that State wages will experience the largest annual decline in the history of available data. According to the First Quarterly Update, the DOB projects that the decline in State wages, combined with the depressed equity and real estate markets, will severely impact virtually all of the State's revenue sources. Total personal tax income collections for 2009-10 are expected to decline by 2.0 from the prior fiscal year, and collection results for the income tax in April and May were below the same period a year ago, and $503 million below the Enacted Budget projection. As a result, income tax collections for the fiscal year are expected to be $1.1 billion below the Enacted Budget forecast. Also according to the First Quarterly Update, projected sales tax receipts have been lowered by more than $400 million from the Enacted Budget estimate. The amount of sales tax receipts received fell below the prior year's amount in October 2008, and have declined each month thereafter--representing the largest declines in the history of available data.

Revised General Fund Receipts and Disbursements Estimates

The General Fund finances various state programs including, among other programs, school aid, Medicaid and higher education. The General Fund receives the majority of the State's tax money, specifically revenue from personal income, sales and business taxes. As a result of the projected decline in personal income tax and sales tax receipts, as well as the overall economic downturn, the DOB has significantly revised its estimates and projections for 2009-10 in the First Quarterly Update. The DOB has made revisions to estimated receipts of the General Fund, which have affected estimates for General Fund disbursements.

According to the First Quarterly Update, although the DOB estimate of a $1.4 billion balance for the 2009-10 fiscal year end remains unchanged from the Enacted Budget, the DOB has revised the estimated General Fund receipts downward by $1.97 billion to $52.4 billion in 2009-10. The most significant downward revisions were to personal income taxes and sales taxes receipts, as previously discussed. According to the First Quarterly Update, estimates for other tax sources, as well as receipts from investment income and the disposition of abandoned property, have also been reduced on an updated assessment of market conditions. The estimates for General Fund disbursements have also been revised to $55.1 billion in the First Quarterly Update, a $151 million increase from the Enacted Budget forecast. This primarily reflects lower estimates from receipts from lottery proceeds, which results in a corresponding increase in General Fund support for school aid. Additionally, starting in 2010-11, the DOB projects substantial increases in state share pension contributions to state employer retirement programs, as a result of expected lower rates of return on fund investments, which result in corresponding costs to the State.

The DOB estimates that, absent legislative and administrative action, the changes to the General Fund receipts and disbursements forecast in the First Quarterly Update will result in a budget gap of $2.1 billion in the current fiscal year, with budget gaps increasing in future years. According to the First Quarterly Update, the Governor will propose a Program to Eliminate the GAP ("PEG"), which proposes substantial reductions in local assistance and other spending. The PEG is expected to be ready for legislative consideration in the fall 2009.

STATE DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. General obligation debt and lease-purchase obligations are discussed in greater detail below. The State also issues interest rate exchange agreements and variable rate obligations.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

General Obligation Bonds

There is no constitutional limit on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 ("Debt Reform Act") imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installment or installments that result in substantially level or declining debt service payments, mature within 40 years of issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years of issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds to thirty years. Under the State Constitution, the State may undertake short-term borrowings without voter approval. Long-term general obligation borrowing is prohibited unless authorized for a specified amount and purpose by the Legislature and approved by the voters.

In the State, general obligation debt is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was approximately $ 455 million ($268 million for the prior year), and as of March 31, 2009, the total amount of general obligation debt outstanding was $
3.3 billion ($3.2 billion for the prior year).

The DOB projects that approximately $599 million in general obligation bonds will be issued in 2009-10 ($457 million for the prior year).

Lease-Purchase and Contractual Obligation Financings and Personal Income Tax Revenue Bonds

The State utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings which involve obligations of public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State's highway and bridge program,

SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

The State also issues Personal Income Tax ("PIT") Revenue Bonds through authorized issuers of the State that are used to fund various capital programs. While lease-purchase and contractual obligations have financed the State's capital programs, the DOB expects that State PIT Revenue Bonds will continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service-contract or lease-purchase payments. According to the AIS, as of March 31, 2009, approximately $13.7 billion of State PIT Revenue Bonds were outstanding. The Enacted Budged projects that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-10. Additionally, the Enacted Budget authorizes the use of PIT revenue bonds to finance the mental health facilities program, due to the turbulence in the credit markets. Credit spreads for bonds issued to support the State's mental health programs have diverged by more than 100 basis points from PIT bonds.

The State may also enter into statutorily authorized contingent-contractual obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on bonds. According to the AIS, the State has never been required to make any payments, and does not expect to make any payments, under this financing arrangement in the 2009-10 fiscal year. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The only current authorization provides for a State guarantee of repayment for designated projects of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA"). As of March 31, 2009, JDA had approximately $32.5 million of bonds outstanding. According to the AIS, the State has never been called upon, and does not anticipate being called upon in the 2009-10 fiscal year, to make any payments pursuant to the State guarantee.

Net Variable Rate Obligations and Interest Rate Exchange Agreements

Issuers of State-supported debt are also authorized to issue limited amounts of variable rate debt instruments and enter into a limited amount of interest rate exchange agreements. Each is limited to no more than 20 percent of total outstanding State-supported debt. According to the AIS, as of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire period through 2012-13.

Debt Reduction and Debt Reform Cap

According to the First Quarterly Update, debt outstanding and debt service costs are expected to remain below the limits imposed in the Debt Reform Act. The available room under the debt outstanding cap is expected to decline from 0.98 percent ($9.2 billion) in 2008-09 to 0.06 percent ($700 million) in 2013-14. According to the First Quarterly Update, this projection represents an improvement compared to the Enacted Budget, which projected debt outstanding exceeding the cap beginning in 2012-13. The revised projections primarily reflect an improved forecast for State personal income for future years. However, projections for cap calculations are subject to change, as they are extremely sensitive to the volatility of personal income levels. Additionally, the State utilizes the Debt Reduction Reserve Fund ("DRRF"), created in 1998, to set aside resources to reduce State-supported indebtedness. Since 1999-2000, over $1.3 billion has been deposited to the DRRF and used to (i) pay cash for projects that would otherwise have been bond financed, (ii) defease high cost debt or (iii) provide resources to redeem existing high-cost State-supported debt. According to the AIS, the State spent $49 million of DRRF in 2008-09 to defease high cost-debt. The Enacted Budget for 2009-10 authorizes up to $250 million for the DRRF to deal with uncertain market conditions.

Conclusion

The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and public authorities. This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance.

Public authorities are the State's public benefit corporations, created pursuant to State law. These authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The State's access to public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using State-supported and State-related debt. As of December 31, 2009, the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of what constitutes State-supported or State-related debt. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

According to the AIS, the fiscal demands on the State may be affected by the fiscal condition of New York City and other localities. New York City relies in part on State aid to balance its budget and meet its cash requirements. Certain other localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Ultimately, localities or any of their respective public authorities may suffer from serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

The State is also a party to various legal proceedings and claims, some of which include potential monetary claims that the State deems to be material (generally in excess of $100 million). Such proceedings and claims could adversely affect the State's finances in the 2009-10 fiscal year or thereafter.

INFLATION-PROTECTED OBLIGATIONS

The TIPS ETF invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." The SPDR DB International Government Inflation-Protected Bond ETF invests almost exclusively in inflation-protected public obligations of major governments and emerging market countries, excluding the United States, also commonly known as "TIPS." TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

MORTGAGE PASS-THROUGH SECURITIES

The Aggregate Bond ETF and Mortgage Backed Bond ETF may each invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Aggregate Bond ETF and Mortgage Backed Bond ETF seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Aggregate Bond ETF and Mortgage Backed Bond ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

The Aggregate Bond ETF and Mortgage Backed Bond ETF may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

FOREIGN CURRENCY TRANSACTIONS

The International Treasury Bond ETFs, SPDR DB International Government Inflation-Protected Bond ETF and SDPR DJ Global Titans ETF may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future and can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Adviser, the Funds may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the "Board") who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the Securities and Exchange Commission ("SEC") under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. Although State Street has agreed to provide the Funds with indemnification in the event of a borrower default, the Funds are still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day - as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of their respective total assets.

COMMERCIAL PAPER

Each Fund may invest in commercial paper as described in the Prospectus. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and
(vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, each Fund's investment restrictions and the Trust's exemptive relief, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The SPDR DJ Global Titans ETF may purchase publicly traded common stocks of foreign corporations, the Preferred Stock ETF may invest in U.S. registered, dollar-denominated preferred securities of foreign issuers, and Aggregate Bond ETF, High Yield Bond ETF, International Treasury Bond ETFs, Credit Bond ETFs and SPDR DB International Government Inflation-Protected Bond ETF may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The SPDR DJ Global Titans ETF's and Preferred Stock ETF's investment in common stock of foreign corporations may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities market, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the Untied States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission ("CFTC") regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit the Fund's exposure to loss.

CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

SPDR Dow Jones Total Market ETF, SPDR Dow Jones Large Cap ETF, SPDR Dow Jones Large Cap Growth ETF, SPDR Dow Jones Large Cap Value ETF, SPDR Dow Jones Mid Cap ETF, SPDR Dow Jones Mid Cap Growth ETF, SPDR Dow Jones Mid Cap Value ETF, SPDR Dow Jones Small Cap ETF, SPDR Dow Jones Small Cap Growth ETF, SPDR Dow Jones Small Cap Value ETF and SPDR Dow Jones REIT ETF will invest in REITs only to the extent that their underlying Indexes invest in REITs, although it is expected that only the SPDR Dow Jones REIT ETF will be concentrated in the real estate sector. REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

RATINGS

An investment-grade rating means the security or issuer is rated investment-grade by Moody's(R) Investors Service ("Moody's"), Standard & Poor's(R) ("S&P"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See "HIGH YIELD SECURITIES" above for more information relating to the risks associated with investing in lower rated securities.

                        SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                            INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Concentrate its investments (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 33(1)/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the Index for creation of Creation Units);

4. Pledge(1), hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings as set forth above in restriction 2. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

----------
(1) There is no limit on the percentage of total assets a Fund may pledge. Each Fund, however, will only pledge assets as consistent with Section 18 of the 1940 Act. Accordingly, based on SEC staff interpretation, the Fund will only pledge up to one-third of its total assets.

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short;

9. Invest in commodities or commodity contracts, except that the Fund may transact in exchange traded futures contracts on securities, indexes and options on such futures contracts and make margin deposits in connection with such contracts;

10. With respect to the Equity ETFs (except the Preferred Stock ETF), change its investment objective;

11. With respect to the SPDR Barclays Capital Municipal Bond ETF, the SPDR Barclays Capital Short Term Municipal Bond ETF and the SPDR S&P VRDO Municipal Bond ETF invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from Federal income tax;

12. With respect to the SPDR Barclays Capital California Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and California income tax; or

13. With respect to the SPDR Barclays Capital New York Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and New York income tax.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

3. With respect to the Equity ETFs (excluding the Preferred Stock ETF), under normal circumstances, invest less than 95% of its total assets in securities that comprise its relevant Index. Prior to any change in a Fund's 95% investment policy, such Fund will provide shareholders with 60 days written notice;

4. With respect to the Preferred ETF, under normal circumstances, invest less than 80% of its total assets in preferred securities or securities deemed by the index provider to be functionally equivalent to preferred. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

5. With respect to each Fixed Income ETF, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. With respect to the Aggregate Bond ETF and Mortgage Backed Bond ETF, TBA transactions are included within this 80% investment policy. With respect to the SPDR S&P VRDO Municipal Bond ETF, securities that have economic characteristics substantially identical to the economic characteristics of the securities that comprise the Index are included within this 80% investment policy. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice;

6. With respect to the High Yield Bond ETF, invest, under normal circumstances, less than 80% of its assets in bonds that are rated below investment grade. Prior to any change this 80% investment policy, the Fund will provide shareholders with 60 days written notice; or

7. With respect to the Aggregate Bond ETF and Credit Bond ETFs, under normal circumstances, invest less than 80% of its total assets in fixed income securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

8. With respect to the SPDR Barclays Capital 1-3 Month T-Bill ETF, under normal circumstances, invest less than 80% of its total assets in U.S. Treasury bills. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

9. With respect to the SPDR Barclays Capital Intermediate Term Treasury ETF and SPDR Barclays Capital Long Term Treasury ETF, under normal circumstances, invest less than 80% of its total assets in U.S. Treasury securities. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

10. With respect to the SPDR DB International Government Inflation-Protected Bond ETF, under normal circumstances, invest less than 80% of its total assets in fixed income securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

11. With respect to the International Treasury Bond ETFs, under normal circumstances, invest less than 80% of its total assets in government bonds. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

12. With respect to the SPDR Barclays Capital TIPS ETF, under normal circumstances, invest less than 80% of its total assets in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

13. With respect to the SPDR Barclays Capital Mortgage Backed Bond ETF, invest, under normal circumstances, less than 80% of its assets in mortgage backed bonds. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice. For purposes of this policy, TBA Transactions are considered mortgage backed securities.

14. With respect to the SPDR Barclays Capital Convertible Bond ETF, invest, under normal circumstances, less than 80% of its assets in convertible bonds. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                          EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under the "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

                            MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management, operations and business affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below:

TRUSTEES

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                  TERM OF             PRINCIPAL           IN FUND
                                                OFFICE AND          OCCUPATION(S)         COMPLEX             OTHER
NAME, ADDRESS                   POSITION(S)      LENGTH OF           DURING PAST         OVERSEEN         DIRECTORSHIPS
AND YEAR OF BIRTH               WITH FUNDS      TIME SERVED            5 YEARS          BY TRUSTEE       HELD BY TRUSTEE
-----------------------------   -----------   --------------   ----------------------   ----------   -----------------------
INDEPENDENT TRUSTEES
FRANK NESVET*
c/o SPDR Series Trust                                          Chief Executive
State Street Financial Center                                  Officer, Libra Group,
One Lincoln Street              Independent   Unlimited        Inc. (1998-present) (a                SPDR Index
Boston, MA 02111-2900           Trustee,      Elected:         financial services                    Shares Funds
1943                            Chairman      September 2000   consulting company).         92       (Trustee).

HELEN F. PETERS                 Independent   Unlimited        Professor of                 92       Federal Home Loan
c/o SPDR Series Trust           Trustee,      Elected:         Finance, Carroll                      Bank of Boston
State Street Financial Center   Chair of      September 2000   School of                             (Director); BJ's
One Lincoln Street              Audit                          Management,                           Wholesale Clubs
Boston, MA 02111-2900           Committee                      Boston College                        (Director);
1948                                                           (2003-present);                       SPDR Index
                                                               Dean, Boston                          Shares Funds
                                                               College (August                       (Trustee); Eaton
                                                               2000-2003).                           Vance Funds (Trustee).

DAVID M. KELLY                  Independent   Unlimited        Retired.                     92       Chicago Stock
c/o SPDR Series Trust           Trustee       Elected:                                               Exchange
State Street Financial Center                 September 2000                                         (Public Governor/
One Lincoln Street                                                                                   Director);
Boston, MA 02111-2900                                                                                Penson Worldwide Inc.
1938                                                                                                 (Director);
                                                                                                     SPDR Index
                                                                                                     Shares Funds
                                                                                                     (Trustee).

INTERESTED TRUSTEE
JAMES E. ROSS*                  Interested    Unlimited        President, SSgA              123      SPDR Index
SSgA Funds Management, Inc.     Trustee,      Elected          Funds Management,                     Shares Funds (Trustee);
State Street Financial          President     President:       Inc. (2005-present);                  Select Sector SPDR
Center                                        May 2005,        Principal, SSgA Funds                 Trust (Trustee); State
One Lincoln Street                            elected          Management, Inc.                      Street Master Funds
Boston, MA 02111                              Trustee:         (2001-present);                       (Trustee); and
1965                                          November 2005    Senior Managing                       State Street
                                                               Director, State Street                Institutional
                                                               Global Advisors                       Investment Trust
                                                                (2006-present);                      (Trustee).
                                                               Principal, State
                                                               Street Global
                                                               Advisors
                                                               (2000-2006).

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

OFFICERS

                                                       TERM OF              PRINCIPAL
                                                      OFFICE AND          OCCUPATION(S)
NAME, ADDRESS                         POSITION(S)     LENGTH OF            DURING PAST
AND YEAR OF BIRTH                      WITH FUNDS    TIME SERVED             5 YEARS
-----------------                     ------------  -------------   ------------------------
ELLEN M. NEEDHAM                      Vice          Unlimited       Principal, SSgA
SSgA Funds Management, Inc.           President     Elected:        Funds Management,
State Street Financial Center                       March 2008      Inc. (1992-present)*;
One Lincoln Street                                                  Managing Director,
Boston, MA 02111                                                    State Street Global
1967                                                                Advisors (1992-
                                                                    present).*

MICHAEL P. RILEY                      Vice          Unlimited       Principal, State
SSgA Funds Management, Inc.           President     Elected:        Street Global
State Street Financial Center                       February 2005   Advisors
One Lincoln Street                                                  (2005-present);
Boston, MA 02111                                                    Assistant
1969                                                                Vice
                                                                    President, State
                                                                    Street Bank and
                                                                    Trust Company
                                                                    (2000-2004).

GARY L. FRENCH                        Treasurer     Unlimited       Senior Vice
State Street Bank and Trust Company                 Elected:        President,
Two Avenue de Lafayette                             May 2005        State Street Bank
Boston, MA 02111                                                    and Trust Company
1951                                                                (2002-present).

RYAN M. LOUVAR                        Secretary     Unlimited       Vice President and
State Street Bank and Trust Company                 Elected:        Senior Counsel, State
Four Copley Place, CPH0326                          August 2008     Street Bank and Trust
Boston, MA 02116                                                    Company (2005-
1972                                                                present)*; Counsel,
                                                                    BISYS Group, Inc.
                                                                    (2000-2005) (a financial
                                                                    services company).

MARK E. TUTTLE                        Assistant     Unlimited       Vice President and
State Street Bank and Trust Company   Secretary     Elected:        Counsel, State Street
Four Copley Place, CPH0326                          August 2007     Bank and Trust Company
Boston, MA 02116                                                    (2007-present)*;
1970                                                                Assistant Counsel,
                                                                    BISYS Group, Inc.
                                                                    (2005-2007)*;
                                                                    (a financial services
                                                                    company); Sole
                                                                    Practitioner, Mark E.
                                                                    Tuttle Attorney
                                                                    at Law (2004-2005).

*    Served in various capacities during noted time period.

                                                       TERM OF             PRINCIPAL
                                                      OFFICE AND         OCCUPATION(S)
NAME, ADDRESS                         POSITION(S)     LENGTH OF           DURING PAST
AND YEAR OF BIRTH                      WITH FUNDS    TIME SERVED            5 YEARS
-----------------                     ------------  -------------   -----------------------
MATTHEW FLAHERTY                      Assistant     Unlimited       Assistant Vice
State Street Bank and Trust Company   Treasurer     Elected:        President, State
Two Avenue de Lafayette                             May 2005        Street Bank and
Boston, MA 02111                                                    Trust
1971                                                                (1994-present).*

CHAD C. HALLETT                       Assistant     Unlimited       Vice President,
State Street Bank and Trust Company   Treasurer     Elected:        State Street Bank and
Two Avenue de Lafayette                             May 2006        Trust Company
Boston, MA 02111                                                    (2001-present).*
1969

LAURA F. HEALY                        Assistant     Unlimited       Vice President, State
State Street Bank and Trust Company   Treasurer     Elected:        Street Bank and Trust
Two Avenue de Lafayette                             November 2007   Company
Boston, MA 02111                                                    (2002-present).*
1964

JULIE B. PIATELLI                     Chief         Unlimited       Principal and Senior
SSgA Funds Management, Inc.           Compliance    Elected:        Compliance Officer,
State Street Financial Center         Officer       August 2007     SSgA Funds
One Lincoln Street                                                  Management, Inc.
Boston, MA 02111                                                    (2004-present);
1967                                                                Vice President, State
                                                                    Street Global Advisors
                                                                    (2004-present); Senior
                                                                    Manager,
                                                                    PricewaterhouseCoopers,
                                                                    LLP (1999-2004).

*    Served in various capacities during noted time period.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust other than the Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust and SPDR Index Shares Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $90,000 plus $5,000 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $10,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2009.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE
                                         ACCRUED      ANNUAL       TRUST AND
                         AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
NAME OF                COMPENSATION     OF TRUST       UPON         PAID TO
INDEPENDENT TRUSTEE   FROM THE TRUST    EXPENSES    RETIREMENT    TRUSTEES(1)
-------------------   --------------   ----------   ----------   ------------
Frank Nesvet              $92,431          N/A          N/A        $120,500
Helen F. Peters           $80,456          N/A          N/A        $104,750
David M. Kelly            $73,400          N/A          N/A        $ 95,500

(1)  The Fund Complex includes the Trust and SIS Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three (3) times during the fiscal year ended June 30, 2009.

Trustee Committee. The Board has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met six (6) times during the fiscal year ended June 30, 2009.

Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended June 30, 2009 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2008:

                                     AGGREGATE DOLLAR
                                     RANGE OF EQUITY
                                    SECURITIES IN ALL
                   DOLLAR RANGE   REGISTERED INVESTMENT
                    OF EQUITY     COMPANIES OVERSEEN BY
                    SECURITIES     TRUSTEE IN FAMILY OF
NAME OF TRUSTEE    IN THE TRUST    INVESTMENT COMPANIES
---------------   -------------   ---------------------
Frank Nesvet          None                 None
Helen F. Peters       None                 None
David M. Kelly        None                 None
James Ross*       Over $100,000        Over $100,00

*    Indicates an Interested Trustee

As of December 31, 2008, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Sub-Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or the Distributor.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached at the end of this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at www.SPDRs.com; and (3) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of August 31, 2009, the Adviser managed approximately $159 billion. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement ("Investment Advisory Agreement") between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for the Board's approval or continuation of the Investment Advisory Agreements regarding certain Funds is available in the Trust's Semi-Annual Reports to Shareholders dated December 31, 2008 and in the Trust's Annual Reports to Shareholders dated June 30, 2009.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

                  (Remainder of Page Intentionally Left Blank)

FUND*                                                                    2009            2008            2007
-----                                                               --------------   -------------   ---------------
SPDR Dow Jones Total Market ETF                                     $  261,839       $  257,836      $  227,116
SPDR Dow Jones Large Cap ETF                                        $   38,680       $   19,647      $   20,064
SPDR Dow Jones Large Cap Growth ETF                                 $  386,520       $  586,477      $  398,028
SPDR Dow Jones Large Cap Value ETF                                  $  184,359       $  246,649      $  273,742
SPDR Dow Jones Mid Cap ETF                                          $   54,982       $  057,258      $   47,327
SPDR Dow Jones Mid Cap Growth ETF                                   $   83,742       $  106,276      $   54,070
SPDR Dow Jones Mid Cap Value ETF                                    $   23,568       $   34,339      $   26,369
SPDR Dow Jones Small Cap ETF                                        $   38,918       $   30,623      $   37,119
SPDR Dow Jones Small Cap Growth ETF                                 $  189,756       $  234,058      $  194,548
SPDR Dow Jones Small Cap Value ETF                                  $  175,605       $  244,529      $  252,641
SPDR DJ Global Titans ETF                                           $  491,732       $  895,844      $  755,195
SPDR Dow Jones REIT ETF                                             $2,556,320       $3,122,143      $3,265,350
SPDR KBW Bank ETF                                                   $2,952,524       $1,384,053      $  297,528
SPDR KBW Capital Markets ETF                                        $  284,784       $  554,651      $  374,033
SPDR KBW Insurance ETF                                              $  266,043       $  361,356      $  219,812
SPDR KBW Mortgage Finance ETF                                       $    3,169(19)   $      N/A(1)   $      N/A(1)
SPDR KBW Regional Banking ETF                                       $2,104,178       $1,129,500      $  306,864
SPDR Morgan Stanley Technology ETF                                  $  877,701       $1,153,381      $  836,091
SPDR S&P Dividend ETF                                               $1,413,666       $  886,075      $  698,190(2)
SPDR S&P Biotech ETF                                                $1,627,334       $  738,841      $  225,104
SPDR S&P Homebuilders ETF                                           $1,948,518       $1,611,063      $  858,557
SPDR S&P Metals & Mining ETF                                        $1,220,504       $1,230,393      $  267,776
SPDR S&P Oil & Gas Equipment & Services ETF                         $  525,881       $  677,773      $  155,676
SPDR S&P Oil & Gas Exploration & Production ETF                     $  910,986       $  519,865      $  110,034
SPDR S&P Pharmaceuticals ETF                                        $  117,780       $   31,390      $   64,396
SPDR S&P Retail ETF                                                 $1,148,265       $  655,884      $  190,588
SPDR S&P Semiconductor ETF                                          $  134,485       $  427,086      $  249,795
SPDR Barclays Capital 1-3 Month T-Bill ETF                          $1,009,609       $  239,109      $    4,865(4)
SPDR Barclays Capital TIPS ETF                                      $  296,748       $   96,914      $    8,945(4)
SPDR Barclays Capital Intermediate Term Treasury ETF                $  121,750       $   30,949      $    1,466(3)
SPDR Barclays Capital Long Term Treasury ETF                        $   22,181       $   22,725      $    1,383(3)
SPDR Barclays Capital Intermediate Term Credit Bond ETF             $   11,601(16)   $      N/A(1)   $      N/A(1)
SPDR Barclays Capital Long Term Credit Bond ETF                     $    2,869(17)   $      N/A(1)   $      N/A(1)
SPDR Barclays Capital Convertible Bond ETF                          $   25,703(18)   $      N/A(1)   $      N/A(1)
SPDR Barclays Capital Mortgage Backed Bond ETF                      $    4,757(15)   $      N/A(1)   $      N/A(1)
SPDR Barclays Capital Aggregate Bond ETF                            $  293,499(13)   $   95,188(6)   $   1,997(3)(5)
SPDR Barclays Capital Municipal Bond ETF                            $1,163,532(14)   $  320,856(7)   $      N/A(1)
SPDR Barclays Capital California Municipal Bond ETF                 $   55,641       $   22,055(8)   $      N/A(1)
SPDR Barclays Capital New York Municipal Bond ETF                   $   25,428       $   19,009(9)   $      N/A(1)
SPDR Barclays Capital Short Term Municipal Bond ETF                 $  548,332       $   76,766(8)   $      N/A(1)
SPDR DB International Government Inflation-Protected Bond ETF       $1,193,883       $  131,707(10)  $      N/A(1)
SPDR Barclays Capital Short Term International Treasury Bond ETF    $   12,994(15)   $      N/A(1)   $      N/A(1)
SPDR Barclays Capital International Treasury Bond ETF               $4,358,661       $1,601,822(11)  $      N/A(1)
SPDR Barclays Capital High Yield Bond ETF                           $3,253,605       $  446,395(12)  $      N/A(1)

----------
* Funds not listed in the table above had not commenced operations as of June 30, 2009.

(1)  The Fund was not operational.

(2) During this period, the Adviser waived $23,961 of its fees for the SPDR S&P Dividend ETF, thus the Adviser actually received $674,229 for the period.

(3)  The Fund commenced operations on May 23, 2007.

(4)  The Fund commenced operations on May 25, 2007.

(5) For the period May 23, 2007, the Fund's inception date, to June 30, 2007. During this period, the Adviser waived $583 of its fees for the SPDR Barclays Capital Aggregate Bond ETF, thus the Adviser actually received $1,414 for the period.

(6) During this period, the Adviser waived $26,908 of its fees for the SPDR Barclays Capital Aggregate Bond ETF, thus the Adviser actually received $68,280 for the period.

(7) For the period September 11, 2007, the Fund's inception date, to June 30, 2008. During this period, the Adviser waived $108,696 of its fees for the SPDR Barclays Capital Municipal Bond ETF, thus the Adviser actually received $212,160 for the period.

(8)  The Fund commenced operations on October 10, 2007.

(9)  The Fund commenced operations on October 11, 2007.

(10) The Fund commenced operations on March 13, 2008.

(11) The Fund commenced operations on October 2, 2007.

(12) The Fund commenced operations on November 28, 2007.

(13) During this period, the Adviser waived $85,818 of its fees for the SPDR Barclays Capital Aggregate Bond ETF, thus the Adviser actually received $207,681 for the period.

(14) During this period, the Adviser waived $398,212 of its fees for the SPDR Barclays Capital Municipal Bond ETF, thus the Adviser actually received $765,320 for the period.

(15) The Fund commenced operations on January 15, 2009.

(16) The Fund commenced operations on February 10, 2009.

(17) The Fund commenced operations on March 10, 2009.

(18) The Fund commenced operations on April 14, 2009.

(19) The Fund commenced operations on April 29, 2009.

INVESTMENT SUB-ADVISER - SPDR Dow Jones REIT ETF

Pursuant to the Advisory Agreement between the SPDR Dow Jones REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones REIT ETF's investments, subject to supervision of the Adviser and the Board while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of August 31, 2009, Tuckerman managed approximately $6.3 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

A discussion regarding the basis for the Board's approval or continuation of the Sub-Advisory Agreement is available in the Trust's Semi-Annual Report to Shareholders dated December 31, 2008.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the SPDR Dow Jones REIT ETF. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Tuckerman for its services:

FUND                        2009       2008       2007
----                      --------   --------   --------
SPDR Dow Jones REIT ETF   $485,141   $598,277   $614,726

PORTFOLIO MANAGERS

The Adviser manages the Funds, and with respect to Dow Jones REIT ETF, the Sub-Adviser manages such Fund, using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:

FUND                                                               PORTFOLIO MANAGERS
----                                                               -----------------------------------------------
All Equity ETFs (Excluding the SPDR Dow Jones REIT ETF)            Lynn Blake and John Tucker
SPDR Dow Jones REIT ETF                                            Amos J. Rogers III and Sophia Banar
SPDR Barclays Capital 1-3 Month T-Bill ETF                         Todd Bean, Steve Meier and Jeff St. Peters
SPDR Barclays Capital TIPS ETF                                     David Kobuszewski and James Mauro
SPDR DB International Government Inflation-Protected Bond ETF
SPDR Barclays Capital Intermediate Term Treasury ETF               Michael Brunell, John Kirby and Elya Schwartzman
SPDR Barclays Capital Long Term Treasury ETF
SPDR Barclays Capital Aggregate Bond ETF
SPDR Barclays Capital Short Term International Treasury Bond ETF
SPDR Barclays Capital International Treasury Bond ETF
SPDR Barclays Capital High Yield Bond ETF
Municipal Bond ETFs                                                Matthew Pappas and Timothy Ryan
SPDR Barclays Capital Intermediate Term Credit Bond ETF            John Kirby and Allen Kwong
SPDR Barclays Capital Long Term Credit Bond ETF
SPDR Barclays Capital Mortgage Backed Bond ETF                     Allen Kwong and Karen Tsang
SPDR Barclays Capital Convertible Bond ETF                         Michael Brunell and Elya Schwartzman

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                   OTHER ACCOUNTS MANAGED AS OF JUNE 30, 2009

                    REGISTERED                   POOLED                                               TOTAL
                    INVESTMENT     ASSETS      INVESTMENT      ASSETS                   ASSETS       ASSETS
PORTFOLIO            COMPANY       MANAGED      VEHICLE       MANAGED      OTHER       MANAGED       MANAGED
MANAGER              ACCOUNTS    (BILLIONS)*    ACCOUNTS    (BILLIONS)*   ACCOUNTS   (BILLIONS)*   (BILLIONS)*
--------            ----------   -----------   ----------   -----------   --------   -----------   -----------
Lynn Blake              84          $42.68         216        $241.78       239        $171.54       $  456
John Tucker             84          $42.68         216        $241.78       239        $171.54       $  456
Todd Bean               11          $66.94           9        $ 83.98        21        $  8.39       $159.31
Steven Meier            11          $66.94           9        $ 83.98        21        $  8.39       $159.31
Jeff St. Peters         11          $66.94           9        $ 83.98        21        $  8.39       $159.31
David Kobuszewski        0               0           2        $  2.13         5        $   5.5       $  7.63
James Mauro              0               0           2        $  2.13         5        $   5.5       $  7.63
Michael Brunell          5          $ 3.63          85        $ 34.98        153       $ 78.95       $117.56
John Kirby               5          $ 3.63          85        $ 34.98        153       $ 78.95       $117.56
Elya Schwartzman         5          $ 3.63          85        $ 34.98        153       $ 78.95       $117.56
Allen Kwong              5          $ 3.63          85        $ 34.98        153       $ 78.95       $117.56
Karen Tsang              5          $ 3.63          85        $ 34.98        153       $ 78.95       $117.56
Matthew Pappas           4          $ 0.20          8         $  2.29         19       $ 84.58       $ 87.07
Timothy Ryan             4          $ 0.20          8         $  2.29         19       $ 84.58       $ 87.07

*    There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2009.

PORTFOLIO                                         DOLLAR RANGE OF TRUST
MANAGER                       FUND              SHARES BENEFICIALLY OWNED
---------           -------------------------   -------------------------
Lynn Blake                    None                       None
John Tucker                   None                       None
Todd Bean                     None                       None
Steven Meier          SPDR S&P Dividend ETF           $1-$10,000
Jeff St. Peters               None                       None
David Kobuszewski             None                       None
                      SPDR DB International
                      Government Inflation
James Mauro            Protected Bond ETF          $10,001-$20,000
Michael Brunell               None                       None
John Kirby                    None                       None
Elya Schwartzman    SPDR S&P Homebuilders ETF         $1-$10,000
Allen Kwong         SPDR S&P Homebuilders ETF         $1-$10,000
Karen Tsang                   None                       None
Matthew Pappas                None                       None
Timothy Ryan                  None                       None

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

SPDR Dow Jones REIT ETF. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the SPDR Dow Jones REIT ETF and assets under management in those accounts as of June 30, 2009.

                     REGISTERED                POOLED                                              TOTAL
                     INVESTMENT   ASSETS       INVESTMENT   ASSETS                  ASSETS        ASSETS
                      COMPANY     MANAGED      VEHICLE      MANAGED      OTHER      MANAGED       MANAGED
PORTFOLIO MANAGER     ACCOUNTS    (BILLIONS)   ACCOUNTS     (BILLIONS)   ACCOUNTS   (BILLIONS)   (BILLIONS)
-----------------    ----------   ----------   ----------   ----------   --------   ----------   ----------
Amos J. Rogers III       10          $1.87         13          $0.76        28         $0.71        $3.34
Sophia Banar             10          $1.87         13          $0.76        28         $0.71        $3.34


The following table lists the dollar range of Fund Shares beneficially owned by the portfolio managers of the SPDR Dow Jones REIT ETF as of June 30, 2009 is as follows:

                       DOLLAR RANGE OF FUND
                     SHARES BENEFICIALLY OWNED
                     ------------------------
Amos J. Rogers III         $1-$10,000
Sophia Banar                     None

The Tuckerman Groups' portfolio managers are compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's income generated by all accounts included within the manager's investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Tuckerman based on assets under management. Tuckerman bases incentive bonuses on income earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients. Most senior professionals, including portfolio managers have ownership interests in the firm.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds each Fund's assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement ("Transfer Agency Agreement").

COMPENSATION. As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next $3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement ("Distribution Agreement") with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units, for which it may receive commissions or other fees from such Authorized Participants.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Funds.

Each Fund, except for the SPDR Dow Jones Total Market ETF, has adopted a Distribution and Service (Rule 12b-1) Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940
Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under the Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by the Fund under the Plan will be compensation for distribution, investor services or marketing services for the Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, the Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under the Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of a Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

                             BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Adviser considers the full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks ("ECNs") when appropriate.

SSgA FM does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. SSgA FM does not "pay up" for the value of any such proprietary research. SSgA FM may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits for SSgA. Although SSgA FM's clients' commissions are not used for third party soft dollars, SSgA FM's and SSgA's clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the Equity ETFs and by SPDR Barclays Capital Convertible Bond ETF for the fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers and, except for the SPDR Barclays Capital Convertible Bond ETF, the Fixed Income ETFs did not pay any brokerage commissions. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility and the demand for a particular Fund.

FUND*                                               2009       2008         2007
-----                                             --------   --------     -------
SPDR Dow Jones Total Market ETF                   $ 11,495   $  2,237    $  6,670
SPDR Dow Jones Large Cap ETF                      $    412   $    110    $    113
SPDR Dow Jones Large Cap Growth ETF               $  3,845   $  1,890    $    968
SPDR Dow Jones Large Cap Value ETF                $  2,410   $  1,431    $  1,540
SPDR Dow Jones Mid Cap ETF                        $    387   $    491    $    264
SPDR Dow Jones Mid Cap Growth ETF                 $    254   $  1,108    $    286
SPDR Dow Jones Mid Cap Value ETF                  $    369   $    301    $    552
SPDR Dow Jones Small Cap ETF                      $    602   $    355    $    430
SPDR Dow Jones Small Cap Growth ETF               $  1,880   $  4,339    $  3,433
SPDR Dow Jones Small Cap Value ETF                $  2,768   $  1,774    $  3,621
SPDR DJ Global Titans ETF                         $  2,185   $ 30,124    $  7,119
SPDR Dow Jones REIT ETF                           $ 19,810   $ 55,562    $ 67,430
SPDR KBW Bank ETF                                 $ 98,355   $  6,079    $  1,653
SPDR KBW Capital Markets ETF                      $  9,658   $  2,568    $  3,850
SPDR KBW Insurance ETF                            $  2,372   $    272    $    734
SPDR KBW Mortgage Finance ETF**                   $     16        N/A***       N/A***
SPDR KBW Regional Banking ETF                     $ 82,318   $ 23,534    $ 12,994
SPDR Morgan Stanley Technology ETF                $  5,162   $  1,785    $  2,428
SPDR S&P Dividend ETF                             $530,308   $ 30,744    $ 21,516
SPDR S&P Biotech ETF                              $174,847   $ 10,335    $  2,409
SPDR S&P Homebuilders ETF                         $822,644   $136,494    $ 13,897
SPDR S&P Metals & Mining ETF                      $212,864   $ 36,218    $  4,638
SPDR S&P Oil & Gas Equipment & Services ETF       $ 17,165   $  6,303    $    952
SPDR S&P Oil & Gas Exploration & Production ETF   $ 29,099   $  2,487    $  2,792
SPDR S&P Pharmaceuticals ETF                      $ 11,856   $    275    $    229
SPDR S&P Retail ETF                               $154,352   $ 74,210    $  7,856
SPDR S&P Semiconductor ETF                        $ 15,588   $  7,585    $ 39,235
SPDR Barclays Capital Convertible Bond ETF****    $  5,501        N/A***      N/A***

----------
* Equity ETFs not listed in the table above had not commenced operations as of June 30, 2009.

**   The Fund commenced operations on April 29, 2009.

***  The Fund was not operational as of the fiscal year end noted in the table.

**** The Fund commenced operations on April 14, 2009.

Securities of "Regular Broker-Dealer." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.

Holdings in Shares of Regular Broker-Dealers as of June 30, 2009.

Bank of America Corp.               $86,553,808
Citigroup, Inc.                     $84,874,476
JP Morgan Chase                     $71,671,063
The Goldman Sachs Group, Inc.       $14,589,123
Morgan Stanley & Co., Inc.          $10,436,174
Investment Technology Group, Inc.   $ 2,196,716
Merrill Lynch & Co., Inc.           $ 1,250,102
Credit Suisse                       $   589,316
Deutsche Bank                       $   442,706

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for each Fund is expected to be under 100%, except with respect to the SPDR Barclays Capital Aggregate Bond ETF, SPDR Barclays Capital 1-3 Month T-Bill ETF and SPDR Barclays Capital Mortgage Backed Bond ETF which may experience significantly higher turnover. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL PURCHASE AND SALE INFORMATION."

The Depository Trust Company ("DTC") acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CONVEYANCE OF ALL NOTICES, STATEMENTS AND OTHER COMMUNICATIONS TO BENEFICIAL OWNERS IS EFFECTED AS FOLLOWS. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of October 2, 2009, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:

                                                                                   PERCENTAGE OF
FUND                                                NAME AND ADDRESS                 OWNERSHIP
----                                   -----------------------------------------   -------------
SPDR Dow Jones Total Market ETF        National Financial Services Corp.             29.50%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                  13.52%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       The Northern Trust Company                     5.16%
                                       50 South LaSalle Street, Level A
                                       Chicago, IL 60675

SPDR Dow Jones Large Cap ETF           Schwab (Charles) & Co., Inc.                  50.01%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.             10.48%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Goldman, Sachs & Co                            7.57%
                                       180 Maiden Lane
                                       New York, NY 10038

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.     7.12%
                                       4 World Financial Center
                                       New York, NY 10080

SPDR Dow Jones Large Cap Growth ETF    Schwab (Charles) & Co., Inc.                  35.19%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       LPL Financial Corporation                     14.41%
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    10.64%
                                       4 World Financial Center
                                       New York, NY 10080

                                       National Financial Services Corp.              8.81%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR Dow Jones Large Cap Value ETF     Schwab (Charles) & Co., Inc.                  23.97%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    18.07%
                                       4 World Financial Center
                                       New York, NY 10080

                                       National Financial Services Corp.              9.97%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Pershing, L.L.C.                               6.90%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       LPL Financial Corporation                      6.22%
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121

                                       TD Ameritrade, Inc.                            5.76%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

SPDR Dow Jones Mid Cap ETF             Schwab (Charles) & Co., Inc.                  29.90%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.              9.03%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citigroup Global Markets, Inc.                 7.27%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       The Bank of New York Mellon                    7.12%
                                       One Wall Street, 5th Floor
                                       New York, NY 10286

                                       UBS Financial Services Inc.                    6.04%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.     5.18%
                                       4 World Financial Center
                                       New York, NY 10080

SPDR Dow Jones Mid Cap Growth ETF      LPL Financial Corporation                     33.75%
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121

                                       National Financial Services Corp.             14.46%
                                       200 Liberty Street
                                       New York, NY 10281

                                       TD Ameritrade, Inc.                           14.26%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Schwab (Charles) & Co., Inc.                   7.04%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

SPDR Dow Jones Mid Cap Value ETF       Morgan, Keegan & Company, Inc.                16.83%
                                       50 North Front Street, 4th Floor
                                       Memphis, TN 38103

                                       Goldman, Sachs & Co.                          11.68%
                                       180 Maiden Lane
                                       New York, NY 10038

                                       TD Ameritrade, Inc.                           11.36%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       UBS Financial Services Inc.                    8.94%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

                                       Schwab (Charles) & Co., Inc.                   7.89%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Timber Hill L.L.C.                             6.90%
                                       Two Pickwick Plaza
                                       Greenwich, CT 06830

                                       JPMorgan Chase Bank, National                  6.02%
                                       Association
                                       14201 Dallas Parkway
                                       Dallas, TX 75254

                                       National Financial Services Corp.              5.69%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR Dow Jones Small Cap ETF           National Financial Services Corp.             21.52%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                  20.93%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Pershing, L.L.C.                               8.06%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       TD Ameritrade, Inc.                            6.51%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

SPDR Dow Jones Small Cap Growth ETF    Schwab (Charles) & Co., Inc.                  25.92%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       LPL Financial Corporation                     16.03%
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121

                                       National Financial Services Corp.             12.40%
                                       200 Liberty Street
                                       New York, NY 10281

                                       TD Ameritrade, Inc.                            9.08%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

SPDR Dow Jones Small Cap Value ETF     National Financial Services Corp.             15.65%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                  15.51%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       TD Ameritrade, Inc.                           14.21%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Wells Fargo Bank, National Association         7.46%
                                       733 Marquette Avenue South
                                       Minneapolis, MN 55479

                                       Pershing, L.L.C.                               5.91%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR DJ Global Titans ETF              National Financial Services Corp.             10.28%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    10.01%
                                       4 World Financial Center
                                       New York, NY 10080

                                       The Northern Trust Company                     9.41%
                                       50 South LaSalle Street, Level A
                                       Chicago, IL 60675

                                       Schwab (Charles) & Co., Inc.                   7.90%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Bank of New York Mellon (The)                  7.58%
                                       One Wall Street, 5th Floor
                                       New York, NY 10286

                                       Citigroup Global Markets, Inc.                 6.64%
                                       388 Greenwich Street
                                       New York, NY 10013

SPDR Dow Jones REIT ETF                State Street Bank & Trust Company             24.88%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

                                       Schwab (Charles) & Co., Inc.                  11.16%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Wachovia Bank, N.A.                           10.64%
                                       1525 West W. T. Harris Boulevard
                                       Charlotte, NC 28288

                                       National Financial Services Corp.              7.53%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR KBW Bank ETF                      Morgan Stanley & Co. Incorporated             10.05%
                                       1 Pierrepont Plaza, 5th Floor
                                       Brooklyn, NY 11201

                                       Schwab (Charles) & Co., Inc.                   8.52%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       First Clearing L.L.C.                          6.91%
                                       901 East Byrd Street
                                       Richmond, VA 23219

                                       Goldman, Sachs & Co.                           5.86%
                                       180 Maiden Lane
                                       New York, NY 10038

                                       Citibank, N.A.                                 5.84%
                                       3800 Citigroup Center Tampa
                                       Tampa, FL 33610

                                       National Financial Services Corp.              5.51%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR KBW Capital Markets ETF           Citigroup Global Markets, Inc.                10.80%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Schwab (Charles) & Co., Inc.                  10.15%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.              8.11%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.     6.87%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Goldman, Sachs & Co.                           6.79%
                                       180 Maiden Lane
                                       New York, NY 10038

                                       First Clearing L.L.C.                          5.09%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

SPDR KBW Insurance ETF                 Citigroup Global Markets, Inc.                18.13%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Pershing, L.L.C.                               9.24%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       J.P. Morgan Clearing Corp.                     7.60%
                                       245 Park Avenue
                                       New York, NY 10167

                                       Bank of New York Mellon (The)                  7.13%
                                       One Wall Street, 5th Floor
                                       New York, NY 10286

                                       Schwab (Charles) & Co., Inc.                   6.51%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Goldman, Sachs & Co.                           6.45%
                                       180 Maiden Lane
                                       New York, NY 10038

SPDR KBW Mortgage Finance ETF          Merrill Lynch, Pierce Fenner & Smith, Inc.    86.12%
                                       4 World Financial Center
                                       New York, NY 10080

                                       J.P. Morgan Clearing Corp.                     7.64%
                                       245 Park Avenue
                                       New York, NY 10167

                                       Timber Hill L.L.C.                             5.52%
                                       Two Pickwick Plaza
                                       Greenwich, CT 06830

SPDR KBW Regional Banking ETF          State Street Bank & Trust Company             14.27%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

                                       Brown Brothers Harriman & Co.                 10.51%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Schwab (Charles) & Co., Inc.                   6.16%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       J.P. Morgan Clearing Corp.                     5.01%
                                       245 Park Avenue
                                       New York, NY 10167

SPDR Morgan Stanley Technology ETF     First Clearing L.L.C.                         27.20%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       The Northern Trust Company                    21.25%
                                       50 South LaSalle Street, Level A
                                       Chicago, IL 60675

                                       Schwab (Charles) & Co., Inc.                   9.56%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

SPDR S&P Dividend ETF                  Schwab (Charles) & Co., Inc.                  28.87%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.             10.66%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Jones (Edward D.) & Co.                        7.41%
                                       700 Maryville Centre Drive
                                       St. Louis, MO 63141

                                       First Clearing L.L.C.                          5.80%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       Morgan Stanley & Co.                           5.21%
                                       Incorporated/Retail
                                       75 Varick Street
                                       New York, NY 11201

SPDR S&P Biotech ETF                   Schwab (Charles) & Co., Inc.                  12.53%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp               7.25%
                                       200 Liberty Street
                                       New York, NY 10281

                                       The Bank of New York Mellon                    6.40%
                                       One Wall Street, 5th Floor
                                       New York, NY 10286

                                       Citigroup Global Markets, Inc.                 6.17%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       JPMorgan Chase Bank, National                  5.77%
                                       Association
                                       14201 Dallas Parkway
                                       Dallas, TX 75254

SPDR S&P Homebuilders ETF              Brown Brothers Harriman & Co.                 16.89%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Schwab (Charles) & Co., Inc.                   7.15%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Citigroup Global Markets, Inc.                 7.10%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       National Financial Services Corp               6.78%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citibank, N.A.                                 5.69%
                                       3800 Citigroup Center Tampa
                                       Tampa, FL 33610-9122

SPDR S&P Metals & Mining ETF           Brown Brothers Harriman & Co.                 14.62%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Schwab (Charles) & Co., Inc.                  11.60%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corporation        7.66%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR S&P Oil & Gas Equipment &
Services ETF                           Schwab (Charles) & Co., Inc.                  18.46%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       First Clearing L.L.C.                         11.05%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       National Financial Services Corp.             10.28%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citigroup Global Markets, Inc.                 6.65%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       The Bank of New York Mellon                    6.47%
                                       One Wall Street, 5th Floor
                                       New York, NY 10286

                                       Morgan Stanley & Co. Incorporated/Retail       5.69%
                                       75 Varick Street
                                       New York, NY 11201

SPDR S&P Oil & Gas Exploration &
Production ETF                         Pershing, L.L.C.                              10.96%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       Brown Brothers Harriman & Co.                 10.94%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Schwab (Charles) & Co., Inc.                  10.34%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Citigroup Global Markets, Inc.                 9.99%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       National Financial Services Corporation        5.57%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR S&P Pharmaceuticals ETF           Brown Brothers Harriman & Co.                 17.31%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    15.65%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Schwab (Charles) & Co., Inc.                  10.93%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Citigroup Global Markets, Inc.                 7.56%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       First Clearing L.L.C.                          6.11%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       Baird (Robert W.) & Co., Incorporated          5.60%
                                       777 East Wisconsin Avenue
                                       First Wisconsin Center
                                       Milwaukee, WI 53202

SPDR S&P Retail ETF                    Morgan Stanley & Co. Incorporated             18.91%
                                       1 Pierrepont Plaza, 5th Floor
                                       Brooklyn, NY 11201

                                       J.P. Morgan Clearing Corp.                    12.54%
                                       245 Park Avenue
                                       New York, NY 10167

                                       Citigroup Global Markets, Inc.                 6.11%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       National Financial Services Corporation        6.02%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                   5.50%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       State Street Bank & Trust Company              5.41%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

SPDR S&P Semiconductor ETF             Citigroup Global Markets, Inc.                15.01%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       First Clearing L.L.C.                         11.81%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       Schwab (Charles) & Co., Inc.                  11.69%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    10.41%
                                       4 World Financial Center
                                       New York, NY 10080

                                       National Financial Services Corp               9.35%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Raymond James & Associates, Inc.               6.51%
                                       880 Carillon Parkway
                                       St. Petersburg, FL 33733

SPDR Wells Fargo Preferred Stock ETF   First Clearing L.L.C.                         30.79%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       Citigroup Global Markets, Inc.                14.77%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       National Financial Services Corp              13.46%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                   7.20%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Wells Fargo Investments, L.L.C.                6.44%
                                       608 Second Avenue South, 5th Floor
                                       Minneapolis, MN 55479

SPDR Barclays Capital 1-3 Month
T-Bill ETF                             Citigroup Global Markets, Inc.                17.21%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    11.87%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Schwab (Charles) & Co., Inc.                  10.27%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Morgan Stanley & Co. Incorporated/Retail      10.15%
                                       75 Varick Street
                                       New York, NY 11201

                                       UBS Financial Services Inc.                    8.77%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

                                       National Financial Services, Inc.              8.38%
                                       200 Liberty Street
                                       New York, NY 10281

                                       TD Ameritrade, Inc.                            7.53%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

SPDR Barclays Capital TIPS ETF         Schwab (Charles) & Co., Inc.                  17.32%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services, Inc.             12.83%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    10.90%
                                       4 World Financial Center
                                       New York, NY 10080

                                       First Clearing L.L.C.                          8.48%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       UBS Financial Services Inc.                    5.89%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

                                       TD Ameritrade, Inc.                            5.82%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Pershing, L.L.C.                               5.14%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR Barclays Capital Intermediate
Term Treasury ETF                      TD Ameritrade Clearing, Inc.                  46.57%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Brown Brothers Harriman & Co.                 10.49%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    10.33%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Schwab (Charles) & Co., Inc.                   5.63%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

SPDR Barclays Capital Long Term
Treasury ETF                           Merrill Lynch & Co., Inc.                     27.14%
                                       4 World Financial Center
                                       250 Vesey Street
                                       New York, NY 10080

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    14.96%
                                       4 World Financial Center
                                       New York, NY 10080

                                       LPL Financial Corporation                      6.68%
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121

                                       National Financial Services Corp               6.15%
                                       200 Liberty Street
                                       New York, NY 10281

                                       The Bank of New York Mellon                    5.87%
                                       One Wall Street, 5th Floor
                                       New York, NY 10286

SPDR Barclays Capital Intermediate
Term Credit Bond ETF                   First Clearing L.L.C.                         23.94%
                                       901 East Byrd Street
                                       Richmond, VA 23219

                                       National Financial Services Corp              11.21%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Huntingon National Bank                       11.09%
                                       7 Easton Oval EA4E62
                                       Columbus, OH 43219

                                       Citigroup Global Markets, Inc.                10.34%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       J.P. Morgan Clearing Corp.                     6.46%
                                       245 Park Avenue
                                       New York, NY 10167

                                       TD Ameritrade, Inc.                            6.15%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.     6.04%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Morgan Stanley & Co. Incorporated/Retail       5.00%
                                       75 Varick Street
                                       New York, NY 11201

SPDR Barclays Capital Long Term
Credit Bond ETF                        Pershing, L.L.C.                              16.93%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       National Financial Services Corp              15.83%
                                       200 Liberty Street
                                       New York, NY 10281

                                       First Clearing L.L.C.                         11.03%
                                       901 East Byrd Street
                                       Richmond, VA 23219

                                       J.P. Morgan Clearing Corp.                     9.53%
                                       245 Park Avenue
                                       New York, NY 10167

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.     7.50%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Citigroup Global Markets, Inc.                 6.21%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Schwab (Charles) & Co., Inc.                   6.15%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

SPDR Barclays Capital Convertible
Bond ETF                               Schwab (Charles) & Co., Inc.                  14.90%
                                       101 Montgomery Street
                                       San Francisco, CA 94101


                                       National Financial Services Corp               9.10%
                                       200 Liberty Street
                                       New York, NY 10281

                                       First Clearing L.L.C.                          8.98%
                                       901 East Byrd Street
                                       Richmond, VA 23219

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.     8.51%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Citigroup Global Markets, Inc.                 7.63%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       State Street Bank & Trust Company              7.27%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

                                       Northern Trust Company (The)                   6.37%
                                       50 South LaSalle Street, Level A
                                       Chicago, IL 60675

                                       UBS Financial Services Inc.                    5.11%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

SPDR Barclays Capital Mortgage
Backed Bond ETF                        J.P. Morgan Clearing Corp.                    20.41%
                                       245 Park Avenue
                                       New York, NY 10167

                                       National Financial Services Corp              13.65%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                  12.08%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Citigroup Global Markets, Inc.                11.42%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       TD Ameritrade, Inc.                           11.38%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       First Clearing L.L.C.                          6.29%
                                       901 East Byrd Street
                                       Richmond, VA 23219

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.     6.02%
                                       4 World Financial Center
                                       New York, NY 10080


                                       State Street Bank & Trust Company              5.82%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

                                       Pershing, L.L.C.                               5.02%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR Barclays Capital Aggregate Bond
ETF                                    Merrill Lynch, Pierce Fenner & Smith, Inc.    15.30%
                                       4 World Financial Center
                                       New York, NY 10080

                                       State Street Bank & Trust Company             10.83%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

                                       National Financial Services Corp               9.35%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citigroup Global Markets, Inc.                 8.93%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       TD Ameritrade, Inc.                            6.04%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Merrill Lynch & Co., Inc.                      5.41%
                                       4 World Financial Center
                                       250 Vesey Street
                                       New York, NY 10080

                                       Pershing, L.L.C.                               5.30%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR Barclays Capital Municipal Bond
ETF                                    Merrill Lynch, Pierce Fenner & Smith, Inc.    13.57%
                                       4 World Financial Center
                                       New York, NY 10080

                                       National Financial Services Corp              10.98%
                                       200 Liberty Street
                                       New York, NY 10281

                                       First Clearing L.L.C.                         10.90%
                                       901 East Byrd Street
                                       Richmond, VA 23219

                                       Schwab (Charles) & Co., Inc.                  10.59%
                                       101 Montgomery Street
                                       San Francisco, CA 94101


                                       Citigroup Global Markets, Inc.                10.09%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Pershing, L.L.C.                               6.35%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       UBS Financial Services Inc.                    5.91%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

SPDR Barclays Capital California
Municipal Bond ETF                     Morgan Stanley & Co. Incorporated/Retail      30.57%
                                       75 Varick Street
                                       New York, NY 11201

                                       Citigroup Global Markets, Inc.                12.98%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Schwab (Charles) & Co., Inc.                   9.47%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       First Clearing L.L.C.                          9.20%
                                       901 East Byrd Street
                                       Richmond, VA 23219

                                       National Financial Services Corp               8.94%
                                       200 Liberty Street
                                       New York, NY 10281

                                       UBS Financial Services Inc.                    6.08%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

SPDR Barclays Capital New York
Municipal Bond ETF                     Citigroup Global Markets, Inc.                25.37%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       National Financial Services Corp              14.03%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    10.63%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Morgan Stanley & Co. Incorporated/Retail       9.89%
                                       75 Varick Street
                                       New York, NY 11201

                                       TD Ameritrade, Inc.                            7.94%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Schwab (Charles) & Co., Inc.                   6.20%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Pershing, L.L.C.                               5.01%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR Barclays Capital Short Term
Municipal Bond ETF                     Merrill Lynch, Pierce Fenner & Smith, Inc.    15.43%
                                       4 World Financial Center
                                       New York, NY 10080

                                       National Financial Services Corp              11.91%
                                       200 Liberty Street
                                       New York, NY 10281

                                       First Clearing L.L.C.                         11.32%
                                       901 East Byrd Street
                                       Richmond, VA 23219

                                       Schwab (Charles) & Co., Inc.                  10.94%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       UBS Financial Services Inc.                    8.66%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

                                       Bank of America N.A./ GWIM Trust               6.11%
                                       Operations
                                       414 N. Akard Street, 5th Floor
                                       Dallas, TX 75201

SPDR S&P VRDO Municipal Bond ETF       J.P. Morgan Clearing Corp.                    48.57%
                                       245 Park Avenue
                                       New York, NY 10167

                                       Goldman Sachs Execution & Clearing,           26.18%
                                       L.P.
                                       30 Hudson Street, 4th Floor
                                       Jersey City, NJ 07302

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.    21.90%
                                       4 World Financial Center
                                       New York, NY 10080

SPDR DB International Government
Inflation-Protected Bond ETF           Schwab (Charles) & Co., Inc.                  15.95%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp              15.17%
                                       200 Liberty Street
                                       New York, NY 10281

                                       The Bank of New York Mellon                    7.63%
                                       One Wall Street, 5th Floor
                                       New York, NY 10286

                                       Morgan Stanley & Co. Incorporated/Retail       7.46%
                                       75 Varick Street
                                       New York, NY 11201

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.     6.87%
                                       4 World Financial Center
                                       New York, NY 10080

SPDR Barclays Capital Short Term
International Treasury Bond ETF        National Financial Services Corp              24.24%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                  15.13%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Citigroup Global Markets, Inc.                10.08%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Pershing, L.L.C.                               7.70%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       TD Ameritrade, Inc.                            6.18%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

SPDR Barclays Capital International
Treasury Bond ETF                      Schwab (Charles) & Co., Inc.                  17.43%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp              13.74%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citigroup Global Markets, Inc.                 8.13%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.     7.10%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Pershing, L.L.C.                               6.95%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR Barclays Capital High Yield
Bond ETF                               First Clearing L.L.C.                         11.50%
                                       901 East Byrd Street
                                       Richmond, VA 23219

                                       National Financial Services Corp              11.14%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                   9.49%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       State Street Bank & Trust Company              8.17%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a "Creation Unit," either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The principal consideration for creations and redemptions for each Equity ETF is principally in-kind. The principal consideration for creations and redemptions for each Fixed Income ETF set forth in the table below:

FUND                                                                   CREATION*   REDEMPTION*
----                                                                   ---------   -----------
SPDR Barclays Capital 1-3 Month T-Bill ETF..........................   In-Kind      In-Kind
SPDR Barclays Capital TIPS ETF......................................   In-Kind      In-Kind
SPDR Barclays Capital Intermediate Term Treasury ETF................   In-Kind      In-Kind
SPDR Barclays Capital Long Term Treasury ETF........................   In-Kind      In-Kind
SPDR Barclays Capital Intermediate Term Credit Bond ETF.............   In-Kind      In-Kind
SPDR Barclays Capital Long Term Credit Bond ETF.....................   In-Kind      In-Kind
SPDR Barclays Capital Convertible Bond ETF..........................   In-Kind      In-Kind
SPDR Barclays Capital Mortgage Backed Bond ETF......................     Cash         Cash
SPDR Barclays Capital Aggregate Bond ETF............................   In-Kind**    In-Kind**
SPDR Barclays Capital Municipal Bond ETF............................     Cash       In-Kind
SPDR Barclays Capital California Municipal Bond ETF.................     Cash       In-Kind
SPDR Barclays Capital New York Municipal Bond ETF...................     Cash       In-Kind
SPDR Barclays Capital Short Term Municipal Bond ETF.................     Cash       In-Kind
SPDR S&P VRDO Municipal Bond ETF....................................     Cash       In-Kind
SPDR DB International Government Inflation-Protected Bond ETF.......     Cash         Cash
SPDR Barclays Capital Short Term International Treasury Bond ETF....     Cash         Cash
SPDR Barclays Capital International Treasury Bond ETF...............     Cash         Cash
SPDR Barclays Capital High Yield Bond ETF...........................   In-Kind      In-Kind

----------
*    May be revised at any time without notice.

**   Cash is to be provided in lieu of TBA positions.

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"). A "Business Day" with respect to a Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the "Deposit Securities") per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund's benchmark Index and the Cash Component (defined below), computed as described below or
(ii) the cash value of the Deposit Securities ("Deposit Cash") and the "Cash Component," computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The "Cash Component," which in the case of the SPDR S&P Dividend ETF includes a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The "Dividend Equivalent Payment" enables a Fund (and, in particular, the SPDR S&P Dividend ETF) to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's Index.

The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security, including, without limitation, situations where the Deposit
Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "non-standard orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or
(ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, with respect to the Fixed Income ETFs (except with respect to the International Treasury Bond ETFs), has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. In the case of non-standard orders, the non-standard order must be received by the Principal Underwriter no later than the times set forth in the Participant Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities and municipal securities) and/or through a subcustody agent for (for foreign securities). The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of a Fund by no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. The "Settlement Date" for a Fund is generally the third Business Day, or in the case of the SPDR S&P VRDO Municipal Bond ETF, the first Business Day, after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under "Creation Transaction Fees" will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian;
(c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time. An additional transaction charge or variable charge will be applied to certain creation and redemption transactions, including non-standard orders and partial cash purchases. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash-in-lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security; and (ii) at Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units redeemed in the transaction. A Fund may adjust the redemption transaction fee from time to time. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders, cash redemptions, or partial cash redemptions (when cash redemptions are available). Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS - EQUITY ETFs. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed an Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

PROCEDURES FOR REDEMPTION OF CREATION UNITS - FIXED INCOME ETFs. To be eligible to place redemption orders for Creation Units of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System (except with respect to the International Treasury Bond ETFs). Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and the order form. A redemption request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming beneficial owner by the Settlement Date.

With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net

Asset Value", computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

ADDITIONAL REDEMPTION PROCEDURES - ALL ETFs. With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled "Local Market Holiday Schedules" identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or
(4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.

Creation and Redemption Transaction Fees:

                                                                                       MAXIMUM ADDITIONAL
                                                                                         VARIABLE FEE
                                                                        TRANSACTION   FOR CASH CREATIONS/
FUND                                                                       FEE*         REDEMPTIONS*,**
----                                                                    -----------   -------------------
SPDR Dow Jones Total Market ETF .....................................      $4,500            0.50%
SPDR Dow Jones Large Cap ETF ........................................      $2,000            0.25%
SPDR Dow Jones Large Cap Growth ETF .................................      $1,000            0.25%
SPDR Dow Jones Large Cap Value ETF ..................................      $1,000            0.25%
SPDR Dow Jones Mid Cap ETF ..........................................      $2,000            0.50%
SPDR Dow Jones Mid Cap Growth ETF ...................................      $1,000            0.50%
SPDR Dow Jones Mid Cap Value ETF ....................................      $1,000            0.50%
SPDR Dow Jones Small Cap ETF ........................................      $3,000            0.75%
SPDR Dow Jones Small Cap Growth ETF .................................      $1,500            0.75%
SPDR Dow Jones Small Cap Value ETF ..................................      $1,500            0.75%
SPDR DJ Global Titans ETF ...........................................      $1,000            0.50%
SPDR Dow Jones REIT ETF .............................................      $1,000            0.25%
SPDR KBW Bank ETF ...................................................      $  250            0.75%
SPDR KBW Capital Markets ETF ........................................      $  250            0.75%
SPDR KBW Insurance ETF ..............................................      $  250            0.75%
SPDR KBW Mortgage Finance ETF .......................................      $  250            0.75%
SPDR KBW Regional Banking ETF .......................................      $  250            0.75%
SPDR Morgan Stanley Technology ETF ..................................      $  500            0.25%
SPDR S&P Dividend ETF ...............................................      $  250            0.75%
SPDR S&P Aerospace & Defense ETF ....................................      $  250            0.75%
SPDR S&P Biotech ETF ................................................      $  250            0.75%
SPDR S&P Building & Construction ETF ................................      $  250            0.75%
SPDR S&P Computer Hardware ETF ......................................      $  250            0.75%
SPDR S&P Computer Software ETF ......................................      $  250            0.75%
SPDR S&P Health Care Equipment ETF ..................................      $  250            0.75%
SPDR S&P Health Care Services ETF ...................................      $  250            0.75%
SPDR S&P Homebuilders ETF ...........................................      $  250            0.75%
SPDR S&P LeisureTime ETF ............................................      $  250            0.75%
SPDR S&P Metals & Mining ETF ........................................      $  250            0.75%
SPDR S&P Oil & Gas Equipment & Services ETF .........................      $  250            0.75%
SPDR S&P Oil & Gas Exploration & Production ETF .....................      $  250            0.75%
SPDR S&P Outsourcing & IT Consulting ETF ............................      $  250            0.75%
SPDR S&P Pharmaceuticals ETF ........................................      $  250            0.75%
SPDR S&P Retail ETF .................................................      $  250            0.75%
SPDR S&P Semiconductor ETF ..........................................      $  250            0.75%
SPDR S&P Telecom ETF ................................................      $  250            0.75%
SPDR S&P Transportation ETF .........................................      $  250            0.75%
SPDR Wells Fargo Preferred Stock ETF ................................      $  250            0.50%
SPDR Barclays Capital 1-3 Month T-Bill ETF ..........................      $  250            0.05%
SPDR Barclays Capital TIPS ETF ......................................      $  500            0.05%
SPDR Barclays Capital Intermediate Term Treasury ETF ................      $  500            0.05%
SPDR Barclays Capital Long Term Treasury ETF ........................      $  500            0.05%
SPDR Barclays Capital Intermediate Term Credit Bond ETF .............      $  500            0.15%
SPDR Barclays Capital Long Term Credit Bond ETF .....................      $  500            0.15%
SPDR Barclays Capital Convertible Bond ETF ..........................      $  500            0.40%
SPDR Barclays Capital Mortgage Backed Bond ETF ......................      $  250            0.20%
SPDR Barclays Capital Aggregate Bond ETF ............................      $  500            0.25%
SPDR Barclays Capital Municipal Bond ETF ............................      $  250            0.05%
SPDR Barclays Capital California Municipal Bond ETF .................      $  250            0.05%
SPDR Barclays Capital New York Municipal Bond ETF ...................      $  250            0.05%
SPDR Barclays Capital Short Term Municipal Bond ETF .................      $  250            0.05%
SPDR S&P VRDO Municipal Bond ETF ....................................      $  250            0.05%

SPDR DB International Government Inflation-Protected Bond ETF .......      $1,500            0.30%
SPDR Barclays Capital Short Term International Treasury Bond ETF ....      $1,500            0.20%
SPDR Barclays Capital International Treasury Bond ETF ...............      $1,500            0.25%
SPDR Barclays Capital High Yield Bond ETF ...........................      $  500            0.50%

* From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** The variable charge is in addition to the fixed transaction fee and will be applied to each transaction in cash. The maximum additional variable charge is the percentage noted in the table multiplied by the amount of Deposit Cash or Redemption Cash, as applicable. The assessed variable charge may be lower than the respective percentages noted in the table based on actual brokerage and market impact expenses associated with the transaction.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the applicable Prospectus entitled "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the SIFMA announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and
(iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, the Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the applicable Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid monthly by each Fixed Income ETF and quarterly for each Equity ETF, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or


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

to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment program offered by such broker dealer.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL TAX INFORMATION."

The Funds intend to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.


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

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Dividends and interest received by Funds holding foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualifying electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Funds' fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on each Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Each Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if a Fund holds inflation-indexed bonds (TIPs). Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund's income with respect to the bond for the taxable year.

The Funds intend to distribute annually to their shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the

United States and those whose stock is tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the Fund become ex-dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder),
(ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. A Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your Shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Municipal Bond ETFs intend to satisfy certain conditions (including requirements as to the proportion of their assets invested in municipal securities) that will enable them to designate distributions from the interest income generated by investments in municipal securities, which is exempt from regular Federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular Federal income tax on the amount of such dividends, but may (as discussed below) become subject to the Federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal securities will generally be excludable from Federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for Federal income tax purposes.

Depending on a shareholder's state of residence, exempt interest dividends paid by the Municipal Bond ETFs from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder. For a general discussion of the state and local tax treatment to shareholders of the SPDR Barclays Capital California Municipal Bond ETF and SPDR Barclays Capital New York Municipal Bond ETF, see the section titled "State Tax Matters" below.

Distributions by the Municipal Bond ETFs of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Municipal Bond ETF, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by the Municipal Bond ETF upon sale or redemption of the municipal security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains.

If you lend your Municipal Bond ETF shares pursuant to securities lending or similar arrangement, you may lose the ability to treat dividends received from the Municipal Bond ETF (paid while the shares are held by the borrower) as tax-exempt income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond ETFs will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRC may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that unexpectedly represents income derived from certain revenue or private activity bonds held by a Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. If addition, the receipt of dividends and distributions from the Municipal Bond ETF may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal "branch profits" tax, or the deferral "excess net passive income" tax.


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

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal securities that meet the definition of private activity bonds under the Internal Revenue Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Municipal Bond ETFs will annually supply shareholders with a report indicating the percentage of their income attributable to municipal securities required to be included in calculating the Federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore all distributions by the Municipal Bond ETFs that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares. It may not be advantageous from a tax perspective for shareholders to sell or redeem shares of a Municipal Bond ETF after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share, such a sale or redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the Municipal Bond ETF shares disposed of) rather than tax-exempt interest.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.


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

The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as "FIRPTA gain". The Internal Revenue Code provides a look-through rule for distributions of "FIRPTA gain" by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (a "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest ("USRPI"), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of a class of the Fund's shares, Fund distributions to you that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example,
(i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs") or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gain or loss. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

A Fund has the right to reject an order to for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the respective Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for


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an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

STATE TAX MATTERS

The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

CALIFORNIA

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the SPDR Barclays Capital California Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the SPDR Barclays Capital California Municipal Bond ETF.

The following is based on the assumptions that the SPDR Barclays Capital California Municipal Bond ETF will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.

The SPDR Barclays Capital California Municipal Bond ETF will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If the SPDR Barclays Capital California Municipal Bond ETF is subject to the California franchise or corporation income tax, it does not expect to pay a material amount of such tax.

Distributions by the SPDR Barclays Capital California Municipal Bond ETF that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

All distributions of the SPDR Barclays Capital California Municipal Bond ETF to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.


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

Gain on the sale, exchange, or other disposition of shares of the SPDR Barclays Capital California Municipal Bond ETF will be subject to the California personal income and corporate franchise taxes.

Shares of the SPDR Barclays Capital California Municipal Bond ETF may be subject to the California estate tax if held by a California decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

NEW YORK

The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the SPDR Barclays Capital New York Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to SPDR Barclays Capital New York Municipal Bond ETF transactions.

The SPDR Barclays Capital New York Municipal Bond ETF will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If the SPDR Barclays Capital New York Municipal Bond ETF is subject to such taxes, it does not expect to pay a material amount of either tax.

Individual shareholders of the SPDR Barclays Capital New York Municipal Bond ETF, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the SPDR Barclays Capital New York Municipal Bond ETF clearly identifies as directly attributable to interest earned on municipal obligations issued by governmental authorities in New York and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes), which are derived from interest on municipal obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the SPDR Barclays Capital New York Municipal Bond ETF of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the SPDR Barclays Capital New York Municipal Bond ETF of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the SPDR Barclays Capital New York Municipal Bond ETF will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

All distributions from the SPDR Barclays Capital New York Municipal Bond ETF, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

Gain from the sale, exchange, or other disposition of Shares of the SPDR Barclays Capital New York Municipal Bond ETF will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

Shares of the SPDR Barclays Capital New York Municipal Bond ETF may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.


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

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young, LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm for the Trust. Ernst & Young, LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.

                         LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


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

                                               TRADE DATE(S) W/ SETTLEMENT OF GREATER THAN 7
MARKET           SETL CYCLE   MAX SETL CYCLE   CALENDAR DAYS (MAX DAYS IN PARENTHESIS)
------           ----------   --------------   ---------------------------------------------------
Australia        T+3          7 days
Austria          T+3          7 days
Belgium          T+3          7 days
Brazil           T+3          7 days
Canada           T+3          7 days
Chile            T+2          5 days
                                               2/10/10 (12); 2/11/10 (12); 2/12/10 (12); 3/29/10
                                               (9); 3/30/10 (9); 4/1/10 (8); 9/20/10 (14); 9/21/10
China            T+3          14 days          (14); 9/24/10 (12)
Czech Republic   T+3          7 days
Denmark          T+3          7 days
Egypt            T+2          10 days          11/10/10 (8); 11/11/10 (10); 11/14/10 (8)
Euroclear        T+3          6 days
Finland          T+3          7 days
France           T+3          7 days
Germany          T+3          7 days
Greece           T+3          7 days
Hong Kong        T+2          7 days
Hungary          T+3          7 days
India            T+2          5 days
Indonesia        T+3          13 days          9/1/10 (13); 9/2/10 (13); 9/3/10 (13);
Ireland          T+3          12 days          12/21/09 (9); 12/22/09 (9); 12/23/09 (12)
Israel           T+3          7 days
Italy            T+3          7 days
Japan            T+3          10 days          4/28/10 (8); 4/29/10 (8); 4/30/10 (10)
Jordan           T+2          7 days
Korea            T+2          6 days
Malaysia         T+3          8 days           5/25/10 (8); 5/26/10 (8); 5/27/10 (8)
Mexico           T+3          7 days
Morocco          T+3          7 days
Netherlands      T+3          7 days
New Zealand      T+3          7 days
Norway           T+3          8 days           3/29/10 (8); 3/30/10 (8); 3/31/10 (8);
Pakistan         T+2          7 days
Peru             T+3          7 days
Philippines      T+3          7 days
Poland           T+3          7 days
Portugal         T+3          7 days
Russia           T+3          13 days          12/29/09 (13); 12/30/09 (13); 12/31/09 (13)
Singapore        T+3          7 days
South Africa     T+5          7 days
South Korea      T+3          10 days          9/16/10 (8); 9/17/10 (10); 9/20/10 (8);
Spain            T+3          8 days           3/29/10 (8); 3/30/10 (8); 3/31/10 (8)
Sweden           T+3          7 days
Switzerland      T+3          7 days
Taiwan           T+1          12 days          2/22/10 (12)
Thailand         T+3          10 days          4/8/10 (8); 4/9/10 (10); 4/10/10 (8)
Turkey           T+2          11 days          11/11/10 (11); 11/12/10 (11)
United Kingdom   T+3          7 days


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

                              FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds that were operating during the year ended June 30, 2009, along with the Reports of Ernst & Young, LLP, the Trust's Independent Registered Public Accounting Firm, included in the Trust's Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.


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Proxy Voting Policy                                       (SSGA LOGO)
                                                          Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. ("RMG"), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting


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

such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.   Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an


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

          employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

     - Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

     - The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

          - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

          - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients' returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                              SPDR(R) SERIES TRUST

                                   PROSPECTUS

             SPDR(R) BARCLAYS CAPITAL SHORT TERM TREASURY ETF (TST)
                    SPDR(R) S&P(R) COMMERCIAL PAPER ETF (CPZ)
          SPDR(R) BARCLAYS CAPITAL SHORT TERM CORPORATE BOND ETF (SBE)
       SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM CORPORATE BOND ETF (IBE)
           SPDR(R) BARCLAYS CAPITAL LONG TERM CORPORATE BOND ETF (CLO)
       SPDR(R) BARCLAYS CAPITAL EMERGING MARKETS GOVERNMENT BOND ETF ([ ])

                    SPDR(R) S&P(R) FOOD & BEVERAGE ETF ([__])

          PRINCIPAL U.S. LISTING EXCHANGE FOR EACH ETF: NYSE ARCA, INC.

                                OCTOBER 31, 2009

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUNDS ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                TABLE OF CONTENTS

FUND SUMMARIES ..............................................................
   SPDR Barclays Capital Short Term Treasury ETF (TST).......................
   SPDR S&P Commercial Paper ETF (CPZ).......................................
   SPDR Barclays Capital Short Term Corporate Bond ETF (SBE).................
   SPDR Barclays Capital Intermediate Term Corporate Bond ETF (IBE)..........
   SPDR Barclays Capital Long Term Corporate Bond ETF (CLO)..................
   SPDR Barclays Capital Emerging Markets Government Bond ETF (____).........
   SPDR S&P Food & Beverage ETF (____).......................................
ADDITIONAL STRATEGIES........................................................
ADDITIONAL RISK INFORMATION..................................................
MANAGEMENT...................................................................
INDEX/TRADEMARK LICENSES/DISCLAIMERS.........................................
ADDITIONAL PURCHASE AND SALE INFORMATION.....................................
OTHER CONSIDERATIONS.........................................................
DISTRIBUTIONS................................................................
PORTFOLIO HOLDINGS...........................................................
ADDITIONAL TAX INFORMATION...................................................
GENERAL INFORMATION..........................................................
PREMIUM/DISCOUNT INFORMATION.................................................
FINANCIAL  HIGHLIGHTS........................................................
WHERE TO LEARN MORE ABOUT THE FUNDS..........................................   Back Cover

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                 FUND SUMMARIES

                                                                            TST
SPDR(R) BARCLAYS CAPITAL SHORT TERM TREASURY ETF                   (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR Barclays Capital Short Term Treasury ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 year sector of the United States Treasury market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                    [____]%
Distribution and Service (12b-1) Fees                               0.00%
Other Expenses*                                                    [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                              [_____]%

* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       YEAR 1            YEAR 3
       $[__]              $[__]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of Barclays Capital 1-3 Year U.S. Treasury Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 year and less than 3 years. The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds, inflation protected public obligations of the U.S. Treasury, commonly known as "TIPS," and coupon issues that have been stripped from bonds included in the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of [__], there were approximately [__] securities in the Index and the modified adjusted duration of securities in the Index was approximately [__] years.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

     Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

     Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

     Fixed Income Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

     Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

Michael Brunell is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

John Kirby is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

Elya Schwartzman is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                             CPZ
SPDR(R) S&P(R)  COMMERCIAL PAPER ETF                               (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR S&P Commercial Paper ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States commercial paper market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                   [____]%
Distribution and Service (12b-1) Fees                              0.00%
Other Expenses*                                                   [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                             [_____]%

* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      YEAR 1            YEAR 3
       $[__]              $[__]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P Commercial Paper Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the

Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of the United States 1-3 month commercial paper market. The Index is broad based and constituents include commercial paper from all eligible issuers with program sizes greater than $2 billion and ranging from 1-3 months in maturity. Asset-backed issuers are not eligible. To be included in the Index, commercial paper must: (1) be priced by Interactive Data Corporation; (2) have a remaining maturity of between 31 and 91 days; and (3) have a current rating from at least one of Standard & Poor's, Moody's Investors Service or Fitch, Inc. The Index is weighted on a tiered basis based on the maximum program size of the issuing entity; in other words, the larger an issuer's program size, the greater weight its commercial paper receives in the Index. Specifically, commercial paper of issuers with a maximum program size ranging from $5 billion to $15 billion will have twice the weight in the Index as that of issuers with a maximum program size ranging from $2 billion up to $5 billion. Commercial paper of issuers with a maximum program size of $15 billion and greater will have three times the weight in the Index as that of issuers with a maximum program size of $2 billion up to $5 billion. The Index rebalances monthly and is reconstituted semi-annually. As of [__], there were approximately [__] securities in the Index.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

     Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

     Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows. In addition, the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

     Fixed Income Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the risk of: loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or low income due to falling interest rates.

     Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Todd Bean, Steve Meier and Jeff St. Peters.

Todd Bean is a Principal of SSgA FM and a Senior Portfolio Manager in the firm's U.S. Cash Management Group. He joined the Adviser in 2004.

Steve Meier, CFA, FRM, is a Principal of SSgA FM and is the Global Cash CIO responsible for SSgA's cash investment strategies. He joined the Adviser in 2003.

Jeff St. Peters is a Principal of SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He joined the Adviser in 2001.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                             SBE
SPDR(R) BARCLAYS CAPITAL SHORT TERM CORPORATE BOND ETF             (NYSE TICKER)

INVESTMENT OBJECTIVE

The SPDR Barclays Capital Short Term Corporate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term U.S. corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

     ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                                                      [____]%
Distribution and Service (12b-1) Fees                                 0.00%
Other Expenses*                                                      [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES                                [_____]%

* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      YEAR 1            YEAR 3
       $[__]              $[__]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital 1-3 Year U.S. Corporate Investment Grade Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, and Fitch Rating), and have $250 million or more of outstanding face value. In addition, the securities must be Securities and Exchange Commission ("SEC") registered, denominated in U.S. dollars fixed rate and non-convertible. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. Excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities, and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of [__], there were approximately [__] securities in the Index and the modified adjusted duration of securities in the Index was approximately [__] years.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

     Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

     Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

     Fixed Income Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

     Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

Michael Brunell is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

John Kirby is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

Elya Schwartzman is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                        IBE
SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM CORPORATE BOND ETF      (NYSE TICKER)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The SPDR Barclays Capital Intermediate Term Corporate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term U.S. corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [____]%
Distribution and Service (12b-1) Fees    0.00%
Other Expenses*                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [____]%

* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
 $[__]   $[__]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital Intermediate U.S. Corporate Investment Grade Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the

Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 10 years. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, and Fitch Rating), and have $250 million or more of outstanding face value. In addition, the securities must be Securities and Exchange Commission ("SEC") registered, denominated in U.S. dollars fixed rate and non-convertible. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. Excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities, and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of [__], there were approximately [__] securities in the Index and the modified adjusted duration of securities in the Index was approximately [__] years.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

     Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

     Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

     Fixed Income Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

     Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

Michael Brunell is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

John Kirby is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

Elya Schwartzman is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                        CLO
SPDR(R) BARCLAYS CAPITAL LONG TERM CORPORATE BOND ETF              (NYSE TICKER)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The SPDR Barclays Capital Long Term Corporate Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term U.S. corporate bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [____]%
Distribution and Service (12b-1) Fees    0.00%
Other Expenses*                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [____]%

* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
 $[__]    $[__]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital Long U.S. Corporate Investment Grade Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 10 years. The Index includes publicly issued U.S. dollar denominated corporate issues that have a remaining maturity of greater than or equal to 10 years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, and Fitch Rating), and have $250 million or more of outstanding face value. In addition, the securities must be Securities and Exchange Commission ("SEC") registered, denominated in U.S. dollars fixed rate and non-convertible. The Index includes only corporate sectors. The corporate sectors are Industrial, Utility, and Financial Institutions, which include both U.S. and non-U.S. corporations. Excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities, and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last business day of each month. As of [__], there were approximately [__] securities in the Index and the modified adjusted duration of securities in the Index was approximately [__] years.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

     Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

     Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

     Fixed Income Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

     Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

Michael Brunell is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

John Kirby is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1999.

Elya Schwartzman is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                       [___]
SPDR(R) BARCLAYS CAPITAL EMERGING MARKETS GOVERNMENT BOND ETF      (NYSE TICKER)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The SPDR Barclays Capital Emerging Markets Government Bond ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of emerging market countries.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [____]%
Distribution and Service (12b-1) Fees    0.00%
Other Expenses*                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [____]%

* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1   YEAR 3
------   ------
$[__]     $[__]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the Barclays Capital Emerging Market Local Capped Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the

Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may also enter into forward currency exchange contracts for hedging purposes.

The Index is designed to measure the performance of the fixed-rate local currency sovereign debt of emerging market countries. The Index includes government bonds issued by investment-grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated B3/B-/B- or higher using the middle rating of Moody's Investor Service, Inc., Standard & Poor's, Inc. and Fitch Inc., respectively). Each of the component securities in the Index is a constituent of the Barclays Emerging Market Local Index, screened such that the following countries are included:
Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Slovakia, South Africa, South Korea, Thailand and Turkey. In addition, the securities in the Index must be fixed-rate and have certain minimum amounts outstanding, depending upon the currency in which the bonds are denominated. As of [__], there were approximately [__] securities in the Index.

The Index is calculated by Barclays Capital using a modified "market capitalization" methodology. This design ensures that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index. Component securities in each constituent country are represented in a proportion consistent with their percentage relative to the other component securities in the constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

     Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

     Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

     Fixed Income Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

     Foreign Securities Risk: Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. These risks may be heightened in connection with investments in developing or emerging countries.

     Emerging Markets Risk: Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high- levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.

     Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell, John Kirby and Elya Schwartzman.

Michael Brunell is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1997.

John Kirby is a Principal of SSgA FM and head of the firm's Fixed Income Index team. He joined the Adviser in 1997.

Elya Schwartzman is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                                                                       [____]
SPDR(R) S&P(R) FOOD & BEVERAGE ETF                                 (NYSE TICKER)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The SPDR S&P Food & Beverage ETF (the "Fund") seeks to replicate as closely as possible, before expenses, the performance of an index derived from the food and beverage segment of a U.S. total market composite index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund other than brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees                         [____]%
Distribution and Service (12b-1) Fees    0.00%
Other Expenses*                         [0.00]%
TOTAL ANNUAL FUND OPERATING EXPENSES    [____]%

* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1  YEAR 3
------  ------
 $[__]  $[__]

PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

THE FUND'S INVESTMENT STRATEGY

In seeking to track the performance of the S&P Food & Beverage Select Industry Index (the "Index"), the Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 90%, of its total assets in the securities comprising the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 90% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser")).

The Index represents the food and beverage sub-industry portion of the S&P Total Stock Market Index ("S&P TMI"). The Index is one of nineteen (19) of the S&P Select Industry Indexes (the "Select Industry Indexes"), each designed to measure the performance of a narrow sub-industry determined based on the Global Industry Classification Standards ("GICS"). Membership in the Select Industry Indexes is based on the GICS classification, as well as liquidity and market cap requirements. Companies in the Select Industry Indexes are classified based primarily on revenues; however, earnings and market perception are also considered. The Index consists of the S&P TMI constituents belonging to the particular GICS sub-industry (e.g., food and beverage) that satisfy the following criteria: (i) rank within the 90th percentile of the float-adjusted market capitalization of the GICS sub-industry;
(ii) are a U.S.-based company; and (iii) have a liquidity ratio (defined by dollar value traded over the previous 12 months divided by average market capitalization over the previous 12 months) greater than 60% (the "liquidity threshold"). The length of time to evaluate liquidity is reduced to the available trading period for initial public offerings or spin-offs that do not have 12 months of trading history. If the above process does not produce at least 21 eligible stocks, stocks ranking below the 90th percentile in the sub-industry, but having a float adjusted market capitalization above $500 million (the market capitalization threshold) are included in order of their float-adjusted market capitalization until the count reaches 21. If the count is still less than 21, stocks from a supplementary list of highly correlated sub-industries that meet the market capitalization and liquidity thresholds are included in order of their float-adjusted market capitalization. The market capitalization threshold and the liquidity threshold are each reviewed from time to time based on market conditions. Rebalancing occurs on the third Friday of the quarter ending month. The S&P TMI tracks all the U.S. common stocks listed on the NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market and the NASDAQ Capital Market. The Index is an equal weighted market cap index. As of [__], the Index was comprised of [__] stocks.

RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

     Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

     Index Tracking Risk: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

     Food and Beverage Sector Risk: The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, consumer preferences, nutritional and health concerns, federal, state and local food inspection and processing controls, consumer product liability claims, possible product tampering and the availability/expense of liability insurance. There are also risks associated with changing market prices as a result of, among other things, change in government support and trading policies, and agricultural conditions influencing the growth and harvest seasons.

     Retail Sector Risk: Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences.

     Equity Investing Risk: An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

     Non-Diversification Risk: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE

The Fund had not commenced operations as of June 30, 2009 and therefore the Fund does not have a full calendar year of performance information.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Lynn Blake and John Tucker.

Lynn Blake, CFA, is a Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the Adviser in 1987.

John Tucker, CFA, is a Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the Adviser in 1988.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 50,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc. through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

                              ADDITIONAL STRATEGIES

     General. The Adviser seeks to track the performance of a Fund's Index as closely as possible (i.e., obtain a high degree of correlation with the Index). A number of factors may affect a Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

     Under various circumstances where it may not be possible or practical to purchase all of the securities in the benchmark Index for each Fund, and in particular for Funds that employ a sampling strategy, the Adviser will utilize a sampling methodology. Sampling means that the Adviser uses quantitative analysis to select securities that represent a sample of securities in the relevant Index that have a similar investment profile as the relevant Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of securities. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Index. The Adviser may sell securities that are represented in an Index, or purchase securities that are not yet represented in an Index, in anticipation of their removal from or addition to an Index. Further, the Adviser may choose to overweight securities in an Index, purchase or sell securities not in an Index, or utilize various combinations of other available techniques, in seeking to track an Index.

     Certain Funds, as described in the Statement of Additional Information ("SAI"), have adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name, measured at the time of investment. A Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Board of Trustees of the Trust (the "Board") may change a Fund's investment strategy, Index and other policies without shareholder approval, except as otherwise indicated. Each Fund will provide shareholders with at least 60 days notice prior to changing its Index. Except for the SPDR S&P Food & Beverage ETF, the Board may also change a Fund's investment objective without shareholder approval.

     Certain Other Investments. Each Fund may invest in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act")); convertible securities; variable rate demand notes (VRDNs); commercial paper; structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), swaps and in options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Index and in managing cash flows.

     Temporary Defensive Positions. In certain situations or market conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund's investment objective and is in the best interest of the Fund. For example, a Fund may invest beyond the normal limits in derivatives to maintain exposure to its Index if it is unable to invest directly in a component security.

     Borrowing Money. Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

     Lending Securities. Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through their securities lending agent, State Street Bank and Trust Company ("Lending Agent"), to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. A Fund will receive collateral for each loaned security which is as least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities, however a Fund may call loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

                           ADDITIONAL RISK INFORMATION

     The following section provides additional information regarding certain of the principal risks identified under "Risks of Investing In the Fund" in the Fund Summaries along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

PRINCIPAL RISKS

All ETFs

     Market Risk: An investment in a Fund involves risks similar to those of investing in any fund of fixed income or equity securities, as applicable, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The values of securities could decline generally or could underperform other investments. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Fixed Income ETFs

     Interest Rate Risk: Interest rate risk is the risk that the securities in the Fund's portfolio will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

     Issuer Risk: There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the Fund's securities.

     Credit Risk: The Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer's ability to make such payments cause the price of the bond to decline. Funds that invest primarily in bonds issued by U.S. government agencies and instrumentalities will be subject to less credit risk than Funds that invest in other debt obligations.

     Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector and the Fund may not achieve a high degree of correlation with its Index.

     Reinvestment Risk: The Fund's performance may be adversely impacted when interest rates fall because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature. This risk is typically greater with respect to short-term bond funds and lower for long-term bond funds.

     Call Risk: The Fund may invest in callable bonds, and such issuers may "call" or repay securities with higher coupon or interest rates before the security's maturity date. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     Income Risk: The Fund's income may decline due to falling interest rates. During a period of falling interest rates, income risk is generally higher for short term bond funds, moderate for intermediate term bond funds and low for long term bond funds. Therefore, investors should expect a Fund's monthly income to fluctuate accordingly.

     Foreign Securities Risk (SPDR Barclays Capital Emerging Markets Government Bond ETF only): Foreign securities involve special risks and costs. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities.

          Foreign Securities. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund's debt securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

          Currency Risk. The Fund's net asset value is determined on the basis of U.S. dollars, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

          Political and Economic Risk. The Fund may invest in sovereign debt securities, which are generally riskier than debt securities issued by the U.S. government, its agencies and instrumentalities. As a result, the Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

          Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

     Emerging Markets Risk (SPDR Barclays Capital Emerging Markets Government Bond ETF only): Some foreign markets in which the Fund may invest are considered to be emerging markets. Investment in these emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. These economies are less developed and can be overly reliant on particular industries and more vulnerable to changes in international trade, trade barriers and other protectionist or retaliatory measures. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight and the volatility of emerging markets may be heightened by the actions of a few major investors. Some governments exercise substantial influence over the private economic sector and the social and political uncertainties that exist for many developing countries is significant. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalism, intervention in the securities markets and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In certain emerging markets, investments may be subject to heightened risks with regard to ownership and custody of securities. For example, security ownership may be evidenced by entries in the books of a company or its registrar, which may not be independent of the issuer, instead of through a central registration system and without effective government supervision. Particularly with respect to the Fund's investment in actual foreign securities, the possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists could, along with other factors, result in the registration of the Fund's shareholding being completely lost and cause the Fund to suffer an investment loss. For these and other reasons, investments in emerging markets are often considered speculative.

ADDITIONAL RISKS

All ETFs

     Trading Issues. Although the shares of the Funds ("Shares") are listed for trading on NYSE Arca, Inc. (the "Exchange") and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

     Fluctuation of Net Asset Value. The net asset value of the Shares will generally fluctuate with changes in the market value of a Fund's securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in a Fund's net asset value and supply and demand of Shares on the Exchange. It cannot be predicted whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of an Index trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the net asset value of the Shares during periods of market volatility. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund's net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from such Fund's net asset value. If an investor purchases Shares at a time when the market price is at a premium to the net asset value of the Shares or sells at a time when the market price is at a discount to the net asset value of the Shares, then the investor may sustain losses.

     Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

     Lending of Securities. Although the Funds are indemnified by the Lending Agent for losses incurred in connection with a borrower's default with respect to a loan, the Funds bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned.

     Concentration. A Fund's assets will generally be concentrated in an industry or group of industries to the extent that the Fund's underlying index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund's assets were invested in a wider variety of industries.

     Money Market Fund Investments. Although money market funds generally seek to preserve the value of their shares at $1.00 per share, it is possible that a Fund could lose money by investing in a money market fund. Investments in money market funds have traditionally not been and currently are not federally insured.

     Derivatives. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Each Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

     Continuous Offering. The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may occur.

     Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

     For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the principal underwriter, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus or summary prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act.

SPDR S&P Food & Beverage ETF only

     Investment Style Risk: The Fund, even it has not been designated as a "large cap", "mid cap" or "small cap" fund, may nonetheless invest in companies that fall within a particular investment style from time to time. Risks associated with these types of companies are set forth below:

          Large Cap Risk: Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

          Mid Cap Risk: Mid-sized companies may be more volatile and more likely than large-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

          Small Cap Risk: Small-sized companies may be more volatile and more likely than large- and mid-capitalization companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of small U.S. companies could trail the returns on investments in stocks of larger companies.

          Micro Cap Risk: Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

                                   MANAGEMENT

     Adviser. SSgA Funds Management, Inc. serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. The Adviser provides an investment management program for each Fund and manages the investment of the Funds' assets. The Adviser and other affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of [__], the Adviser managed approximately $[__] billion in assets and SSgA managed approximately $[__] trillion in assets. The Adviser's principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     For the services provided to each Fund under the Investment Advisory Agreement, each Fund expects to pay the Adviser the annual fees based on a percentage of each Fund's average daily net assets as set forth below:

SPDR Barclays Capital Short Term Treasury ETF .....................   0.[_____]%
SPDR S&P Commercial Paper ETF .....................................   0.[_____]%
SPDR Barclays Capital Short Term Corporate Bond ETF ...............   0.[_____]%
SPDR Barclays Capital Intermediate Term Corporate Bond ETF ........   0.[_____]%
SPDR Barclays Capital Long Term Corporate Bond ETF ................   0.[_____]%
SPDR Barclays Capital Emerging Markets Government Bond ETF ........   0.[_____]%
SPDR S&P Food & Beverage ETF ......................................   0.[_____]%

     From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fee pursuant to each Fund's Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

     A discussion regarding the Board's consideration of the Investment Advisory Agreements is provided either in the Trust's [Semi-Annual Report] to Shareholders for the period ended [__].

     Portfolio Managers. The Adviser manages the Funds using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within each team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within SSgA. Each portfolio management team is overseen by the SSgA Investment Committee.

     The professionals primarily responsible for the day-to-day management of each Fund are:

           PORTFOLIO MANAGERS                                        FUND
---------------------------------------   ----------------------------------------------------------
Michael Brunell, John Kirby, Elya         SPDR Barclays Capital Short Term Treasury ETF
Schwartzman                               SPDR Barclays Capital Short Term Corporate Bond ETF
                                          SPDR Barclays Capital Intermediate Term Corporate Bond ETF
                                          SPDR Barclays Capital Long Term Corporate Bond ETF
                                          SPDR Barclays Capital Emerging Markets Government Bond ETF
Todd Bean, Steve Meier, Jeff St. Peters   SPDR S&P Commercial Paper ETF
Lynn Blake and John Tucker                SPDR S&P Food & Beverage ETF

MICHAEL BRUNELL

     Michael Brunell, CFA, is a Principal of SSgA, a Principal of SSgA FM, and is a member of the Fixed Income Portfolio Management team since 2004. In his current role as part of the Beta solutions group, he is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETFs which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the U.S. Bond Operations team, which he had been a member of since 1997. Mr. Brunell started his career in the investment management field when he joined the Mutual Fund Custody division of State Street in 1993. In this role he focused on the accounting and the valuation of various domestic and international equity and bond portfolios. Mr. Brunell received a BS degree in Business Administration from Saint Michael's College and an MSF from Boston College. Additionally he is a member of the CFA Institute and the Boston Securities Analyst Society.

JOHN KIRBY

     John Kirby is a Vice President of SSgA, a Principal of SSgA FM, and head of the firm's Fixed Income Index team. He has managed the group since 1999 and portfolios within the group since 1997. In addition to portfolio management, Mr. Kirby's responsibilities include risk management and product development. He has been working in the investment management field since 1983 and has more than 15 years of experience in the fixed income markets. Mr. Kirby holds a Bachelor's degree from Boston College and an MBA from the Sawyer School of Management at Suffolk University. He served as a member of a municipal retirement board for ten years and currently serves on the SSgA Fiduciary Advisory Committee and is a member of the Barclays Capital Index Advisory Council.

ELYA SCHWARTZMAN

     Elya Schwartzman is a Vice President of SSgA, a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. Previously, Mr. Schwartzman spent ten years as an analyst and portfolio manager in the Active Credit group, covering a broad group of industry sectors in both investment grade and speculative grade markets. He has been working in the Fixed Income field since 1996. Prior to joining SSgA in 1999, Mr. Schwartzman was a high yield analyst and helped to launch the high yield department at Baring Asset Management. At Baring, he was responsible for evaluating the firm's overall high yield strategy as well as analyzing companies. Mr. Schwartzman also spent four years at DRI/McGraw-Hill as a research economist, where he ran econometric models and authored articles covering the U.S. economy and the U.S. steel industry. Mr. Schwartzman holds a Bachelor's degree in

Economics from Trinity College (CT) and an MBA from the Sloan School of Management at MIT, specializing in Quantitative Finance.

TODD BEAN

     Todd Bean, CFA, is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio Manager in the firm's U.S. Cash Management Group. He began his career at State Street Corporation in 1999, joining the firm as an analyst in the firm's custody and settlements area. Following a period on the money markets operations staff, Mr. Bean joined the Cash Management Group in 2004. He received a Bachelor's degree in Economics and Government from St. Lawrence University and an MS in Finance from Northeastern University. He has earned the Chartered Financial Analyst Designation and is a member of the Boston Security Analysts Society and the CFA Institute.

STEVE MEIER

     Steve Meier, CFA, FRM, is an Executive Vice President of SSgA, a Principal of SSgA FM and is the Global Cash CIO. Mr. Meier is an Executive Vice President of State Street Global Advisors and is the Global Cash CIO. Mr. Meier, who joined SSgA in 2003, has more than 25 years of experience in the global cash and fixed income markets. Previously, he headed the firm's North American Cash and Securities Lending Cash Collateral portfolio management activities. Prior to joining SSgA, Mr. Meier was a Senior Managing Director in State Street's Global Markets group responsible for developing its global fixed income business. He also served as Chief Operating Officer of State Street's electronic bond trading subsidiary, Advanced Auctions LLC, and was a member of its European subsidiary's Board of Directors. He received extensive capital markets experience and held senior positions in trading and investment banking in New York and London while working for Merrill Lynch and Credit Suisse First Boston for nearly 12 years. He also served on TradeWeb LLC's Executive Board while head of CSFB's global electronic trading unit. In addition, he was a senior global bond Portfolio Manager with Oppenheimer Capital and member of its Fixed Income Strategy Group. Mr. Meier is a member of SSgA's Executive Management Group (EMG), Senior Management Group (SMG) and Investment Committee. He has earned the Chartered Financial Analyst designation, is a certified Financial Risk Manager (FRM), a member of the Boston Security Analysts Society, the Association for Investment Management and Research (AIMR) and the Global Association of Risk Professionals
(GARP). He holds a BBA from Hofstra University, an MBA from Indiana University's Graduate School of Business and an Advanced Certificate of Investment Management from the London Business School.

JEFF ST. PETERS

     Jeff St. Peters is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio Manager within the Global Cash Management division. He is responsible for managing several securities lending, enhanced cash, offshore, and SSgA's registered money market portfolios for both retail and institutional clients. In addition, Mr. St. Peters manages a team of portfolio managers that focus on traditional money market funds, both taxable and tax exempt. He has been managing short duration cash and securities lending portfolios at SSgA for over 8 years. Prior to joining SSgA, Mr. St. Peters was employed nearly 9 years with Fidelity Investments, the latter years within the Fidelity Management and Research Company, where he worked as a trader within the Money Market area of the Fixed Income division. In addition, he held several positions within Fidelity's Investment Technology area, where he assisted in designing and implementing an internal proprietary trading system. Mr. St. Peters has over 17 years of investment experience. He holds a BS in Finance from Bentley College.

LYNN BLAKE

     Ms. Blake, CFA, is a Senior Managing Director of SSgA, Principal of the Adviser and the Head of the Non-U.S. Markets in the Global Structured Products Group. She joined the firm in 1987 and is responsible for overseeing the management of all non-U.S. equity index strategies as well as serving as portfolio manager for several non-U.S. equity index portfolios. In addition, she is a member of the Senior Management Group. Ms. Blake received a BS from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society.

JOHN TUCKER

     Mr. Tucker, CFA, is a Managing Director of SSgA, Principal of the Adviser and Head of U.S. Equity Markets in the Global Structured Products Group. He joined the firm in 1988 and is responsible for overseeing the management of all U.S. equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group, he was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and functions.

Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

     Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street Bank"), part of State Street Corporation, is the Administrator for the Funds, the Custodian for each Fund's assets and serves as Transfer Agent to the Funds.

     Lending Agent. State Street Bank is the securities lending agent for the Trust. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. State Street Global Markets, LLC (the "Distributor"), part of State Street Corporation, is the distributor of the Funds' Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

                      INDEX/TRADEMARK LICENSES/DISCLAIMERS

BARCLAYS CAPITAL INDEXES

     The Adviser ("Licensee") acknowledges and expressly agrees that the Barclays Capital ETFs ("Products" or "ETF") are not sponsored, endorsed, sold or promoted by Barclays Capital ("Licensor"), and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefore, or any data included therein or relating thereto, in connection with the trading of any ETF based thereon or for any other purpose. Licensor's only relationship to the Licensee with respect to the Products is the licensing of certain trademarks and trade names of Licensor and the Licensor Indices that are determined, composed and calculated by Licensor without regard to Licensee or the Products. Licensor has no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Licensor Indices. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Products. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Products.

     LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON'S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY ETF BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEXES.

S&P INDEX LICENSES

     S&P Commercial Paper Index, "S&P(R) Composite 1500 Index", "S&P(R) Food & Beverage Select Industry Index" and "S&P(R) Total Stock Market Index" (together, the "S&P Indexes"), "S&P(R)", "S&P 1500(R)", "Standard & Poor's 1500(R)", are trademarks of The McGraw-Hill Companies, Inc. SSgA Fund Management Inc., and the Trust are permitted to use these trademarks pursuant to a License Agreement with Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

     The Funds are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Adviser, the Distributor, or Beneficial Owners of the Funds' Shares regarding the advisability of investing in index securities or exchange-traded funds generally or in the Funds particularly or the ability of the S&P Indexes to track stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which is determined, comprised and calculated by S&P without regard to the Funds or their shareholders. S&P has no obligation to take the needs of the Funds or its shareholders into consideration in determining, comprising or calculating the S&P Indexes. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Funds' Shares. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR TRADEMARK

     The "SPDR" trademark is used under license from The McGraw-Hill Companies, Inc. ("McGraw-Hill"). No financial product offered by the Trust, or its affiliates is sponsored, endorsed, sold or promoted by McGraw-Hill. McGraw-Hill makes no representation or warranty, express or implied, to the owners of any financial product or any member of the public regarding the advisability of investing in securities generally or in financial products particularly or the ability of the index on which financial products are based to track general stock market performance. McGraw-Hill is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of financial products. McGraw-Hill has no obligation or liability in connection with the administration, marketing or trading of financial products.

     WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MCGRAW-HILL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                    ADDITIONAL PURCHASE AND SALE INFORMATION

     The Shares are listed for secondary trading on the Exchange and individual Fund Shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. If you buy or sell Shares in the secondary market, you will pay the secondary market price for Shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

     The trading prices of a Fund's Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the Fund's net asset value, which is calculated at the end of each business day. The Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of the Shares. The trading prices of a Fund's Shares may deviate significantly from its net asset value during periods of market volatility. Given, however, that Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long. Information showing the number of days the market price of a Fund's Shares was greater than the Fund's net asset value and the number of days it was less than the Fund's net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds' website at http://www.spdrs.com.

     The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value ("IOPV") relating to the Funds. The IOPV calculations are estimates of the value of the Funds' net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities' local market and may not reflect events that occur subsequent to the local market's close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per Share of the Funds, which is calculated only once a day. Neither the Funds, nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

     The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of a Fund's investment strategy, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, Fund Shares are issued and redeemed only in large quantities of Shares known as Creation Units available only from a Fund directly, and that most trading in a Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to a Fund or its shareholders.

                              OTHER CONSIDERATIONS

     Distribution and Service Plan. Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of the Fund's average daily net assets may be made for the sale and distribution of its Shares. No payments pursuant to the Distribution and Service Plan will be made through at least October 31, 2010. Additionally, the implementation of any such payments would have to be approved by the Board prior to implementation. Because these fees would be paid out of each Fund's assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                  DISTRIBUTIONS

     Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Fund typically earns interest from debt securities and, if any, securities lending income. The SPDR S&P Food & Beverage ETF typically also earns income dividends from stocks. These amounts, net of expenses and taxes (if applicable), are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividend distributions, if any, are generally distributed to shareholders monthly for the Fixed Income ETF s and quarterly for the SPDR S&P Food & Beverage ETF, but may vary significantly from period to period. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

                               PORTFOLIO HOLDINGS

     A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI.

                           ADDITIONAL TAX INFORMATION

     As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.

     Unless your investment in the Funds is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

     -    Each Fund makes distributions;

     -    You sell Shares listed on the Exchange; and

     -    You create or redeem Creation Units.

All Funds except SPDR S&P Food & Beverage ETF

     Taxes on Distributions. Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

     Distributions from a Fund's net investment income (other than qualified dividend income and net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, your distributions (other than tax exempt-interest dividends) are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your Shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     The extent to which a Fund redeems Creation Units in cash may result in more capital gains being recognized by a Fund as compared to exchange traded funds that redeem Creation Units in-kind.

     Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

     Original Issue Discount. Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of a Fund, a Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

     Special rules apply if a Fund holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in a Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year.

     Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

SPDR S&P Food & Beverage ETF only

     Taxes on Distributions. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. The dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (a lower percentage for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gain regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or shares of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

     If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor.

     Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year. The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

     Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

All Funds

     Derivatives and Other Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

     Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, a Fund may "pass through" to you certain foreign income taxes (including withholding taxes) paid by a Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

     Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

     Taxes on Exchange-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     Backup Withholding. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

                               GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 12, 1998. If shareholders of any Fund are required to vote on any matters, shareholders are entitled to one vote for each Share they own. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Trust are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the 1940 Act. The Trust has received exemptive relief from Section 12(d)(1) to allow registered investment companies to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions as set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

     From time to time, a Fund may advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Fund.

     Morgan, Lewis & Bockius LLP serves as counsel to the Trust, including the Funds. [________________] serves as the independent registered public accounting firm and will audit the Funds' financial statements annually.

                          PREMIUM/DISCOUNT INFORMATION

Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year. When available, such information will be provided at http://www.spdrs.com.

                              FINANCIAL HIGHLIGHTS

Each Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

                       WHERE TO LEARN MORE ABOUT THE FUNDS

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. An SAI is on file with the SEC and provides more information about the Funds. The SAI is incorporated herein by reference (i.e., they are legally part of this Prospectus). These materials may be obtained without charge, upon request, by writing to the Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Funds' website at http://www.spdrs.com or by calling the following number:

                      INVESTOR INFORMATION: 1-866-787-2257

     The Registration Statement, including this Prospectus, the SAI, and the exhibits as well as any shareholder reports may be reviewed and copied at the SEC's Public Reference Room (100 F Street NE, Washington D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

     Shareholder inquiries may be directed to the Funds in writing to State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 or by calling the Investor Information number listed above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF EACH FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE FUNDS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN THE FUNDS' SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

[_____________]          The Trust's Investment Company Act Number is 811-08839.

                       SPDR(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated October 31, 2009

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectuses for each of the Trust's series portfolios noted below dated October 31, 2009, as may be revised from time to time. Each of the foregoing prospectuses may be referred to herein as a "Prospectus."

FIXED INCOME ETFS                                               TICKER
-----------------                                               ------
SPDR(R) BARCLAYS CAPITAL SHORT TERM TREASURY ETF                  TST
SPDR(R) S&P(R) COMMERCIAL PAPER ETF                               CPZ
SPDR(R) BARCLAYS CAPITAL SHORT TERM CORPORATE BOND ETF            SBE
SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM CORPORATE BOND ETF     IBE
SPDR(R) BARCLAYS CAPITAL LONG TERM CORPORATE BOND ETF             CLO
SPDR(R) BARCLAYS CAPITAL EMERGING MARKETS GOVERNMENT BOND ETF   [____]

EQUITY ETF                                                      TICKER
----------                                                      ------
SPDR(R) S&P(R) FOOD & BEVERAGE ETF                              [____]

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, the Trust's principal underwriter (referred to herein as "Distributor" or "Principal Underwriter"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust's website at www.spdrs.com or by calling 1-866-787-2257.

[SPDRFISA12]

TABLE OF CONTENTS

General Description of the Trust..........................................
Additional Index Information..............................................
Investment Policies.......................................................
Special Considerations and Risks..........................................
Investment Restrictions...................................................
Exchange Listing and Trading..............................................
Management of the Trust...................................................
Brokerage Transactions....................................................
Book Entry Only System....................................................
Purchase and Redemption of Creation Units.................................
Determination of Net Asset Value..........................................
Dividends and Distributions...............................................
Taxes.....................................................................
Capital Stock and Shareholder Reports.....................................
Counsel and Independent Registered Public Accounting Firm.................
Local Market Holiday Schedules............................................
Proxy Voting Policies and Procedures......................................   and

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of multiple investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund's shares ("Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act"). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return or price and yield performance of a specified market index (each an "Index" and together the "Indexes"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as "NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"). Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component") or (ii) a cash payment equal in value to the Deposit Securities ("Deposit Cash") together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under "Purchase and Redemption of Creation Units" later in this SAI. The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or
(ii) cash (subject to applicable legal requirements). A Creation Unit of each Fund consists of 100,000 Shares, except in the case of the SPDR S&P Food & Beverage ETF, which is 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See "Purchase and Redemption of Creation Units." The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission ("SEC") applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, either an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.

The SPDR Barclays Capital Short Term Treasury ETF may sometimes be referred to herein as the "Treasury ETF." The SPDR S&P Commercial Paper ETF may sometimes be referred to herein as the "Commercial Paper ETF." The SPDR Barclays Capital Short Term Corporate Bond ETF, SPDR Barclays Capital Intermediate Term Corporate Bond ETF and SPDR Barclays Capital Long Term Corporate Bond ETF ETF may sometimes be referred to herein as the "Corporate Bond ETFs." The SPDR Barclays Capital Emerging Markets Government Bond ETF may sometimes be referred to herein as the "Emerging Markets Government Bond ETF." The SPDR S&P Food & Beverage ETF may sometimes be referred to herein as the "Food & Beverage ETF."

                          ADDITIONAL INDEX INFORMATION

BARCLAYS CAPITAL EMERGING MARKET LOCAL CAPPED INDEX

Each of the component securities in the Index is a component of the Barclays Capital Emerging Market Local Index screened such that the following countries are included: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Slovakia, South Africa, South Korea, Thailand and Turkey (the "Constituent Countries").

The Index is calculated by the Barclays Capital Index Group using a modified "market capitalization" methodology. This design ensures that each Constituent Country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Barclays Capital Emerging Market Local Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Index may be adjusted to conform to Internal Revenue Code requirements.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE INDEX

The Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Barclays Capital Emerging Market Local Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Index; and (ii) with respect to 50% of the total value of the Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.

Rebalancing the Index to meet the asset diversification requirements will be the responsibility of the Barclays Capital Index Group. Each month, the percentage of each Constituent Country or Countries represented in the Index will be reduced and the market capitalization-based weighted value of such Constituent Country or Countries will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology. First, each Constituent Country that exceeds 24% of the total value of the Index will be reduced to 23% of the total value of the Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Index. Third, the weight of each Constituent Country's Component Securities will be adjusted to reflect the Component Securities' weight in the Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to insure that the Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

Additional Information with respect to the S&P Commercial Paper Index

Index Definition

The S&P Commercial Paper Index ("Commercial Paper Index") is designed to measure the performance of the United States 1-3 month commercial paper market.

Index Criteria & Methodology

     A. Component Selection Criteria

     In order for its commercial paper to qualify for index inclusion, an issuing company must first meet certain minimum requirements. The issuer must:

     - Be a corporate issuer, including publicly traded and privately held corporations as well as subsidiaries of corporations. Asset-backed issuers are not eligible.

     - Have a maximum program size of at least $2 billion. The program size is updated every March and September.

     If the issuing company meets these requirements, the commercial paper must then meet additional requirements. The commercial paper must:

     - Be priced by the Interactive Data Corporation as of the reference date (fifth business day prior to month end).

     - Have a current rating from at least one of Standard & Poor's(R), Moody's Investors Service or Fitch Inc.

     - Have a maturity of between 31 and 91 days as of the rebalance date (last business day of the month).

     B. Methodology

     At each monthly rebalancing, Commercial Paper Index constituents are selected based on the eligibility factors mentioned above and weighted on a tiered basis. Constituents are assigned weight factors based on the issuer's maximum program size. At each monthly rebalancing, all constituents are reset to their assigned weights.

     As of the date of this SAI, constituents of issuers with maximum program sizes ranging from $2 billion to $5 billion are assigned a weight factor of 1; maximum program sizes ranging from $5 billion to $15 billion are assigned a weight factor of 2; and maximum program sizes of $15 billion and greater are assigned a weight factor of 3.

Index Maintenance and Issue Changes

After each reference date, the universe of commercial paper securities priced by IDC is compared to the list of eligible securities and maturity ranges. Those passing the eligibility factor screens comprise the index constituents and are weighted based on the tiers described previously. The new portfolio of constituents and weights are announced two days prior to the rebalancing date.

Twice a year, in mid-March and mid-September, the list of issuers with program sizes of greater than $2 billion is gathered from Bloomberg, and scrubbed to remove asset-backed securities and non-rated issuers. This eligible universe is used for the following six months, along with the criteria on pricing coverage and maturity.

No issuers are added between reconstitutions, but a security may be deleted from the Commercial Paper Index between reconstitutions if pricing is no longer available.

Index Governance

The S&P Commercial Paper Index Committee (the "CPI Committee") maintains the Commercial Paper Index. The CPI Committee is comprised of employees or agents of Standard & Poor's. The CPI Committee oversees the day-to-day management of the Commercial Paper Index, including rebalancing, determinations of intra-rebalancing changes to the Commercial Paper Index, and maintenance and inclusion policies, including additions or deletions and other matters affecting the maintenance and calculation of the Commercial Paper Index. In fulfilling its responsibilities, the CPI Committee has full and complete discretion to (i) amend, apply, or exempt the application of Commercial Paper Index rules and policies as circumstances may require; and (ii) add, remove, or by-pass any issue in determining the composition of the Commercial Paper Index. The CPI Committee may rely on any information or documentation submitted to it or gathered by it that the CPI Committee believes to be accurate. The CPI Committee reserves the right to reinterpret publicly available information and to make changes to the Commercial Paper Index based on a new interpretation of that information at its sole discretion.

                               INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Fund's Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that a Fund will meet their investment objectives.

CONCENTRATION

Each Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

BONDS

Each Fixed Income ETF invests a substantial portion of its assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the "real" value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

In addition, the Corporate Bond ETFs invest almost exclusively in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

SOVEREIGN DEBT OBLIGATIONS

The Emerging Markets Government Bond ETF invests a substantial portion of its assets in sovereign debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS

The Treasury ETF invests almost exclusively in various types of U.S. Government obligations. All other Funds may invest a portion of their assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

One type of U.S. Government obligations, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.

Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal Home Loan Banks ("FHLB"), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by FNMA and FHLMC are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

On November 25, 2008, the Federal Reserve announced that it would initiate a program to purchase the direct obligations of housing-related U.S. government-sponsored enterprises ("GSEs") (i.e., FNMA, FHLMC and FHLB) and mortgage-backed securities backed by FNMA, FHLMC and GNMA. The mortgaged-backed securities purchase program is designed to provide support to mortgage and housing markets and foster improved conditions in financial markets through the outright purchase of $500 billion in agency mortgage-backed securities by the end of the second quarter of 2009. Under the program to purchase the direct obligations of housing-related GSEs, the Federal Reserve has pledged up to $100 billion to be in place for the several quarters in order to lower the spreads between rates on GSE direct obligations and U.S. Treasury debt. No assurance can be given that the Federal Reserve initiatives will be successful.

FOREIGN CURRENCY TRANSACTIONS

The Emerging Markets Government Bond ETF may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future and can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Adviser, the Funds may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund's foreign holdings increases because of currency fluctuations.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the "Board") who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the Securities and Exchange Commission ("SEC") under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. Although State Street has agreed to provide the Funds with indemnification in the event of a borrower default, the Funds are still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day - as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of their respective total assets.

COMMERCIAL PAPER

The Commercial Paper ETF invests a substantial portion of its assets in commercial paper and each Fund may invest in commercial paper as described in the Prospectus. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and
(vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, each Fund's investment restrictions and the Trust's exemptive relief, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The Corporate Bond ETF and Commercial Paper ETF may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission ("CFTC") regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit the Fund's exposure to loss.

CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

RATINGS

An investment-grade rating means the security or issuer is rated investment-grade by Moody's(R) Investors Service ("Moody's"), Standard & Poor's(R) ("S&P"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

                        SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                            INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Concentrate its investments (i.e., hold 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the Index for creation of Creation Units);

4. Pledge(1), hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings as set forth above in restriction 2. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short;

----------
(1) There is no limit on the percentage of total assets a Fund may pledge. Each Fund, however, will only pledge assets as consistent with Section 18 of the 1940 Act. Accordingly, based on SEC staff interpretation, the Fund will only pledge up to one-third of its total assets.

9. Invest in commodities or commodity contracts, except that the Fund may transact in exchange traded futures contracts on securities, indexes and options on such futures contracts and make margin deposits in connection with such contracts; or

10. With respect to the Food & Beverage ETF, change its investment objective.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

3. With respect to each Fixed Income ETF, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. With respect to each Fixed Income ETF, securities that have economic characteristics substantially identical to the economic characteristics of the securities that comprise the Index are included within this 80% investment policy. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice;

4. With respect to the Food & Beverage ETF, under normal circumstances, invest less than 90% of its total assets in securities that comprise its relevant Index. Prior to any change in the Fund's 90% investment policy, the Fund will provide shareholders with 60 days written notice;

5. With respect to the Treasury ETF, under normal circumstances, invest less than 80% of its total assets in U.S. Treasury securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

6. With respect to the SPDR S&P Commercial Paper ETF, under normal circumstances, invest less than 80% of its total assets in commercial paper. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

7. With respect to the Corporate Bond ETFs, under normal circumstances, invest less than 80% of its total assets in fixed income securities. Prior to any change in a Fund's 80% investment policy, a Fund will provide shareholders with 60 days written notice.

9. With respect to the Emerging Markets Government Bond ETF, under normal circumstances, invest less than 80% of its total assets in government bonds. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                          EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under the "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

                             MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management, operations and business affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below:

                                 (see next page)

                                    TRUSTEES

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                  TERM OF             PRINCIPAL           IN FUND
                                                OFFICE AND          OCCUPATION(S)         COMPLEX              OTHER
NAME, ADDRESS                   POSITION(S)      LENGTH OF           DURING PAST         OVERSEEN          DIRECTORSHIPS
AND YEAR OF BIRTH                WITH FUNDS     TIME SERVED            5 YEARS          BY TRUSTEE       HELD BY TRUSTEE
-----------------               -----------   --------------   ----------------------   ----------   -----------------------
INDEPENDENT TRUSTEES
FRANK NESVET
c/o SPDR Series Trust                                          Chief Executive
State Street Financial Center                                  Officer, Libra Group,
One Lincoln Street              Independent   Unlimited        Inc. (1998-present) (a                SPDR Index
Boston, MA 02111-2900           Trustee,      Elected:         financial services                    Shares Funds
1943                            Chairman      September 2000   consulting company).         92       (Trustee).

HELEN F. PETERS                 Independent   Unlimited        Professor of                 92       Federal Home Loan
c/o SPDR Series Trust           Trustee,      Elected:         Finance, Carroll                      Bank of Boston
State Street Financial Center   Chair of      September 2000   School of                             (Director); BJ's
One Lincoln Street              Audit                          Management,                           Wholesale Clubs
Boston, MA 02111-2900           Committee                      Boston College                        (Director);
1948                                                           (2003-present);                       SPDR Index
                                                               Dean, Boston                          Shares Funds
                                                               College (August                       (Trustee); Eaton
                                                               2000-2003).                           Vance Funds (Trustee).

DAVID M. KELLY                  Independent   Unlimited        Retired.                     92       Chicago Stock
c/o SPDR Series Trust           Trustee       Elected:                                               Exchange
State Street Financial Center                 September 2000                                         (Public Governor/
One Lincoln Street                                                                                   Director);
Boston, MA 02111-2900                                                                                Penson Worldwide Inc.
1938                                                                                                 (Director);
                                                                                                     SPDR Index
                                                                                                     Shares Funds
                                                                                                     (Trustee).

INTERESTED TRUSTEE
JAMES E. ROSS*                  Interested    Unlimited        President, SSgA              123      SPDR Index
SSgA Funds Management, Inc.     Trustee,      Elected          Funds Management,                     Shares Funds (Trustee);
State Street Financial          President     President:       Inc. (2005-present);                  Select Sector SPDR
Center                                        May 2005,        Principal, SSgA Funds                 Trust (Trustee); State
One Lincoln Street                            elected          Management, Inc.                      Street Master Funds
Boston, MA 02111                              Trustee:         (2001-present);                       (Trustee); and
1965                                          November 2005    Senior Managing                       State Street
                                                               Director, State Street                Institutional
                                                               Global Advisors                       Investment Trust
                                                               (2006-present);                       (Trustee).
                                                               Principal, State
                                                               Street Global
                                                               Advisors
                                                               (2000-2006).

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

OFFICERS

                                                       TERM OF              PRINCIPAL
                                                      OFFICE AND          OCCUPATION(S)
NAME, ADDRESS                         POSITION(S)     LENGTH OF            DURING PAST
AND YEAR OF BIRTH                      WITH FUNDS    TIME SERVED            5 YEARS
-----------------                     -----------   -------------   ------------------------
ELLEN M. NEEDHAM                      Vice          Unlimited       Principal, SSgA
SSgA Funds Management, Inc.           President     Elected:        Funds Management,
State Street Financial Center                       March 2008      Inc. (1992-present)*;
One Lincoln Street                                                  Managing Director,
Boston, MA 02111                                                    State Street Global
1967                                                                Advisors (1992-
                                                                    present)*

MICHAEL P. RILEY                      Vice          Unlimited       Principal, State
SSgA Funds Management, Inc.           President     Elected:        Street Global
State Street Financial Center                       February 2005   Advisors
One Lincoln Street                                                  (2005-present);
Boston, MA 02111                                                    Assistant
1969                                                                Vice
                                                                    President, State
                                                                    Street Bank and
                                                                    Trust Company
                                                                    (2000-2004).

GARY L. FRENCH                        Treasurer     Unlimited       Senior Vice
State Street Bank and Trust Company                 Elected:        President,
Two Avenue de Lafayette                             May 2005        State Street Bank
Boston, MA 02111                                                    and Trust Company
1951                                                                (2002-present).

RYAN M. LOUVAR                        Secretary     Unlimited       Vice President and
State Street Bank and Trust Company                 Elected:        Senior Counsel, State
Four Copley Place, CPH0326                          August 2008     Street Bank and Trust
Boston, MA 02116                                                    Company (2005-
1972                                                                present)*; Counsel,
                                                                    BISYS Group, Inc.
                                                                    (2000-2005) (a financial
                                                                    services company).

MARK E. TUTTLE                        Assistant     Unlimited       Vice President and
State Street Bank and Trust Company   Secretary     Elected:        Counsel, State Street
Four Copley Place, CPH0326                          August 2007     Bank and Trust Company
Boston, MA 02116                                                    (2007-present)*;
1970                                                                Assistant Counsel,
                                                                    BISYS Group, Inc.
                                                                    (2005-2007)*;
                                                                    (a financial services
                                                                    company); Sole
                                                                    Practitioner, Mark E.
                                                                    Tuttle Attorney
                                                                    at Law (2004-2005).

*    Served in various capacities during noted time period.

                                                       TERM OF                PRINCIPAL
                                                      OFFICE AND             OCCUPATION(S)
NAME, ADDRESS                         POSITION(S)     LENGTH OF              DURING PAST
AND YEAR OF BIRTH                      WITH FUNDS    TIME SERVED               5 YEARS
-----------------                     -----------   -------------   ----------------------------
MATTHEW FLAHERTY                      Assistant     Unlimited       Assistant Vice
State Street Bank and Trust Company   Treasurer     Elected:        President, State
Two Avenue de Lafayette                             May 2005        Street Bank and
Boston, MA 02111                                                    Trust
1971                                                                (1994-present).*

CHAD C. HALLETT                       Assistant     Unlimited       Vice President,
State Street Bank and Trust Company   Treasurer     Elected:        State Street Bank and
Two Avenue de Lafayette                             May 2006        Trust Company
Boston, MA 02111                                                    (2001-present).*
1969

LAURA F. HEALY                        Assistant     Unlimited       Vice President, State Street
State Street Bank and Trust Company   Treasurer     Elected:        Bank and Trust Company
Two Avenue de Lafayette                             November 2007   (2002-present).*
Boston, MA 02111
1964

JULIE B. PIATELLI                     Chief         Unlimited       Principal and Senior
SSgA Funds Management, Inc.           Compliance    Elected:        Compliance Officer,
State Street Financial Center         Officer       August 2007     SSgA Funds
One Lincoln Street                                                  Management, Inc.
Boston, MA 02111                                                    (2004-present);
1967                                                                Vice President, State
                                                                    Street Global Advisors
                                                                    (2004-present); Senior
                                                                    Manager,
                                                                    PricewaterhouseCoopers,
                                                                    LLP (1999-2004).

*    Served in various capacities during noted time period.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust other than the Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust and SPDR Index Shares Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $90,000 plus $5,000 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $10,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2009.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE
                                         ACCRUED      ANNUAL       TRUST AND
                         AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
NAME OF                COMPENSATION     OF TRUST       UPON         PAID TO
INDEPENDENT TRUSTEE   FROM THE TRUST    EXPENSES    RETIREMENT    TRUSTEES(1)
-------------------   --------------   ----------   ----------   ------------
Frank Nesvet              $92,431          N/A          N/A        $120,500
Helen F. Peters           $80,456          N/A          N/A        $104,750
David M. Kelly            $73,400          N/A          N/A        $ 95,500

(1)  The Fund Complex includes the Trust and SIS Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three (3) times during the fiscal year ended June 30, 2009.

Trustee Committee. The Board has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met six (6) times during the fiscal year ended June 30, 2009.

Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended June 30, 2009 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2008:

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                  DOLLAR RANGE OF EQUITY SECURITIES IN   COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEE                  THE TRUST                       OF INVESTMENT COMPANIES
---------------   ------------------------------------   ---------------------------------------
Frank Nesvet                        None                                   None
Helen F. Peters                     None                                   None
David M. Kelly                      None                                   None
James Ross*                     Over $100,000                         Over $100,000

*    Indicates an Interested Trustee

As of December 31, 2008, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser or the Distributor.

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached at the end of this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at www.SPDRs.com; and (3) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of August 31, 2009, the Adviser managed approximately $159 billion. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement ("Investment Advisory Agreement") between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreements regarding the Funds will be available in the Trust's Annual Report or Semi-Annual Report covering the period during the applicable Fund's commencement of operations.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

PORTFOLIO MANAGERS

The Adviser manages the Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:

FUND                                                                        PORTFOLIO MANAGERS
----                                                         ---------------------------------------------
SPDR Barclays Capital Short Term Treasury ETF                Michael Brunell, John Kirby, Elya Schwartzman
SPDR Barclays Capital Short Term Corporate Bond ETF
SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SPDR Barclays Capital Long Term Corporate Bond ETF
SPDR Barclays Capital Emerging Markets Government Bond ETF
SPDR S&P Commercial Paper ETF                                Todd Bean, Steve Meier and Jeff St. Peters
SPDR S&P Food & Beverage ETF                                 Lynn Blake and John Tucker

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                   OTHER ACCOUNTS MANAGED AS OF JUNE 30, 2009

                   REGISTERED                   POOLED                                               TOTAL
                   INVESTMENT     ASSETS      INVESTMENT     ASSETS                    ASSETS       ASSETS
PORTFOLIO            COMPANY      MANAGED       VEHICLE      MANAGED      OTHER       MANAGED       MANAGED
MANAGER             ACCOUNTS    (BILLIONS)*    ACCOUNTS    (BILLIONS)*   ACCOUNTS   (BILLIONS)*   (BILLIONS)*
---------          ----------   -----------   ----------   -----------   --------   -----------   -----------
Michael Brunell        15          $ 7.12          85        $ 34.98       153        $ 78.95       $121.05
John Kirby             15          $ 7.12          85        $ 34.98       153        $ 78.95       $121.05
Elya Schwartzman       15          $ 7.12          85        $ 34.98       153        $ 78.95       $121.05
Todd Bean              11          $66.94           9        $ 83.98        21        $  8.39       $159.31
Steven Meier           11          $66.94           9        $ 83.98        21        $  8.39       $159.31
Jeff St. Peters        11          $66.94           9        $ 83.98        21        $  8.39       $159.31
Lynn Blake             84          $42.68         216        $241.78       239        $171.54       $   456
John Tucker            84          $42.68         216        $241.78       239        $171.54       $   456

*    There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2009.

PORTFOLIO                                        DOLLAR RANGE OF TRUST
MANAGER                      FUND              SHARES BENEFICIALLY OWNED
---------          -------------------------   -------------------------
Michael Brunell              None                         None
John Kirby                   None                         None
Elya Schwartzman   SPDR S&P Homebuilders ETF           $1-$10,000
Todd Bean                    None                         None
Steven Meier         SPDR S&P Dividend ETF             $1-$10,000
Jeff St. Peters              None                         None
Lynn Blake                   None                         None
John Tucker                  None                         None

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds each Fund's assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement ("Transfer Agency Agreement").

COMPENSATION. As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next $3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement ("Distribution Agreement") with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units, for which it may receive commissions or other fees from such Authorized Participants.

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Funds.

Each Fund has adopted a Distribution and Service (Rule 12b-1) Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under the Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by the Fund under the Plan will be compensation for distribution, investor services or marketing services for the Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, the Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under the Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of a Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

                             BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Adviser considers the full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks ("ECNs") when appropriate.

SSgA FM does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. SSgA FM does not "pay up" for the value of any such proprietary research. SSgA FM may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits for SSgA. Although SSgA FM's clients' commissions are not used for third party soft dollars, SSgA FM and SSgA clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

Securities of "Regular Broker-Dealer." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. The Funds were not operational and have not engaged in transactions prior to the date of this SAI.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for each Fund is expected to be under 100%, except with respect to the SPDR S&P Commercial Paper ETF, which may experience significantly higher turnover. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL PURCHASE AND SALE INFORMATION."

The Depository Trust Company ("DTC") acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CONVEYANCE OF ALL NOTICES, STATEMENTS AND OTHER COMMUNICATIONS TO BENEFICIAL OWNERS IS EFFECTED AS FOLLOWS. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Funds were not operational prior to the date of this SAI and did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a "Creation Unit," either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The principal consideration for creations and redemptions for each Equity ETF is principally in-kind. The principal consideration for creations and redemptions for each Fixed Income ETF set forth in the table below:

FUND                                                                CREATION*   REDEMPTION*
----                                                                ---------   -----------
SPDR Barclays Capital Short Term Treasury ETF....................    In-Kind      In-Kind
SPDR S&P Commercial Paper ETF....................................      Cash       In-Kind
SPDR Barclays Capital Short Term Corporate Bond ETF..............    In-Kind      In-Kind
SPDR Barclays Capital Intermediate Term Corporate Bond ETF.......    In-Kind      In-Kind
SPDR Barclays Capital Long Term Corporate Bond ETF...............    In-Kind      In-Kind
SPDR Barclays Capital Emerging Markets Government Bond ETF.......      Cash         Cash
SPDR S&P Food & Beverage ETF.....................................    In-Kind      In-Kind

----------
*    May be revised at any time without notice.

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"). A "Business Day" with respect to a Fund is, generally, any day on which the NYSE is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the "Deposit Securities") per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund's benchmark Index and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities ("Deposit Cash") and the "Cash Component," computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The "Cash Component" is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's Index.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "non-standard orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or
(ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, with respect to the Fixed Income ETFs (except with respect to the International Treasury Bond ETFs), has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (set forth below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. In the case of non-standard orders, the non-standard order must be received by the Principal Underwriter no later than the times set forth in the Participant Agreement. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities and municipal securities) and/or through a subcustody agent for (for foreign securities). The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of a Fund by no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. The "Settlement Date" for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with by 2:00 p.m. or 3:00 p.m.

Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under "Creation Transaction Fees" will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian;
(c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time. An additional transaction charge or variable charge will be applied to certain creation and redemption transactions, including non-standard orders and partial cash purchases. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units redeemed in the transaction. A Fund may adjust the redemption transaction fee from time to time. An additional variable charge will be applied to certain creation and redemption transactions, including non-standard orders, cash redemptions, or partial cash redemptions (when cash redemptions are available). Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS - FOOD & BEVERAGE ETF. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed an Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

PROCEDURES FOR REDEMPTION OF CREATION UNITS - FIXED INCOME ETFs. To be eligible to place redemption orders for Creation Units of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and, except with respect to the Emerging Markets Government Bond ETF, have the ability to transact through the Federal Reserve System. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant

Agreement and the order form. A redemption request is considered to be in "proper form" if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming beneficial owner by the Settlement Date.

With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value", computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

ADDITIONAL REDEMPTION PROCEDURES - ALL ETFs. With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled "Local Market Holiday Schedules" identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or
(4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.

Creation and Redemption Transaction Fees:

                                                                                    MAXIMUM ADDITIONAL
                                                                                   VARIABLE FEE FOR CASH
                                                                     TRANSACTION        CREATIONS/
FUND                                                                    FEE*          REDEMPTIONS*,**
---                                                                  -----------   ---------------------
SPDR Barclays Capital Short Term Treasury ETF.....................      $[___]            [___]%
SPDR S&P Commercial Paper ETF.....................................      $[___]            [___]%
SPDR Barclays Capital Short Term Corporate Bond ETF...............      $[___]            [___]%
SPDR Barclays Capital Intermediate Term Corporate Bond ETF........      $[___]            [___]%
SPDR Barclays Capital Long Term Corporate Bond ETF................      $[___]            [___]%
SPDR Barclays Capital Emerging Markets Government Bond ETF........      $[___]            [___]%
SPDR S&P Food & Beverage ETF......................................      $[___]            [___]%

* From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** The variable charge is in addition to the fixed transaction fee and will be applied to each transaction in cash. The maximum additional variable charge is the percentage noted in the table multiplied by the amount of Deposit Cash or Redemption Cash, as applicable. The assessed variable charge may be lower than the respective percentages noted in the table based on actual brokerage and market impact expenses associated with the transaction.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the applicable Prospectus entitled "PURCHASE AND SALE INFORMATION" and "ADDITIONAL PURCHASE AND SALE INFORMATION."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the SIFMA announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and
(iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, the Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the applicable Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid monthly by each Fixed Income ETF and quarterly by the Food & Beverage ETF, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT

Broker dealers, at their own discretion, may offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment program offered by such broker dealer.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "ADDITIONAL TAX INFORMATION."

The Funds intend to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Dividends and interest received by Funds holding foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Funds' fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on each Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Each Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Funds intend to distribute annually to their shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Because the taxable portion of the Funds' investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes.

Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as "FIRPTA gain". The Internal Revenue Code provides a look-through rule for distributions of "FIRPTA gain" by a RIC if all of the following requirements are met: (i) the RIC is classified as a "qualified investment entity" (a "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest ("USRPI"), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of a class of the Fund's shares, Fund distributions to you that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gain or loss. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code and the tax consequences of Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

A Fund has the right to reject an order to for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the respective Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other

Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young, LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young, LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.

                         LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

                                  See Next Page

                                                 TRADE DATE(S) W/ SETTLEMENT OF GREATER THAN 7
MARKET           SETL CYCLE   MAX SETL CYCLE        CALENDAR DAYS (MAX DAYS IN PARENTHESIS)
------           ----------   --------------   ---------------------------------------------------
Australia           T+3           7 days
Austria             T+3           7 days
Belgium             T+3           7 days
Brazil              T+3           7 days
Canada              T+3           7 days
Chile               T+2           5 days
                                               2/10/10 (12); 2/11/10 (12); 2/12/10 (12); 3/29/10
                                               (9); 3/30/10 (9); 4/1/10 (8); 9/20/10 (14); 9/21/10
China               T+3           14 days      (14); 9/24/10 (12)
Czech Republic      T+3           7 days
Denmark             T+3           7 days
Egypt               T+2           10 days      11/10/10 (8); 11/11/10 (10); 11/14/10 (8)
Euroclear           T+3           6 days
Finland             T+3           7 days
France              T+3           7 days
Germany             T+3           7 days
Greece              T+3           7 days
Hong Kong           T+2           7 days
Hungary             T+3           7 days
India               T+2           5 days
Indonesia           T+3           13 days      9/1/10 (13); 9/2/10 (13); 9/3/10 (13);
Ireland             T+3           12 days      12/21/09 (9); 12/22/09 (9); 12/23/09 (12)
Israel              T+3           7 days
Italy               T+3           7 days
Japan               T+3           10 days      4/28/10 (8); 4/29/10 (8); 4/30/10 (10)
Jordan              T+2           7 days
Korea               T+2           6 days
Malaysia            T+3           8 days       5/25/10 (8); 5/26/10 (8); 5/27/10 (8)
Mexico              T+3           7 days
Morocco             T+3           7 days
Netherlands         T+3           7 days
New Zealand         T+3           7 days
Norway              T+3           8 days       3/29/10 (8); 3/30/10 (8); 3/31/10 (8);
Pakistan            T+2           7 days
Peru                T+3           7 days
Philippines         T+3           7 days
Poland              T+3           7 days
Portugal            T+3           7 days
Russia              T+3           13 days      12/29/09 (13); 12/30/09 (13); 12/31/09 (13)
Singapore           T+3           7 days
South Africa        T+5           7 days
South Korea         T+3           10 days      9/16/10 (8); 9/17/10 (10); 9/20/10 (8);
Spain               T+3           8 days       3/29/10 (8); 3/30/10 (8); 3/31/10 (8)
Sweden              T+3           7 days
Switzerland         T+3           7 days
Taiwan              T+1           12 days      2/22/10 (12)
Thailand            T+3           10 days      4/8/10 (8); 4/9/10 (10); 4/10/10 (8)
Turkey              T+2           11 days      11/11/10 (11); 11/12/10 (11)
United Kingdom      T+3           7 days

Proxy Voting Policy                                       (SSGA LOGO)
                                                          Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. ("RMG"), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

          - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).

               Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

          - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

          - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

          - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

          - The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

          - Mandates requiring a majority of independent directors on the Board of Directors

          - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

          - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

          -    Elimination of cumulative voting

          -    Establishment of confidential voting

          - Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

          - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

          - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

          -    Discharge of auditors*

          - Approval of financial statements, auditor reports and allocation of income

          - Requirements that auditors attend the annual meeting of shareholders

          - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

          - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

          - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

          - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

          - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

          - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

          - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

          -    Elimination of shareholder rights plans ("poison pill")

          - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

          - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

          - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

          - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

          -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

          - Stock purchase plans with an exercise price of not less that 85% of fair market value

          - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

          - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

          - Expansions to reporting of financial or compensation-related information, within reason

          - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent -- compensation committee

          - Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

          - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

          -    Change in Corporation Name

          - Mandates that amendments to bylaws or charters have shareholder approval

Other

          - Adoption of anti-"greenmail" provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

          -    Repeals or prohibitions of "greenmail" provisions

          -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

          - Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

          - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

          -    Limits to tenure of directors

          - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

          -    Restoration of cumulative voting in the election of directors

          - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

          - The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

          - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

          - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

          - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                    (iii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                    (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

               - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

          - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

          - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

          -    Adjournment of Meeting to Solicit Additional Votes

          - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

          - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

          - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

          -    Retirement bonuses for non-executive directors and auditors

          - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

          - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

          - Reincorporation in a location which has more stringent anti-takeover and related provisions

          - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

          - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

          - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

          - Proposals which require inappropriate endorsements or corporate actions

          - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

          - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

          - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

          - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

          - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

          -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients' returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                                     PART C
                                OTHER INFORMATION

ITEM 28.     EXHIBITS

(a)(i) First Amended and Restated Declaration of Trust of StreetTracks(SM) Series Trust (now, SPDR(R) Series Trust) (the "Trust" or the "Registrant") dated June 9, 1998, as amended September 6, 2000, is incorporated herein by reference to Exhibit (a)(ii) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission (the "SEC") on September 25, 2000.

(a)(ii) Amendment No. 1 to the Registrant's First Amended and Restated Declaration of Trust dated June 9, 1998, as amended September 6, 2000, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on August 10, 2007.

(b) Registrant's Amended and Restated By-Laws, dated June 9, 1998, as amended and restated November 15, 2004, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on April 14, 2005.

(c) Global Certificates of Beneficial Interest, evidencing shares of Beneficial Interest, $.01 par value, are incorporated herein by reference to Exhibit (c) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(d)(i) Amended and Restated Investment Advisory Agreement between the Trust and SSgA Funds Management, Inc., dated September 1, 2003, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 28, 2003.

(d)(ii) Amended and Restated Sub-Advisory Agreement between SSgA Funds Management, Inc. and The Tuckerman Group, LLC, with respect to the SPDR Dow Jones REIT ETF (formerly, the DJ Wilshire REIT ETF and prior to that, the streetTRACKS(R) Wilshire REIT ETF), is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 28, 2003.

(d)(iii) Revised Exhibit A dated October 9, 2007 to the Amended and Restated Investment Advisory Agreement dated September 1, 2003, between the Trust and SSgA Funds Management, Inc., is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(iv) Fee Waiver Letter Agreement dated October 23, 2007, with respect to the SPDR Barclays Capital Aggregate Bond ETF (formerly, the SPDR Lehman Aggregate Bond ETF), is incorporated herein by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(v) Fee Waiver Letter Agreement dated October 23, 2007, with respect to the SPDR Barclays Capital Municipal Bond ETF (formerly, the SPDR Lehman Municipal Bond ETF), is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(vi) First Amendment dated April 30, 2007 to the Amended and Restated Sub-Advisory Agreement between SSgA Funds Management, Inc. and The Tuckerman Group, relating to the SPDR Dow Jones REIT ETF (formerly, the DJ Wilshire REIT ETF and prior to that, the streetTRACKS Wilshire REIT ETF), is incorporated herein by reference to Exhibit
             (d)(vi) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 26, 2007.

(d)(vii) Revised Exhibit A dated January 15, 2009 to the Amended and Restated Investment Advisory Agreement dated September 1, 2000, between the Trust and SSgA Funds Management, Inc., is incorporated herein by reference to Exhibit (d)(vii) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as field with the SEC on January 15, 2009.

(d)(viii) Revised Exhibit A to the Amended and Restated Investment Advisory Agreement dated September 1, 2000, between the Trust and SSgA Funds Management, Inc., to be filed by amendment.

(e)(i) Distribution Agreement dated September 22, 2000, between the Trust and State Street Global Markets, LLC (formerly, State Street Capital Markets, LLC), is incorporated herein by reference to Exhibit (e) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(e)(ii) Amended Annex I dated January 15, 2009 to the Distribution Agreement dated September 22, 2000, between the Trust and State Street Global Markets, LLC, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(e)(iii) Amended Annex I to the Distribution Agreement dated September 22, 2000, between the Trust and State Street Global Markets, to be filed by amendment.

(f)          Not applicable.

(g)(i) Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(g)(ii) Amended Schedule of Series dated January 15, 2009 to the Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(g)(iii) Amendment dated October 14, 2005 to the Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit
             (g)(iv) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, a filed with the SEC on October 28, 2005.

(g)(iv) Amended Schedule of Series to the Custodian Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, to be filed by amendment.

(h)(i) Administration Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(i) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(h)(ii) Transfer Agency and Services Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(ii) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(h)(iii) Addendum dated April 5, 2004 to Transfer Agency and Services Agreement dated September 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on October 28, 2005.

(h)(iv) Form of Participant Agreement is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on August 26, 2009.

(h)(v) Form of Investor Services Agreement is incorporated herein by reference to Exhibit (h)(iv) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(h)(vi) Securities Lending Authorization Agreement dated November 28, 2007, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on August 8, 2008.

(h)(vii) Amended Schedule A dated January 15, 2009 to the Administration Agreement dated October 22, 2000 between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(h)(viii) Amended Annex A dated January 15, 2009 to the Transfer Agency and Services Agreement dated October 22, 2000, between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(viii) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(h)(ix) Amended Schedule B dated January 15, 2009 to the Securities Lending Authorization Agreement dated November 28, 2007 between the Trust and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (h)(ix) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 15, 2009.

(h)(x) Amended Schedule A to the Administration Agreement dated October 22, 2000, between the Trust and State Street Bank and Trust Company, to be filed by amendment.

(h)(xi) Amended Annex A to the Transfer Agency and Services Agreement dated October 22, 2000, between the Trust and State Street Bank and Trust Company, to be filed by amendment.

(h)(xii) Amended Schedule B to the Securities Lending Authorization Agreement dated November 28, 2007, between the Trust and State Street Bank and Trust Company, to be filed by amendment.

(i) Opinion and Consent of Morgan, Lewis & Bockius LLP, is filed herewith.

(j) Consent of independent registered public accountants, Ernst & Young LLP, is filed herewith.

(k)          Not applicable.

(l) Subscription Agreement dated September 22, 2000, between the Trust and State Street Capital Markets, LLC, is incorporated herein by reference to Exhibit (l) of Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 25, 2000.

(m) Distribution and Service Plan, as adopted on September 11, 2000, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on August 30, 2004.

(n)          Not applicable.

(p)(i) Registrant's Revised Code of Ethics, as adopted November 15, 2004 and revised August 22, 2007, is incorporated herein by reference to Exhibit (p)(vi) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on September 14, 2007.

(p)(ii) Code of Ethics of SSgA Funds Management, Inc., dated October 2005 (which also applies to applicable reporting personnel of the Distributor), is incorporated herein by reference to Exhibit
             (p)(ii) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on June 12, 2006.

(p)(iii) The Tuckerman Group, in its capacity as investment sub-adviser to the Trust's SPDR Dow Jones REIT ETF, has adopted the Code of Ethics of SSgA Funds Management, Inc., which is incorporated herein by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on June 12, 2006.

(p)(iv) Amendment dated May 7, 2007 to the Code of Ethics of SSgA Funds Management, Inc. dated October 2005, is incorporated herein by reference to Exhibit (p)(v) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on June 21, 2007.

(q) Powers of Attorney for Ms. Peters and Messrs. Kelly, Nesvet, Ross and French, are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on July 3, 2008.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Board of Trustees of the Trust is the same as the board of the SPDR Index Shares Funds which also has SSgA Funds Management, Inc. as its investment adviser. In addition, the officers of the Trust are substantially identical to the officers of the SPDR Index Shares Funds. Nonetheless, the Trust takes the position that it is not under common control with other trusts because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Additionally, see the "Control Persons and Principal Holders of Securities" section of the Statement of Additional Information for a list of shareholders who own more than 5% of a specific fund's outstanding shares and such information is incorporated by reference to this Item.

ITEM 30. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.9 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") serves as the investment adviser for each series of the Trust. SSgA FM is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment arm of State Street Corporation. The principal address of the Adviser is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is an investment adviser registered under the Investment Advisers Act of 1940.

                             CAPACITY
        NAME               WITH ADVISER       BUSINESS NAME AND ADDRESS OF OTHER POSITION
--------------------   --------------------   -------------------------------------------
   Thomas P. Kelly          Treasurer         Managing Director and Comptroller, State
                                              Street Global Advisors, a division of State
                                              Street Bank and Trust Company, Boston, MA

Phillip S. Gillespie    Director and Chief    Executive Vice President and General
                          Legal Officer       Counsel, State Street Global Advisors, a
                                              division of State Street Bank and Trust
                                              Company, Boston, MA

   Tracy Atkinson            Director         Executive Vice President and Chief
                                              Compliance Officer, State Street
                                              Corporation, Boston, MA, owner of State
                                              Street Global Advisors

    Shawn Johnson            Director         Senior Managing Director, State Street
                                              Global Advisors, a division of State Street
                                              Bank and Trust Company, Boston, MA

    James E. Ross      President & Director   Senior Managing Director, State Street
                                              Global Advisors, a division of State Street
                                              Bank and Trust Company, Boston, MA

  Cuan F.H. Coulter      Chief Compliance     Senior Vice President and Chief Compliance
                             Officer          Officer, State Street Global Advisors, a
                                              division of State Street Bank and Trust
                                              Company, Boston, MA

The Tuckerman Group LLC ("Tuckerman") serves as the investment adviser for the Trust's SPDR Dow Jones REIT ETF. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. The principal business address of Tuckerman is 4 International Drive, Suite 230, Rye Brook, New York 10573. Tuckerman is an investment adviser registered under the Investment Advisers Act of 1940.

                             CAPACITY
        NAME              WITH TUCKERMAN      BUSINESS NAME AND ADDRESS OF OTHER POSITION
--------------------   --------------------   -------------------------------------------
 Charles Lauckhardt     Chairman and Chief    Managing Member of Carpathia Real Estate
                        Executive Officer     Advisors, LLC, Rye Brook, New York
                                              ("Carpathia")

                             CAPACITY
        NAME              WITH TUCKERMAN      BUSINESS NAME AND ADDRESS OF OTHER POSITION
--------------------   --------------------   -------------------------------------------
   Steven de Bara          Senior Vice        Chief Financial Officer of Carpathia
                         President/Chief
                        Compliance Officer

    Glen Weisberg         Vice President      Portfolio Manager of Carpathia

     Jared Chase             Director         Senior Managing Director, State Street
                                              Global Advisors, a division of State Street
                                              Bank and Trust Company, Boston, MA, and
                                              Chairman of State Street Global Alliance,
                                              LLC, Boston, MA

  Stephen Marshall           Director         Vice President, State Street Global
                                              Advisors, a division of State Street Bank
                                              and Trust Company, Boston, MA, and Vice
                                              President of State Street Global Alliance,
                                              LLC, Boston, MA

See "Management" in the Prospectus and "Management of the Trust" in the Statement of Additional Information for information regarding the business of SSgA FM and Tuckerman. For information regarding broker-dealers and investment advisers affiliated with the Adviser, reference is made to the Adviser's Form ADV, as amended, filed with the SEC and incorporated herein by reference.

ITEM 32 PRINCIPAL UNDERWRITERS

(a) State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust's principal underwriter and also serves as the principal underwriter for the following investment companies: State Street Institutional Investment Trust and SSgA Funds.

(b) The following is a list of the executive officers, directors and partners of State Street Global Markets, LLC (none of the persons set forth below holds a position or office with the Trust):

Nicolas J. Bonn      Chief Executive Officer, President and Director
Vincent Manzi        Chief Compliance Officer
William Helfrich     Treasurer and FINOP
Martin Fischer       Chief Operations Officer
Peter Economou       Director
Howard Fairweather   Director
Stefan Gavell        Director
Aditya Mohan         Director
Anthony Rochte       Director
Mark Snyder          Director
R. Bryan Woodard     Director

(c)  Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of SSgA Funds Management, Inc. and/or State Street Bank and Trust Company, each with offices located at One Lincoln Street, Boston, Massachusetts 02111.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 28th day of October, 2009.

                                        SPDR(R) SERIES TRUST


                                        By: /s/ James E. Ross
                                            ------------------------------------
                                            James E. Ross
                                            President

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURES                                        TITLE                  DATE
----------                              ------------------------   ----------------


/s/ Gary L. French                      Treasurer and Principal    October 28, 2009
-------------------------------------   Financial Officer
Gary L. French


/s/ David M. Kelly*                     Trustee                    October 28, 2009
-------------------------------------
David M. Kelly


/s/ Frank Nesvet*                       Trustee                    October 28, 2009
-------------------------------------
Frank Nesvet


/s/ Helen F. Peters*                    Trustee                    October 28, 2009
-------------------------------------
Helen F. Peters


/s/ James E. Ross                       Trustee, President and     October 28, 2009
-------------------------------------   Principal Executive
James E. Ross                           Officer


*By: /s/ Ryan M. Louvar
     --------------------------------
     Ryan M. Louvar
     As Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT LIST

Item 28
-------
(i)       Opinion and Consent of Morgan, Lewis & Bockius LLP

(j)       Consent of Ernst & Young LLP